UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: FAM Series Fund, Inc.
                Mercury Low Duration Portfolio
                Mercury Global SmallCap Portfolio
                Mercury Equity Dividend Portfolio
                Mercury Mid Cap Value Opportunities Portfolio
                Mercury Small Cap Index Portfolio
                Mercury International Index Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, FAM Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

FAM Series Fund, Inc.

                                                                            Page
                                                                            ----
Mercury Equity Dividend Portfolio ........................................     2
Mercury Global SmallCap Portfolio ........................................    20
Mercury International Index Portfolio ....................................    41
Mercury Low Duration Portfolio ...........................................    58
Mercury Mid Cap Value Opportunities Portfolio ............................    77
Mercury Small Cap Index Portfolio ........................................    94

Annual Report
December 31, 2005

FAM Series Fund, Inc.
A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

      Although they struggled, stocks managed to post their third straight year of positive performance, thanks to a fourth-quarter rally. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes--stocks, bonds and cash--were the closest they have been in more than 100 years.

      For the year and six months ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005

-------------------------------------------------------------------------------------------
                                                                       6-month     12-month
-------------------------------------------------------------------------------------------
U.S. equities (Standard & Poor's 500 Index) .....................      + 5.77%      + 4.91%
Small-cap U.S. equities (Russell 2000 Index) ....................      + 5.88       + 4.55
International equities (MSCI Europe Australasia Far East Index) .      +14.88       +13.54
Fixed income (Lehman Brothers Aggregate Bond Index) .............      - 0.08       + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index) ..      + 0.60       + 3.51
High yield bonds (Credit Suisse First Boston High Yield Index) ..      + 1.48       + 2.26
-------------------------------------------------------------------------------------------

      In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve had mildly inverted between the two-year and 10-year sectors.

      As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth.

      As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available online, where we are able to expand our reach in terms of content and readership.

      As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
A Discussion With Your Portfolio Manager

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Equity Dividend Portfolio's Class I had a total return of +14.10%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +4.91%, and the Lipper Equity Income Funds (Variable Products) category had an average return of +5.56%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

      The recurring themes in the market during 2005 were rising short-term interest rates and higher energy prices. The Federal Reserve Board (the Fed) increased the target federal funds rate from 2.25% to 4.25% in eight increments of 25 basis points (.25%) during the year. The central bank recently removed the word "accommodative" from its description of monetary policy and suggested that future rate hikes will be more data dependent.

      The energy sector outperformed for much of the year, as oil prices rose to record levels above $70 per barrel in September in response to the damage that Hurricane Katrina caused to several key refineries along the U.S. Gulf Coast. Even before this disaster struck, an extended period of rising energy prices had been fueled by the limited ability of OPEC (Organization of Petroleum Exporting Countries) to increase output, inadequate oil refining and natural gas drilling capacity in the United States, and growing demand in Asia, particularly from China and India. Oil prices fell later in the year as some of the damaged Gulf Coast refineries resumed operations and demand declined somewhat.

What factors most influenced Portfolio performance?

Strong stock selection and overweight positions versus the benchmark in the materials, energy and utility sectors enhanced Portfolio results for 2005. Relative returns also benefited from both positive stock selection and an underweight position in the consumer discretionary sector.

      Within the energy sector, the Portfolio's comparative performance benefited from the strong returns of Peabody Energy Corp., a coal mining company, and Cameco Corp., which is engaged in the exploration, development, mining and refining of uranium. Other energy stocks that contributed positively to the results during the year were our positions in Consol Energy Inc., a coal and natural gas producer; EnCana Corp., a natural gas producer; and Halliburton Co., an oil service provider. The Portfolio was underweight in the financial sector, which had a positive effect on the performance for most of the year. However, this benefit was offset in the fourth quarter as these stocks rallied in anticipation of an end to the interest rate increase cycle by the Fed.

What changes were made to the Portfolio during the period?

We did not make significant changes to the Portfolio over the course of the year, although we did begin to increase our holdings in financial services stocks late in the fourth quarter, based on our belief that these stocks should benefit as the Fed nears the end of its monetary tightening campaign. We added to our existing positions in Bank of America Corp., Citigroup, Inc., JPMorgan Chase & Co., and in two insurance companies, The St. Paul Travelers Cos., Inc. and XL Capital Ltd. We maintained the Portfolio's overweight in energy, adding to the integrated oil group during a sharp pullback in the energy sector in October. In the oil service sector, we initiated new holdings in Schlumberger Ltd., an oil service provider, and GlobalSantaFe Corp., an offshore drilling company. We believe that oil service companies are going to enjoy a period of strong revenues and earnings as oil producers begin to increase their oil exploration and development activity.

      We also maintained an overweight position in the high-yielding utility sector by adding selectively to some of our existing holdings and by purchasing shares of Northeast Utilities Service Co. In addition, we added to the Portfolio's exposure to the telecommunication services sector by increasing our holding in Verizon Communications, Inc. and establishing a new position in AT&T, Inc.

      We made few other changes to the Portfolio during the year because we believe that the basic materials and energy sectors will continue to provide the strongest earnings growth.

How would you characterize the Portfolio's position at the close of the period?

We are focused on the industrial sector, with holdings in companies that are selling equipment to alleviate production constraints in the mining and energy sectors. Additionally, the Portfolio is invested in the defense industry, an area we believe may see above-consensus spending to meet the needs of the Department of Homeland Security and to modernize traditional weapons platforms that have been stretched during ongoing war efforts. We continue to avoid exposure to the consumer cyclical sector, which we believe may face reduced revenues as rising energy and health care costs hit the consumer's pocketbook.

      The Portfolio remains leveraged to a continued cyclical recovery of global economies, particularly China, with exposure to energy and selected materials investments. Given limited near-term capacity additions in these industries to meet increased demand, especially from Asia (most notably China), we believe these sectors should see continued pricing power and subsequent earnings growth. In our view, the consumer discretionary sector is vulnerable to headwinds from diminished benefits of past federal income tax cuts, and rising medical and energy costs.

Robert M. Shearer
Vice President and Portfolio Manager

February 1, 2006

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Portfolio Information as of December 31, 2005

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Energy .....................................................               19.5%
Financials .................................................               17.6
Materials ..................................................               14.0
Industrials ................................................               11.6
Utility ....................................................               11.0
Consumer Staples ...........................................                5.9
Consumer Discretionary .....................................                3.5
Telecommunication Services .................................                3.5
Health Care ................................................                2.0
Information Technology .....................................                1.5
Other* .....................................................                9.9
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the S&P 500 Index. Values are from December 31, 2004 to December 2005.

                             Mercury                 Mercury                 Mercury
                     Equity Dividend         Equity Dividend         Equity Dividend
                        Portfolio+--            Portfolio+--            Portfolio+--               S&P 500
                     Class I Shares*        Class II Shares*       Class III Shares*               Index++
12/31/04**                   $10,000                 $10,000                 $10,000               $10,000
12/05                        $11,410                 $11,410                 $11,410               $10,491

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ Mercury Equity Dividend Portfolio invests primarily in a portfolio of equity securities.
++ This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +14.10%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +14.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +14.10%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +14.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +14.10%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +14.10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                6-Month            12-Month         Standardized
As of December 31, 2005       Total Return       Total Return       30-Day Yield
--------------------------------------------------------------------------------
Class I Shares*                  +8.48%             +14.10%             1.83%
--------------------------------------------------------------------------------
Class II Shares*                 +8.59              +14.10                --
--------------------------------------------------------------------------------
Class III Shares*                +8.59              +14.10                --
--------------------------------------------------------------------------------
S&P 500(R) Index**               +5.77              + 4.91                --
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past results shown should not be considered a representation of future performance.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   Expenses Paid
                                                         Beginning             Ending           During the Period*
                                                       Account Value        Account Value         July 1, 2005 to
                                                        July 1, 2005       December 31, 2005     December 31, 2005
==================================================================================================================
Actual
==================================================================================================================
Class I                                                    $1,000              $1,084.80              $4.91
------------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000              $1,085.90              $4.92
------------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000              $1,085.90              $4.92
==================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================
Class I                                                    $1,000              $1,020.39              $4.76
------------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000              $1,020.39              $4.76
------------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000              $1,020.39              $4.76
------------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.94% for Class I, .94% for Class II and .94% for Class III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.09% and 1.19%, the actual expenses paid would have been approximately $5.70 and $6.22, and the hypothetical expenses paid would have been approximately $5.52 and $6.02 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                  Shares
Europe                   Industry                                   Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
France--1.9%             Oil, Gas & Consumable Fuels--1.9%           500   Total SA (a) .............................   $    63,200
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in France ............        63,200
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--1.5%             Household Durables--1.5%                  1,900   Electrolux AB Series B ...................        49,299
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Sweden ............        49,299
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--2.3%     Beverages--1.1%                           2,400   Diageo Plc ...............................        34,712
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--1.2%           600   BP Plc (a) ...............................        38,532
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the
                                                                           United Kingdom ...........................        73,244
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in
                                                                           Europe--5.7% .............................       185,743
-----------------------------------------------------------------------------------------------------------------------------------

North America
-----------------------------------------------------------------------------------------------------------------------------------
Bermuda--0.4%            Insurance--0.4%                             200   XL Capital Ltd. Class A ..................        13,476
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Bermuda ...........        13,476
-----------------------------------------------------------------------------------------------------------------------------------
Canada--8.5%             Commercial Banks--2.3%                      700   Bank of Montreal .........................        38,950
                                                                     700   National Bank of Canada ..................        36,146
                                                                                                                        -----------
                                                                                                                             75,096
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication             1,000   BCE, Inc. ................................        23,950
                         Services--1.0%                              200   TELUS Corp. ..............................         7,991
                                                                                                                        -----------
                                                                                                                             31,941
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--2.2%                       400   Alcan, Inc. ..............................        16,380
                                                                     600   Barrick Gold Corp. .......................        16,647
                                                                   1,200   Noranda, Inc. ............................        35,441
                                                                     200   Placer Dome, Inc. ........................         4,558
                                                                                                                        -----------
                                                                                                                             73,026
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--3.0%         1,000   Cameco Corp. .............................        63,168
                                                                     800   EnCana Corp. .............................        35,995
                                                                                                                        -----------
                                                                                                                             99,163
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Canada ............       279,226
-----------------------------------------------------------------------------------------------------------------------------------
United States--69.7%     Aerospace & Defense--5.4%                   300   General Dynamics Corp. ...................        34,215
                                                                     500   Northrop Grumman Corp. ...................        30,055
                                                                   1,400   Raytheon Co. .............................        56,210
                                                                     300   Rockwell Collins, Inc. ...................        13,941
                                                                     800   United Technologies Corp. ................        44,728
                                                                                                                        -----------
                                                                                                                            179,149
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.5%                             400   The Coca-Cola Co. ........................        16,124
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.9%                        40   Ameriprise Financial, Inc. ...............         1,640
                                                                     200   The Bank of New York Co., Inc. ...........         6,370
                                                                     400   Morgan Stanley ...........................        22,696
                                                                                                                        -----------
                                                                                                                             30,706
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--3.2%                             200   Air Products & Chemicals, Inc. ...........        11,838
                                                                     300   The Dow Chemical Co. .....................        13,146
                                                                     400   E.I. du Pont de Nemours & Co. ............        17,000
                                                                     500   Lyondell Chemical Co. ....................        11,910
                                                                     500   Olin Corp. ...............................         9,840
                                                                     300   Praxair, Inc. ............................        15,888
                                                                     500   Rohm & Haas Co. ..........................        24,210
                                                                                                                        -----------
                                                                                                                            103,832
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--4.9%                    1,700   Bank of America Corp. ....................        78,455
                                                                     200   PNC Financial Services Group, Inc. .......        12,366
                                                                     200   SunTrust Banks, Inc. .....................        14,552
                                                                     700   U.S. Bancorp .............................        20,923

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

North America                                                     Shares
(continued)              Industry                                   Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Commercial Banks (concluded)                200   Wachovia Corp. ...........................   $    10,572
(continued)                                                          400   Wells Fargo & Co. ........................        25,132
                                                                                                                        -----------
                                                                                                                            162,000
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services & Supplies--0.6%        300   RR Donnelley & Sons Co. ..................        10,263
                                                                   2,100   Synagro Technologies, Inc. ...............         8,883
                                                                                                                        -----------
                                                                                                                             19,146
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--1.4%               800   Hewlett-Packard Co. ......................        22,904
                                                                     300   International Business Machines Corp. ....        24,660
                                                                                                                        -----------
                                                                                                                             47,564
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--0.3%                      200   American Express Co. .....................        10,292
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.8%                600   Temple-Inland, Inc. ......................        26,910
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial Services--4.1%      1,800   Citigroup, Inc. ..........................        87,354
                                                                   1,200   JPMorgan Chase & Co. .....................        47,628
                                                                                                                        -----------
                                                                                                                            134,982
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication             1,000   AT&T, Inc. ...............................        24,490
                         Services--2.2%                              600   BellSouth Corp. ..........................        16,260
                                                                   1,000   Verizon Communications, Inc. .............        30,120
                                                                                                                        -----------
                                                                                                                             70,870
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--4.7%                    300   American Electric Power Co., Inc. ........        11,127
                                                                     300   Cinergy Corp. ............................        12,738
                                                                     500   Exelon Corp. .............................        26,570
                                                                     400   FPL Group, Inc. ..........................        16,624
                                                                     400   FirstEnergy Corp. ........................        19,596
                                                                     100   ITC Holdings Corp. .......................         2,809
                                                                     600   Northeast Utilities ......................        11,814
                                                                     800   PPL Corp. ................................        23,520
                                                                     200   Pinnacle West Capital Corp. ..............         8,270
                                                                     600   The Southern Co. .........................        20,718
                                                                                                                        -----------
                                                                                                                            153,786
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--0.5%                  300   Rockwell Automation, Inc. ................        17,748
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--2.5%           300   GlobalSantaFe Corp. ......................        14,445
                                                                     600   Halliburton Co. ..........................        37,176
                                                                     300   Schlumberger Ltd. ........................        29,145
                                                                                                                        -----------
                                                                                                                             80,766
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.3%              200   Wal-Mart Stores, Inc. ....................         9,360
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.7%                         200   General Mills, Inc. ......................         9,864
                                                                     300   HJ Heinz Co. .............................        10,116
                                                                     100   Reddy Ice Holdings, Inc. .................         2,181
                                                                                                                        -----------
                                                                                                                             22,161
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--1.5%                         400   AGL Resources, Inc. ......................        13,924
                                                                     800   Equitable Resources, Inc. ................        29,352
                                                                     200   National Fuel Gas Co. ....................         6,238
                                                                                                                        -----------
                                                                                                                             49,514
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.4%                    600   Newell Rubbermaid, Inc. ..................        14,268
                         ----------------------------------------------------------------------------------------------------------
                         Household Products--2.8%                    500   Clorox Co. ...............................        28,445
                                                                     400   Kimberly-Clark Corp. .....................        23,860
                                                                     700   Procter & Gamble Co. .....................        40,516
                                                                                                                        -----------
                                                                                                                             92,821
                         ----------------------------------------------------------------------------------------------------------
                         Independent Power Producers &               400   Duke Energy Corp. ........................        10,980
                         Energy Traders--1.9%                      1,000   TXU Corp. ................................        50,190
                                                                                                                        -----------
                                                                                                                             61,170
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

North America                                                     Shares
(concluded)              Industry                                   Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Industrial Conglomerates--2.7%              200   3M Co. ...................................   $    15,500
(concluded)                                                        2,100   General Electric Co. .....................        73,605
                                                                                                                        -----------
                                                                                                                             89,105
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--3.0%                             600   Lincoln National Corp. ...................        31,818
                                                                     300   Marsh & McLennan Cos., Inc. ..............         9,528
                                                                   1,300   The St. Paul Travelers Cos., Inc. ........        58,071
                                                                                                                        -----------
                                                                                                                             99,417
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--2.1%                             600   Caterpillar, Inc. ........................        34,662
                                                                     500   Deere & Co. ..............................        34,055
                                                                                                                        -----------
                                                                                                                             68,717
                         ----------------------------------------------------------------------------------------------------------
                         Marine--0.2%                                500   Eagle Bulk Shipping, Inc. ................         7,960
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.9%                                 600   The McGraw-Hill Cos., Inc. ...............        30,978
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.4%                       100   Newmont Mining Corp. .....................         5,340
                                                                     100   Southern Copper Corp. ....................         6,698
                                                                                                                        -----------
                                                                                                                             12,038
                         ----------------------------------------------------------------------------------------------------------
                         Multi-Utilities--3.0%                       200   Ameren Corp. .............................        10,248
                                                                     100   Consolidated Edison, Inc. ................         4,633
                                                                     500   Dominion Resources, Inc. .................        38,600
                                                                     200   KeySpan Corp. ............................         7,138
                                                                     400   Public Service Enterprise Group, Inc. ....        25,988
                                                                     300   Wisconsin Energy Corp. ...................        11,718
                                                                                                                        -----------
                                                                                                                             98,325
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.2%                       93   Federated Department Stores ..............         6,169
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--11.0%          500   Chevron Corp. ............................        28,385
                                                                   1,200   ConocoPhillips ...........................        69,816
                                                                     600   Consol Energy, Inc. ......................        39,108
                                                                   1,600   Exxon Mobil Corp. ........................        89,872
                                                                     400   Marathon Oil Corp. .......................        24,388
                                                                     800   Murphy Oil Corp. .........................        43,192
                                                                     800   Peabody Energy Corp. .....................        65,936
                                                                                                                        -----------
                                                                                                                            360,697
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--1.7%               700   International Paper Co. ..................        23,527
                                                                     200   MeadWestvaco Corp. .......................         5,606
                                                                     400   Weyerhaeuser Co. .........................        26,536
                                                                                                                        -----------
                                                                                                                             55,669
                         ----------------------------------------------------------------------------------------------------------
                         Personal Products--0.6%                     700   Avon Products, Inc. ......................        19,985
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--2.0%                       300   Abbott Laboratories ......................        11,829
                                                                     600   Bristol-Myers Squibb Co. .................        13,788
                                                                     200   Johnson & Johnson ........................        12,020
                                                                     400   Merck & Co., Inc. ........................        12,724
                                                                     300   Wyeth ....................................        13,821
                                                                                                                        -----------
                                                                                                                             64,182
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--1.4%                           400   Kimco Realty Corp. .......................        12,832
                                                                     200   Simon Property Group, Inc. ...............        15,326
                                                                     500   Taubman Centers, Inc. ....................        17,375
                                                                                                                        -----------
                                                                                                                             45,533
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.3%                      400   Limited Brands ...........................         8,940
                         ----------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance--0.2%            100   Freddie Mac ..............................         6,535
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                  500   Sprint Nextel Corp. ......................        11,680
                         Services--0.4%
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the
                                                                           United States ............................     2,289,099
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in
                                                                           North America--78.6% .....................     2,581,801
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)

                                                                  Shares
Pacific Basin/Asia       Industry                                   Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia--5.3%          Metals & Mining--5.3%                     4,800   Alumina Ltd. .............................   $    26,126
                                                                   3,400   BHP Billiton Ltd. ........................        56,740
                                                                   8,200   BlueScope Steel Ltd. .....................        41,925
                                                                   1,000   Rio Tinto Ltd. ...........................        50,615
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Australia .........       175,406
-----------------------------------------------------------------------------------------------------------------------------------
China--0.5%              Metals & Mining--0.5%                       200   Aluminum Corp. of China Ltd. (a) .........        15,260
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in China .............        15,260
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the
                                                                           Pacific Basin/Asia--5.8% .................       190,666
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks
                                                                           (Cost--$2,635,687)--90.1% ................     2,958,210
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Face
North America                                                     Amount                  Trust Preferred
-----------------------------------------------------------------------------------------------------------------------------------
United States--0.2%      Automobiles--0.2%                      $ 12,500   Ford Motor Co. Capital Trust II, 6.50%
                                                                              due 1/15/2032 (c) .....................         6,933
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Trust Preferred
                                                                           (Cost--$13,201)--0.2% ....................         6,933
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Beneficial
                                                                Interest                Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $326,193   Merrill Lynch Liquidity Series, LLC Cash
                                                                              Sweep Series I (b) ....................       326,193
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Short-Term Securities
                                                                           (Cost--$326,193)--9.9% ...................       326,193
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Investments
                                                                           (Cost--$2,975,081*)--100.2% ..............     3,291,336

                                                                           Liabilities in Excess of
                                                                           Other Assets--(0.2%) .....................        (8,088)
                                                                                                                        -----------
                                                                           Net Assets--100.0% .......................   $ 3,283,248
                                                                                                                        ===========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................                 $ 2,975,081
                                                                    ===========
      Gross unrealized appreciation ...............                 $   389,148
      Gross unrealized depreciation ...............                     (72,893)
                                                                    -----------
      Net unrealized appreciation .................                 $   316,255
                                                                    ===========

(a)   Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------
                                                                     Net          Interest
      Affiliate                                                    Activity        Income
      ------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ...  $326,193      $  7,392
      ------------------------------------------------------------------------------------

(c)   Convertible security.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Statement of Assets and Liabilities as of December 31, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$2,648,888)                      $ 2,965,143
Investments in affiliated securities, at value (identified cost--$326,193) ....                         326,193
Receivables:
  Dividends ...................................................................      $     3,946
  Investment adviser ..........................................................              542
  Interest ....................................................................              170          4,658
                                                                                     -----------
Prepaid expenses ..............................................................                              28
                                                                                                    -----------
Total assets ..................................................................                       3,296,022
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Other affiliates ............................................................            1,280
  Capital shares redeemed .....................................................               18          1,298
                                                                                     -----------
Accrued expenses ..............................................................                          11,476
                                                                                                    -----------
Total liabilities .............................................................                          12,774
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets ....................................................................                     $ 3,283,248
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..                     $    29,430
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                               10
Paid-in capital in excess of par ..............................................                       2,951,440
Accumulated distributions in excess of investment income--net .................      $   (10,663)
Accumulated realized capital losses--net ......................................           (3,234)
Unrealized appreciation--net ..................................................          316,255
                                                                                     -----------
Total accumulated earnings--net ...............................................                         302,358
                                                                                                    -----------
Net Assets ....................................................................                     $ 3,283,248
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $3,280,966 and 294,301 shares outstanding .....                     $     11.15
                                                                                                    ===========
Class II--Based on net assets of $1,141 and 102.3 shares outstanding ..........                     $     11.15
                                                                                                    ===========
Class III--Based on net assets of $1,141 and 102.3 shares outstanding .........                     $     11.15
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Statement of Operations for the Year Ended December 31, 2005*

Investment Income:
Dividends (net of $1,284 foreign withholding tax) .............................                     $    69,269
Interest (including $7,392 from affiliates) ...................................                           8,321
                                                                                                    -----------
Total income ..................................................................                          77,590
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ......................................................      $    16,775
Custodian fees ................................................................            7,301
Offering costs ................................................................            5,994
Printing and shareholder reports ..............................................            5,970
Transfer agent fees--Class I ..................................................            5,000
Professional fees .............................................................            4,957
Accounting services ...........................................................            4,399
Pricing services ..............................................................            1,924
Registration fees .............................................................            1,305
Directors' fees and expenses ..................................................              722
Other .........................................................................            7,967
                                                                                     -----------
Total expenses before waiver and reimbursement ................................           62,314
Waiver and reimbursement of expenses ..........................................          (36,034)
                                                                                     -----------
Total expenses after waiver and reimbursement .................................                          26,280
                                                                                                    -----------
Investment income--net ........................................................                          51,310
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net ............................................................             (389)
  Foreign currency transactions--net ..........................................              538            149
                                                                                     -----------
Unrealized appreciation on investments--net ...................................                         316,255
                                                                                                    -----------
Total realized and unrealized gain--net .......................................                         316,404
                                                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........................                     $   367,714
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Statement of Changes in Net Assets

                                                                                                For the
                                                                                               Year Ended
                                                                                              December 31,
Increase (Decrease) in Net Assets:                                                                2005**
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................         $     51,310
Realized gain--net ..................................................................                  149
Change in unrealized appreciation--net ..............................................              316,255
                                                                                              ------------
Net increase in net assets resulting from operations ................................              367,714
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................              (65,922)
  Class II ..........................................................................                  (24)
  Class III .........................................................................                  (24)
Realized gain--net:
  Class I ...........................................................................               (2,843)
  Class II ..........................................................................                   (1)
  Class III .........................................................................                   (1)
                                                                                              ------------
Net decrease in net assets resulting from dividends and distributions to shareholders              (68,815)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................            2,981,349
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................            3,280,248
Beginning of year ...................................................................                3,000
                                                                                              ------------
End of year* ........................................................................         $  3,283,248
                                                                                              ============
----------------------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment income--net .....................         $    (10,663)
                                                                                              ============
----------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Financial Highlights

                                                                         For the Year Ended December 31, 2005**
The following per share data and ratios have been derived           ----------------------------------------------
from information provided in the financial statements.                Class I            Class II       Class III
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................        $    10.00          $    10.00      $    10.00
                                                                    ----------          ----------      ----------
Investment income--net* ....................................               .19                 .19             .19
Realized and unrealized gain--net ..........................              1.21                1.21            1.21
                                                                    ----------          ----------      ----------
Total from investment operations ...........................              1.40                1.40            1.40
                                                                    ----------          ----------      ----------
Less dividends and distributions from:
  Investment income--net ...................................              (.24)               (.24)           (.24)
  Realized gain--net .......................................              (.01)               (.01)           (.01)
                                                                    ----------          ----------      ----------
Total dividends and distributions ..........................              (.25)               (.25)           (.25)
                                                                    ----------          ----------      ----------
Net asset value, end of year ...............................        $    11.15          $    11.15      $    11.15
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share .........................             14.10%              14.10%          14.10%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ..................               .94%                .94%            .94%
                                                                    ==========          ==========      ==========
Expenses ...................................................              2.23%               2.23%           2.23%
                                                                    ==========          ==========      ==========
Investment income--net .....................................              1.84%               1.81%           1.81%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .....................        $    3,281          $        1      $        1
                                                                    ==========          ==========      ==========
Portfolio turnover .........................................              3.10%               3.10%           3.10%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Equity Dividend Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs--Prepaid offering costs were amortized over a 12-month period beginning with commencement of operations of the Portfolio.

      (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,459 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $538 has been reclassified between accumulated realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .60% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .94%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2005, MLIM earned fees of $16,775, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $19,259. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There was no increase in the aggregate fees paid by the Portfolio for these services.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by

MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the year ended December 31, 2005, the Portfolio reimbursed MLIM $61 for certain accounting services.

      In addition, MLPF&S earned $80 in commissions on the execution of portfolio security transactions for the year ended December 31, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $2,730,672 and $81,385, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $2,981,349 for the year ended December 31, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           288,188        $ 2,916,197
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................             6,343             68,764
                                                   ---------        -----------
Total issued .............................           294,531          2,984,961
Shares redeemed ..........................              (330)            (3,662)
                                                   ---------        -----------
Net increase .............................           294,201        $ 2,981,299
                                                   =========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                    Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 2        $        25
                                                   ---------        -----------
Net increase .............................                 2        $        25
                                                   =========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                    Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 2        $        25
                                                   ---------        -----------
Net increase .............................                 2        $        25
                                                   =========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Distributions to Shareholders:

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                      12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .........................................              $68,815
                                                                         -------
Total taxable distributions ...............................              $68,815
                                                                         =======
--------------------------------------------------------------------------------

      As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................          $     --
Undistributed long-term capital gains--net ..................                --
                                                                       --------
Total undistributed earnings--net ...........................                --
Capital loss carryforward ...................................                --
Unrealized gains--net .......................................           302,358*
                                                                       --------
Total accumulated earnings--net .............................          $302,358
                                                                       ========
-------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October currency and capital losses for tax purposes.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Equity Dividend Portfolio of FAM Series Fund, Inc. (the "Fund") as of December 31, 2005, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Equity Dividend Portfolio of FAM Series Fund, Inc. as of December 31, 2005, the results of its operations and changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Global SmallCap Portfolio's Class I Shares had a total return of +15.87%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +15.71%.

      Global small cap stocks performed quite well over the past 12 months, both on an absolute basis and relative to the U.S. market alone. The MSCI World Small Cap Index's 12-month return of +15.71% eclipsed the +4.55% return of the Russell 2000 Index, a measure of small cap U.S. stock performance. In terms of the broader market, international equities continued to outperform their U.S. counterparts. The MSCI World (ex U.S.) Index's 12-month return of +14.47% nearly tripled the +4.91% return of the S&P 500 Index. Many international markets have gleaned support from healthy economic growth and attractive relative valuations, particularly compared to the United States.

What factors most influenced Portfolio performance?

The Portfolio provided highly competitive returns for the period, benefiting most from strong stock selection in the consumer discretionary sector. Top performers included Pantaloon Retail India Ltd., India's largest retailer; Yamada Denki Co., Ltd., an electronics retailer in Japan; and Marzotto SpA, an Italian clothing company. These three companies are all growing faster than the average retailer and carry strong brand names.

      Our overweight position and strong stock selection in the energy sector also aided performance for the fiscal year. The energy sector was the top-performing industry in the index, bolstered by high oil prices and strong demand. Crude oil hit a record high of $70 per barrel in the aftermath of Hurricane Katrina. Significant contributors in this sector included Det Norske Oijselskap, a Norwegian oil driller; Arch Coal, Inc., a large U.S. coal producer; and Cameco Corp., a uranium producer in Canada.

      In the information technology sector, we had significant exposure to several software holdings that did not perform well during the period, including Cognos, Inc., a Canadian business intelligence software vendor. Nevertheless, we have maintained our position in this stock and several other software names, as we believe their longer-term investment potential continues to be attractive.

      Also hindering relative results were our stock picks in the industrials sector. Wabash National Corp., a maker of trailers for the trucking industry, suffered from poor results in the fourth quarter. Wabash was another addition to the portfolio in 2005 and remains one of our larger positions, as we expect an upgrade cycle to positively impact results through 2007. Chinese Internet travel company eLong, Inc. also disappointed, prompting us to liquidate our position. Similarly, Malaysian airline AirAsia BHD lagged, but we retained our position based on a sound business model, good management and strong growth prospects in a vibrant Asian region.

      From a geographic perspective, the Portfolio benefited from positive attribution in India, where Pantaloon was a big winner, and the Netherlands. In particular, our holdings in Tele Atlas NV, maker of the software for maps on global positioning systems, and Tom Tom International BV, maker of the device that portrays the map, contributed significantly to performance. Conversely, our underweight position in Japan detracted from performance as that country's market rallied significantly in the second half of 2005. We had maintained a below-market exposure in Japanese stocks for some time, but are looking to increase our position as Japan begins to emerge from what arguably could be characterized as a 13-year bear market.

What changes were made to the Portfolio during the period?

We reduced our exposure to energy-related stocks, predominately due to overheated prices in this sector but also in an effort to lock in gains in stocks that had outperformed. In all, we trimmed our exposure from a significant overweight to a more moderate overweight. We also reduced our position in health care, where favorable valuations and good growth at reasonable prices had led us to a large overweighting. Our reduction efforts involved both profit-taking among some of our winners and eliminating some of the poor performers in this sector. Among the stocks liquidated were Affymetrix, Inc. and LifePoint Hospitals, Inc.

      Our decision to increase our exposure in the information technology sector was prompted by increasingly attractive valuations combined with improving business conditions, which in turn should lead to a pick-up in business capital spending on technology. A key area of our focus is on software. As corporations continue in their efforts to become more efficient, we expect they will invest in software to increase their productivity. WebMethods, Inc.

which helps corporations integrate disparate systems, is an example of a company providing this type of solution.

      In the first half of the year, we pared our overweight position in materials to an underweight as investors became concerned that China was building excess capacity in a number of industries, causing the sector to turn downward. This caused the stocks to be oversold, in our opinion, and created attractive buying opportunities in the second half of the year. This prompted us to re-establish our overweight position with the addition of Packaging Corp. of America, a U.S. paper company, which should benefit from declining industry capacity. We also bought Chemtura Corp., a U.S. specialty chemicals firm formed through the merger of Crompton & Knowles Corp. and Great Lakes Chemical Corp.

      From a geographic perspective, we increased exposure to Japan and continue to search for opportunities there. We reduced the portfolio's position in U.S. equities, primarily because we are finding more interesting, reasonably priced stocks in Europe and non-Japan Asia.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio ended the period most underweight in the consumer discretionary, financials and industrials sectors and most overweight in the materials and health care sectors. Our country exposure at period-end included underweightings in the United States and Japan, and overweightings in non-Japan Asia and Europe.

      In the United States, we believe that consumer spending will likely be constrained by higher energy costs and slowing real estate price appreciation, which will likely curtail mortgage equity withdrawals, a strong tailwind for consumer spending in recent years. As a result, we remain underweight in the consumer and financial sectors. In addition to the negative ramifications that a slowing real estate market would have on loan growth, we expect that the financial sector will face additional headwinds as the flattening yield curve depresses margins. Banks make money on their loans by borrowing at low short-term interest rates and lending at higher long-term rates. Within the context of a flat yield curve, there is little spread between the short and the long end and, therefore, limited opportunity to grow profits.

      In Asia, growth continues to be reasonably robust. All the economic indicators suggest that a recovery is well under way in Japan. We are looking to add to our positions there, but will proceed with caution in the near-term after the strong price appreciation experienced in the past six months. We have partially offset this underweight stance with a variety of holdings in non-Japan Asia, where valuations appear much more attractive.

      In Europe, while economic growth generally trails that of the U.S. and most Asian markets, we have been able to find high-quality companies at reasonable prices, thereby supporting our overweight stance in the region.

      While cognizant of the multi-year strength of small cap stocks in the past several years, we remain constructive on the prospects for global small cap investing in the year ahead. Our primary emphasis continues to be on companies that we believe exhibit strong growth characteristics at reasonable valuations.

Murali Balaraman, CFA
Vice President and Portfolio Manager

John Coyle, CFA
Vice President and Portfolio Manager

February 1, 2006

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Portfolio Information as of December 31, 2005


                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ...........................................                  31.9%
Japan ...................................................                  11.1
Canada ..................................................                   5.3
United Kingdom ..........................................                   5.0
Australia ...............................................                   4.5
France ..................................................                   3.4
Netherlands .............................................                   2.8
Denmark .................................................                   2.6
India ...................................................                   2.1
Italy ...................................................                   2.0
South Korea .............................................                   2.0
Finland .................................................                   1.9
Switzerland .............................................                   1.8
Hong Kong ...............................................                   1.8
Ireland .................................................                   1.8
Germany .................................................                   1.6
Brazil ..................................................                   1.6
South Africa ............................................                   1.5
Sweden ..................................................                   1.2
Malaysia ................................................                   1.2
Norway ..................................................                   1.1
Israel ..................................................                   1.1
Greece ..................................................                   1.0
China ...................................................                   0.8
Turkey ..................................................                   0.7
Philippines .............................................                   0.6
Mexico ..................................................                   0.6
Singapore ...............................................                   0.5
Thailand ................................................                   0.5
Spain ...................................................                   0.5
Taiwan ..................................................                   0.3
Panama ..................................................                   0.2
Indonesia ...............................................                   0.2
Other* ..................................................                   4.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the MSCI World Index and the MSCI World Small Cap Index. Values are from December 31, 2004 to December 2005.

                              Mercury                  Mercury                  Mercury
                      Global SmallCap          Global SmallCap          Global SmallCap                                   MSCI World
                         Portfolio+--             Portfolio+--             Portfolio+--            MSCI World              Small Cap
                      Class I Shares*         Class II Shares*        Class III Shares*               Index++               Index+++
12/31/04**                    $10,000                  $10,000                  $10,000               $10,000                $10,000
12/05                         $11,587                  $11,587                  $11,587               $10,949                $11,571

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ Mercury Global SmallCap Portfolio invests primarily in a portfolio of equity securities of smallcap issuers located in various foreign countries and in the United States.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small capitalization companies in 23 countries, including the United States.
+++ This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

      Past performance is not predictive of future results.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +15.87%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +15.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +15.87%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +15.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +15.87%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +15.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                               6-Month               12-Month
As of December 31, 2005                      Total Return           Total Return
--------------------------------------------------------------------------------
Class I Shares*                                 +13.37%               +15.87%
--------------------------------------------------------------------------------
Class II Shares*                                +13.26                +15.87
--------------------------------------------------------------------------------
Class III Shares*                               +13.26                +15.87
--------------------------------------------------------------------------------
MSCI World Index**                              +10.25                + 9.49
--------------------------------------------------------------------------------
MSCI World Small Cap Index***                   +14.04                +15.71
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small- capitalization companies in 23 countries, including the United States.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                        Beginning             Ending          During the Period*
                                                      Account Value       Account Value        July 1, 2005 to
                                                       July 1, 2005      December 31, 2005    December 31, 2005
================================================================================================================
Actual
================================================================================================================
Class I                                                    $1,000           $1,133.70              $6.26
----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000           $1,132.60              $6.25
----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000           $1,132.60              $6.25
================================================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================================================
Class I                                                    $1,000           $1,019.23              $5.92
----------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000           $1,019.23              $5.92
----------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000           $1,019.23              $5.92
----------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.17% for Class I, 1.17% for Class II and 1.17% for Class III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.32% and 1.42%, the actual expenses paid would have been approximately $7.06 and $7.59, and the hypothetical expenses paid would have been approximately $6.68 and $7.18 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                  Shares
Africa                   Industry                                   Held                     Common Stocks                  Value
-----------------------------------------------------------------------------------------------------------------------------------
South Africa--1.5%       Food & Staples Retailing--0.5%            2,700    Massmart Holdings Ltd. ...................   $   21,987
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &
                         Services--1.0%                           33,900    Network Healthcare Holdings Ltd. .........       40,194
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            in Africa--1.5% ..........................       62,181
-----------------------------------------------------------------------------------------------------------------------------------
Europe
-----------------------------------------------------------------------------------------------------------------------------------
Denmark--2.7%            Electrical Equipment--1.3%                3,150    Vestas Wind Systems A/S (a) ..............       51,558
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &
                         Supplies--0.2%                              500    GN Store Nord ............................        6,523
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.2%                             235    Topdanmark A/S (a) .......................       20,328
                                                                     600    TrygVesta AS (a) .........................       30,221
                                                                                                                         ----------
                                                                                                                             50,549
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Denmark ...........      108,630
-----------------------------------------------------------------------------------------------------------------------------------
Finland--1.9%            Construction & Engineering--1.0%            975    YIT-Yhtyma Oyj ...........................       41,552
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.3%                             800    Pohjola Group Plc Class D ................       12,598
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.6%                      650    Stockmann AB 'B' .........................       24,941
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Finland ...........       79,091
-----------------------------------------------------------------------------------------------------------------------------------
France--3.4%             Chemicals--1.3%                          24,517    Rhodia SA ................................       52,343
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &
                         Supplies--0.5%                              475    Eurofins Scientific (a) ..................       21,123
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.0%                          18,700    SCOR .....................................       40,145
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment &
                         Products--0.6%                              550    Trigano SA ...............................       24,406
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in France ............      138,017
-----------------------------------------------------------------------------------------------------------------------------------
Germany--1.6%            Commercial Services &
                         Supplies--0.1%                              200    CTS Eventim AG (a) .......................        4,862
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--1.1%                2,600    SGL Carbon AG (a) ........................       42,782
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--0.4%                     1,900    Paion AG (a) .............................       17,683
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Germany ...........       65,327
-----------------------------------------------------------------------------------------------------------------------------------
Greece--1.0%             Construction Materials--1.0%              1,030    Titan Cement Co. SA ......................       41,915
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Greece ............       41,915
-----------------------------------------------------------------------------------------------------------------------------------
Ireland--1.8%            Airlines--1.1%                              800    Ryanair Holdings Plc (a)(b) ..............       44,792
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.7%                       6,900    Greencore Group Plc ......................       27,550
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Ireland ...........       72,342
-----------------------------------------------------------------------------------------------------------------------------------
Italy--2.1%              Building Products--0.7%                   1,830    Permasteelisa SpA ........................       27,291
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                           3,100    Milano Assicurazioni SpA .................       21,117
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel & Luxury
                         Goods--0.9%                               1,450    Valentino Fashion Group SpA (a) ..........       35,507
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Italy .............       83,915
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--2.8%        Commercial Services &
                         Supplies--0.9%                            1,425    Tele Atlas NV (a) ........................       38,004
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--1.4%                       3,700    Koninklijke Wessanen NV CVA ..............       55,907
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.5%                               1,700    Endemol NV (a) ...........................       20,032
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            in the Netherlands .......................      113,943
-----------------------------------------------------------------------------------------------------------------------------------
Norway--1.1%             Energy Equipment & Services--1.1%           600    ProSafe ASA ..............................       25,387
                                                                   1,700    Stolt Offshore SA (a) ....................       19,708
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Norway ............       45,095
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

Europe                                                            Shares
(concluded)              Industry                                   Held                Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Spain--0.5%              Construction & Engineering--0.5%            290    Grupo Ferrovial SA .......................   $   20,011
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Spain .............       20,011
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--1.2%             Metals & Mining--1.2%                     5,900    Boliden AB (a) ...........................       48,187
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Sweden ............       48,187
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--1.8%        Insurance--0.9%                             200    Swiss Life Holding .......................       36,071
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor              600    Micronas Semiconductor Holding AG
                         Equipment--0.5%                                      Registered Shares (a) ..................       19,803
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.4%                      300    Dufry Group (a) ..........................       18,893
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Switzerland .......       74,767
-----------------------------------------------------------------------------------------------------------------------------------
Turkey--0.8%             Beverages--0.8%                           1,100    Anadolu Efes Biracilik Ve Malt
                                                                              Sanayii AS .............................       30,725
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Turkey ............       30,725
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--5.0%     Construction & Engineering--0.6%          4,000    Amec Plc .................................       23,588
                         ----------------------------------------------------------------------------------------------------------
                         Independent Power Producers &             6,700    International Power Plc ..................       27,548
                         Energy Traders--0.7%
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.7%                          10,157    Amlin Plc (a) ............................       42,807
                                                                  12,500    Brit Insurance Holdings Plc ..............       19,099
                                                                   4,791    Wellington Underwriting Plc ..............        7,978
                                                                                                                         ----------
                                                                                                                             69,884
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.5%                           9,700    Enodis Plc ...............................       21,565
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.6%                            2,850    Surfcontrol Plc (a) ......................       25,662
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.9%                   19,900    Game Group Plc ...........................       24,427
                                                                   4,400    HMV Group Plc ............................       13,653
                                                                                                                         ----------
                                                                                                                             38,080
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in
                                                                            the United Kingdom .......................      206,327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Europe--27.7% .....    1,128,292
-----------------------------------------------------------------------------------------------------------------------------------
Latin America
-----------------------------------------------------------------------------------------------------------------------------------
Brazil--1.6%             Construction & Engineering--0.7%          2,500    Obrascon Huarte Lain Brasil SA (a) .......       27,200
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.9%       1,200    Cia de Concessoes Rodoviarias ............       38,022
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Brazil ............       65,222
-----------------------------------------------------------------------------------------------------------------------------------
Mexico--0.5%             Beverages--0.5%                           9,100    Embotelladoras Arca, SA de C.V. ..........       22,242
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Mexico ............       22,242
-----------------------------------------------------------------------------------------------------------------------------------
Panama--0.2%             Airlines--0.2%                              300    Copa Holdings SA Class A (a) .............        8,190
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Panama ............        8,190
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            in Latin America--2.3% ...................       95,654
-----------------------------------------------------------------------------------------------------------------------------------
Middle East
-----------------------------------------------------------------------------------------------------------------------------------
Israel--1.1%             Chemicals--0.9%                           4,800    Frutarom                                         36,805
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor              900    PowerDsine Ltd. (a)                               6,183
                         Equipment--0.2%
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            in the Middle East--1.1%                         42,988
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

                                                                  Shares
North America            Industry                                   Held                Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Canada--5.3%             Biotechnology--0.5%                       5,400    Diagnocure, Inc. (a) .....................   $   19,924
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.8%                           1,100    Northbridge Financial Corp. ..............       32,958
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--1.1%                     4,600    Kinross Gold Corp. (a) ...................       42,412
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.6%           400    Cameco Corp. .............................       25,267
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.7%             7,500    Abitibi-Consolidated, Inc. ...............       29,919
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.4%                         2,400    TGS North American Real Estate
                                                                              Investment Trust .......................       16,292
                         ----------------------------------------------------------------------------------------------------------
                         Software--1.2%                            1,450    Cognos, Inc. (a) .........................       50,330
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Canada ............      217,102
-----------------------------------------------------------------------------------------------------------------------------------
United States--32.1%     Biotechnology--2.2%                         400    Affymetrix, Inc. (a) .....................       19,100
                                                                   1,000    Alexion Pharmaceuticals, Inc. (a) ........       20,250
                                                                   3,000    BioMarin Pharmaceuticals, Inc. (a) .......       32,340
                                                                   2,200    Encysive Pharmaceuticals, Inc. (a) .......       17,358
                                                                                                                         ----------
                                                                                                                             89,048
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.6%                       300    Affiliated Managers Group (a) ............       24,075
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.7%                           2,200    Chemtura Corp. ...........................       27,940
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--1.0%            2,950    Foundry Networks, Inc. (a) ...............       40,740
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--0.8%             1,400    Stratasys, Inc. (a) ......................       35,014
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.6%              1,000    Packaging Corp. of America ...............       22,950
                         ----------------------------------------------------------------------------------------------------------
                         Distributors--1.1%                        1,950    Interline Brands Inc. (a) ................       44,363
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Consumer                      2,300    Educate, Inc. (a) ........................       27,140
                         Services--0.7%
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment &                    1,400    Faro Technologies, Inc. (a) ..............       28,000
                         Instruments--0.7%
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--2.2%         4,900    Grey Wolf, Inc. (a) ......................       37,877
                                                                   1,450    Key Energy Services, Inc. (a) ............       19,532
                                                                   1,200    Newpark Resources, Inc. (a) ..............        9,156
                                                                     700    Rowan Cos., Inc. .........................       24,948
                                                                                                                         ----------
                                                                                                                             91,513
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                   1,300    Cytyc Corp. (a) ..........................       36,699
                         Supplies--2.0%                              600    Millipore Corp. (a) ......................       39,624
                                                                     600    OccuLogix, Inc. (a) ......................        4,320
                                                                                                                         ----------
                                                                                                                             80,643
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                     400    CryoLife, Inc. (a) .......................        1,336
                         Services--2.0%                              625    LifePoint Hospitals, Inc. (a) ............       23,438
                                                                     600    Lifeline Systems, Inc. (a) ...............       21,936
                                                                     600    Pharmaceutical Product
                                                                              Development, Inc. ......................       37,170
                                                                                                                         ----------
                                                                                                                             83,880
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--1.5%         625    The Cheesecake Factory, Inc. (a) .........       23,369
                                                                     750    Red Robin Gourmet Burgers, Inc. (a) ......       38,220
                                                                                                                         ----------
                                                                                                                             61,589
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.3%                         2,000    Sapient Corp. (a) ........................       11,380
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.1%                             290    Everest Re Group Ltd. ....................       29,101
                                                                     330    RenaissanceRe Holdings Ltd. ..............       14,556
                                                                                                                         ----------
                                                                                                                             43,657
                         ----------------------------------------------------------------------------------------------------------
                         Internet Software & Services--1.7%        1,350    Aladdin Knowledge Systems Ltd. (a) .......       23,247
                                                                   6,300    SupportSoft, Inc. (a) ....................       26,586
                                                                   2,550    webMethods, Inc. (a) .....................       19,661
                                                                                                                         ----------
                                                                                                                             69,494
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

North America                                                     Shares
(concluded)              Industry                                   Held                Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Leisure Equipment &                       1,100    Marvel Entertainment, Inc. (a) ...........   $   18,018
(concluded)              Products--0.4%
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--1.3%                           2,700    Wabash National Corp. ....................       51,435
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.9%                       400    Cleveland-Cliffs, Inc. ...................       35,428
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--2.1%           600    Arch Coal, Inc. ..........................       47,700
                                                                   1,900    Brigham Exploration Co. (a) ..............       22,534
                                                                   1,600    International Coal Group, Inc. (a) .......       15,200
                                                                                                                         ----------
                                                                                                                             85,434
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor            2,600    Entegris, Inc. (a) .......................       24,492
                         Equipment--2.2%                           3,800    Integrated Device Technology, Inc. (a) ...       50,084
                                                                   3,000    Monolithic System Technology, Inc. (a) ...       16,500
                                                                                                                         ----------
                                                                                                                             91,076
                         ----------------------------------------------------------------------------------------------------------
                         Software--2.1%                            1,000    Informatica Corp. (a) ....................       12,000
                                                                   1,000    Motive, Inc. (a) .........................        3,090
                                                                     200    NAVTEQ Corp. (a) .........................        8,774
                                                                     800    Sybase, Inc. (a) .........................       17,488
                                                                   1,300    Take-Two Interactive Software, Inc. (a) ..       23,010
                                                                   1,500    Wind River Systems, Inc. (a) .............       22,155
                                                                                                                         ----------
                                                                                                                             86,517
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--1.9%                      325    Abercrombie & Fitch Co. Class A ..........       21,184
                                                                     800    AnnTaylor Stores Corp. (a) ...............       27,616
                                                                     300    Build-A-Bear Workshop, Inc. (a) ..........        8,892
                                                                   1,500    West Marine, Inc. (a) ....................       20,970
                                                                                                                         ----------
                                                                                                                             78,662
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel &                         600    Polo Ralph Lauren Corp. ..................       33,684
                         Luxury Goods--0.8%
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                       2,350    UAP Holding Corp. ........................       47,987
                         Distributors--1.2%
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            in the United States .....................    1,309,667
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            in North America--37.4% ..................    1,526,769
-----------------------------------------------------------------------------------------------------------------------------------
Pacific Basin/Asia
-----------------------------------------------------------------------------------------------------------------------------------
Australia--4.5%          Airlines--1.0%                           14,300    Qantas Airways Ltd. ......................       42,379
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.7%                           5,000    Lion Nathan Ltd. .........................       28,022
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                   1,500    Ansell Ltd. ..............................       12,159
                         Supplies--1.4%                            1,400    Cochlear Ltd. ............................       46,963
                                                                                                                         ----------
                                                                                                                             59,122
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                           5,800    Promina Group Ltd. .......................       20,592
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.4%         7,500    Tap Oil Ltd. (a) .........................       14,084
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.5%                        12,817    CFS Gandel Retail Trust ..................       18,804
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Australia .........      183,003
-----------------------------------------------------------------------------------------------------------------------------------
China--0.8%              Oil, Gas & Consumable Fuels--0.3%           500    Suntech Power Holdings Co. Ltd. (a)(b) ...       13,625
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.5%      63,500    Shenzhen Expressway Co. Ltd. .............       20,884
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in China .............       34,509
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

Pacific Basin/Asia                                                Shares
(concluded)              Industry                                   Held                Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--1.8%          Diversified Financial Services--0.6%      6,000    Hong Kong Exchanges and Clearing Ltd. ....   $   24,879
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment &                    8,200    Kingboard Chemical Holdings Ltd. .........       22,209
                         Instruments--0.5%
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.7%                              34,000    Clear Media Ltd. (a) .....................       27,626
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Hong Kong .........       74,714
-----------------------------------------------------------------------------------------------------------------------------------
India--2.1%              IT Services--0.6%                         1,500    Satyam Computer Services Ltd. ............       24,588
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.6%                     7,600    Hindalco Industries Ltd. .................       24,213
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.0%                              100    Patni Computer Systems Ltd. (a)(b) .......        2,318
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.9%                      950    Pantaloon Retail India Ltd. ..............       35,501
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in India .............       86,620
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia--0.2%          Media--0.2%                              96,800    Surya Citra Media Tbk PT .................        6,296
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Indonesia .........        6,296
-----------------------------------------------------------------------------------------------------------------------------------
Japan--11.2%             Beverages--1.3%                             850    ITO EN, Ltd. .............................       50,843
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.6%                     5,000    Shinko Securities Co., Ltd. ..............       25,163
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.7%                           4,000    Nippon Sanso Corp. .......................       26,705
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.7%                    2,200    The Bank of Kyoto Ltd. ...................       26,561
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--0.9%                      425    Diamond Lease Co., Ltd. ..................       19,408
                                                                   3,200    Lopro Corp. ..............................       17,080
                                                                                                                         ----------
                                                                                                                             36,488
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.5%              6,000    Nihon Yamamura Glass Co., Ltd. ...........       20,791
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.5%                    400    Okinawa Electric Power Co., Inc. .........       22,062
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                   1,000    Fujirebio, Inc. ..........................       21,774
                         Supplies--0.5%
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.0%                           6,000    Aioi Insurance Co., Ltd. .................       41,684
                         ----------------------------------------------------------------------------------------------------------
                         Internet Software & Services--0.9%           45    Jupiter Telecommunications Co., Ltd. (a) .       35,876
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.7%                           1,600    Komori Corporation .......................       29,416
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.8%                     4,900    Mitsui Mining & Smelting Co., Ltd. .......       30,763
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--1.2%                         5,000    Tokyu Land Corp. .........................       49,945
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.9%                      300    Yamada Denki Co., Ltd. ...................       37,516
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Japan .............      455,587
-----------------------------------------------------------------------------------------------------------------------------------
Malaysia--1.2%           Airlines--1.2%                          113,100    AirAsia BHD (a) ..........................       47,580
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Malaysia ..........       47,580
-----------------------------------------------------------------------------------------------------------------------------------
Philippines--0.6%        Commercial Banks--0.6%                   23,500    Bank of the Philippine Islands ...........       24,149
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the Philippines ...       24,149
-----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.5%          Health Care Providers &                  47,600    LMA International NV (a) .................       21,327
                         Services--0.5%
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Singapore .........       21,327
-----------------------------------------------------------------------------------------------------------------------------------
South Korea--2.0%        Electronic Equipment &                      215    Samsung SDI Co., Ltd. (a) ................       24,779
                         Instruments--0.6%
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--0.9%       1,798    Kangwon Land, Inc. (a) ...................       36,552
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.5%                              250    NCSoft Corporation (a) ...................       18,994
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in South Korea .......       80,325
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

Pacific Basin/Asia                                                Shares
(concluded)              Industry                                   Held                Common Stocks                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Taiwan--0.3%             Leisure Equipment &                       7,000    Giant Manufacturing Co., Ltd. ............   $   13,534
                         Products--0.3%
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Taiwan ............       13,534
-----------------------------------------------------------------------------------------------------------------------------------
Thailand--0.5%           Hotels, Restaurants & Leisure--0.5%      27,700    Oishi Group PCL ..........................       20,775
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Thailand ..........       20,775
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the
                                                                            Pacific Basin/Asia--25.7% ................    1,048,419
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            (Cost--$3,541,130)--95.7% ................    3,904,303
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Rights
-----------------------------------------------------------------------------------------------------------------------------------
India--0.1%              Food & Staples Retailing--0.1%              190    Pantaloon Retail India Ltd. (d) ..........        4,990
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Rights (Cost--$0)--0.1% ............        4,990
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Beneficial
                                                                Interest                 Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $195,568    Merrill Lynch Liquidity Series, LLC
                                                                              Cash Sweep Series I (c) ................      195,568
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Short-Term Securities
                                                                            (Cost--$195,568)--4.8% ...................      195,568
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Investments
                                                                            (Cost--$3,736,698*)--100.6% ..............    4,104,861

                                                                            Liabilities in Excess of
                                                                            Other Assets--(0.6%) .....................      (26,832)
                                                                                                                         ----------
                                                                            Net Assets--100.0% .......................   $4,078,029
                                                                                                                         ==========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................                  $ 3,752,439
                                                                    ===========
      Gross unrealized appreciation ..............                  $   481,403
      Gross unrealized depreciation ..............                     (128,981)
                                                                    -----------
      Net unrealized appreciation ................                  $   352,422
                                                                    ===========

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ----------------------------------------------------------------------------------------
                                                                         Net          Interest
      Affiliate                                                        Activity         Income
      ----------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ......   $195,568       $  5,490
      ----------------------------------------------------------------------------------------

(d)   The rights may be exercised until 2/22/2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)

o Forward foreign exchange contracts purchased as of December 31, 2005 were as follows:

                                                                                         Unrealized
                                                      Settlement                        Appreciation
      Foreign Currency Purchased                         Date                          (Depreciation)
      -----------------------------------------------------------------------------------------------
      AUD        4,561                               January 2006                            $10
      CAD        3,469                               January 2006                             --
      CHF        2,158                               January 2006                             --
      EUR          339                               January 2006                             (3)
      GBP        1,196                               January 2006                             (1)
      JPY      259,811                               January 2006                             --
      -----------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts--Net (USD Commitment--$12,621)                      $ 6
                                                                                             ===
      -----------------------------------------------------------------------------------------------

o Forward foreign exchange contracts sold as of December 31, 2005 were as follows:

                                                      Settlement                         Unrealized
      Foreign Currency Sold                              Date                           Appreciation
      -----------------------------------------------------------------------------------------------
      GBP        3,785                               January 2006                            $30
      -----------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange Contracts--Net (USD Commitment--$6,528)                       $30
                                                                                             ===
      -----------------------------------------------------------------------------------------------

o     Currency Abbreviations:

AUD      Australian Dollar
CAD      Canadian Dollar
CHF      Swiss Franc
EUR      Euro Dollar
GBP      British Pound
JPY      Japanese Yen
USD      U.S. Dollar

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Statement of Assets and Liabilities as of December 31, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$3,541,130)                      $ 3,909,293
Investments in affiliated securities, at value (identified cost--$195,568) ....                         195,568
Unrealized appreciation on forward foreign exchange contracts--net ............                              40
Foreign cash (cost--$35,039) ..................................................                          34,692
Receivables:
  Securities sold .............................................................      $    20,708
  Investment adviser ..........................................................           17,519
  Dividends ...................................................................            3,375         41,602
                                                                                     -----------
Prepaid expenses ..............................................................                              35
                                                                                                    -----------
Total assets ..................................................................                       4,181,230
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:
Deferred foreign capital gain tax .............................................                           1,337
Unrealized depreciation on forward foreign exchange contracts--net ............                               4
Payables:
  Securities purchased ........................................................           64,828
  Other affiliates ............................................................            1,281
  Capital shares redeemed .....................................................               62         66,171
                                                                                     -----------
Accrued expenses and other liabilities ........................................                          35,689
                                                                                                    -----------
Total liabilities .............................................................                         103,201
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets ....................................................................                     $ 4,078,029
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..                     $    36,016
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                               10
Paid-in capital in excess of par ..............................................                       3,650,829
Accumulated distributions in excess of investment income--net .................      $    (2,427)
Undistributed realized capital gains--net .....................................           27,068
Unrealized appreciation--net ..................................................          366,523
                                                                                     -----------
Total accumulated earnings--net ...............................................                         391,164
                                                                                                    -----------
Net Assets ....................................................................                     $ 4,078,029
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Value:
Class I--Based on net assets of $4,075,711 and 360,164 shares outstanding .....                     $     11.32
                                                                                                    ===========
Class II--Based on net assets of $1,159 and 102.4 shares outstanding ..........                     $     11.32
                                                                                                    ===========
Class III--Based on net assets of $1,159 and 102.4 shares outstanding .........                     $     11.32
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Statement of Operations for the Year Ended December 31, 2005*

Investment Income:
Dividends (net of $3,850 foreign withholding tax) .............................                     $    40,017
Interest (including $5,490 from affiliates) ...................................                           7,804
                                                                                                    -----------
Total income ..................................................................                          47,821
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Expenses:
Custodian fees ................................................................      $    65,990
Investment advisory fees ......................................................           26,316
Offering costs ................................................................            8,474
Printing and shareholder reports ..............................................            6,248
Pricing services ..............................................................            5,649
Transfer agent fees--Class I ..................................................            5,000
Professional fees .............................................................            3,790
Registration fees .............................................................            1,305
Accounting services ...........................................................            1,098
Directors' fees and expenses ..................................................              726
Other .........................................................................           11,954
                                                                                     -----------
Total expenses before waiver and reimbursement ................................          136,550
Waiver and reimbursement of expenses ..........................................         (100,329)
                                                                                     -----------
Total expenses after waiver and reimbursement .................................                          36,221
                                                                                                    -----------
Investment income--net ........................................................                          11,600
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net (net of $400 deferred foreign capital gain tax) ............          112,381
  Foreign currency transactions--net ..........................................           (8,216)       104,165
                                                                                     -----------
Unrealized appreciation/depreciation on:
  Investments -- (net of $1,337 deferred foreign capital gain tax)--net .......          366,826
  Foreign currency transactions--net ..........................................             (303)       366,523
                                                                                     -----------    -----------
Total realized and unrealized gain--net .......................................                         470,688
                                                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........................                     $   482,288
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Statement of Changes in Net Assets

                                                                                                For the
                                                                                               Year Ended
                                                                                              December 31,
Increase (Decrease) in Net Assets:                                                                2005**
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................         $     11,600
Realized gain--net ..................................................................              104,165
Change in unrealized appreciation/depreciation--net .................................              366,523
                                                                                              ------------
Net increase in net assets resulting from operations ................................              482,288
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................              (15,991)
  Class II ..........................................................................                   (5)
  Class III .........................................................................                   (5)
Realized gain--net:
  Class I ...........................................................................              (77,864)
  Class II ..........................................................................                  (22)
  Class III .........................................................................                  (22)
                                                                                              ------------
Net decrease in net assets resulting from distributions to shareholders .............              (93,909)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................            3,686,650
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................            4,075,029
Beginning of year ...................................................................                3,000
                                                                                              ------------
End of year* ........................................................................         $  4,078,029
                                                                                              ============
----------------------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment income--net .....................         $     (2,427)
                                                                                              ============
----------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Financial Highlights

                                                                         For the Year Ended December 31, 2005**
The following per share data and ratios have been derived           ----------------------------------------------
from information provided in the financial statements.                Class I            Class II       Class III
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................        $    10.00          $    10.00      $    10.00
                                                                    ----------          ----------      ----------
Investment income--net* ....................................               .04                 .04             .04
Realized and unrealized gain--net ..........................              1.55                1.55            1.55
                                                                    ----------          ----------      ----------
Total from investment operations ...........................              1.59                1.59            1.59
                                                                    ----------          ----------      ----------
Less dividends & distributions from:
  Investment income--net ...................................              (.05)               (.05)           (.05)
  Realized gain--net .......................................              (.22)               (.22)           (.22)
                                                                    ----------          ----------      ----------
Total dividends and distributions ..........................              (.27)               (.27)           (.27)
                                                                    ----------          ----------      ----------
Net asset value, end of year ...............................        $    11.32          $    11.32      $    11.32
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share .........................             15.87%              15.87%          15.87%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of reimbursement .............................              1.17%               1.17%           1.17%
                                                                    ==========          ==========      ==========
Expenses ...................................................              4.41%               4.41%           4.41%
                                                                    ==========          ==========      ==========
Investment income--net .....................................               .37%                .37%            .37%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .....................        $    4,076          $        1      $        1
                                                                    ==========          ==========      ==========
Portfolio turnover .........................................            103.34%             103.34%         103.34%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude the insurance-related fees and expenses.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global SmallCap Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the

NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs--Prepaid offering costs were amortized over a 12-month period beginning with the commencement of operations of the Portfolio.

      (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,785 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $811 has been reclassified between accumulated distributions in excess of net investment income and undistributed realized net capital gains as a result of permanent differences attributable to non-deductible expenses, foreign taxes paid, foreign currency transactions and the recharacterization of distributions for tax purposes. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .85% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed 1.17%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2005, MLIM earned fees of $26,316, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $74,013. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There was no increase in the aggregate fees paid by the Portfolio for these services.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the year ended December 31, 2005, the Portfolio reimbursed MLIM $66 for certain accounting services.

      In addition, MLPF&S earned $1,340 in commis-sions on the execution of portfolio security trans-actions for the year ended December 31, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $6,457,015 and $3,028,667, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $3,686,650 for the year ended December 31, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                    Shares           Amount
-------------------------------------------------------------------------------
Shares sold ..............................           447,134        $ 4,571,140
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................             8,284             93,856
                                                   ---------        -----------
Total issued .............................           455,418          4,664,996
Shares redeemed ..........................           (95,354)          (978,400)
                                                   ---------        -----------
Net increase .............................           360,064        $ 3,686,596
                                                   =========        ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                    Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 2        $        27
                                                   ---------        -----------
Net increase .............................                 2        $        27
                                                   =========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                    Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................                 2        $        27
                                                   ---------        -----------
Net increase .............................                 2        $        27
                                                   =========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Commitments:

At December 31, 2005, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $21,000.

6. Distributions to Shareholders:

The tax character of distributions paid during the year ended December 31, 2005, was as follows:

--------------------------------------------------------------------------------
                                                                      12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .........................................              $93,909
                                                                         -------
Total taxable distributions ...............................              $93,909
                                                                         =======
--------------------------------------------------------------------------------

      As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................          $ 40,418
Undistributed long-term capital gains--net ..................                --
                                                                       --------
Total undistributed earnings--net ...........................            40,418
Capital loss carryforward ...................................                --
Unrealized gains--net .......................................           350,746*
                                                                       --------
Total accumulated earnings--net .............................          $391,164
                                                                       ========
-------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Global SmallCap Portfolio of FAM Series Fund, Inc. (the "Fund") as of December 31, 2005, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Global SmallCap Portfolio of FAM Series Fund, Inc. as of December 31, 2005, the results of its operations and changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc.
Mercury International Index Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury International Index Portfolio's Class I and Class II Shares had total returns of +14.93% and +14.89%, respectively, outpacing the +13.54% return of the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.

      The MSCI EAFE Index is a free-float adjusted, market-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada. As the value of the MSCI EAFE Index fluctuated during the past 12 months, the Portfolio's performance generally tracked that of the Index.

      International equity markets generated positive performance in 2005 as developed markets around the world strengthened on optimistic economic reports. In fact, throughout the year, international equity markets outperformed U.S. equity markets.

      European equity markets performed well in 2005 as 14 of 16 European MSCI country indexes posted positive gains. A key reason behind the upbeat outlook for world economic growth was that inflation retreated in most regions, especially in Europe and Japan. Despite the July terrorist attacks in London, worries about the economic impact of hurricanes in the United States, and higher energy costs, European equity markets performed strongly in the second half of 2005. In December, European manufacturing growth advanced at its fastest pace in 16 months, while German unemployment declined by its greatest amount in more than 15 years. Economic growth accelerated as companies stepped up their hiring and investment activity, which in turn increased optimism that consumers would spend more and bolster Europe's export-driven economy. The strongest-performing European markets of 2005 were Austria, Norway and Finland, which gained 24.64%, 24.26% and 16.69%, respectively. Ireland and Portugal returned -2.29% and -1.87%, respectively, and were the only two markets in Europe to post negative returns last year. The European Central Bank raised interest rates by 25 basis points (.25%) for the first time since 2000, leaving the region's benchmark rate at 2.25%.

      In Asia, all five MSCI country indexes gained ground in 2005. Japan turned in the strongest growth in the region, returning +25.52%. Business confidence in that country climbed to its highest level in a year, and Japanese companies plan to invest in their businesses at the fastest pace since 1990, according to the Bank of Japan's Tankan business confidence survey. Other strong performers in the region included Australia (+16.02%), Singapore (+14.37%) and Hong Kong (+8.40%).

      In 2005, the U.S. dollar gained 12.7% against the euro, 10.6% against the British pound and 15% against the Japanese yen. Exchange rates were largely driven by interest rate decisions and expectations in the United States. Interest rates are expected to continue driving exchange rates as the Federal Reserve Board winds down its rate-hiking campaign.

What changes were made to the Portfolio during the period?

Throughout the period, as changes were made to the composition of the MSCI EAFE Index, the Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

How would you characterize the Portfolio's position at the close of the period?

We believe the Portfolio remains positioned to match the risk characteristics of its benchmark, regardless of the direction of international markets.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

February 1, 2006

FAM Series Fund, Inc.
Mercury International Index Portfolio
Portfolio Information as of December 31, 2005

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
Japan ...................................................                  24.9%
United Kingdom ..........................................                  23.0
France ..................................................                   8.9
Switzerland .............................................                   6.6
Germany .................................................                   6.5
Australia ...............................................                   5.1
Italy ...................................................                   3.7
Spain ...................................................                   3.6
United States ...........................................                   3.5
Netherlands .............................................                   3.3
Sweden ..................................................                   2.3
Hong Kong ...............................................                   1.6
Finland .................................................                   1.4
Belgium .................................................                   1.1
Ireland .................................................                   0.8
Denmark .................................................                   0.8
Norway ..................................................                   0.7
Singapore ...............................................                   0.7
Greece ..................................................                   0.6
Austria .................................................                   0.4
Portugal ................................................                   0.2
South Africa ............................................                   0.1
New Zealand .............................................                   0.1
Cayman Islands ..........................................                   0.0*
Other ** ................................................                   0.1
--------------------------------------------------------------------------------
*     Amount is less than 0.1%
**    Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the MSCI EAFE (Cap Weighted) Index. Values are from December 31, 2004 to December 2005.

                                   Mercury                     Mercury                     Mercury
                       International Index         International Index         International Index                 MSCI EAFE
                              Portfolio+--                Portfolio+--                Portfolio+--            (Cap Weighted)
                           Class I Shares*            Class II Shares*           Class III Shares*                   Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $11,493                     $11,489                     $11,493                   $11,354

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ Mercury International Index Portfolio invests in a portfolio of assets whose performance is expected to match approximately the performance of the EAFE Index.
++ This unmanaged capitalization weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets.

      Past performance is not predictive of future results.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +14.93%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +14.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury International Index Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +14.89%
Inception (12/31/04) through 12/31/05                                    +14.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury International Index Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +14.93%
Inception (12/31/04) through 12/31/05                                    +14.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury International Index Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                       6-Month        12-Month
As of December 31, 2005                              Total Return   Total Return
--------------------------------------------------------------------------------
Class I Shares*                                         +15.04%        +14.93%
--------------------------------------------------------------------------------
Class II Shares*                                        +15.12         +14.89
--------------------------------------------------------------------------------
Class III Shares*                                       +15.16         +14.93
--------------------------------------------------------------------------------
MSCI EAFE Index--Cap Weighted**                         +14.88         +13.54
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged capitalization-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and that are selected from among the larger-capitalization companies in such markets.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                        Beginning              Ending            During the Period*
                                                      Account Value         Account Value          July 1, 2005 to
                                                       July 1, 2005       December 31, 2005       December 31, 2005
===================================================================================================================
Actual
===================================================================================================================
Class I                                                  $1,000                $1,150.40                 $3.18
-------------------------------------------------------------------------------------------------------------------
Class II                                                 $1,000                $1,151.20                 $3.99
-------------------------------------------------------------------------------------------------------------------
Class III                                                $1,000                $1,151.60                 $3.18
===================================================================================================================
Hypothetical (5% annual return before expenses)**
===================================================================================================================
Class I                                                  $1,000                $1,022.14                 $2.99
-------------------------------------------------------------------------------------------------------------------
Class II                                                 $1,000                $1,021.39                 $3.75
-------------------------------------------------------------------------------------------------------------------
Class III                                                $1,000                $1,022.14                 $2.99
-------------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .74% for Class II and .59% for Class III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class III has money only from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .84%, the actual expenses paid would have been approximately $4.53, and the hypothetical expenses paid would have been $4.26 for Class III.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Summary Schedule of Investments as of December 31, 2005        (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Portfolio's principal holdings. It includes the Portfolio's 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                      Shares                                                                              Percent of
Industry                                Held                          Common Stocks                            Value      Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense                               Other Securities ...................................     $   88,834         0.6%
------------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics                           Other Securities ...................................         60,979         0.4
------------------------------------------------------------------------------------------------------------------------------------
Airlines                                          Other Securities ...................................         38,883         0.3
------------------------------------------------------------------------------------------------------------------------------------
Auto Components                                   Other Securities ...................................        119,037         0.8
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                            1,249      DaimlerChrysler AG .................................         63,556         0.4
                                       1,100      Honda Motor Co., Ltd. ..............................         62,721         0.4
                                       4,000      Toyota Motor Corp. .................................        207,405         1.4
                                                  Other Securities ...................................         94,252         0.7
                                                                                                           -------------------------
                                                                                                              427,934         2.9
------------------------------------------------------------------------------------------------------------------------------------
Beverages                              4,293      Diageo Plc .........................................         62,092         0.4
                                                  Other Securities ...................................        128,993         0.9
                                                                                                           -------------------------
                                                                                                              191,085         1.3
------------------------------------------------------------------------------------------------------------------------------------
Biotechnology                                     Other Securities ...................................         15,491         0.1
------------------------------------------------------------------------------------------------------------------------------------
Building Products                                 Other Securities ...................................         96,653         0.7
------------------------------------------------------------------------------------------------------------------------------------
Capital Markets                        1,744      Credit Suisse Group ................................         88,659         0.6
                                         688      Deutsche Bank AG Registered Shares .................         66,464         0.4
                                       1,426      UBS AG Registered Shares ...........................        135,356         0.9
                                                  Other Securities ...................................        206,325         1.4
                                                                                                           -------------------------
                                                                                                              496,804         3.3
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                779      BASF AG ............................................         59,460         0.4
                                                  Other Securities ...................................        376,939         2.5
                                                                                                           -------------------------
                                                                                                              436,399         2.9
------------------------------------------------------------------------------------------------------------------------------------
Commercial Banks                       2,457      ABN AMRO Holding NV ................................         64,020         0.4
                                       1,111      BNP Paribas ........................................         89,571         0.6
                                       4,806      Banco Bilbao Vizcaya Argentaria SA .................         85,487         0.6
                                       8,257      Banco Santander Central Hispano SA .................        108,596         0.7
                                       8,915      Barclays Plc .......................................         93,512         0.6
                                       5,377      HBOS Plc ...........................................         91,663         0.6
                                      15,771      HSBC Holdings Plc ..................................        252,607         1.7
                                       8,074      Lloyds TSB Group Plc ...............................         67,711         0.5
                                          11      Mitsubishi Tokyo Financial Group, Inc. .............        147,217         1.0
                                          13      Mizuho Financial Group, Inc. .......................        103,092         0.7
                                       4,415      Royal Bank of Scotland Group Plc ...................        133,018         0.9
                                         503      Societe Generale ...................................         61,645         0.4
                                           6      Sumitomo Mitsui Financial Group, Inc. ..............         63,543         0.4
                                      11,189      UniCredito Italiano SpA ............................         76,693         0.5
                                                  Other Securities ...................................        831,818         5.6
                                                                                                           -------------------------
                                                                                                            2,270,193        15.2
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                    Other Securities ...................................        147,677         1.0
------------------------------------------------------------------------------------------------------------------------------------
Communications Equipment               6,128      Nokia Oyj ..........................................        111,677         0.7
                                      21,080      Telefonaktiebolaget LM Ericsson ....................         72,310         0.5
                                                  Other Securities ...................................         29,565         0.2
                                                                                                           -------------------------
                                                                                                              213,552         1.4
------------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals                           Other Securities ...................................         70,464         0.5
------------------------------------------------------------------------------------------------------------------------------------
Construction & Engineering                        Other Securities ...................................        103,247         0.7
------------------------------------------------------------------------------------------------------------------------------------
Construction Materials                            Other Securities ...................................        121,099         0.8
------------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (continued)
                                                               (in U.S. dollars)

                                      Shares                                                                              Percent of
Industry                                Held      Common Stocks                                               Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Consumer Finance                                  Other Securities ...................................     $   76,783         0.5%
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging                            Other Securities ...................................         16,915         0.1
------------------------------------------------------------------------------------------------------------------------------------
Distributors                                      Other Securities ...................................         13,271         0.1
------------------------------------------------------------------------------------------------------------------------------------
Diversified Consumer Services                     Other Securities ...................................          3,499         0.0
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services         2,580      ING Groep NV CVA ...................................         89,167         0.6
                                                  Other Securities ...................................        130,332         0.9
                                                                                                           -------------------------
                                                                                                              219,499         1.5
------------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication          3,777      Deutsche Telekom AG ................................         62,729         0.4
Services                               6,197      Telefonica SA ......................................         92,906         0.6
                                                  Other Securities ...................................        380,207         2.6
                                                                                                           -------------------------
                                                                                                              535,842         3.6
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities                       876      E.ON AG (b) ........................................         90,299         0.6
                                                  Other Securities ...................................        348,598         2.4
                                                                                                           -------------------------
                                                                                                              438,897         3.0
------------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                              Other Securities ...................................        110,734         0.8
------------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                Other Securities ...................................        167,282         1.1
------------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services                       Other Securities ...................................         21,050         0.1
------------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing              10,636      Tesco Plc ..........................................         60,529         0.4
                                                  Other Securities ...................................        208,435         1.4
                                                                                                           -------------------------
                                                                                                              268,964         1.8
------------------------------------------------------------------------------------------------------------------------------------
Food Products                            573      Nestle SA Registered Shares ........................        170,863         1.2
                                                  Other Securities ...................................        228,540         1.5
                                                                                                           -------------------------
                                                                                                              399,403         2.7
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities                                     Other Securities ...................................         53,961         0.4
------------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies                  Other Securities ...................................         75,388         0.5
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services                  Other Securities ...................................         34,411         0.2
------------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                     Other Securities ...................................        157,099         1.1
------------------------------------------------------------------------------------------------------------------------------------
Household Durables                                Other Securities ...................................        322,011         2.2
------------------------------------------------------------------------------------------------------------------------------------
Household Products                                Other Securities ...................................         66,375         0.5
------------------------------------------------------------------------------------------------------------------------------------
IT Services                                       Other Securities ...................................         53,283         0.3
------------------------------------------------------------------------------------------------------------------------------------
Independent Power Producers &                     Other Securities ...................................         15,588         0.1
Energy Traders
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates               1,106      Siemens AG .........................................         94,452         0.6
                                                  Other Securities ...................................         82,295         0.6
                                                                                                           -------------------------
                                                                                                              176,747         1.2
------------------------------------------------------------------------------------------------------------------------------------
Insurance                              1,955      AXA ................................................         62,862         0.4
                                         530      Allianz AG Registered Shares .......................         79,983         0.5
                                                  Other Securities ...................................        483,960         3.3
                                                                                                           -------------------------
                                                                                                              626,805         4.2
------------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail                         Other Securities ...................................         27,861         0.2
------------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services                      Other Securities ...................................         79,097         0.5
------------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products                      Other Securities ...................................         56,237         0.4
------------------------------------------------------------------------------------------------------------------------------------
Machinery                                         Other Securities ...................................        287,166         1.9
------------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (continued)
                                                               (in U.S. dollars)

                                      Shares                                                                              Percent of
Industry                                Held      Common Stocks                                               Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Marine                                            Other Securities ...................................     $   66,511         0.5%
------------------------------------------------------------------------------------------------------------------------------------
Media                                             Other Securities ...................................        314,098         2.1
------------------------------------------------------------------------------------------------------------------------------------
Metals & Mining                        1,959      Anglo American Plc .................................         66,556         0.4
                                       5,015      BHP Billiton Ltd. ..................................         83,692         0.6
                                       1,534      Rio Tinto Plc Registered Shares ....................         69,919         0.5
                                                  Other Securities ...................................        298,036         2.0
                                                                                                           -------------------------
                                                                                                              518,203         3.5
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                        1,368      Suez ...............................................         42,435         0.3
                                                  Other Securities ...................................        152,817         1.0
                                                                                                           -------------------------
                                                                                                              195,252         1.3
------------------------------------------------------------------------------------------------------------------------------------
Multiline Retail                                  Other Securities ...................................         66,710         0.4
------------------------------------------------------------------------------------------------------------------------------------
Office Electronics                                Other Securities ...................................         91,826         0.6
------------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels           29,304      BP Plc .............................................        311,402         2.1
                                       3,593      ENI SpA ............................................         99,299         0.7
                                       5,666      Royal Dutch Shell Plc ..............................        172,266         1.2
                                       3,829      Royal Dutch Shell Plc Class B ......................        122,134         0.8
                                         796      Total SA ...........................................        199,239         1.3
                                                  Other Securities ...................................        224,505         1.5
                                                                                                           -------------------------
                                                                                                            1,128,845         7.6
------------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products                           Other Securities ...................................         56,965         0.4
------------------------------------------------------------------------------------------------------------------------------------
Personal Products                                 Other Securities ...................................         51,928         0.3
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                        2,273      AstraZeneca Plc ....................................        110,392         0.7
                                       8,161      GlaxoSmithKline Plc ................................        205,811         1.4
                                       3,351      Novartis AG Registered Shares ......................        175,566         1.2
                                         999      Roche Holding AG ...................................        149,552         1.0
                                       1,467      Sanofi-Aventis .....................................        128,050         0.9
                                       1,200      Takeda Pharmaceutical Co., Ltd. ....................         64,865         0.4
                                                  Other Securities ...................................        170,810         1.2
                                                                                                           -------------------------
                                                                                                            1,005,046         6.8
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                       Other Securities ...................................        389,217         2.6
------------------------------------------------------------------------------------------------------------------------------------
Road & Rail                                       Other Securities ...................................        128,317         0.9
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                    Other Securities ...................................         99,157         0.7
Equipment
------------------------------------------------------------------------------------------------------------------------------------
Software                                          Other Securities ...................................        101,915         0.7
------------------------------------------------------------------------------------------------------------------------------------
Specialty Retail                                  Other Securities ...................................        124,077         0.8
------------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods                  Other Securities ...................................        110,100         0.7
------------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                        Other Securities ...................................          9,286         0.1
------------------------------------------------------------------------------------------------------------------------------------
Tobacco                                           Other Securities ...................................        134,230         0.9
------------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors                  Other Securities ...................................        139,789         0.9
------------------------------------------------------------------------------------------------------------------------------------
Transportation Infrastructure                     Other Securities ...................................         82,714         0.6
------------------------------------------------------------------------------------------------------------------------------------
Water Utilities                                   Other Securities ...................................         14,285         0.1
------------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication            88,655      Vodafone Group Plc .................................        191,008         1.3
Services                                          Other Securities ...................................         76,744         0.5
                                                                                                           -------------------------
                                                                                                              267,752         1.8
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Common Stocks
                                                  (Cost--$13,096,365) ................................     14,298,722        96.2
------------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (concluded)
                                                               (in U.S. dollars)

                                      Shares                                                                              Percent of
Industry                                Held                     Exchange-Traded Funds                        Value       Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                       8,545      iShares MSCI EAFE Index Fund .......................     $  508,086         3.4%
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Exchange-Traded Funds
                                                  (Cost--$483,758) ...................................        508,086         3.4
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
Automobiles                                       Other Securities ...................................         13,256         0.1
------------------------------------------------------------------------------------------------------------------------------------
Chemicals                                         Other Securities ...................................          8,121         0.1
------------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services                  Other Securities ...................................          1,767         0.0
------------------------------------------------------------------------------------------------------------------------------------
Media                                             Other Securities ...................................          1,851         0.0
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                   Other Securities ...................................          1,477         0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Preferred Stocks
                                                  (Cost--$24,467) ....................................         26,472         0.2
------------------------------------------------------------------------------------------------------------------------------------

                                                                       Rights
------------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates                          Other Securities ...................................          1,213         0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Rights (Cost--$1,028) ........................          1,213         0.0
------------------------------------------------------------------------------------------------------------------------------------

                                                  Other Interests (c)
------------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities                                   Other Securities ...................................              0         0.0
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Other Interests (Cost--$0) ...................              0         0.0
------------------------------------------------------------------------------------------------------------------------------------

                                   Beneficial
                                     Interest                   Short-Term Securities
------------------------------------------------------------------------------------------------------------------------------------
                                       $8,269     Merrill Lynch Liquidity Series, LLC Cash
                                                  Sweep Series I (a) .................................           8,269         0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities
                                                  (Cost--$8,269) .....................................           8,269         0.1
------------------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments
                                                  (Cost--$13,613,887*) ...............................      14,842,762        99.9

                                                  Other Assets Less Liabilities ......................          12,776         0.1
                                                                                                           -------------------------
                                                  Net Assets .........................................     $14,855,538       100.0
                                                                                                           =========================

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................                  $ 13,652,026
                                                                   ============
      Gross unrealized appreciation .............                  $  1,470,104
      Gross unrealized depreciation .............                      (279,368)
                                                                   ------------
      Net unrealized appreciation ...............                  $  1,190,736
                                                                   ============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------
                                                                         Net         Interest
      Affiliate                                                        Activity       Income
      ---------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I .......   $8,269        $6,549
      ---------------------------------------------------------------------------------------

(b)   Non-income producing security.
(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Portfolio and issues not exceeding 1% of net assets.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Statement of Assets and Liabilities as of December 31, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$13,605,618)                     $14,834,493
Investments in affiliated securities, at value (identified cost--$8,269) ......                           8,269
Foreign cash (cost--$16,281) ..................................................                          16,114
Receivables:
  Dividends ...................................................................      $    19,631
  Investment adviser ..........................................................           12,881
  Securities sold .............................................................              121         32,633
                                                                                     -----------
Prepaid expenses and other assets .............................................                              99
                                                                                                    -----------
Total assets ..................................................................                      14,891,608
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Other affiliates ............................................................            1,333
  Distributor .................................................................              648
  Capital shares redeemed .....................................................              355          2,336
                                                                                     -----------
Accrued expenses and other liabilities ........................................                          33,734
                                                                                                    -----------
Total liabilities .............................................................                          36,070
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets ....................................................................                     $14,855,538
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..                     $    84,421
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                          46,822
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                               10
Paid-in capital in excess of par ..............................................                      13,519,280
Accumulated distributions in excess of investment income--net .................      $   (13,642)
Accumulated realized capital losses--net ......................................           (9,613)
Unrealized appreciation--net ..................................................        1,228,260
                                                                                     -----------
Total accumulated earnings--net ...............................................                       1,205,005
                                                                                                    -----------
Net Assets ....................................................................                     $14,855,538
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $9,556,403 and 844,207 shares outstanding .....                     $     11.32
                                                                                                    ===========
Class II--Based on net assets of $5,297,986 and 468,223 shares outstanding ....                     $     11.32
                                                                                                    ===========
Class III--Based on net assets of $1,149 and 101.5 shares outstanding .........                     $     11.32
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Statement of Operations for the Year Ended December 31, 2005*

Investment Income:
Dividends (net of $16,181 foreign withholding tax) ............................                     $   225,705
Interest (including $6,549 from affiliates) ...................................                           8,203
                                                                                                    -----------
Total income ..................................................................                         233,908
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Expenses:
Custodian fees ................................................................      $    60,482
Pricing services ..............................................................           42,599
Investment advisory fees ......................................................           32,463
Printing and shareholder reports ..............................................           10,511
Offering costs ................................................................            8,474
Professional fees .............................................................            6,802
Accounting services ...........................................................            6,279
Transfer agent fees--Class I ..................................................            4,423
Distribution fees--Class II ...................................................            1,896
Registration fees .............................................................            1,305
Directors' fees and expenses ..................................................            1,076
Transfer agent fees--Class II .................................................              577
Other .........................................................................            6,514
                                                                                     -----------
Total expenses before waiver and reimbursement ................................          183,401
Waiver and reimbursement of expenses ..........................................         (126,782)
                                                                                     -----------
Total expenses after waiver and reimbursement .................................                          56,619
                                                                                                    -----------
Investment income--net ........................................................                         177,289
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain (loss) on:
  Investments--net ............................................................           24,025
  Futures contracts--net ......................................................              (27)
  Foreign currency transactions--net ..........................................           (4,228)        19,770
                                                                                     -----------
Unrealized appreciation/depreciation on:
  Investments--net ............................................................        1,228,875
  Foreign currency transactions--net ..........................................             (615)     1,228,260
                                                                                     -----------    -----------
Total realized and unrealized gain--net .......................................                       1,248,030
                                                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........................                     $ 1,425,319
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Statement of Changes in Net Assets

                                                                                                For the
                                                                                               Year Ended
                                                                                              December 31,
Increase (Decrease) in Net Assets:                                                                2005**
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................         $    177,289
Realized gain--net ..................................................................               19,770
Change in unrealized appreciation/depreciation--net .................................            1,228,260
                                                                                              ------------
Net increase in net assets resulting from operations ................................            1,425,319
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................             (123,408)
  Class II ..........................................................................              (66,578)
  Class III .........................................................................                  (15)
Realized gain--net:
  Class I ...........................................................................              (21,615)
  Class II ..........................................................................              (11,993)
  Class III .........................................................................                   (3)
                                                                                              ------------
Net decrease in net assets resulting from dividends and distributions to shareholders             (223,612)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................           13,650,831
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................           14,852,538
Beginning of year ...................................................................                3,000
                                                                                              ------------
End of year* ........................................................................           14,855,538
                                                                                              ============
----------------------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment income--net .....................         $    (13,642)
                                                                                              ============
----------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Financial Highlights

                                                                         For the Year Ended December 31, 2005**
The following per share data and ratios have been derived           ----------------------------------------------
from information provided in the financial statements.                Class I            Class II       Class III
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................        $    10.00          $    10.00      $    10.00
                                                                    ----------          ----------      ----------
Investment income--net* ....................................               .21                 .11             .21
Realized and unrealized gain--net ..........................              1.29                1.38            1.29
                                                                    ----------          ----------      ----------
Total from investment operations ...........................              1.50                1.49            1.50
                                                                    ----------          ----------      ----------
Less dividends and distributions from:
  Investment income--net ...................................              (.15)               (.14)           (.15)
  Realized gain--net .......................................              (.03)               (.03)           (.03)
                                                                    ----------          ----------      ----------
Total dividends and distributions ..........................              (.18)               (.17)           (.18)
                                                                    ----------          ----------      ----------
Net asset value, end of year ...............................        $    11.32          $    11.32      $    11.32
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share .........................             14.93%              14.89%          14.93%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ..................               .59%                .74%            .59%
                                                                    ==========          ==========      ==========
Expenses ...................................................              2.00%               1.86%           2.00%
                                                                    ==========          ==========      ==========
Investment income--net .....................................              2.05%               1.01%           2.06%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .....................        $    9,556          $    5,298      $        1
                                                                    ==========          ==========      ==========
Portfolio turnover .........................................             17.30%              17.30%          17.30%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury International Index Portfolio (the "Portfolio") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the

NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs--Prepaid offering costs were amortized over a twelve month period beginning with the commencement of operations of the Portfolio.

      (j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,298 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $4,228 has been reclassified between accumulated distributions in excess of net investment income and accumulated distributions in excess of net capital gains as a result of permanent differences attributable to non-deductible expenses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .35% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .59%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2005, MLIM earned fees of $32,463, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $94,319.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the year ended December 31, 2005, the Portfolio reimbursed MLIM $173 for certain accounting services.

      In addition, MLPF&S earned $27 in commissions on the execution of portfolio security transactions for the year ended December 31, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $15,198,284 and $1,616,692, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $13,650,831 for the year ended December 31, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                Shares               Amount
-------------------------------------------------------------------------------
Shares sold ........................              831,990           $ 8,377,226
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................               12,699               145,023
                                                ---------           -----------
Total issued .......................              844,689             8,522,249
Shares redeemed ....................                 (582)               (6,373)
                                                ---------           -----------
Net increase .......................              844,107           $ 8,515,876
                                                =========           ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                               Shares                Amount
-------------------------------------------------------------------------------
Shares sold ........................              477,673           $ 5,236,633
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................                6,880                78,571
                                                ---------           -----------
Total issued .......................              484,553             5,315,204
Shares redeemed ....................              (16,430)             (180,267)
                                                ---------           -----------
Net increase .......................              468,123           $ 5,134,937
                                                =========           ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                   Dollar
December 31, 2005*                                Shares              Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ................                    2           $        18
                                                ---------           -----------
Net increase .......................                    2           $        18
                                                =========           ===========
-------------------------------------------------------------------------------

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                      12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................................              $223,612
                                                                        --------
Total taxable distributions ..............................              $223,612
                                                                        ========
--------------------------------------------------------------------------------

      As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net .........................         $   14,884
Undistributed long-term capital gains--net .................                 --
                                                                     ----------
Total undistributed earnings--net ..........................             14,884
Capital loss carryforward ..................................                 --
Unrealized gains--net ......................................          1,190,121*
                                                                     ----------
Total accumulated earnings--net ............................         $1,205,005
                                                                     ==========
-------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Mercury International Index Portfolio of FAM Series Fund, Inc. (the "Fund") as of December 31, 2005, the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury International Index Portfolio of FAM Series Fund, Inc. as of December 31, 2005, the results of its operations and changes in its net assets and its financial highlights for the year then ended and in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Low Duration Portfolio's Class I Shares had a total return of +1.27%. For the same period, the Portfolio's unmanaged benchmark, the Merrill Lynch 1-3 Year Corporate and Government Index, returned +1.75%.

      The Federal Reserve Board (the Fed) advanced its monetary tightening campaign throughout the year, increasing the federal funds rate eight times to 4.25%. Yields at the short end of the curve continued to follow the federal funds rate higher as long-term bond yields rose much more modestly. The yield curve, which had flattened considerably throughout the year, had mildly inverted by year-end, with the two-year Treasury yielding 4.41% versus the 10-year Treasury yield of 4.39%. Because bond prices move in the opposite direction of yields, this indicates that longer-dated issues significantly outperformed shorter-dated securities for the period. In all, the two-year Treasury yield increased 133 basis points (1.33%) over the past 12 months while the 10-year Treasury yield rose just 15 basis points.

What factors most influenced the Portfolio's performance?

The Portfolio was introduced on December 31, 2004, and the first several weeks of the year were spent in a "ramp-up" phase, whereby we were making our initial investments en route to a fully invested stance. This disadvantaged the Portfolio's performance somewhat relative to its benchmark.

      Benefiting performance versus the benchmark was our overweight exposure to credit and spread sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), collateralized MBS and corporate bonds. We established a position in these sectors representing roughly 60% of portfolio assets, en route to an 80% allocation. This compares to the index's composition of 40% spread sectors and 60% Treasury and agency securities. Because they are not as affected by interest rate changes as Treasury securities, these sectors of the market are less susceptible to interest rate risk and outperformed as short-term interest rates rose. In addition, we kept the Portfolio's duration (a measure of interest rate sensitivity) shorter than that of the benchmark throughout much of the year. This helped to protect the Portfolio's underlying value as short-term interest rates increased.

      Finally, based on our expectation that interest rates on the short end would rise significantly, we positioned the Portfolio with a yield curve flattening bias in the first half of the fiscal year. Thus, we underweighted the short end of the curve (where prices fell coincident with the rise in interest rates) and overweighted securities with longer-dated maturities. This benefited performance in the first half as longer-dated bonds outperformed. We began to remove the curve flattening bias in the aftermath of Hurricane Katrina, which devastated the U.S. Gulf Coast region in late August. Given the untold economic impact, we expected that rates on the long end would start to rise, prompting us to neutralize our yield curve positioning. In retrospect, this move was premature, as the yield curve continued to flatten. It appeared that the markets and the economy viewed the hurricane as a temporary shock and, after rising briefly, long-term interest rates declined through year-end.

What changes were made to the Portfolio during the period?

Throughout the early part of the year, we continued to invest the cash in the Portfolio. As we moved through the second quarter, we stopped adding corporate securities as spreads in this sector moved to very tight levels. We also started to reduce some exposures, primarily in the auto sector, which experienced significant credit deterioration and spread widening in the spring as earnings disappointments in the industry began to take a toll. Currently, we favor higher-quality credits with an emphasis on real estate investment trusts (REITs) and the media sector.

      The assets from the sale of the corporate bonds were applied to Treasury issues, increasing our allocation from 1% of net assets to 9.3%. This reallocation was mainly initiated because spreads in the corporate sector continued to tighten and in some cases had moved through our level of fair value. Some of the cash from the sale of our corporate bonds also was redeployed into structured fixed income assets, such as ABS, which were particularly attractive given their high credit quality (AAA rating) and their attractive yields.

      Holding cash in the prevailing environment offered some opportunities as short-term interest rates increased. We used the cash to create a

"barbell" strategy--one in which assets were concentrated at the short and long ends of the curve, allowing us to avoid the area of the curve most affected by the flattening phenomenon.

      Notably, we extended duration within the corporate sector of the Portfolio in an effort to pick up incremental yield. We felt that this represented good relative value because, as the Treasury curve flattens, the credit curve (which is not correlated to Treasury securities) tends to steepen. In terms of the overall duration of the Portfolio, we had extended it above the benchmark briefly as the yield on the two-year Treasury note moved above 4%. In the latter half of the period, as long-term interest rates remained low and the curve failed to steepen, we let the Portfolio's duration drift back down closer to that of the benchmark. As of December 31, 2005, the Portfolio's duration was
1.65 years, compared to 1.68 years for the Merrill Lynch 1-3 Year Corporate and Government Index.

How would you characterize the Portfolio's position at the close of the period?

We anticipate that the U.S. economy will enter a mid-cycle slowdown by the second half of 2006. The U.S. consumer has supported the economy for some time. In our view, the resilience of the consumer sector is likely to be tested by high energy prices, higher interest rates and changes in the banking industry aimed at curtailing "speculative borrowing," thereby limiting consumers' ability to continue tapping into the equity of their homes.

      In this environment, we believe that high-quality spread sectors should continue to do well on a relative basis. In a mid-cycle slowdown, combined with a steepening Treasury yield curve, we would expect the credit curve to flatten, allowing high-quality spread sectors to perform well. We ended the period with a 69% allocation to spread sectors, consisting of 30% corporate bonds, 27% ABS, 7.2% MBS and 4.8% CMBS.

      The Portfolio's duration profile at period-end was close to that of its benchmark. We would look to increase duration when the yield on the 10-year Treasury note moves into the 4.5% to 5% range. Before this occurs, we would expect the yield curve to invert temporarily, with the short end offering higher yields than the long end. For its part, the Fed is likely to continue increasing short-term interest rates in the early months of 2006 before pausing to evaluate the impact of its measured rate-hiking campaign.

      As always, we will continue to closely monitor economic and market trends and will make changes to the Portfolio's strategy, as appropriate, in our efforts to enhance investment opportunities.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

February 1, 2006

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Portfolio Information as of December 31, 2005

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Corporate Bonds ..................................................         30.3%
Government Agency Obligations ....................................         20.9
Asset-Backed Securities ..........................................         17.4
Non-Government Agency Mortgage-Backed Securities .................          7.1
Government Agency Mortgage-Backed Securities .....................          5.6
Preferred Securities .............................................          0.2
Other* ...........................................................         18.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from December 31, 2004 to December 2005.

                                   Mercury                     Mercury                     Mercury                     Merrill Lynch
                              Low Duration                Low Duration                Low Duration              1-3 Year Corporate &
                              Portfolio+--                Portfolio+--                Portfolio+--                        Government
                           Class I Shares*            Class II Shares*           Class III Shares*                           Index++
12/31/04**                         $10,000                     $10,000                     $10,000                           $10,000
12/05                              $10,127                     $10,124                     $10,124                           $10,175

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ Mercury Low Duration Portfolio invests in a diversified portfolio of bonds of different maturities, including U.S. Government securities, U.S. Government agency securities, corporate bonds, asset-backed securities and mortgage backed securities.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not predictive of future results.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                   +1.27%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                     +1.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                   +1.24%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                     +1.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                   +1.24%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                     +1.24
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Recent Performance Results

----------------------------------------------------------------------------------------------------
                                                         6-Month          12-Month      Standardized
As of December 31, 2005                                Total Return     Total Return    30-Day Yield
----------------------------------------------------------------------------------------------------
Class I Shares*                                           +0.55%            +1.27%          3.87%
----------------------------------------------------------------------------------------------------
Class II Shares*                                          +0.55             +1.24             --
----------------------------------------------------------------------------------------------------
Class III Shares*                                         +0.55             +1.24             --
----------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Corporate & Government Index**     +0.79             +1.75             --
----------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                             Beginning             Ending            During the Period*
                                                           Account Value        Account Value          July 1, 2005 to
                                                            July 1, 2005      December 31, 2005       December 31, 2005
=======================================================================================================================
Actual
=======================================================================================================================
Class I                                                        $1,000             $1,005.50                 $3.37
-----------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000             $1,005.50                 $3.37
-----------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000             $1,005.50                 $3.37
=======================================================================================================================
Hypothetical (5% annual return before expenses)**
=======================================================================================================================
Class I                                                        $1,000             $1,022.14                 $3.40
-----------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000             $1,022.14                 $3.40
-----------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000             $1,022.14                 $3.40
-----------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.66% for Class I, .66% for Class II and .66% for Class III), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .81% and .91%, the actual expenses paid would have been approximately $4.14 and $4.65, and the hypothetical expenses paid would have been approximately $4.17 and $4.69 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                     Face
                                   Amount                             Asset-Backed Securities+                              Value
-----------------------------------------------------------------------------------------------------------------------------------
                                $ 478,000      GSAA Home Equity Trust Series 2005-12 Class AF2,
                                                   4.972% due 9/25/2035 (a) ........................................   $    478,000
                                  316,297      Harley-Davidson Motorcycle Trust Series 2003-1 Class
                                                   A2, 2.63% due 11/15/2010 ........................................        309,440
                                               National Collegiate Student Loan Trust:
                                  400,000          Series 2005-2 Class AIO, 7.73% due 3/25/2012 ....................        117,500
                                  733,247          Series 2005-GT1 Class AIO, 6.75% due 12/25/2009 .................        174,890
                                  500,000      Popular ABS Mortgage Pass-Through Trust Series 2005-2
                                                   Class AF2, 4.415% due 4/25/2035 (a) .............................        494,789
                                  250,000      Residential Asset Mortgage Products, Inc. Series 2003-RZ3
                                                   Class A6, 3.40% due 3/25/2033 ...................................        240,256
                                               Residential Asset Securities Corporation:
                                  100,000          Series 2003-KS2 Class MI1, 4.80% due 4/25/2033 ..................         98,318
                                  250,000          Series 2003-KS11 Class AI4, 4.51% due 2/25/2032 .................        248,632
                                  450,000      Susquehanna Auto Lease Trust Series 2005-1A Class A3,
                                                   4.43% due 6/16/2008 .............................................        446,625
                                  500,000      USAA Auto Owner Trust Series 2003-1 Class A4, 2.04%
                                                   due 2/16/2010 ...................................................        492,778
                                  500,000      Volkswagen Auto Lease Trust Series 2004-A Class A3,
                                                   2.84% due 7/20/2007 .............................................        495,350
-----------------------------------------------------------------------------------------------------------------------------------
                                               Total Asset-Backed Securities
                                               (Cost--$3,618,859)--17.2% ...........................................      3,596,578
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Government Agency Mortgage-Backed Securities+
-----------------------------------------------------------------------------------------------------------------------------------
                                               Freddie Mac Mortgage Participation Certificates:
                                  441,055          5.00% due 12/01/2019 ............................................        436,896
                                  626,425          6.00% due 7/01/2034 .............................................        632,739
                                   96,953      Ginnie Mae Trust Series 2005-9 Class A, 4.026%
                                                   due 5/16/2022 ...................................................         94,656
-----------------------------------------------------------------------------------------------------------------------------------
                                               Total Government Agency Mortgage-Backed Securities
                                               (Cost--$1,190,925)--5.6% ............................................      1,164,291
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Government Obligations
-----------------------------------------------------------------------------------------------------------------------------------
                                               U.S. Treasury Notes:
                                2,575,000          3% due 12/31/2006 (d) ...........................................      2,538,687
                                  105,000          3.625% due 4/30/2007 ............................................        103,901
                                1,700,000          4% due 8/31/2007 ................................................      1,688,710
-----------------------------------------------------------------------------------------------------------------------------------
                                               Total Government Obligations
                                               (Cost--$4,381,449)--20.8% ...........................................      4,331,298
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Non-Government Agency Mortgage-Backed Securities+
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage           439,689      JPMorgan Mortgage Trust Series 2005-A6 Class 7A1,
Obligations--2.8%                                  4.995% due 8/25/2035 (a) ........................................        434,663
                                  142,887      Residential Accredit Loans, Inc. Series 2005-QS12
                                                   Class A8, 4.729% due 8/25/2035 (a) ..............................        142,689
                                                                                                                        -----------
                                                                                                                            577,352
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage-Backed        212,822      JPMorgan Chase Commercial Mortgage Securities Corp.
Securities--4.3%                                   Series 2001-CIBC Class A2, 6.001% due 3/15/2033 .................        213,859
                                               Wachovia Bank Commercial Mortgage Trust:
                                  240,289          Series 2004-C14 Class A1, 3.477% due 8/15/2041 ..................        234,040
                                  451,859          Series 2005-C17 Class A1, 4.43% due 3/15/2042 ...................        447,166
                                                                                                                        -----------
                                                                                                                            895,065
-----------------------------------------------------------------------------------------------------------------------------------
                                               Total Non-Government Agency Mortgage-Backed
                                               Securities (Cost--$1,488,881)--7.1% .................................      1,472,417
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

                                    Face
Industry                          Amount                        Corporate Bonds                                            Value
----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--0.4%       $ 40,000      Northrop Grumman Corp., 4.079% due 11/16/2006 ........................   $    39,691
                                  40,000      Raytheon Co., 6.75% due 8/15/2007 ....................................        40,979
                                                                                                                       -----------
                                                                                                                            80,670
----------------------------------------------------------------------------------------------------------------------------------
Airlines--0.1%                    16,270      American Airlines, Inc. Series 2003-1, 3.857%
                                                  due 7/09/2010 ....................................................        15,682
----------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.4%                             DaimlerChrysler NA Holding Corp.:
                                  30,000          6.40% due 5/15/2006 ..............................................        30,149
                                  50,000          4.75% due 1/15/2008 ..............................................        49,544
                                                                                                                       -----------
                                                                                                                            79,693
----------------------------------------------------------------------------------------------------------------------------------
Beverages--0.1%                   15,000      Coca-Cola Enterprises, Inc., 5.375% due 8/15/2006 ....................        15,053
----------------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.2%               35,000      Amgen, Inc., 4% due 11/18/2009 .......................................        33,940
----------------------------------------------------------------------------------------------------------------------------------
Capital Markets--1.7%             55,000      The Bear Stearns Cos., Inc., 7.80% due 8/15/2007 .....................        57,449
                                  20,000      Credit Suisse First Boston USA, Inc., 4.70%
                                                  due 6/01/2009 ....................................................        19,839
                                  90,000      Goldman Sachs Group, Inc., 4.125% due 1/15/2008 ......................        88,618
                                              Lehman Brothers Holdings, Inc.:
                                  95,000          6.25% due 5/15/2006 ..............................................        95,481
                                  15,000          3.60% due 3/13/2009 ..............................................        14,434
                                  30,000      Mellon Bank NA, 7% due 3/15/2006 .....................................        30,123
                                  45,000      Morgan Stanley, 6.10% due 4/15/2006 ..................................        45,158
                                                                                                                       -----------
                                                                                                                           351,102
----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.2%                   25,000      Potash Corp. of Saskatchewan Inc., 7.125%
                                                  due 6/15/2007 ....................................................        25,709
                                  10,000      Praxair, Inc., 4.75% due 7/15/2007 ...................................        10,008
                                                                                                                       -----------
                                                                                                                            35,717
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--3.5%            60,000      Bank of America Corp., 4.75% due 10/15/2006 ..........................        59,980
                                  40,000      FleetBoston Financial Corp., 3.85% due 2/15/2008 .....................        39,210
                                  50,000      HBOS Treasury Services Plc, 3.50% due 11/30/2007 (c) .................        48,794
                                  70,000      Keycorp, 4.394% due 7/23/2007 (a) ....................................        70,161
                                  50,000      PNC Funding Corp., 4.20% due 3/10/2008 ...............................        49,258
                                              Popular North America, Inc.:
                                  45,000          5.20% due 12/12/2007 .............................................        44,956
                                  15,000          Series E, 6.125% due 10/15/2006 ..................................        15,085
                                  25,000      Sovereign Bank, 4% due 2/01/2008 .....................................        24,509
                                  60,000      US Bank NA, 4.125% due 3/17/2008 .....................................        59,283
                                  30,000      Wachovia Corp., 6.15% due 3/15/2009 ..................................        31,104
                                 300,000      Wells Fargo Co., 6.875% due 4/01/2006 ................................       301,409
                                                                                                                       -----------
                                                                                                                           743,749
----------------------------------------------------------------------------------------------------------------------------------
Commercial Services &            300,000      International Lease Finance Corp., 2.95% due 5/23/2006 ...............       298,016
Supplies--1.4%
----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.8%            35,000      Capital One Bank, 4.875% due 5/15/2008 ...............................        34,857
                                  60,000      HSBC Finance Corp., 4.125% due 12/15/2008 ............................        58,587
                                  65,000      MBNA Corp., 5.625% due 11/30/2007 ....................................        65,802
                                                                                                                       -----------
                                                                                                                           159,246
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging--0.4%      90,000      Bemis Co., 6.50% due 8/15/2008 .......................................        93,110
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial            300,000      Citigroup, Inc., 5.75% due 5/10/2006 .................................       301,074
Services--3.0%                   100,000      Ford Motor Credit Co., 6.875% due 2/01/2006 ..........................        99,785
                                  55,000      General Electric Capital Corp. Series A, 3.75%
                                                  due 12/15/2009 ...................................................        52,768
                                  30,000      General Motors Acceptance Corp., 6.125%
                                                  due 8/28/2007 ....................................................        27,809
                                              JPMorgan Chase & Co.:
                                 100,000          5.625% due 8/15/2006 .............................................       100,429
                                  50,000          5.25% due 5/30/2007 ..............................................        50,227
                                                                                                                       -----------
                                                                                                                           632,092
----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication     40,000      BellSouth Corp., 4.465% due 11/15/2007 (a) ...........................        40,070
Services--2.2%                    80,000      Deutsche Telekom International Finance BV, 3.875%
                                                  due 7/22/2008 ....................................................        78,137

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

                                    Face
Industry                          Amount                                  Corporate Bonds                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication   $ 55,000      France Telecom SA, 7.45% due 3/01/2006 ...............................   $    55,221
Services (concluded)              40,000      SBC Communications, Inc., 4.125% due 9/15/2009 .......................        38,625
                                  35,000      TELUS Corp., 7.50% due 6/01/2007 .....................................        36,142
                                  60,000      Telecom Italia Capital SA, 4% due 11/15/2008 .........................        58,188
                                 150,000      Verizon Global Funding Corp., 7.60% due 3/15/2007 ....................       154,236
                                                                                                                       -----------
                                                                                                                           460,619
----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.2%          30,000      American Electric Power Co., Inc., 4.709% due 8/16/2007 ..............        29,814
                                 355,000      CC Funding Trust I, 6.90% due 2/16/2007 ..............................       361,828
                                  55,000      Entergy Gulf States, Inc., 3.60% due 6/01/2008 .......................        52,889
                                  40,000      FirstEnergy Corp., 5.50% due 11/15/2006 ..............................        40,144
                                  70,000      National Rural Utilities Cooperative Finance Corp., 3.25%
                                                  due 10/01/2007 ...................................................        68,026
                                  55,000      Pepco Holdings, Inc., 5.50% due 8/15/2007 ............................        55,333
                                  50,000      Southern California Edison Co., 4.43% due 1/13/2006 (a) ..............        49,998
                                  15,000      Xcel Energy, Inc., 3.40% due 7/01/2008 ...............................        14,456
                                                                                                                       -----------
                                                                                                                           672,488
----------------------------------------------------------------------------------------------------------------------------------
Food Products--0.5%               75,000      Cadbury Schweppes US Finance LLC, 3.875%
                                                  due 10/01/2008 (c) ...............................................        72,834
                                  30,000      General Mills, Inc., 2.625% due 10/24/2006 ...........................        29,377
                                                                                                                       -----------
                                                                                                                           102,211
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.8%               30,000      KeySpan Corp., 4.90% due 5/16/2008 ...................................        29,988
                                  85,000      Nisource Finance Corp., 4.95% due 11/23/2009 (a) .....................        85,266
                                  45,000      Panhandle Eastern Pipe Line Series B, 2.75%
                                                  due 3/15/2007 ....................................................        43,757
                                                                                                                       -----------
                                                                                                                           159,011
----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &           40,000      WellPoint, Inc., 3.75% due 12/14/2007 ................................        39,112
Services--0.2%
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants &             70,000      Carnival Corp., 3.75% due 11/15/2007 .................................        68,427
Leisure--0.8%                     60,000      Harrah's Operating Co., Inc., 7.125% due 6/01/2007 ...................        61,523
                                  35,000      Hilton Hotels Corp., 7.95% due 4/15/2007 .............................        36,108
                                                                                                                       -----------
                                                                                                                           166,058
----------------------------------------------------------------------------------------------------------------------------------
Household Durables--0.6%          20,000      Centex Corp., 4.50% due 8/01/2007 (a) ................................        19,992
                                  45,000      DR Horton, Inc., 7.50% due 12/01/2007 ................................        46,719
                                  60,000      Pulte Homes, Inc., 4.875% due 7/15/2009 ..............................        58,775
                                                                                                                       -----------
                                                                                                                           125,486
----------------------------------------------------------------------------------------------------------------------------------
Industrial                                    Tyco International Group SA:
Conglomerates--0.5%               65,000          6.375% due 2/15/2006 .............................................        65,106
                                  50,000          6.125% due 11/01/2008 ............................................        51,039
                                                                                                                       -----------
                                                                                                                           116,145
----------------------------------------------------------------------------------------------------------------------------------
Insurance--2.1%                  130,000      Ace Ltd, 6% due 4/01/2007 ............................................       131,383
                                  40,000      Hartford Financial Services Group, Inc., 4.70%
                                                  due 9/01/2007 ....................................................        39,765
                                              Marsh & McLennan Cos., Inc.:
                                  35,000          5.375% due 3/15/2007 .............................................        35,069
                                  15,000          5.15% due 9/15/2010 ..............................................        14,900
                                  10,000      Monumental Global Funding II, 3.85% due 3/03/2008 (c) ................         9,785
                                  70,000      The Phoenix Cos., Inc., 6.675% due 2/16/2008 .........................        70,655
                                  30,000      Protective Life Secured Trust, 4.22% due 1/14/2008 (a) ...............        30,036
                                              Prudential Financial, Inc.:
                                  40,000          4.104% due 11/15/2006 ............................................        39,737
                                  35,000          3.75% due 5/01/2008 ..............................................        34,115
                                  25,000      The St. Paul Travelers Cos., Inc., 5.01% due 8/16/2007 ...............        24,988
                                                                                                                       -----------
                                                                                                                           430,433
----------------------------------------------------------------------------------------------------------------------------------
Media--1.9%                       60,000      Clear Channel Communications, Inc., 4.625%
                                                  due 1/15/2008 ....................................................        59,177
                                              Comcast Cable Communications:
                                  30,000          6.375% due 1/30/2006 .............................................        30,037
                                  65,000          8.375% due 5/01/2007 .............................................        67,783
                                  30,000          6.20% due 11/15/2008 .............................................        30,796

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

                                    Face
Industry                          Amount                                  Corporate Bonds                                  Value
----------------------------------------------------------------------------------------------------------------------------------
Media (concluded)               $ 35,000      Cox Communications, Inc., 7.75% due 8/15/2006 ........................   $    35,503
                                  30,000      News America, Inc., 6.75% due 1/09/2038 ..............................        31,720
                                  65,000      Time Warner Companies, Inc., 8.18% due 8/15/2007 .....................        67,992
                                  65,000      Time Warner, Inc., 6.15% due 5/01/2007 ...............................        65,807
                                                                                                                       -----------
                                                                                                                           388,815
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.3%             60,000      Textron Financial Corp., 2.75% due 6/01/2006 .........................        59,543
----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--1.0%             10,000      Ameren Corp., 4.263% due 5/15/2007 ...................................         9,857
                                              Dominion Resources, Inc.:
                                  20,000          Series B, 4.64% due 5/15/2006 (a) ................................        20,018
                                  40,000          Series D, 5.125% due 12/15/2009 ..................................        39,883
                                  55,000      PSEG Power LLC, 6.875% due 4/15/2006 .................................        55,285
                                  75,000      Sempra Energy, 4.621% due 5/17/2007 ..................................        74,468
                                                                                                                       -----------
                                                                                                                           199,511
----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail--0.0%            10,000      Target Corp., 5.40% due 10/01/2008 ...................................        10,163
----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable             50,000      Burlington Resources Finance Co., 5.60%
Fuels--1.0%                                       due 12/01/2006 ...................................................        50,246
                                  35,000      Conoco Funding Co., 5.45% due 10/15/2006 .............................        35,137
                                  50,000      Midamerican Energy Holdings Co., 4.625%
                                                  due 10/01/2007 ...................................................        49,639
                                  70,000      Pemex Project Funding Master Trust, 5.791%
                                                  due 6/15/2010 (a)(c) .............................................        72,450
                                                                                                                       -----------
                                                                                                                           207,472
----------------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.9%                170,000      CSX Corp., 7.45% due 5/01/2007 .......................................       175,226
                                  20,000      Norfolk Southern Corp., 7.35% due 5/15/2007 ..........................        20,639
                                                                                                                       -----------
                                                                                                                           195,865
----------------------------------------------------------------------------------------------------------------------------------
Software--0.2%                    45,000      Computer Associates International, Inc., 4.75%
                                                  due 12/01/2009 (c) ...............................................        43,880
----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage                95,000      Countrywide Home Loans, Inc., 4.25% due 12/19/2007 ...................        93,677
Finance--0.9%                     30,000      Golden West Financial Corp., 5.50% due 8/08/2006 .....................        30,121
                                  70,000      Washington Mutual, Inc., 5.625% due 1/15/2007 ........................        70,386
                                                                                                                       -----------
                                                                                                                           194,184
----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication       160,000      Sprint Capital Corp., 6% due 1/15/2007 ...............................       161,565
Services--0.7%
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Corporate Bonds (Cost--$6,333,774)--30.0% ......................     6,270,631
----------------------------------------------------------------------------------------------------------------------------------

                                  Shares
                                    Held                                 Preferred Stocks
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                400      CIT Group, Inc. Series B, 5.189% .....................................        40,238
Services--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Preferred Stocks (Cost--$40,000)--0.2% .........................        40,238
----------------------------------------------------------------------------------------------------------------------------------

                              Beneficial
                                Interest                               Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
                              $3,819,699      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b) ..........     3,819,699
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Short-Term Securities (Cost--$3,819,699)--18.3% ................     3,819,699
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments (Cost--$20,873,587)--99.2% .........................    20,695,152
----------------------------------------------------------------------------------------------------------------------------------

                               Number of
                               Contracts                                  Options Written
----------------------------------------------------------------------------------------------------------------------------------
Call Options Written--(0.0%)      2++          Pay a fixed rate of 4.25% and receive a floating
                                                  rate based on 3-month LIBOR, expiring January 2006,
                                                  Broker UBS Warburg (e) ...........................................          (400)
----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)

                               Number of
                               Contracts                                  Options Written                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Put Options Written--(0.1%)      2++          Receive a fixed rate of 4.25% and pay a floating
                                                  rate based on 3-month LIBOR, expiring January 2006,
                                                  Broker UBS Warburg (e) ...........................................   $   (12,600)
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Options Written
                                              (Premiums Received--$7,850)--(0.1%) ..................................       (13,000)
----------------------------------------------------------------------------------------------------------------------------------
                                              Total Investments, Net of Options Written
                                              (Cost--$20,865,737*)--99.1% ..........................................    20,682,152

                                              Other Assets Less Liabilities--0.9% ..................................       190,737
                                                                                                                       -----------
                                              Net Assets--100.0% ...................................................   $20,872,889
                                                                                                                       ===========

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $20,865,737
                                                                    ===========
      Gross unrealized appreciation ...........................     $     3,692
      Gross unrealized depreciation ...........................        (187,277)
                                                                    -----------
      Net unrealized depreciation .............................     $  (183,585)
                                                                    ===========

+ Asset-Backed & Mortgage-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
++    One contract represents a notional amount of $1,000,000.
(a)   Floating rate note.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------------
                                                                             Net             Interest
      Affiliate                                                           Activity            Income
      -----------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ........   $3,819,699           $70,135
      -----------------------------------------------------------------------------------------------

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.
(e) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of December 31, 2005 were as follows:

      -------------------------------------------------------------------------------------------------------------------------
                                                                                                     Notional       Unrealized
                                                                                                      Amount       Depreciation
      -------------------------------------------------------------------------------------------------------------------------
      Receive a floating rate based on 1-month USD LIBOR plus .47%, which is capped at a fixed coupon of 6%, and pay a floating rate based on 1-month LIBOR

      Broker, Credit Suisse First Boston International
      Expires June 2011 ........................................................................     $750,000         $(1,131)
      -------------------------------------------------------------------------------------------------------------------------

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      ----------------------------------------------------------------------------------------------------------------
      Number of                                                 Expiration                Face             Unrealized
      Contracts                      Issue                         Date                   Value           Depreciation
      ----------------------------------------------------------------------------------------------------------------
          46               2-Year U.S. Treasury Note            March 2006             $9,450,197           $(11,572)
      ----------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of December 31, 2005 were as follows:

      ----------------------------------------------------------------------------------------------------------------
      Number of                                                 Expiration                Face             Unrealized
      Contracts                      Issue                         Date                   Value           Depreciation
      ----------------------------------------------------------------------------------------------------------------
          28               5-Year U.S. Treasury Note            March 2006             $2,973,266           $ (4,359)
      ----------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Statement of Assets and Liabilities as of December 31, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$17,053,888)                     $16,875,453
Investments in affiliated securities, at value (identified cost--$3,819,699) ..                       3,819,699
Cash ..........................................................................                              17
Receivables:
  Interest ....................................................................      $   164,215
  Capital shares sold .........................................................          108,412
  Swaps .......................................................................              147        272,774
                                                                                     -----------
Prepaid expenses ..............................................................                           1,043
                                                                                                    -----------
Total assets ..................................................................                      20,968,986
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:
Options written, at value (premiums received--$7,850) .........................                          13,000
Unrealized depreciation on swaps ..............................................                           1,131
Payables:
  Dividends to shareholders ...................................................           60,201
  Investment adviser ..........................................................            6,679
  Variation margin ............................................................            2,382
  Other affiliates ............................................................            1,429         70,691
                                                                                     -----------
Accrued expenses ..............................................................                          11,275
                                                                                                    -----------
Total liabilities .............................................................                          96,097
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets ....................................................................                     $20,872,889
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..                     $   212,561
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                               10
Paid-in capital in excess of par ..............................................                      20,958,689
Undistributed investment income--net ..........................................      $     8,616
Accumulated realized capital losses--net ......................................         (106,350)
Unrealized depreciation--net ..................................................         (200,647)
                                                                                     -----------
Total accumulated losses--net .................................................                        (298,381)
                                                                                                    -----------
Net Assets ....................................................................                     $20,872,889
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $20,870,871 and 2,125,609 shares outstanding ..                     $      9.82
                                                                                                    ===========
Class II--Based on net assets of $1,009 and 102.8 shares outstanding ..........                     $      9.82
                                                                                                    ===========
Class III--Based on net assets of $1,009 and 102.8 shares outstanding .........                     $      9.82
                                                                                                    ===========

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Statement of Operations for the Year Ended December 31, 2005*

Investment Income:
Interest (including $70,135 from affiliates) ..................................                     $   637,884
Dividends .....................................................................                             784
                                                                                                    -----------
Total income ..................................................................                         638,668
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ......................................................      $    78,204
Custodian fees ................................................................           24,832
Printing and shareholder reports ..............................................           20,486
Pricing services ..............................................................           12,004
Accounting services ...........................................................            9,420
Offering costs ................................................................            8,469
Transfer agent fees--Class I ..................................................            5,000
Professional fees .............................................................            2,759
Directors' fees and expenses ..................................................            1,584
Registration fees .............................................................            1,305
Other .........................................................................            6,472
                                                                                     -----------
Total expenses before waiver ..................................................          170,535
Waiver of expenses ............................................................          (58,329)
                                                                                     -----------
Total expenses after waiver ...................................................                         112,206
                                                                                                    -----------
Investment income--net ........................................................                         526,462
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized & Unrealized Loss--Net:
Realized loss on:
  Investments--net ............................................................          (61,979)
  Futures contracts and swaps--net ............................................          (42,432)      (104,411)
                                                                                     -----------
Unrealized depreciation on:
  Investments--net ............................................................         (178,435)
  Futures contracts and swaps--net ............................................          (17,062)
  Options written--net ........................................................           (5,150)      (200,647)
                                                                                     -----------    -----------
Total realized and unrealized loss--net .......................................                        (305,058)
                                                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........................                     $   221,404
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Statement of Changes in Net Assets

                                                                                                 For the
                                                                                               Year Ended
                                                                                              December 31,
Increase (Decrease) in Net Assets:                                                                2005**
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................         $    526,462
Realized loss--net ..................................................................             (104,411)
Unrealized depreciation--net ........................................................             (200,647)
                                                                                              ------------
Net increase in net assets resulting from operations ................................              221,404
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends to Shareholders:
Investment income--net:
  Class I ...........................................................................             (528,192)
  Class II ..........................................................................                  (31)
  Class III .........................................................................                  (31)
                                                                                              ------------
Net decrease in net assets resulting from dividends to shareholders .................             (528,254)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................           21,176,739
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................           20,869,889
Beginning of year ...................................................................                3,000
                                                                                              ------------
End of year .........................................................................         $ 20,872,889
                                                                                              ============
----------------------------------------------------------------------------------------------------------
* Undistributed investment income--net ..............................................         $      8,616
                                                                                              ============
----------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Financial Highlights

                                                                         For the Year Ended December 31, 2005**
The following per share data and ratios have been derived           ----------------------------------------------
from information provided in the financial statements.                Class I            Class II       Class III
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................        $    10.00          $    10.00      $    10.00
                                                                    ----------          ----------      ----------
Investment income--net* ....................................               .30                 .30             .30
Realized and unrealized loss--net ..........................              (.17)               (.18)           (.18)
                                                                    ----------          ----------      ----------
Total from investment operations ...........................               .13                 .12             .12
                                                                    ----------          ----------      ----------
Less dividends from investment income--net .................              (.31)               (.30)           (.30)
                                                                    ----------          ----------      ----------
Net asset value, end of year ...............................        $     9.82          $     9.82      $     9.82
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Total Investment Return+:
Based on net asset value per share .........................              1.27%               1.24%           1.24%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver ....................................               .66%                .66%            .66%
                                                                    ==========          ==========      ==========
Expenses ...................................................              1.00%               1.00%           1.00%
                                                                    ==========          ==========      ==========
Investment income--net .....................................              3.10%               3.04%           3.04%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .....................        $   20,871          $        1      $        1
                                                                    ==========          ==========      ==========
Portfolio turnover .........................................             50.60%              50.60%          50.60%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Low Duration Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Portfolio under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

      (f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs--Prepaid offering costs were amortized over a 12-month period beginning with the commencement of operations of the Portfolio.

      (j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $8,469 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $1,939 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to non-deductible expenses and swap agreements. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .46% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .66%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2005, MLIM earned fees of $78,204, of which $58,329 was waived.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the year ended December 31, 2005, the Portfolio reimbursed MLIM $366 for certain accounting services.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $26,052,113 and $8,729,952, respectively.

      Transactions in call options written for the year ended December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                           Number of    Premiums
Call Options Written                                       Contracts*   Received
--------------------------------------------------------------------------------
Options written ................................                 2        $2,000
                                                             -----        ------
Outstanding call options written,
 end of year ...................................                 2        $2,000
                                                             =====        ======
--------------------------------------------------------------------------------
*     One contract represents a notional amount of $1,000,000.

      Transactions in put options written for the year ended December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                           Number of    Premiums
Put Options Written                                        Contracts*   Received
--------------------------------------------------------------------------------
Options written ................................                 2        $5,850
                                                             -----        ------
Outstanding put options written,
 end of year ...................................                 2        $5,850
                                                             =====        ======
--------------------------------------------------------------------------------
*     One contract represents a notional amount of $1,000,000.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $21,176,739 during the year ended December 31, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                   Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,128,528       $ 21,207,060
Shares issued to shareholders in
 reinvestment of dividends ...............            47,435            469,342
                                                 -----------       ------------
Total issued .............................         2,175,963         21,676,402
Shares redeemed ..........................           (50,454)          (499,719)
                                                 -----------       ------------
Net increase .............................         2,125,509       $ 21,176,683
                                                 ===========       ============
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                        Dollar
December 31, 2005*                                         Shares         Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
 in reinvestment of dividends ....................              3            $28
                                                           ------         ------
Net increase .....................................              3            $28
                                                           ======         ======
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                       Dollar
December 31, 2005*                                         Shares         Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
 in reinvestment of dividends ....................              3            $28
                                                           ------         ------
Net increase .....................................              3            $28
                                                           ======         ======
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Distributions to Shareholders:

The tax character of distributions paid during the year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                      12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................................              $528,254
                                                                        --------
Total taxable distributions ..............................              $528,254
                                                                        ========
--------------------------------------------------------------------------------

      As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $   8,616
Undistributed long-term capital gains--net ................                --
                                                                    ---------
Total undistributed earnings--net .........................             8,616
Capital loss carryforward .................................           (93,783)*
Unrealized losses--net ....................................          (213,214)**
                                                                    ---------
Total accumulated losses--net .............................         $(298,381)
                                                                    =========
-----------------------------------------------------------------------------
* On December 31, 2005, the Fund had a net capital loss carryforward of $93,783, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Low Duration Portfolio of FAM Series Fund, Inc. (the "Fund") as of December 31, 2005 and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Low Duration Portfolio of FAM Series Fund, Inc. as of December 31, 2005, the results of its operations and changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
A Discussion With Your Portfolio Manager

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Mid Cap Value Opportunities Portfolio's Class I Shares had a total return of +13.32%. For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +12.56% and the Lipper Mid Cap Value Funds (Variable Products) category had an average return of +7.67%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

      The major equity indexes struggled in the early months of calendar year 2005. Investor concerns centered on a weak U.S. dollar, interest rate hikes by the Federal Reserve Board (the Fed) and fears that earnings growth had peaked. In May through July, market sentiment turned more favorable, as acquisition announcements, a resilient U.S. consumer and solid corporate profit growth boosted equities. The summer rally was short-lived, however, as the markets declined on uncertainty in the aftermath of Hurricanes Katrina and Rita. The stock market regained its footing in the final months of the year, bolstered by still favorable earnings and better-than-expected third quarter gross domestic product growth.

      In 2005, for the first time in the past seven calendar years, the large cap S&P 500 Index (+4.91%) outpaced the small cap Russell 2000 Index (+4.55%). Notably, mid cap stocks represented the market "sweet spot," outperforming both the small and the large cap indexes. This outperformance was attributable to favorable earnings for mid cap companies, and was further supported by a pick-up in consolidation activity. Leveraged buyouts continued at a robust pace, and the size of these deals increased with greater assets and increased coordination among private equity firms. Several of the Portfolio's investments this year were the target of such consolidation activity.

      We are pleased with the Portfolio's ability to outpace its benchmark during a period of exceptional performance for mid cap stocks overall. Our stock selection and sector allocation decisions were both positive contributors to investment performance. The Portfolio was near fully invested throughout the year, reflecting our efforts to take complete advantage of the market's appreciation potential.

What factors most influenced Portfolio performance?

The Portfolio benefited most from our overweighted investments in the energy sector and favorable stock picking in the volatile information technology sector. In absolute terms, energy was the Portfolio's top-performing sector during the 12-month period. Higher oil prices improved the fortunes of stocks in the energy sector and caused an increase in merger-and-acquisition activity. Within the information technology sector, the contribution was more the result of positive company-specific factors affecting the Portfolio's largest technology investments.

      The Portfolio's strongest individual contributors during the year were deepwater driller Diamond Offshore Drilling and oil service company BJ Services Co. Shares of Novell, Inc., a provider of network and Internet directory software and services, also contributed significantly to Portfolio performance as the company implemented cost-cutting initiatives and as growth in Linux-related revenues accelerated.

      Hindering performance relative to the S&P 400 MidCap Index was stock selection in the consumer discretionary and consumer staples sectors, and to a lesser extent, our underweight position in financials. The stock that detracted most from relative results was consumer staples name ConAgra Foods, Inc., a leading producer of packaged and frozen foods that declined due to weaker operating results.

What changes were made to the Portfolio during the period?

In our last report to shareholders dated June 30, 2005, we discussed changes made to our positions in the industrials sector. Specifically, in the first six months of the fiscal year, we added several engineering and construction names to the portfolio, consistent with our positive view on companies involved in construction and services for the energy sector. Since then, our investment thesis has played out. Engineering and construction companies fared well as energy prices increased, and capital spending was applied to upgrade production capacity. Another unanticipated positive for these companies was the massive rebuilding efforts that ensued in the aftermath of Hurricanes Katrina and Rita. All of these factors led to strong stock price appreciation, which we viewed as an opportunity to take profits.

      With the proceeds, we shifted our industrials exposure into trucking and logistics providers, which had declined to attractive levels post-Katrina on rising fuel costs. In making purchases, we focused on larger players with the ability to implement fuel surcharges. Ryder System, Inc., a provider of logistics and transportation management solutions, and JB Hunt Transport Services, Inc., a national truckload carrier, were two recent additions to the Portfolio. Both companies have sizeable stock re-purchase plans underway and fundamentals that appear to be improving. We also added Wabash National Corp., a maker of commercial truck trailers, to the Portfolio.

      Other changes included the addition of paper stocks, an area where we expect to see better pricing. With the recent acquisition of Georgia Pacific Corp. (a portfolio holding) by Koch Forest Products, we applied the proceeds to our purchases of Rayonier, Inc., a timberland management company, and Smurfit-Stone Container Corp., an integrated manufacturer of paper and paper-based packaging. We also increased exposure to financial services stocks, as we believe the Fed is nearing the end of its rate-tightening cycle. In the energy sector, with the onset of the winter heating season, we shifted some focus to the natural gas segment. Additions in the energy sector included Cabot Oil & Gas Corp. and Newfield Exploration Co.

      For some time, we have highlighted the challenges facing specialty pharmaceutical companies, particularly related to patent expirations and generic competition. As we expected, large companies such as King Pharmaceuticals, Inc. were able to respond with licensing agreements to strengthen their competitive position. Thus, we have taken some profits in specialty pharmaceutical stocks and continue to look for compelling opportunities in health care.

      Another dynamic this past year centered on increased consolidation activity. Several Portfolio holdings were the subject of merger-and-acquisition activity. In one of the largest leveraged buyouts of the year, private investment firm Silver Lake Partners acquired Sungard Data Systems, Inc., a provider of investment support systems. Transportation company CNF, Inc., one of the Portfolio's 10 largest holdings earlier in the year, sold its forwarding business to United Postal Service; software provider Ascential was acquired by IBM; Unocal Corp., an oil and gas exploration and production company, was acquired by Chevron Corp.; and, as mentioned earlier, Georgia Pacific was acquired by Koch Forest Products.

How would you characterize the Portfolio's position at the close of the period?

Relative to the S&P MidCap 400 Index, the Portfolio ended the period most overweight in the information technology and energy sectors, and most underweight in consumer discretionary and utilities. In absolute terms, the Portfolio's leading exposure on December 31, 2005 was information technology at 20.3% of net assets, followed by financial services at 18.4% and energy at 12.2%.

      We believe that mid cap stocks should continue to find support as leveraged buyouts and consolidation activity are expected to continue at a robust pace in 2006. At the same time, we are cognizant of the potential for slower U.S. economic growth and a potential for near-term peak in corporate profits. In general, we remain focused on companies in the $2 billion to $5 billion market cap range, where we believe investment opportunities are most plentiful.

R. Elise Baum, CFA
Vice President and Portfolio Manager

February 1, 2006

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Portfolio Information as of December 31, 2005

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financials .................................................               21.5%
Information Technology .....................................               20.3
Energy .....................................................               12.2
Consumer Discretionary .....................................               12.1
Industrials ................................................               11.3
Health Care ................................................                8.8
Utilities ..................................................                4.3
Materials ..................................................                4.1
Telecommunication Services .................................                1.7
Consumer Staples ...........................................                1.1
Other* .....................................................                2.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the S&P MidCap 400 Index. Values are from December 31, 2004 to December 2005.

                           Mercury Mid Cap             Mercury Mid Cap             Mercury Mid Cap
                       Value Opportunities         Value Opportunities         Value Opportunities
                              Portfolio+--                Portfolio+--                Portfolio+--                S&P MidCap
                           Class I Shares*            Class II Shares*           Class III Shares*               400 Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $11,332                     $11,322                     $11,322                   $11,256

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ Mercury Mid Cap Value Opportunities Portfolio invests in securities, primarily in equity securities, that Portfolio management believes are undervalued and therefore represent an investment value.
++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past performance is not predictive of future results.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +13.32%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +13.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +13.22%
--------------------------------------------------------------------------------
Inception (12/31/04) through12/31/05                                     +13.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                           Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                  +13.22%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                    +13.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                     6-Month          12-Month
As of December 31, 2005                            Total Return     Total Return
--------------------------------------------------------------------------------
Class I Shares*                                       +11.54%          +13.32%
--------------------------------------------------------------------------------
Class II Shares*                                      +11.43           +13.22
--------------------------------------------------------------------------------
Class III Shares*                                     +11.43           +13.22
--------------------------------------------------------------------------------
S&P MidCap 400 Index**                                + 8.39           +12.56
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index is a market value-weighted Index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                     Expenses Paid
                                                          Beginning             Ending            During the Period*
                                                        Account Value        Account Value          July 1, 2005 to
                                                         July 1, 2005       December 31, 2005      December 31, 2005
====================================================================================================================
Actual
====================================================================================================================
Class I                                                     $1,000              $1,115.40                $5.46
--------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000              $1,114.30                $5.46
--------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000              $1,114.30                $5.46
====================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================
Class I                                                     $1,000              $1,019.94                $5.22
--------------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000              $1,019.94                $5.22
--------------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000              $1,019.94                $5.22
--------------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.03% for Class I, 1.03% for Class II and 1.03% for Class III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.18% and 1.28%, the actual expenses paid would have been approximately $6.25 and $6.78, and the hypothetical expenses paid would have been approximately $5.97 and $6.48 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                  Shares
North America            Industry                                   Held                     Common Stocks                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Canada--1.7%             Diversified Telecommunication             4,200    BCE, Inc. ..............................    $   100,590
                         Services--1.7%
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Canada ..........        100,590
-----------------------------------------------------------------------------------------------------------------------------------
United States--87.8%     Aerospace & Defense--1.9%                   900    Curtiss-Wright Corp. ...................         49,140
                                                                   1,600    Raytheon Co. ...........................         64,240
                                                                                                                        -----------
                                                                                                                            113,380
                         ----------------------------------------------------------------------------------------------------------
                         Air Freight & Logistics--1.2%             1,800    Ryder System, Inc. .....................         73,836
                         ----------------------------------------------------------------------------------------------------------
                         Biotechnology--3.1%                       1,600    Cephalon, Inc. (b) .....................        103,584
                                                                   2,300    Medimmune, Inc. (b) ....................         80,546
                                                                                                                        -----------
                                                                                                                            184,130
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--2.8%                     5,700    E*Trade Financial Corp. (b) ............        118,902
                                                                   2,700    Janus Capital Group, Inc. ..............         50,301
                                                                                                                        -----------
                                                                                                                            169,203
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--5.8%                    4,800    The Colonial BancGroup, Inc. ...........        114,336
                                                                   1,500    Compass Bancshares, Inc. ...............         72,435
                                                                   2,200    First Midwest Bancorp, Inc. ............         77,132
                                                                   2,986    TD Banknorth, Inc. .....................         86,743
                                                                                                                        -----------
                                                                                                                            350,646
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                    11,800    Allied Waste Industries, Inc. (b) ......        103,132
                         Supplies--4.0%                            4,200    Cendant Corp. ..........................         72,450
                                                                   1,400    Manpower, Inc. .........................         65,100
                                                                                                                        -----------
                                                                                                                            240,682
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--1.3%            7,400    Andrew Corp. (b) .......................         79,402
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--1.4%              5,900    Smurfit-Stone Container Corp. (b) ......         83,603
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--1.5%                  2,100    Cinergy Corp. ..........................         89,166
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment &                    4,000    Anixter International, Inc. ............        156,480
                         Instruments--5.5%                         4,700    Ingram Micro, Inc. Class A (b) .........         93,671
                                                                   2,000    Tech Data Corp. (b) ....................         79,360
                                                                                                                        -----------
                                                                                                                            329,511
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--4.3%         3,000    BJ Services Co. ........................        110,010
                                                                     400    Diamond Offshore Drilling, Inc. ........         27,824
                                                                     800    Maverick Tube Corp. (b) ................         31,888
                                                                   2,400    Rowan Cos., Inc. .......................         85,536
                                                                                                                        -----------
                                                                                                                            255,258
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--1.1%                       2,100    Smithfield Foods, Inc. (b) .............         64,260
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--1.5%                       1,200    Questar Corp. ..........................         90,840
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                   5,384    Emdeon Corp. (b) .......................         45,549
                         Services--1.8%                            1,600    LifePoint Hospitals, Inc. (b) ..........         60,000
                                                                                                                        -----------
                                                                                                                            105,549
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--1.4%       2,000    Outback Steakhouse, Inc. ...............         83,220
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--6.1%                         5,000    The BISYS Group, Inc. (b) ..............         70,050
                                                                   1,500    Computer Sciences Corp. (b) ............         75,960
                                                                  10,500    Convergys Corp. (b) ....................        166,425
                                                                   2,200    Sabre Holdings Corp. Class A ...........         53,042
                                                                                                                        -----------
                                                                                                                            365,477
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.3%              300    Teleflex, Inc. .........................         19,494
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--2.6%                           6,800    Conseco, Inc. (b) ......................        157,556
                         ----------------------------------------------------------------------------------------------------------
                         Media--4.0%                               6,900    Interpublic Group of Cos., Inc. (b) ....         66,585
                                                                   1,300    Knight-Ridder, Inc. ....................         82,290
                                                                   1,300    Liberty Global, Inc. (b) ...............         29,250
                                                                   3,000    Liberty Global, Inc. Series C (b) ......         63,600
                                                                                                                        -----------
                                                                                                                            241,725
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)

North America                                                     Shares
(concluded)              Industry                                   Held                     Common Stocks                  Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Metals & Mining--1.7%                       900    Nucor Corp. ............................    $    60,048
(concluded)                                                          300    Reliance Steel & Aluminum Co. ..........         18,336
                                                                     600    Steel Dynamics, Inc. ...................         21,306
                                                                                                                        -----------
                                                                                                                             99,690
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.9%                    2,200    Dollar Tree Stores, Inc. (b) ...........         52,668
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--8.0%         2,200    Cabot Oil & Gas Corp. Class A ..........         99,220
                                                                   1,900    Murphy Oil Corp. .......................        102,581
                                                                   2,100    Newfield Exploration Co. (b) ...........        105,147
                                                                   2,400    Noble Energy, Inc. .....................         96,720
                                                                   1,200    Tesoro Corp. ...........................         73,860
                                                                                                                        -----------
                                                                                                                            477,528
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--2.7%                     3,500    King Pharmaceuticals, Inc. (b) .........         59,220
                                                                   3,300    Medicis Pharmaceutical Corp. Class A ...        105,765
                                                                                                                        -----------
                                                                                                                            164,985
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--3.6%                         2,800    Equity Office Properties Trust .........         84,924
                                                                   4,500    Friedman Billings Ramsey Group, Inc.
                                                                              Class A ..............................         44,550
                                                                   2,200    Rayonier, Inc. .........................         87,670
                                                                                                                        -----------
                                                                                                                            217,144
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--1.8%                         4,900    JB Hunt Transport Services, Inc. .......        110,936
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor            1,800    Micron Technology, Inc. (b) ............         23,958
                         Equipment--0.4%
                         ----------------------------------------------------------------------------------------------------------
                         Software--7.0%                           12,500    BEA Systems, Inc. (b) ..................        117,500
                                                                   1,250    Hyperion Solutions Corp. (b) ...........         44,775
                                                                  20,100    Novell, Inc. (b) .......................        177,483
                                                                   2,900    Siebel Systems, Inc. ...................         30,682
                                                                   6,500    TIBCO Software, Inc. (b) ...............         48,555
                                                                                                                        -----------
                                                                                                                            418,995
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--5.8%                    2,800    Foot Locker, Inc. ......................         66,052
                                                                   3,900    The Gap, Inc. ..........................         68,796
                                                                   2,900    RadioShack Corp. .......................         60,987
                                                                   6,700    TJX Cos., Inc. .........................        155,641
                                                                                                                        -----------
                                                                                                                            351,476
                         ----------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance--3.5%          5,700    Sovereign Bancorp, Inc. ................        123,234
                                                                   1,900    Webster Financial Corp. ................         89,110
                                                                                                                        -----------
                                                                                                                            212,344
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                       2,100    United Rentals, Inc. (b) ...............         49,119
                         Distributors--0.8%
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the
                                                                            United States ..........................      5,275,781
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in
                                                                            North America--89.5% ...................      5,376,371
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)

                                                                  Shares
Western Europe           Industry                                   Held    Common Stocks                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--1.1%        Construction & Engineering--1.1%          2,700    Chicago Bridge & Iron Co. NV ...........    $    68,067
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the Netherlands .         68,067
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--1.2%        Biotechnology--1.2%                       3,500    Serono SA (a) ..........................         69,510
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Switzerland .....         69,510
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in
                                                                            Western Europe--2.3% ...................        137,577
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            (Cost--$5,168,474)--91.8% ..............      5,513,948
-----------------------------------------------------------------------------------------------------------------------------------

North America                                                                            Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------------
United States--5.3%                                                  500    iShares Dow Jones US Real Estate
                                                                              Index Fund ...........................         32,100
                                                                   1,000    iShares Dow Jones US Utilities Sector
                                                                              Index Fund ...........................         76,460
                                                                     700    iShares Goldman Sachs Natural
                                                                              Resources Index Fund .................         61,838
                                                                     800    iShares Russell 2000 Index Fund ........         53,360
                                                                     700    Midcap SPDR Trust Series 1 .............         94,234
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Exchange-Traded Funds
                                                                            (Cost--$307,393)--5.3% .................        317,992
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Beneficial
                                                                Interest                 Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $154,682    Merrill Lynch Liquidity Series, LLC Cash
                                                                              Sweep Series I (c) ...................        154,682
                         ----------------------------------------------------------------------------------------------------------
                                                                            Total Short-Term Securities
                                                                            (Cost--$154,682)--2.6% .................        154,682
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Investments
                                                                            (Cost--$5,630,549*)--99.7% .............      5,986,622

                                                                            Other Assets Less Liabilities--0.3% ....         18,674
                                                                                                                        -----------
                                                                            Net Assets--100.0% .....................    $ 6,005,296
                                                                                                                        ===========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................               $ 5,641,928
                                                                    ===========
      Gross unrealized appreciation .................               $   456,464
      Gross unrealized depreciation .................                  (111,770)
                                                                    -----------
      Net unrealized appreciation ...................               $   344,694
                                                                    ===========

(a)   Depositary Receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------
                                                                          Net           Interest
      Affiliate                                                         Activity         Income
      ------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I .......   $154,682        $  4,485
      ------------------------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Statement of Assets and Liabilities as of December 31, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$5,475,867)                      $ 5,831,940
Investments in affiliated securities, at value (identified cost--$154,682) ....                         154,682
Cash ..........................................................................                          91,152
Dividend receivable ...........................................................                           4,762
Prepaid expenses ..............................................................                              53
                                                                                                    -----------
Total assets ..................................................................                       6,082,589
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Securities purchased ........................................................      $    62,743
  Investment adviser ..........................................................            2,219
  Other affiliates ............................................................            1,309
  Capital shares redeemed .....................................................               14         66,285
                                                                                     -----------
Accrued expenses ..............................................................                          11,008
                                                                                                    -----------
Total liabilities .............................................................                          77,293
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets ....................................................................                     $ 6,005,296
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..                     $    55,194
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                               10
Paid-in capital in excess of par ..............................................                       5,492,435
Undistributed realized capital gains--net .....................................      $   101,574
Unrealized appreciation--net ..................................................          356,073
                                                                                     -----------
Total accumulated earnings--net ...............................................                         457,647
                                                                                                    -----------
Net Assets ....................................................................                     $ 6,005,296
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Value:
Class I--Based on net assets of $6,003,032 and 551,935 shares outstanding .....                     $     10.88
                                                                                                    ===========
Class II--Based on net assets of $1,132 and 104.1 shares outstanding ..........                     $     10.87
                                                                                                    ===========
Class III--Based on net assets of $1,132 and 104.1 shares outstanding .........                     $     10.87
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Statement of Operations for the Year Ended December 31, 2005*

Investment Income:
Dividends (net of $461 foreign withholding tax) ...............................                     $    69,741
Interest from affiliates ......................................................                           4,485
                                                                                                    -----------
Total income ..................................................................                          74,226
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ......................................................      $    34,229
Custodian fees ................................................................           15,109
Offering expense ..............................................................            8,469
Printing and shareholder reports ..............................................            8,396
Transfer agent fees--Class I ..................................................            5,000
Professional fees .............................................................            3,917
Accounting services ...........................................................            1,917
Registration fees .............................................................            1,305
Pricing services ..............................................................            1,145
Directors' fees and expenses ..................................................              780
Other .........................................................................            6,095
                                                                                     -----------
Total expenses before waiver ..................................................           86,362
Waiver of expenses ............................................................          (32,122)
                                                                                     -----------
Total expenses after waiver ...................................................                          54,240
                                                                                                    -----------
Investment income--net ........................................................                          19,986
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain--Net:
Realized gain on investments--net .............................................                         313,637
Unrealized appreciation on investments--net ...................................                         356,073
                                                                                                    -----------
Total realized and unrealized gain--net .......................................                         669,710
                                                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........................                     $   689,696
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

* Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Statement of Changes in Net Assets

                                                                                                 For the
                                                                                               Year Ended
                                                                                              December 31,
Increase (Decrease) in Net Assets:                                                                2005*
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................         $     19,986
Realized gain--net ..................................................................              313,637
Unrealized appreciation--net ........................................................              356,073
                                                                                              ------------
Net increase in net assets resulting from operations ................................              689,696
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................              (39,985)
  Class II ..........................................................................                   (8)
  Class III .........................................................................                   (8)
Realized gain--net:
  Class I ...........................................................................             (200,441)
  Class II ..........................................................................                  (38)
  Class III .........................................................................                  (38)
                                                                                              ------------
Net decrease in net assets resulting from dividends and distributions to shareholders             (240,518)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................            5,553,118
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................            6,002,296
Beginning of year ...................................................................                3,000
                                                                                              ------------
End of year .........................................................................         $  6,005,296
                                                                                              ============
----------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Financial Highlights

                                                                         For the Year Ended December 31, 2005**
The following per share data and ratios have been derived           ----------------------------------------------
from information provided in the financial statements.                Class I            Class II       Class III
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................        $    10.00          $    10.00      $    10.00
                                                                    ----------          ----------      ----------
Investment income--net* ....................................               .04                 .03             .03
Realized and unrealized gain--net ..........................              1.30                1.30            1.30
                                                                    ----------          ----------      ----------
Total from investment operations ...........................              1.34                1.33            1.33
                                                                    ----------          ----------      ----------
Less dividends and distributions from:
  Investment income--net ...................................              (.08)               (.08)           (.08)
  Realized gain--net .......................................              (.38)               (.38)           (.38)
                                                                    ----------          ----------      ----------
Total dividends and distributions ..........................              (.46)               (.46)           (.46)
                                                                    ----------          ----------      ----------
Net asset value, end of year ...............................        $    10.88          $    10.87      $    10.87
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Total Investment Return+:
Based on net asset value per share .........................             13.32%              13.22%          13.22%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver ....................................              1.03%               1.03%           1.03%
                                                                    ==========          ==========      ==========
Expenses ...................................................              1.64%               1.64%           1.64%
                                                                    ==========          ==========      ==========
Investment income--net .....................................               .38%                .33%            .33%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .....................        $    6,003          $        1      $        1
                                                                    ==========          ==========      ==========
Portfolio turnover .........................................            119.42%             119.42%         119.42%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------

*     Based on average shares outstanding.
** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Mid Cap Value Opportunities Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs--Prepaid offering costs were amortized over a 12-month period beginning with the commencement of operations of the Portfolio.

      (j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $11,546 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income and $8,469 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the reclassification of distributions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .65% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed 1.03%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2005, MLIM earned fees of $34,229, of which $32,122 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There was no increase in the aggregate fees paid by the Portfolio for these services.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the year ended December 31, 2005, the Portfolio reimbursed MLIM $118 for certain accounting services.

      In addition, MLPF&S earned $2,807 in commissions on the execution of portfolio security transactions for the year ended December 31, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $11,444,129 and $6,281,899, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $5,553,118 for the year ended December 31, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                  Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           530,122        $ 5,315,887
Shares issued to shareholders in
 reinvestment of dividends
 and distributions .......................            22,017            240,426
                                                  ----------        -----------
Total issued .............................           552,139          5,556,313
Shares redeemed ..........................              (304)            (3,287)
                                                  ----------        -----------
Net increase .............................           551,835        $ 5,553,026
                                                  ==========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                  Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends
 and distributions .......................                 4        $        46
                                                  ----------        -----------
Net increase .............................                 4        $        46
                                                  ==========        ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                  Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends
 and distributions .......................                 4        $        46
                                                  ----------        -----------
Net increase .............................                 4        $        46
                                                  ==========        ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                      12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................................              $240,518
                                                                        --------
Total taxable distributions ..............................              $240,518
                                                                        ========
--------------------------------------------------------------------------------

      As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................          $112,953
Undistributed long-term capital gains--net ..................                --
                                                                       --------
Total undistributed earnings--net ...........................           112,953
Capital loss carryforward ...................................                --
Unrealized gains--net .......................................           344,694*
                                                                       --------
Total accumulated earnings--net .............................          $457,647
                                                                       ========
-------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Mid Cap Value Opportunities Portfolio of FAM Series Fund, Inc. (the "Fund") as of December 31, 2005, and the related statements of operations and of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Mid Cap Value Opportunities Portfolio of FAM Series Fund, Inc. as of December 31, 2005, the results of its operations, and the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
A Discussion With Your Portfolio Managers

How did the Portfolio perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Mercury Small Cap Index Portfolio's Class I Shares had a total return of +5.86%, outpacing the +4.55% return of the benchmark Russell 2000 Index.

      The Russell 2000 Index is a market-weighted index composed of approximately 2,000 common stocks issued by small-capitalization U.S. companies engaged in a range of businesses. As the value of the Russell 2000 fluctuated during the past 12 months, the Portfolio's performance generally tracked that of the Index.

      The U.S. equity markets exhibited substantial volatility over the 12-month period, moving sideways for much of the year. The period got off to a rough start after a very strong fourth quarter of 2004. Economically sensitive and small-capitalization stocks fared the worst out of the gate. January 2005 was characterized by mixed economic data, higher interest rates, disappointing corporate earnings reports and climbing oil prices. In February, the market reversed course and performed well, even as productivity growth slowed and oil prices continued to climb. By March, however, stock prices resumed their downward slide, hurt by a combination of a worse-than-expected trade deficit, mixed economic news, continued-high oil prices and rising interest rates.

      In April, retail sales, payroll data, and consumer and business sentiment weakened. For most of the month, equity markets were dogged by continuing inflation concerns, particularly as the price of oil climbed above $57 per barrel. The month closed with the release of March data indicating a particularly large jump in the Consumer Price Index, worrying investors concerned about the prospect of higher interest rates. May brought the announcement of slower-than-expected economic growth (with 3.1% gross domestic product growth in the first quarter). But despite concerns about slower economic activity, decelerating corporate profit growth and high oil prices, first-quarter earnings reports remained strong, leading to a stock market rally. June, however, brought a slowdown in the equity market as further worries about a slower economy dampened markets.

      July was an impressive month for equity performance. The market was able to overcome the drag provided by a strong dollar, higher energy prices and a major terrorist attack in London. That attack caused an immediate 4% drop in the S&P 500 Index. However, investors quickly rebounded, and the market losses were recovered only one day later. August brought another reversal, as higher oil prices continued to engender fears of economic weakness. In the aftermath of Hurricane Katrina, the price of oil reached $70 per barrel. The market turned slightly positive in September as improved profits in the energy sector offset weakness in the retail, transportation, tourism and insurance sectors.

      Stock prices slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite economic growth of 4.1% for the third quarter of 2005, short-term interest rates rose, oil prices remained historically high and consumer confidence declined. In November, equities were resilient in the face of further interest rate hikes, high energy prices and the strength of the U.S. dollar, which cut into the profits of domestic companies that do business internationally. Stock values rebounded as companies' strong productivity and high profit margins led to solid earnings growth, and as oil prices fell to the mid-$50-per-barrel range. After nearly six weeks of stock market gains, equity performance was uninspiring in December, with thin trading volumes causing volatile movements in stock prices. Compounding the mixed results and leaving investors uncertain about the direction of the economy in 2006 was the fact that the yield curve inverted at the end of December. That is, long-term bond yields fell below short-term yields, historically a harbinger of an economic downturn.

      For the full 12-month period, small cap stocks, as measured by the Russell 2000, lagged the +12.56% return of the S&P MidCap 400 Index and the +4.91% return of the large-cap S&P 500 Index.

      As expected, interest rates moved considerably during the period as the yield curve flattened and, ultimately, inverted at the close of 2005. The Federal Reserve Board continued its "measured" pace of monetary tightening by raising the federal funds rate in 25 basis point increments eight times in 2005. This brought the target short-term interest rate to 4.25% by year-end.

What changes were made to the Portfolio during the period?

On June 24, 2005, the Russell 2000 Index underwent its annual reconstitution. To maintain the portfolio's tight tracking to the benchmark, we adjusted it to be in line with the new benchmark as of the rebalancing's effective date.

How would you characterize the Portfolio's position at the close of the period?

After several years of above-average growth, the economy and corporate earnings are likely to slow in 2006. Against this backdrop, the Portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the markets take.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

February 1, 2006

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Portfolio Information as of December 31, 2005

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Financial Services ........................................                20.5%
Consumer Discretionary ....................................                16.1
Technology ................................................                12.5
Health Care ...............................................                10.4
Materials & Processing ....................................                 8.4
Producer Durables .........................................                 6.7
Other Energy ..............................................                 5.1
Utilities .................................................                 3.3
Auto & Transportation .....................................                 3.2
Consumer Staples ..........................................                 1.6
Other .....................................................                 0.5
Integrated Oils ...........................................                 0.2
Short-Term Investments ....................................                11.5
--------------------------------------------------------------------------------
For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Total Investment Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I, Class II and Class III Shares compared to growth of an investment in the Russell 2000 Index. Values are from December 31, 2004 to December 2005.

                                   Mercury                     Mercury                     Mercury
                           Small Cap Index             Small Cap Index             Small Cap Index
                              Portfolio+--                Portfolio+--                Portfolio+--              Russell 2000
                           Class I Shares*            Class II Shares*           Class III Shares*                   Index++
12/31/04**                         $10,000                     $10,000                     $10,000                   $10,000
12/05                              $10,586                     $10,586                     $10,586                   $10,455

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
**    Commencement of operations.
+ Mercury Small Cap Index Portfolio invests in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 2000.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                   +5.86%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                     +5.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                   +5.86%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                     +5.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
One Year Ended 12/31/05                                                   +5.86%
--------------------------------------------------------------------------------
Inception (12/31/04) through 12/31/05                                     +5.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Recent Performance Results
--------------------------------------------------------------------------------
                                                      6-Month         12-Month
As of December 31, 2005                             Total Return    Total Return
--------------------------------------------------------------------------------
Class I Shares*                                         +5.76%         +5.86%
--------------------------------------------------------------------------------
Class II Shares*                                        +5.65          +5.86
--------------------------------------------------------------------------------
Class III Shares*                                       +5.65          +5.86
--------------------------------------------------------------------------------
Russell 2000(R) Index**                                 +5.88          +4.55
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

      Past results shown should not be considered a representation of future performance.

      Russell 2000 is a registered trademark of the Frank Russell Companies.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning          Ending        During the Period*
                                                        Account Value     Account Value      July 1, 2005 to
                                                         July 1, 2005   December 31, 2005   December 31, 2005
=============================================================================================================
Actual
=============================================================================================================
Class I                                                     $1,000          $1,057.60             $2.84
-------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000          $1,056.50             $2.84
-------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000          $1,056.50             $2.84
=============================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================
Class I                                                     $1,000          $1,022.34             $2.79
-------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000          $1,022.34             $2.79
-------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000          $1,022.34             $2.79
-------------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.55% for Class I, .55% for Class II and .55% for Class III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .70% and .80%, the actual expenses paid would have been approximately $3.61 and $4.12, and the hypothetical expenses paid would have been approximately $3.55 and $4.05 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2005

This summary schedule of investments is presented to help investors focus on the Portfolio's principal holdings. It includes the Portfolio's 50 largest holdings and each investment of any issuer that exceeds 1% of the Portfolio's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                           Shares                                                                      Percent of
Industry                                     Held                          Common Stocks                    Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Advertising Agencies                                   Other Securities .............................    $   50,789        0.6%
---------------------------------------------------------------------------------------------------------------------------------
Aerospace                                              Other Securities .............................        35,615        0.4
---------------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching                        Other Securities .............................        10,984        0.1
---------------------------------------------------------------------------------------------------------------------------------
Air Transport                                 569      Continental Airlines, Inc. Class B (a) .......        12,120        0.2
                                                       Other Securities .............................        59,827        0.7
                                                                                                         ------------------------
                                                                                                             71,947        0.9
---------------------------------------------------------------------------------------------------------------------------------
Aluminum                                               Other Securities .............................         9,710        0.1
---------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market                               Other Securities .............................        12,556        0.1
---------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment                         Other Securities .............................        26,778        0.3
---------------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts                                   Other Securities .............................        11,983        0.1
---------------------------------------------------------------------------------------------------------------------------------
Banks: New York City                                   Other Securities .............................         3,509        0.0
---------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City                  321      First Midwest Bancorp, Inc. ..................        11,254        0.1
                                              300      Hudson United Bancorp ........................        12,504        0.2
                                              244      SVB Financial Group (a) ......................        11,429        0.1
                                              218      Westamerica Bancorporation ...................        11,569        0.1
                                                       Other Securities .............................       523,413        6.2
                                                                                                         ------------------------
                                                                                                            570,169        6.7
---------------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries)                           Other Securities .............................         1,825        0.0
---------------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks                                  Other Securities .............................        11,259        0.1
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research & Production           562      Abgenix, Inc. (a) ............................        12,089        0.1
                                              200      Neurocrine Biosciences, Inc. (a) .............        12,546        0.2
                                                       Other Securities .............................       168,386        2.0
                                                                                                         ------------------------
                                                                                                            193,021        2.3
---------------------------------------------------------------------------------------------------------------------------------
Building Materials                            400      Hughes Supply, Inc. ..........................        14,340        0.2
                                                       Other Securities .............................        45,066        0.5
                                                                                                         ------------------------
                                                                                                             59,406        0.7
---------------------------------------------------------------------------------------------------------------------------------
Building: Air Conditioning                             Other Securities .............................         8,939        0.1
---------------------------------------------------------------------------------------------------------------------------------
Building: Cement                              130      Eagle Materials, Inc. ........................        15,907        0.2
---------------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing                           Other Securities .............................         6,684        0.1
---------------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous                                Other Securities .............................        12,765        0.2
---------------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard                          Other Securities .............................         7,037        0.1
---------------------------------------------------------------------------------------------------------------------------------
Cable Television Services                              Other Securities .............................         6,405        0.1
---------------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling                                     Other Securities .............................        45,451        0.5
---------------------------------------------------------------------------------------------------------------------------------
Chemicals                                              Other Securities .............................        86,535        1.0
---------------------------------------------------------------------------------------------------------------------------------
Coal                                                   Other Securities .............................        13,742        0.2
---------------------------------------------------------------------------------------------------------------------------------
Commercial Information Services                        Other Securities .............................        24,723        0.3
---------------------------------------------------------------------------------------------------------------------------------
Communications & Media                                 Other Securities .............................         7,276        0.1
---------------------------------------------------------------------------------------------------------------------------------
Communications Technology                     400      Adtran, Inc. .................................        11,896        0.1
                                                       Other Securities .............................       185,508        2.2
                                                                                                         ------------------------
                                                                                                            197,404        2.3
---------------------------------------------------------------------------------------------------------------------------------
Computer Services, Software & Systems         600      Acxiom Corp. .................................        13,800        0.2
                                                       Other Securities .............................       341,672        4.0
                                                                                                         ------------------------
                                                                                                            355,472        4.2
---------------------------------------------------------------------------------------------------------------------------------
Computer Technology                                    Other Securities .............................       145,282        1.7
---------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (continued)

                                           Shares                                                                      Percent of
Industry                                     Held                       Common Stocks                       Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Construction                                           Other Securities .............................    $   28,454        0.4%
---------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics                          872      CNET Networks, Inc. (a) ......................        12,810        0.2
                                                       Other Securities .............................        61,734        0.7
                                                                                                         ------------------------
                                                                                                             74,544        0.9
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products                                      Other Securities .............................        64,746        0.8
---------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Metals & Glass                 Other Securities .............................        17,053        0.2
---------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Paper & Plastic                Other Securities .............................         3,805        0.0
---------------------------------------------------------------------------------------------------------------------------------
Copper                                                 Other Securities .............................         5,950        0.1
---------------------------------------------------------------------------------------------------------------------------------
Cosmetics                                              Other Securities .............................        15,744        0.2
---------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services                223      Jones Lang LaSalle, Inc. .....................        11,228        0.1
                                                       Other Securities .............................        30,454        0.4
                                                                                                         ------------------------
                                                                                                             41,682        0.5
---------------------------------------------------------------------------------------------------------------------------------
Diversified Materials & Processing                     Other Securities .............................        58,390        0.7
---------------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains                            Other Securities .............................        40,745        0.5
---------------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals                       730      Amylin Pharmaceuticals, Inc. (a) .............        29,142        0.3
                                              592      Vertex Pharmaceuticals, Inc. (a) .............        16,381        0.2
                                                       Other Securities .............................       175,380        2.1
                                                                                                         ------------------------
                                                                                                            220,903        2.6
---------------------------------------------------------------------------------------------------------------------------------
Education Services                                     Other Securities .............................        33,309        0.4
---------------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics                               Other Securities .............................        26,499        0.3
---------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment & Components                      Other Securities .............................        59,870        0.7
---------------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance                        Other Securities .............................        10,297        0.1
---------------------------------------------------------------------------------------------------------------------------------
Electronics                                            Other Securities .............................        35,120        0.4
---------------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments,                              Other Securities .............................        13,132        0.2
Gauges & Meters
---------------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems                  229      Intuitive Surgical, Inc. (a) .................        26,855        0.3
                                                       Other Securities .............................        60,806        0.7
                                                                                                         ------------------------
                                                                                                             87,661        1.0
---------------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-Conductors/                 800      Cypress Semiconductor Corp. (a) ..............        11,400        0.1
Components                                    700      Fairchild Semiconductor
                                                         International, Inc. (a) ....................        11,837        0.2
                                            1,319      Integrated Device Technology, Inc. (a) .......        17,384        0.2
                                                       Other Securities .............................       179,270        2.1
                                                                                                         ------------------------
                                                                                                            219,891        2.6
---------------------------------------------------------------------------------------------------------------------------------
Electronics: Technology                                Other Securities .............................        56,702        0.7
---------------------------------------------------------------------------------------------------------------------------------
Energy Equipment                                       Other Securities .............................         2,846        0.0
---------------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous                                   Other Securities .............................        48,645        0.6
---------------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting Services                     Other Securities .............................        26,897        0.3
---------------------------------------------------------------------------------------------------------------------------------
Entertainment                                          Other Securities .............................        16,443        0.2
---------------------------------------------------------------------------------------------------------------------------------
Fertilizers                                            Other Securities .............................         3,108        0.0
---------------------------------------------------------------------------------------------------------------------------------
Finance Companies                                      Other Securities .............................        10,296        0.1
---------------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan                                    Other Securities .............................         8,660        0.1
---------------------------------------------------------------------------------------------------------------------------------
Financial Data Processing                              Other Securities .............................        76,812        0.9
Services & Systems
---------------------------------------------------------------------------------------------------------------------------------
Financial Information Services                         Other Securities .............................        18,009        0.2
---------------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous                       500      MoneyGram International, Inc. ................        13,040        0.1
                                                       Other Securities .............................        57,379        0.7
                                                                                                         ------------------------
                                                                                                             70,419        0.8
---------------------------------------------------------------------------------------------------------------------------------
Foods                                                  Other Securities .............................        63,699        0.8
---------------------------------------------------------------------------------------------------------------------------------
Forest Products                                        Other Securities .............................        24,789        0.3
---------------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services                         Other Securities .............................         5,088        0.1
---------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (continued)

                                           Shares                                                                      Percent of
Industry                                     Held                          Common Stocks                    Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries                           Other Securities .............................    $    8,231        0.1%
---------------------------------------------------------------------------------------------------------------------------------
Glass                                                  Other Securities .............................         3,552        0.0
---------------------------------------------------------------------------------------------------------------------------------
Gold                                                   Other Securities .............................        11,207        0.1
---------------------------------------------------------------------------------------------------------------------------------
Health Care Facilities                                 Other Securities .............................        66,065        0.8
---------------------------------------------------------------------------------------------------------------------------------
Health Care Management Services               141      Pediatrix Medical Group, Inc. (a) ............        12,488        0.1
                                                       Other Securities .............................        41,027        0.5
                                                                                                         ------------------------
                                                                                                             53,515        0.6
---------------------------------------------------------------------------------------------------------------------------------
Health Care Services                                   Other Securities .............................        44,866        0.5
---------------------------------------------------------------------------------------------------------------------------------
Homebuilding                                           Other Securities .............................        14,446        0.2
---------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel                                            Other Securities .............................         3,681        0.0
---------------------------------------------------------------------------------------------------------------------------------
Household Furnishings                                  Other Securities .............................        33,527        0.4
---------------------------------------------------------------------------------------------------------------------------------
Identification Control & Filter Devices       341      Flowserve Corp. (a) ..........................        13,490        0.2
                                                       Other Securities .............................        50,388        0.6
                                                                                                         ------------------------
                                                                                                             63,878        0.8
---------------------------------------------------------------------------------------------------------------------------------
Industrial Producers                                   Other Securities .............................         2,065        0.0
---------------------------------------------------------------------------------------------------------------------------------
Insurance: Life                                        Other Securities .............................        32,889        0.4
---------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line                                  Other Securities .............................        40,605        0.5
---------------------------------------------------------------------------------------------------------------------------------
Insurance: Property-Casualty                  426      Ohio Casualty Corp. ..........................        12,064        0.1
                                                       Other Securities .............................        93,090        1.1
                                                                                                         ------------------------
                                                                                                            105,154        1.2
---------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies                        Other Securities .............................        41,737        0.5
---------------------------------------------------------------------------------------------------------------------------------
Jewelry Watches & Gemstones                            Other Securities .............................        10,807        0.1
---------------------------------------------------------------------------------------------------------------------------------
Leisure Time                                           Other Securities .............................        30,454        0.4
---------------------------------------------------------------------------------------------------------------------------------
Machine Tools                                          Other Securities .............................         8,249        0.1
---------------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering                                Other Securities .............................         6,334        0.1
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural                                Other Securities .............................        13,357        0.2
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Construction & Handling                     Other Securities .............................        22,252        0.3
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Engines                            300      Briggs & Stratton Corp. ......................        11,637        0.1
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty               251      Kennametal, Inc. .............................        12,811        0.2
                                                       Other Securities .............................        41,659        0.5
                                                                                                         ------------------------
                                                                                                             54,470        0.7
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well                           530      Cal Dive International, Inc. (a) .............        19,022        0.2
Equipment & Services                                   Other Securities .............................       100,088        1.2
                                                                                                         ------------------------
                                                                                                            119,110        1.4
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty                          309      JLG Industries, Inc. .........................        14,109        0.2
                                                       Other Securities .............................        22,249        0.2
                                                                                                         ------------------------
                                                                                                             36,358        0.4
---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                                   Other Securities .............................         9,033        0.1
---------------------------------------------------------------------------------------------------------------------------------
Manufacturing                                          Other Securities .............................         6,102        0.1
---------------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments & Supplies                Other Securities .............................       193,335        2.3
---------------------------------------------------------------------------------------------------------------------------------
Medical Services                                       Other Securities .............................        16,098        0.2
---------------------------------------------------------------------------------------------------------------------------------
Metal Fabricating                             402      Commercial Metals Co. ........................        15,091        0.2
                                              438      The Shaw Group, Inc. (a) .....................        12,741        0.2
                                                       Other Securities .............................        70,348        0.8
                                                                                                         ------------------------
                                                                                                             98,180        1.2
---------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous               144      Cleveland-Cliffs, Inc. .......................        12,754        0.2
                                                       Other Securities .............................        28,160        0.3
                                                                                                         ------------------------
                                                                                                             40,914        0.5
---------------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain Processing             500      Corn Products International, Inc. ............        11,945        0.1
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples                         Other Securities .............................         1,527        0.0
---------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (continued)

                                           Shares                                                                      Percent of
Industry                                     Held                          Common Stocks                    Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Commodities                  Other Securities .............................    $   15,273        0.2%
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Processing                   Other Securities .............................        16,688        0.2
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables               514      BE Aerospace, Inc. (a) .......................        11,308        0.1
                                                       Other Securities .............................         2,565        0.1
                                                                                                         ------------------------
                                                                                                             13,873        0.2
---------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology                               Other Securities .............................         2,052        0.0
---------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies                        257      Trinity Industries, Inc. .....................        11,326        0.1
                                                       Other Securities .............................        30,568        0.4
                                                                                                         ------------------------
                                                                                                             41,894        0.5
---------------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business Equipment                  Other Securities .............................         4,959        0.1
---------------------------------------------------------------------------------------------------------------------------------
Offshore Drilling                                      Other Securities .............................         9,630        0.1
---------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers                          309      Cabot Oil & Gas Corp. Class A ................        13,936        0.2
                                              344      Cheniere Energy, Inc. (a) ....................        12,804        0.1
                                              508      Cimarex Energy Co. ...........................        21,849        0.3
                                              362      Frontier Oil Corp. ...........................        13,586        0.1
                                              400      St. Mary Land & Exploration Co. ..............        14,724        0.2
                                              306      Todco Class A ................................        11,646        0.1
                                                       Other Securities .............................       143,379        1.7
                                                                                                         ------------------------
                                                                                                            231,924        2.7
---------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic                               Other Securities .............................        15,912        0.2
---------------------------------------------------------------------------------------------------------------------------------
Paints & Coatings                                      Other Securities .............................        12,164        0.1
---------------------------------------------------------------------------------------------------------------------------------
Paper                                                  Other Securities .............................        33,077        0.4
---------------------------------------------------------------------------------------------------------------------------------
Plastics                                               Other Securities .............................         3,249        0.0
---------------------------------------------------------------------------------------------------------------------------------
Pollution Control & Environmental                      Other Securities .............................        12,308        0.1
Services
---------------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment                           Other Securities .............................         6,337        0.1
---------------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services                            Other Securities .............................         9,823        0.1
---------------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment                        Other Securities .............................       105,780        1.3
---------------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous                              Other Securities .............................        35,305        0.4
---------------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers                                 Other Securities .............................        13,990        0.2
---------------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters                                Other Securities .............................        51,365        0.6
---------------------------------------------------------------------------------------------------------------------------------
Railroad Equipment                                     Other Securities .............................        13,923        0.2
---------------------------------------------------------------------------------------------------------------------------------
Railroads                                              Other Securities .............................        26,252        0.3
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                            Other Securities .............................        14,966        0.2
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT)          199      Kilroy Realty Corp. ..........................        12,318        0.1
                                            1,194      La Quinta Corp. (a) ..........................        13,301        0.2
                                              307      Prentiss Properties Trust ....................        12,489        0.1
                                                       Other Securities .............................       436,922        5.2
                                                                                                         ------------------------
                                                                                                            475,030        5.6
---------------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats                          Other Securities .............................        26,660        0.3
---------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Commercial                  Other Securities .............................        27,163        0.3
---------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Consumer                    Other Securities .............................        22,534        0.3
---------------------------------------------------------------------------------------------------------------------------------
Restaurants                                            Other Securities .............................       114,404        1.4
---------------------------------------------------------------------------------------------------------------------------------
Retail                                        366      GameStop Corp. Class A (a) ...................        11,646        0.1
                                              215      Tractor Supply Co. (a) .......................        11,382        0.1
                                                       Other Securities .............................       299,551        3.6
                                                                                                         ------------------------
                                                                                                            322,579        3.8
---------------------------------------------------------------------------------------------------------------------------------
Savings & Loan                                         Other Securities .............................       155,730        1.8
---------------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers                       Other Securities .............................        13,149        0.2
---------------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services                        Other Securities .............................        53,144        0.6
---------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (continued)

                                           Shares                                                                      Percent of
Industry                                     Held      Common Stocks                                        Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Services: Commercial                          300      Regis Corp. ..................................    $   11,571        0.1%
                                              331      Waste Connections, Inc. (a) ..................        11,406        0.1
                                                       Other Securities .............................       225,317        2.7
                                                                                                         ------------------------
                                                                                                            248,294        2.9
---------------------------------------------------------------------------------------------------------------------------------
Shipping                                               Other Securities .............................        14,167        0.2
---------------------------------------------------------------------------------------------------------------------------------
Shoes                                                  Other Securities .............................        30,921        0.4
---------------------------------------------------------------------------------------------------------------------------------
Steel                                                  Other Securities .............................        54,772        0.7
---------------------------------------------------------------------------------------------------------------------------------
Synthetic Fibers                                       Other Securities .............................         1,654        0.0
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment                           Other Securities .............................        66,937        0.8
---------------------------------------------------------------------------------------------------------------------------------
Textile Products                                       Other Securities .............................         3,196        0.0
---------------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers                         Other Securities .............................        45,124        0.5
---------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber                                         Other Securities .............................         8,216        0.1
---------------------------------------------------------------------------------------------------------------------------------
Tobacco                                                Other Securities .............................        15,979        0.2
---------------------------------------------------------------------------------------------------------------------------------
Toys                                                   Other Securities .............................         6,132        0.1
---------------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous                           Other Securities .............................        13,735        0.2
---------------------------------------------------------------------------------------------------------------------------------
Truckers                                               Other Securities .............................        44,141        0.5
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio                            Other Securities .............................         2,108        0.0
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical                       1,234      Sierra Pacific Resources (a) .................        16,091        0.2
                                                       Other Securities .............................        89,512        1.1
                                                                                                         ------------------------
                                                                                                            105,603        1.3
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors                   304      Nicor, Inc. ..................................        11,950        0.1
                                                       Other Securities .............................        49,386        0.6
                                                                                                         ------------------------
                                                                                                             61,336        0.7
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Pipelines                               Other Securities .............................         1,947        0.0
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous                               Other Securities .............................         8,525        0.1
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications               4,700      Level 3 Communications, Inc. (a)(d) ..........        13,489        0.2
                                                       Other Securities .............................        75,449        0.9
                                                                                                         ------------------------
                                                                                                             88,938        1.1
---------------------------------------------------------------------------------------------------------------------------------
Utilities: Water                                       Other Securities .............................        15,157        0.2
---------------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade                        Other Securities .............................         3,733        0.0
---------------------------------------------------------------------------------------------------------------------------------
Wholesalers                                   234      United Stationers, Inc. (a) ..................        11,349        0.2
                                                       Other Securities .............................        11,171        0.1
                                                                                                         ------------------------
                                                                                                             22,520        0.3
---------------------------------------------------------------------------------------------------------------------------------
                                                       Total Common Stocks
                                                       (Cost--$7,161,569) ...........................     7,473,233       88.4
---------------------------------------------------------------------------------------------------------------------------------

                                                                           Mutual Funds
---------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies                        Other Securities .............................         1,796        0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                       Total Mutual Funds (Cost--$2,017) ............         1,796        0.0
---------------------------------------------------------------------------------------------------------------------------------

                                                                              Rights
---------------------------------------------------------------------------------------------------------------------------------
Retail                                                 Other Securities .............................            14        0.0
---------------------------------------------------------------------------------------------------------------------------------
                                                       Total Rights (Cost--$0) ......................            14        0.0
---------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Summary Schedule of Investments as of December 31, 2005 (concluded)

                                       Beneficial                                                                      Percent of
                                         Interest                 Short-Term Securities                     Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                                         $949,793      Merrill Lynch Liquidity Series, LLC
                                                         Cash Sweep Series I (b) ....................    $  949,793       11.2%
                                           21,150      Merrill Lynch Liquidity Series, LLC
                                                         Money Market Series (b)(c) .................        21,150        0.3
---------------------------------------------------------------------------------------------------------------------------------
                                                       Total Short-Term Securities
                                                       (Cost--$970,943) .............................       970,943       11.5
---------------------------------------------------------------------------------------------------------------------------------
                                                       Total Investments
                                                       (Cost--$8,134,529*) ..........................     8,445,986       99.9

                                                       Other Assets Less Liabilities ................        10,642        0.1
                                                                                                         ------------------------
                                                       Net Assets ...................................    $8,456,628      100.0
                                                                                                         ========================

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................               $ 8,123,915
                                                                    ===========
      Gross unrealized appreciation .................               $ 1,012,744
      Gross unrealized depreciation .................                  (690,673)
                                                                    -----------
      Net unrealized appreciation ...................               $   322,071
                                                                    ===========

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2 (a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------
                                                                          Net           Interest
      Affiliate                                                         Activity         Income
      ------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I .......   $949,793        $ 15,047
      Merrill Lynch Liquidity Series, LLC Money Market Series .......   $ 21,150        $  1,268
      ------------------------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.

      Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                       Expiration         Face        Unrealized
      Contracts        Issue             Date           Value       Depreciation
      --------------------------------------------------------------------------
         14         Russell Mini      March 2006       $972,741       $(23,121)
      --------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These classifications are unaudited.
o "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Statement of Assets and Liabilities as of December 31, 2005

Assets:
Investments in unaffiliated securities, at value (including securities
  loaned of $20,231) (identified cost--$7,163,586) ............................                     $ 7,475,043
Investments in affiliated securities, at value (identified cost--$970,943) ....                         970,943
Cash on deposit for financial futures contracts ...............................                          37,800
Cash ..........................................................................                           3,659
Receivables:
  Dividends ...................................................................      $     9,491
  Securities sold .............................................................            2,786
  Investment advisor ..........................................................            1,269
  Securities lending ..........................................................               87         13,633
                                                                                     -----------
Prepaid expenses ..............................................................                              78
                                                                                                    -----------
Total assets ..................................................................                       8,501,156
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:
Collateral on securities loaned, at value .....................................                          21,150
Payables:
  Securities purchased ........................................................            8,987
  Variation margin ............................................................            2,660
  Other affiliates ............................................................            1,334
  Capital shares redeemed .....................................................              108         13,089
                                                                                     -----------
Accrued expenses ..............................................................                          10,289
                                                                                                    -----------
Total liabilities .............................................................                          44,528
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets ....................................................................                     $ 8,456,628
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..                     $    81,037
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                               10
Paid-in capital in excess of par ..............................................                       8,035,693
Undistributed investment income--net ..........................................      $    11,468
Undistributed realized capital gains--net .....................................           40,074
Unrealized appreciation--net ..................................................          288,336
                                                                                     -----------
Total accumulated earnings--net ...............................................                         339,878
                                                                                                    -----------
Net Assets ....................................................................                     $ 8,456,628
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $8,454,510 and 810,367 shares outstanding .....                     $     10.43
                                                                                                    ===========
Class II--Based on net assets of $1,059 and 101.5 shares outstanding ..........                     $     10.43
                                                                                                    ===========
Class III--Based on net assets of $1,059 and 101.5 shares outstanding .........                     $     10.43
                                                                                                    ===========

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Statement of Operations for the Year Ended December 31, 2005*

Investment Income:
Dividends (net of $52 foreign withholding tax) ................................                     $    91,088
Interest (including $15,047 from affiliates) ..................................                          15,497
Securities lending--net .......................................................                           1,268
                                                                                                    -----------
Total income ..................................................................                         107,853
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ......................................................      $    23,021
Custodian fees ................................................................           21,230
Printing and shareholder reports ..............................................           10,616
Offering costs ................................................................            8,475
Professional fees .............................................................            8,153
Transfer agent fees--Class I ..................................................            5,000
Accounting services ...........................................................            2,826
Registration fees .............................................................            1,305
Pricing services ..............................................................            1,242
Directors' fees and expenses ..................................................            1,071
Other .........................................................................            6,165
                                                                                     -----------
Total expenses before waiver and reimbursement ................................           89,104
Waiver and reimbursement of expenses ..........................................          (46,899)
                                                                                     -----------
Total expenses after waiver and reimbursement .................................                          42,205
                                                                                                    -----------
Investment income--net ........................................................                          65,648
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain on:
  Investments--net ............................................................           53,936
  Futures contracts--net ......................................................           52,081        106,017
                                                                                     -----------
Unrealized appreciation/depreciation on:
  Investments--net ............................................................          311,457
  Futures contracts--net ......................................................          (23,121)       288,336
                                                                                     -----------    -----------
Total realized and unrealized gain--net .......................................                         394,353
                                                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..........................                     $   460,001
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Statement of Changes in Net Assets

                                                                                                For the
                                                                                               Year Ended
                                                                                              December 31,
Increase (Decrease) in Net Assets:                                                               2005**
----------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................         $     65,648
Realized gain--net ..................................................................              106,017
Unrealized appreciation--net ........................................................              288,336
                                                                                              ------------
Net increase in net assets resulting from operations ................................              460,001
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Dividends & Distributions to Shareholders:
Investment income--net:
  Class I ...........................................................................              (75,982)
  Class II ..........................................................................                   (9)
  Class III .........................................................................                   (9)
Realized gain--net:
  Class I ...........................................................................              (49,523)
  Class II ..........................................................................                   (6)
  Class III .........................................................................                   (6)
                                                                                              ------------
Net decrease in net assets resulting from dividends and distributions to shareholders             (125,535)
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ..................            8,119,162
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ........................................................            8,453,628
Beginning of year ...................................................................                3,000
                                                                                              ------------
End of year* ........................................................................         $  8,456,628
                                                                                              ============
----------------------------------------------------------------------------------------------------------
* Undistributed investment income--net ..............................................         $     11,468
                                                                                              ============
----------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Financial Highlights

                                                                         For the Year Ended December 31, 2005*
The following per share data and ratios have been derived           ----------------------------------------------
from information provided in the financial statements.                Class I            Class II       Class III
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........................        $    10.00          $    10.00      $    10.00
                                                                    ----------          ----------      ----------
Investment income--net** ...................................               .09                 .09             .09
Realized and unrealized gain--net ..........................               .50                 .50             .50
                                                                    ----------          ----------      ----------
Total from investment operations ...........................               .59                 .59             .59
                                                                    ----------          ----------      ----------
Less dividends & distributions from:
  Investment income--net ...................................              (.10)               (.10)           (.10)
  Realized gain--net .......................................              (.06)               (.06)           (.06)
                                                                    ----------          ----------      ----------
Total dividends and distributions ..........................              (.16)               (.16)           (.16)
                                                                    ----------          ----------      ----------
Net asset value, end of year ...............................        $    10.43          $    10.43      $    10.43
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Total Investment Return+:
Based on net asset value per share .........................              5.86%               5.86%           5.86%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ..................               .55%                .55%            .55%
                                                                    ==========          ==========      ==========
Expenses ...................................................              1.16%               1.16%           1.16%
                                                                    ==========          ==========      ==========
Investment income--net .....................................               .86%                .88%            .88%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .....................        $    8,455          $        1      $        1
                                                                    ==========          ==========      ==========
Portfolio turnover .........................................             22.82%              22.82%          22.82%
                                                                    ==========          ==========      ==========
------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.
**    Based on average shares outstanding.
+     Total investment returns exclude insurance-related fees and expenses.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Small Cap Index Portfolio (the "Portfolio") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

      (i) Offering costs--Prepaid offering costs were amortized over a 12-month period beginning with the commencement of operations of the Portfolio.

      (j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $16,408 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income and $5,412 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the reclassification of distributions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .30% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .55%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the year ended December 31, 2005, MLIM earned fees of $23,021, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $23,878.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Portfolio's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $659 in securities lending agent fees from the Portfolio.

      For the year ended December 31, 2005, the Portfolio reimbursed MLIM $171 for certain accounting services.

      In addition, MLPF&S earned $159 in commissions on the execution of portfolio security transactions for the year ended December 31, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $8,765,569 and $1,655,919, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $8,119,162 for the year ended December 31, 2005.

      Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class I Shares for the Year Ended                                      Dollar
December 31, 2005*                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            798,819         $ 7,998,865
Shares issued to shareholders
 in reinvestment of dividends
 and distributions .....................             11,953             125,505
                                                 ----------         -----------
Total issued ...........................            810,772           8,124,370
Shares redeemed ........................               (505)             (5,238)
                                                 ----------         -----------
Net increase ...........................            810,267         $ 8,119,132
                                                 ==========         ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class II Shares for the Year Ended                                     Dollar
December 31, 2005*                                  Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
 in reinvestment of dividends
 and distributions .....................                  1         $        15
                                                 ----------         -----------
Net increase ...........................                  1         $        15
                                                 ==========         ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

--------------------------------------------------------------------------------
Class III Shares for the Year Ended                                    Dollar
December 31, 2005*                                  Shares             Amount
--------------------------------------------------------------------------------
Shares issued to shareholders
 in reinvestment of dividends
 and distributions .....................                  1         $        15
                                                 ----------         -----------
Net increase ...........................                  1         $        15
                                                 ==========         ===========
--------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                                      12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................................              $122,713
  Long-term capital gains ................................                 2,822
                                                                        --------
Total taxable distributions ..............................              $125,535
                                                                        ========
--------------------------------------------------------------------------------

      As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................          $  3,252
Undistributed long-term capital gains--net ..................            14,554
                                                                       --------
Total undistributed earnings--net ...........................            17,806
Capital loss carryforward ...................................                --
Unrealized gains--net .......................................           322,072*
                                                                       --------
Total accumulated earnings--net .............................          $339,878
                                                                       ========
-------------------------------------------------------------------------------
* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts and other book/tax temporary differences.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of FAM Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Mercury Small Cap Index Portfolio of FAM Series Fund, Inc. (the "Fund") as of December 31, 2005 and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Small Cap Index Portfolio of FAM Series Fund, Inc. as of December 31, 2005, the results of its operations and the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc.
Officers and Directors

Interested Director

                                                                                                     Number of
                                                                                                  Portfolios in
                                                                                                   Fund Complex       Other Public
                        Position(s)                           Principal Occupation(s)                Overseen     Directorships Held
Name, Address & Age   Held with Fund  Length of Time Served   During Past 5 Years                   by Director       by Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*     President           2005 to          President of the MLIM/FAM-advised      131 Funds    None
P.O. Box 9011            and Director        present          funds since 2005; President of      177 Portfolios
Princeton, NJ                                                 MLIM and FAM since 2001;
08543-9011                                                    Co-Head (Americas Region) thereof
Age: 51                                                       from 2000 to 2001 and Senior Vice
                                                              President from 1999 to 2001;
                                                              President and Director of
                                                              Princeton Services, Inc.
                                                              ("Princeton Services") since 2001;
                                                              President of Princeton
                                                              Administrators, L.P. ("Princeton
                                                              Administrators") since 2001; Chief
                                                              Investment Officer of
                                                              OppenheimerFunds, Inc. in 1999 and
                                                              Executive Vice President thereof
                                                              from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                   Fund Complex     Other Public
Name, Address & Age     Position(s)                           Principal Occupation(s)               Overseen      Directorships Held
of Director           Held with Fund  Length of Time Served*  During Past 5 Years                  by Director       by Director
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton         Director             2002 to         General Partner of The Burton          23 Funds     Knology, Inc.
P.O. Box 9095                                 present         Partnership, Limited Partnership    42 Portfolios   (telecommuni-
Princeton, NJ                                                 (an investment partnership) since                   cations) and
08543-9095                                                    1979; Managing General Partner                      Symbion, Inc.
Age: 61                                                       of The South Atlantic Venture                       (health care)
                                                              Funds since 1983; Member of the
                                                              Investment Advisory Council of
                                                              the Florida State Board of
                                                              Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie Simon Hodrick     Director             1999 to         Professor of Finance and               23 Funds     None
P.O. Box 9095                                 present         Economics, Graduate School          42 Portfolios
Princeton, NJ                                                 of Business, Columbia University
08543-9095                                                    since 1998.
Age: 43
------------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Officers and Directors (continued)

Independent Directors (concluded)

                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                   Fund Complex      Other Public
Name, Address & Age     Position(s)                           Principal Occupation(s)                Overseen     Directorships Held
of Director           Held with Fund  Length of Time Served*  During Past 5 Years                   by Director      by Director
------------------------------------------------------------------------------------------------------------------------------------
John Francis O'Brien     Director        2005 to present      President and Chief Executive          23 Funds     ABIOMED
P.O. Box 9095                                                 Officer of Allmerica Financial      42 Portfolios   (medical device
Princeton, NJ                                                 Corporation (financial services                     manufacturer),
08543-9095                                                    holding company) from 1995 to                       Cabot Corpor-
Age: 62                                                       2002 and Director from 1995 to                      ation (chemicals),
                                                              2003; President of Allmerica                        LKQ Corporation
                                                              Investment Management Co.,                          (auto parts manu-
                                                              Inc. (investment adviser) from                      facturing) and TJX
                                                              1989 to 2002, Director from 1989                    Companies, Inc.
                                                              to 2002 and Chairman of the Board                   (retailer)
                                                              from 1989 to 1990; President,
                                                              Chief Executive Officer and
                                                              Director of First Allmerica
                                                              Financial Life Insurance Company
                                                              from 1989 to 2002 and Director of
                                                              various other Allmerica Financial
                                                              companies until 2002; Director
                                                              since 1989, Member of the
                                                              Governance Nominating Committee
                                                              since 2004, Member of the
                                                              Compensation Committee of ABIOMED
                                                              since 1989 and Member of the Audit
                                                              Committee of ABIOMED from 1990 to
                                                              2004; Director and Member of the
                                                              Governance and Nomination
                                                              Committee of Cabot Corporation and
                                                              Member of the Audit Committee
                                                              since 1990; Director and Member of
                                                              the Audit Committee and
                                                              Compensation Committee of LKQ
                                                              Corporation since 2003; Lead
                                                              Director of TJX Companies, Inc.
                                                              since 1999; Trustee of the Woods
                                                              Hole Oceanographic Institute since
                                                              2003.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh           Director        2003 to present      Consultant with Putnam Investments     23 Funds     None
P.O. Box 9095                                                 from 1993 to 2003, and employed     42 Portfolios
Princeton, NJ                                                 in various capacities therewith
08543-9095                                                    from 1973 to 1992; Director, The
Age: 64                                                       National Audubon Society since
                                                              1998; Director, The American
                                                              Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss **         Director        1999 to present      Managing Director of FGW               23 Funds     Watson
P.O. Box 9095                                                 Associates since 1997; Vice         42 Portfolios   Pharmaceuticals,
Princeton, NJ                                                 President, Planning, Investment                     Inc.
08543-9095                                                    and Development of Warner Lambert                   (pharmaceutical
Age: 64                                                       Co. from 1979 to 1997; Director of                  company)
                                                              the Michael
                                                              J. Fox Foundation for Parkinson's
                                                              Research since 2000; Director of
                                                              BTG International PLC (a global
                                                              technology commercialization
                                                              company) since 2001.
------------------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Officers and Directors (continued)

Fund Officers

                        Position(s)
Name, Address & Age   Held with Fund    Length of Time Served*              Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke       Vice President    1993 to present and     First Vice President of MLIM and FAM since 1997 and Treasurer
P.O. Box 9011         and Treasurer     1999 to present         thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton, NJ                                                   Services since 1999 and Director since 2004; Vice President of FAM
08543-9011                                                      Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
Age: 45                                                         President of MLIM and FAM from 1990 to 1997; Director of Taxation of
                                                                MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of
                                                                the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Murali Balaraman      Vice              2005 to present         Vice President of MLIM since 2004 and from 1998 to 2001; Portfolio
P.O. Box 9011         President                                 manager at Atlas Capital Management from 1997 to 1998; Director of
Princeton, NJ                                                   Investments for Samuel Asset Management from 1997 to 1998.
08543-9011
Age: 40
------------------------------------------------------------------------------------------------------------------------------------
R. Elise Baum         Vice              2004 to present         Managing Director of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011         President                                 from 1999 to 2000; Director of MLIM from 1997 to 1999; Vice
Princeton, NJ                                                   President of MLIM from 1995 to 1997.
08543-9011
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
John Burger           Vice              2003 to present         Director of MLIM since 2004; Vice President of MLIM from 1994 to
P.O. Box 9011         President                                 2004.
Princeton, NJ
08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Vincent J. Costa      Vice              2004 to present         Managing Director of MLIM since 2005; Director of MLIM from 1999 to
P.O. Box 9011         President                                 2005.
Princeton, NJ
08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
John Coyle            Vice              2005 to present         Vice President of MLIM since 1998; Managing Director and portfolio
P.O. Box 9011         President                                 manager with Bear Stearns Asset Management from 2001 to 2004.
Princeton, NJ
08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian     Vice              2004 to present         Director of MLIM since 1999.
P.O. Box 9011         President
Princeton, NJ
08543-9011
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Patrick Maldari       Vice              2002 to present         Managing Director (Global Fixed Income) of MLIM since 2000; Director
P.O. Box 9011         President                                 of MLIM from 1997 to 2000.
Princeton, NJ
08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
James J. Pagano       Vice              2002 to present         Director of MLIM since 2004; Vice President of MLIM from 1997 to
P.O. Box 9011         President                                 2004.
Princeton, NJ
08543-9011
Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Russo      Vice              2004 to present         Director of MLIM since 2004; Vice President of MLIM from 1994 to
P.O. Box 9011         President                                 2004.
Princeton, NJ
08543-9011
Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Shearer     Vice              2004 to present         Managing Director of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011         President                                 from 1998 to 2000; Vice President of MLIM from 1997 to 1998.
Princeton, NJ
08543-9011
Age: 50
------------------------------------------------------------------------------------------------------------------------------------
Frank Viola           Vice              2002 to present         Managing Director (Global Fixed Income) of MLIM since 2002; Head
P.O. Box 9011         President                                 of the Global Fixed Income Structured Asset Team since 2002;
Princeton, NJ                                                   Director of MLIM from 2000 to 2001; Vice President of MLIM from
08543-9011                                                      1997 to 2000.
Age: 41
------------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Officers and Directors (concluded)

Fund Officers (concluded)

                      Position(s) Held
Name, Address & Age      with Fund      Length of Time Served*  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller        Chief                2004 to present      Chief Compliance Officer of the MLIM/FAM-advised funds and First
P.O. Box 9011         Compliance                                Vice President and Chief Compliance Officer of MLIM (Americas
Princeton, NJ         Officer                                   Region) since 2004; Chief Compliance Officer of the IQ Funds since
08543-9011                                                      2004; Global Director of Compliance at Morgan Stanley Investment
Age: 54                                                         Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief
                                                                Compliance Officer at Soros Fund Management in 2000; Chief
                                                                Compliance Officer at  Prudential Financial from 1995 to 2000;
                                                                Senior Counsel in the Commission's Division of Enforcement in
                                                                Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino   Secretary            2004 to present      Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                                                   from 1999 to 2002; Attorney associated with MLIM since 1997;
Princeton, NJ                                                   Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.
08543-9011
Age: 45
------------------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

For Mercury Equity Dividend Portfolio, Mercury
Mid Cap Opportunities Portfolio and Mercury
Small Cap Index Portfolio:

The Bank of New York
100 Church Street
New York, New York 10286

For Mercury Global SmallCap Portfolio, Mercury
International Index Portfolio and Mercury Low
Duration Portfolio:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Principal Office of the Fund

FAM Series Fund, Inc.
Box 9011
Princeton, New Jersey 08543-9011

FAM Series Fund, Inc.
Availability of Quarterly Schedule of Investments

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of FAM Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Series 6-12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick, (3) John F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $110,000
                                 Fiscal Year Ending December 31, 2004 - $19,800

        (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                 Fiscal Year Ending December 31, 2004 - $0

        (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $47,350
                                 Fiscal Year Ending December 31, 2004 - $0

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                 Fiscal Year Ending December 31, 2004 - $0

        (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        (e)(2) 0%

        (f) Not Applicable

        (g) Fiscal Year Ending December 31, 2005 - $5,577,771
            Fiscal Year Ending December 31, 2004 - $11,926,355

        (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

        Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments -

         Mercury Small Cap Index Portfolio
         Mercury International Index Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCONTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of FAM Series Funds, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Mercury Small Cap Index Portfolio (the "Portfolio"), one of the series constituting FAM Series Funds, Inc. (the "Fund"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 24, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Portfolio's schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in
Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Portfolio referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Advertising Agencies - 0.6%                            187    Advo, Inc.                                                $     5,270
                                                       347    aQuantive, Inc. (b)                                             8,758
                                                       330    Catalina Marketing Corp.                                        8,365
                                                       156    Greenfield Online, Inc. (b)                                       914
                                                       141    Marchex, Inc. Class B (b)                                       3,171
                                                       330    Valassis Communications, Inc. (b)                               9,593
                                                       501    ValueClick, Inc. (b)                                            9,073
                                                       239    Ventiv Health, Inc. (b)                                         5,645
                                                                                                                        -----------
                                                                                                                             50,789
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.4%                                       147    Curtiss-Wright Corp.                                            8,026
                                                       147    Heico Corp.                                                     3,804
                                                       110    K&F Industries Holdings, Inc. (b)                               1,690
                                                        62    MTC Technologies, Inc. (b)                                      1,698
                                                       241    Moog, Inc. Class A (b)                                          6,840
                                                       360    Orbital Sciences Corp. (b)                                      4,622
                                                       199    Teledyne Technologies, Inc. (b)                                 5,791
                                                        76    United Industrial Corp.                                         3,144
                                                                                                                        -----------
                                                                                                                             35,615
-----------------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching - 0.1%                  24    Alico, Inc.                                                     1,085
                                                       258    Delta & Pine Land Co.                                           5,937
                                                       265    Gold Kist, Inc. (b)                                             3,962
                                                                                                                        -----------
                                                                                                                             10,984
-----------------------------------------------------------------------------------------------------------------------------------
Air Transport - 0.9%                                   240    AAR Corp. (b)                                                   5,748
                                                       400    ABX Air, Inc. (b)                                               3,132
                                                       527    Airtran Holdings, Inc. (b)                                      8,448
                                                       190    Alaska Air Group, Inc. (b)                                      6,787
                                                       236    Aviall, Inc. (b)                                                6,797
                                                       569    Continental Airlines, Inc. Class B (b)                         12,120
                                                       222    EGL, Inc. (b)                                                   8,341
                                                       212    ExpressJet Holdings, Inc. (b)                                   1,715
                                                       211    Frontier Airlines, Inc. (b)                                     1,950
                                                       145    Mesa Air Group, Inc. (b)                                        1,517
                                                       118    Offshore Logistics, Inc. (b)                                    3,446
                                                       201    Pinnacle Airlines Corp. (b)                                     1,341
                                                       359    Skywest, Inc.                                                   9,643
                                                       100    World Air Holdings, Inc. (b)                                      962
                                                                                                                        -----------
                                                                                                                             71,947
-----------------------------------------------------------------------------------------------------------------------------------
Aluminum - 0.1%                                        189    Aleris International, Inc. (b)                                  6,093
                                                       138    Century Aluminum Co. (b)                                        3,617
                                                                                                                        -----------
                                                                                                                              9,710
-----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market - 0.1%                        199    Aftermarket Technology Corp. (b)                                3,869
                                                        46    Commercial Vehicle Group, Inc. (b)                                864
                                                       117    Keystone Automotive Industries, Inc. (b)                        3,683
                                                        53    Standard Motor Products, Inc.                                     489
                                                       164    Superior Industries International, Inc.                         3,651
                                                                                                                        -----------
                                                                                                                             12,556
-----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment - 0.3%                  200    American Axle & Manufacturing Holdings, Inc.                    3,666
                                                       465    ArvinMeritor, Inc.                                              6,691
                                                       379    Hayes Lemmerz International, Inc. (b)                           1,334
                                                       100    Noble International Ltd.                                        2,084
                                                       500    Quantum Fuel Systems Technologies Worldwide, Inc. (b)           1,340
                                                        44    Sauer-Danfoss, Inc.                                               828
                                                        17    Strattec Security Corp. (b)                                       687

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       257    Tenneco, Inc. (b)                                         $     5,040
                                                       816    Visteon Corp. (b)                                               5,108
                                                                                                                        -----------
                                                                                                                             26,778
-----------------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts - 0.1%                            242    Modine Manufacturing Co.                                        7,887
                                                       215    Wabash National Corp.                                           4,096
                                                                                                                        -----------
                                                                                                                             11,983
-----------------------------------------------------------------------------------------------------------------------------------
Banks: New York City - 0.0%                            125    Signature Bank (b)                                              3,509
-----------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City - 6.7%                     59    1st Source Corp.                                                1,484
                                                        79    Alabama National Bancorporation                                 5,116
                                                       181    Amcore Financial, Inc.                                          5,504
                                                        92    AmericanWest Bancorp (b)                                        2,174
                                                       105    Ameris Bancorp                                                  2,083
                                                        42    Arrow Financial Corp.                                           1,098
                                                        36    BancTrust Financial Group, Inc.                                   724
                                                        27    Bancfirst Corp.                                                 2,133
                                                       100    The Bancorp Inc. (b)                                            1,700
                                                       490    Bancorpsouth, Inc.                                             10,814
                                                        66    Bank of Granite Corp.                                           1,223
                                                        85    Bank of the Ozarks, Inc.                                        3,136
                                                       160    BankFinancial Corp. (b)                                         2,349
                                                        51    Banner Corp.                                                    1,591
                                                       238    Boston Private Financial Holdings, Inc.                         7,240
                                                       280    CVB Financial Corp.                                             5,687
                                                        39    Camden National Corp.                                           1,282
                                                        63    Capital City Bank Group, Inc.                                   2,160
                                                        41    Capital Corp. of the West                                       1,330
                                                        42    Capital Crossing Bank (b)                                       1,403
                                                        53    Capitol Bancorp Ltd.                                            1,984
                                                        86    Cascade Bancorp                                                 1,993
                                                       299    Cathay General Bancorp                                         10,746
                                                       400    Centennial Bank Holdings, Inc. (b)                              4,948
                                                        88    Center Financial Corp.                                          2,214
                                                        47    Central Coast Bancorp (b)                                       1,163
                                                       198    Central Pacific Financial Corp.                                 7,112
                                                       177    Chemical Financial Corp.                                        5,622
                                                       321    Chittenden Corp.                                                8,927
                                                       301    Citizens Banking Corp.                                          8,353
                                                       124    City Holding Co.                                                4,458
                                                        37    CityBank                                                        1,298
                                                        61    CoBiz, Inc.                                                     1,112
                                                        24    Columbia Bancorp                                                  990
                                                       122    Columbia Banking System, Inc.                                   3,483
                                                       100    Community Bancorp (b)                                           3,161
                                                       196    Community Bank System, Inc.                                     4,420
                                                       141    Community Banks, Inc.                                           3,948
                                                        63    Community Trust Bancorp, Inc.                                   1,937
                                                        93    Corus Bankshares, Inc.                                          5,233
                                                       600    Doral Financial Corp.                                           6,360
                                                        77    EuroBancshares, Inc. (b)                                        1,091
                                                        31    FNB Corp.                                                         951
                                                        52    Farmers Capital Bank Corp.                                      1,612
                                                        32    Financial Institutions, Inc.                                      628
                                                       470    First BanCorp.                                                  5,833
                                                        55    First Bancorp                                                   1,109

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        64    First Busey Corp.                                         $     1,337
                                                       178    First Charter Corp.                                             4,211
                                                        37    First Citizens BancShares, Inc. Class A                         6,454
                                                       427    First Commonwealth Financial Corp.                              5,521
                                                        97    First Community Bancorp, Inc.                                   5,274
                                                        80    First Community Bancshares, Inc.                                2,493
                                                       260    First Financial Bancorp                                         4,555
                                                       105    First Financial Bankshares, Inc.                                3,681
                                                        75    First Financial Corp.                                           2,025
                                                       140    First Merchants Corp.                                           3,640
                                                       321    First Midwest Bancorp, Inc.                                    11,254
                                                        59    First Oak Brook Bancshares, Inc.                                1,649
                                                       128    First State Bancorporation                                      3,071
                                                        97    Franklin Bank Corp. (b)                                         1,745
                                                       180    Frontier Financial Corp.                                        5,760
                                                        87    GB&T Bancshares, Inc.                                           1,863
                                                       220    Glacier Bancorp, Inc.                                           6,611
                                                       298    Gold Banc Corp., Inc.                                           5,430
                                                       357    Greater Bay Bancorp                                             9,146
                                                       100    Greene County Bancshares, Inc.                                  2,736
                                                       169    Hancock Holding Co.                                             6,390
                                                       222    Hanmi Financial Corp.                                           3,965
                                                       162    Harleysville National Corp.                                     3,094
                                                        41    Heartland Financial USA, Inc.                                     890
                                                       100    Heritage Commerce Corp.                                         2,150
                                                       300    Hudson United Bancorp                                          12,504
                                                       112    Independent Bank Corp./MA                                       3,195
                                                       111    Independent Bank Corp./MI                                       3,023
                                                       122    Integra Bank Corp.                                              2,603
                                                        81    Interchange Financial Services Corp.                            1,397
                                                       400    Investors Bancorp, Inc. (b)                                     4,412
                                                       133    Irwin Financial Corp.                                           2,849
                                                        89    Lakeland Bancorp, Inc.                                          1,308
                                                        51    Lakeland Financial Corp.                                        2,059
                                                       116    MB Financial, Inc.                                              4,106
                                                        74    MBT Financial Corp.                                             1,199
                                                        49    Macatawa Bank Corp.                                             1,783
                                                       114    Main Street Banks, Inc.                                         3,104
                                                       144    MainSource Financial Group, Inc.                                2,570
                                                        36    Mercantile Bank Corp.                                           1,386
                                                       173    Mid-State Bancshares                                            4,628
                                                        49    Midwest Banc Holdings, Inc.                                     1,090
                                                        27    NBC Capital Corp.                                                 642
                                                       198    NBT Bancorp, Inc.                                               4,275
                                                       141    Nara Bancorp, Inc.                                              2,507
                                                       262    National Penn Bancshares, Inc.                                  4,991
                                                       419    Old National Bancorp                                            9,067
                                                        73    Old Second Bancorp, Inc.                                        2,232
                                                        89    Omega Financial Corp.                                           2,480
                                                       140    Oriental Financial Group                                        1,730
                                                       286    Pacific Capital Bancorp                                        10,176
                                                        91    Park National Corp.                                             9,340
                                                        33    Peapack Gladstone Financial Corp.                                 921
                                                        52    Peoples Bancorp, Inc.                                           1,484

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       100    Pinnacle Financial Partners, Inc. (b)                     $     2,498
                                                       122    Piper Jaffray Cos. (b)                                          4,929
                                                        55    Placer Sierra Bancshares                                        1,524
                                                       124    PrivateBancorp, Inc.                                            4,411
                                                       126    Prosperity Bancshares, Inc.                                     3,621
                                                       228    Provident Bankshares Corp.                                      7,700
                                                       196    R-G Financial Corp. Class B                                     2,587
                                                        44    Renasant Corp.                                                  1,392
                                                       436    Republic Bancorp, Inc.                                          5,188
                                                        36    Republic Bancorp, Inc. Class A                                    772
                                                       143    S&T Bancorp, Inc.                                               5,265
                                                        68    SCBT Financial Corp.                                            2,273
                                                       244    SVB Financial Group (b)                                        11,429
                                                        58    SY Bancorp, Inc.                                                1,451
                                                        83    Sandy Spring Bancorp, Inc.                                      2,895
                                                        54    Seacoast Banking Corp. of Florida                               1,239
                                                        38    Security Bank Corp.                                               885
                                                        80    Simmons First National Corp. Class A                            2,216
                                                        42    Southside Bancshares, Inc.                                        848
                                                        91    Southwest Bancorp, Inc.                                         1,820
                                                        43    State Bancorp, Inc.                                               720
                                                       330    Sterling Bancshares, Inc.                                       5,095
                                                       156    Sterling Financial Corp.                                        3,089
                                                        58    Suffolk Bancorp                                                 1,959
                                                        46    Sun Bancorp, Inc. (b)                                             908
                                                       324    Susquehanna Bancshares, Inc.                                    7,672
                                                       164    Texas Capital Bancshares, Inc. (b)                              3,675
                                                       286    Texas Regional Bancshares, Inc. Class A                         8,094
                                                        42    Tompkins Trustco, Inc.                                          1,882
                                                        53    Trico Bancshares                                                1,240
                                                       427    TrustCo Bank Corp. NY                                           5,303
                                                       295    Trustmark Corp.                                                 8,104
                                                       600    UCBH Holdings, Inc.                                            10,728
                                                       108    UMB Financial Corp.                                             6,902
                                                        58    USB Holding Co., Inc.                                           1,256
                                                       308    Umpqua Holdings Corp.                                           8,787
                                                        70    Union Bankshares Corp.                                          3,017
                                                       260    United Bankshares, Inc.                                         9,162
                                                       170    United Community Banks, Inc.                                    4,532
                                                        58    Univest Corp. of Pennsylvania                                   1,408
                                                       162    Unizan Financial Corp.                                          4,303
                                                        35    Virginia Commerce Bancorp (b)                                   1,018
                                                        61    Virginia Financial Group, Inc.                                  2,198
                                                        71    Washington Trust Bancorp, Inc.                                  1,859
                                                       108    WesBanco, Inc.                                                  3,284
                                                       139    West Bancorporation, Inc.                                       2,599
                                                       119    West Coast Bancorp                                              3,148
                                                       218    Westamerica Bancorporation                                     11,569
                                                        29    Western Sierra Bancorp (b)                                      1,055
                                                       115    Wilshire Bancorp, Inc.                                          1,977
                                                       151    Wintrust Financial Corp.                                        8,290
                                                        41    Yardville National Bancorp                                      1,421
                                                         1    Zions Bancorporation                                               49
                                                                                                                        -----------
                                                                                                                            570,169
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries) - 0.0%                     73    Boston Beer Co., Inc. Class A (b)                         $     1,825
-----------------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks - 0.1%                            18    Coca-Cola Bottling Co. Consolidated                               774
                                                        96    Hansen Natural Corp. (b)                                        7,632
                                                        94    Peet's Coffee & Tea, Inc. (b)                                   2,853
                                                                                                                        -----------
                                                                                                                             11,259
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research & Production - 2.3%             600    Aastrom Biosciences, Inc. (b)                                   1,272
                                                       562    Abgenix, Inc. (b)                                              12,089
                                                       223    Albany Molecular Research, Inc. (b)                             2,709
                                                       191    Alexion Pharmaceuticals, Inc. (b)                               3,868
                                                       194    Antigenics, Inc. (b)                                              923
                                                       458    Applera Corp. - Celera Genomics Group (b)                       5,020
                                                       400    Arena Pharmaceuticals, Inc. (b)                                 5,688
                                                       381    Ariad Pharmaceuticals, Inc. (b)                                 2,229
                                                       200    Arqule, Inc. (b)                                                1,224
                                                       240    Array Biopharma, Inc. (b)                                       1,682
                                                       151    Arthrocare Corp. (b)                                            6,363
                                                       100    Barrier Therapeutics, Inc. (b)                                    820
                                                       288    Bioenvision, Inc. (b)                                           1,881
                                                       200    Caliper Life Sciences, Inc. (b)                                 1,176
                                                       328    Cell Genesys, Inc. (b)                                          1,945
                                                       436    Cell Therapeutics, Inc. (b)                                       950
                                                        40    Coley Pharmaceutical Group, Inc. (b)                              606
                                                       351    Cubist Pharmaceuticals, Inc. (b)                                7,459
                                                       321    CuraGen Corp. (b)                                                 989
                                                       264    Curis, Inc. (b)                                                   940
                                                       174    Cypress Bioscience, Inc. (b)                                    1,013
                                                       103    Digene Corp. (b)                                                3,005
                                                       342    Discovery Laboratories, Inc. (b)                                2,285
                                                       120    Diversa Corp. (b)                                                 576
                                                       209    Dov Pharmaceutical, Inc. (b)                                    3,068
                                                       351    deCODE genetics, Inc. (b)                                       2,899
                                                       403    Encysive Pharmaceuticals, Inc. (b)                              3,180
                                                       411    Enzon Pharmaceuticals, Inc. (b)                                 3,041
                                                       483    Exelixis, Inc. (b)                                              4,550
                                                       100    Genitope Corp. (b)                                                795
                                                       331    Geron Corp. (b)                                                 2,850
                                                       827    Human Genome Sciences, Inc. (b)                                 7,079
                                                       400    ICOS Corp. (b)                                                 11,052
                                                       100    Idenix Pharmaceuticals Inc. (b)                                 1,711
                                                       531    Incyte Corp. (b)                                                2,836
                                                       121    Integra LifeSciences Holdings Corp. (b)                         4,291
                                                       210    InterMune, Inc. (b)                                             3,528
                                                       300    Introgen Therapeutics, Inc. (b)                                 1,581
                                                        74    Kensey Nash Corp. (b)                                           1,630
                                                       120    Keryx Biopharmaceuticals, Inc. (b)                              1,757
                                                       382    Lexicon Genetics, Inc. (b)                                      1,394
                                                       169    MannKind Corp. (b)                                              1,903
                                                       200    Martek Biosciences Corp. (b)                                    4,922
                                                       118    Maxygen, Inc. (b)                                                 886
                                                       100    Momenta Pharmaceuticals Inc. (b)                                2,204
                                                       700    Monogram Biosciences, Inc. (b)                                  1,309
                                                        92    Myogen, Inc. (b)                                                2,775
                                                       216    Myriad Genetics, Inc. (b)                                       4,493
                                                       230    NPS Pharmaceuticals, Inc. (b)                                   2,723

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       457    Nabi Biopharmaceuticals (b)                               $     1,545
                                                       349    Nanogen, Inc. (b)                                                 914
                                                       100    Nastech Pharmaceutical Co., Inc. (b)                            1,472
                                                       200    Neurocrine Biosciences, Inc. (b)                               12,546
                                                       134    Neurogen Corp. (b)                                                883
                                                       138    Northfield Laboratories, Inc. (b)                               1,849
                                                       214    Nuvelo, Inc. (b)                                                1,736
                                                       100    Orchid Cellmark, Inc. (b)                                         760
                                                        69    PRA International, Inc. (b)                                     1,942
                                                        93    Progenics Pharmaceuticals, Inc. (b)                             2,326
                                                        82    Rigel Pharmaceuticals, Inc. (b)                                   686
                                                       600    Savient Pharmaceuticals, Inc. (b)                               2,244
                                                       161    Seattle Genetics, Inc. (b)                                        760
                                                       241    Serologicals Corp. (b)                                          4,757
                                                       400    StemCells, Inc. (b)                                             1,380
                                                       140    Tanox, Inc. (b)                                                 2,292
                                                       306    Telik, Inc. (b)                                                 5,199
                                                       100    Tercica, Inc. (b)                                                 717
                                                       122    Trimeris, Inc. (b)                                              1,402
                                                        60    Vnus Medical Technologies, Inc. (b)                               503
                                                       114    Zymogenetics, Inc. (b)                                          1,939
                                                                                                                        -----------
                                                                                                                            193,021
-----------------------------------------------------------------------------------------------------------------------------------
Building Materials - 0.7%                               41    Ameron International Corp.                                      1,869
                                                        99    Building Material Holding Corp.                                 6,753
                                                       400    Hughes Supply, Inc.                                            14,340
                                                       166    LSI Industries, Inc.                                            2,600
                                                       141    NCI Building Systems, Inc. (b)                                  5,990
                                                       228    Simpson Manufacturing Co., Inc.                                 8,288
                                                       148    Texas Industries, Inc.                                          7,376
                                                        60    Trex Co., Inc. (b)                                              1,683
                                                       161    Watsco, Inc.                                                    9,629
                                                       100    Zoltek Cos., Inc. (b)                                             878
                                                                                                                        -----------
                                                                                                                             59,406
-----------------------------------------------------------------------------------------------------------------------------------
Building: Air Conditioning - 0.1%                      317    Lennox International, Inc.                                      8,939
-----------------------------------------------------------------------------------------------------------------------------------
Building: Cement - 0.2%                                130    Eagle Materials, Inc.                                          15,907
-----------------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing - 0.1%                     90    Interline Brands Inc. (b)                                       2,047
                                                       552    Jacuzzi Brands, Inc. (b)                                        4,637
                                                                                                                        -----------
                                                                                                                              6,684
-----------------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous - 0.2%                          80    Builders FirstSource, Inc. (b)                                  1,710
                                                       205    Comfort Systems USA, Inc.                                       1,886
                                                       120    Drew Industries, Inc. (b)                                       3,383
                                                       243    Griffon Corp. (b)                                               5,786
                                                                                                                        -----------
                                                                                                                             12,765
-----------------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard - 0.1%                   109    Beacon Roofing Supply, Inc. (b)                                 3,132
                                                       116    ElkCorp                                                         3,905
                                                                                                                        -----------
                                                                                                                              7,037
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television Services - 0.1%                     2,198    Charter Communications, Inc. Class A (b)                        2,682
                                                       100    Crown Media Holdings, Inc. Class A (b)                            917
                                                       548    TiVo, Inc. (b)(e)                                               2,806
                                                                                                                        -----------
                                                                                                                              6,405
-----------------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling - 0.5%                              359    Alliance Gaming Corp. (b)                                       4,674
                                                       174    Ameristar Casinos, Inc.                                         3,950
                                                       242    Aztar Corp. (b)                                                 7,354
                                                        40    Churchill Downs, Inc.                                           1,469

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        98    Dover Downs Gaming & Entertainment, Inc.                  $     1,387
                                                        75    Isle of Capri Casinos, Inc. (b)                                 1,827
                                                       188    MTR Gaming Group, Inc. (b)                                      1,957
                                                       299    Magna Entertainment Corp. Class A (b)                           2,135
                                                       300    Mikohn Gaming Corp. (b)                                         2,961
                                                       173    Multimedia Games, Inc. (b)                                      1,600
                                                       285    Pinnacle Entertainment, Inc. (b)                                7,042
                                                       243    Shuffle Master, Inc. (b)                                        6,109
                                                       119    WMS Industries, Inc. (b)                                        2,986
                                                                                                                        -----------
                                                                                                                             45,451
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.0%                                        44    American Vanguard Corp.                                         1,034
                                                       171    Arch Chemicals, Inc.                                            5,113
                                                       280    CF Industries Holdings, Inc.                                    4,270
                                                       173    Cabot Microelectronics Corp. (b)                                5,074
                                                       271    Calgon Carbon Corp.                                             1,542
                                                       156    Cambrex Corp.                                                   2,928
                                                       250    EnerSys (b)                                                     3,260
                                                       127    Energy Conversion Devices, Inc. (b)                             5,175
                                                       198    Georgia Gulf Corp.                                              6,023
                                                       693    Hercules, Inc. (b)                                              7,831
                                                       165    MacDermid, Inc.                                                 4,603
                                                       170    Medis Technologies Ltd. (b)                                     2,501
                                                        32    NL Industries, Inc.                                               451
                                                        91    NewMarket Corp. (b)                                             2,226
                                                        64    Nuco2, Inc. (b)                                                 1,784
                                                       199    OM Group, Inc. (b)                                              3,733
                                                       103    Octel Corp.                                                     1,676
                                                       100    Pioneer Cos., Inc. (b)                                          2,997
                                                       554    PolyOne Corp. (b)                                               3,562
                                                       140    Rockwood Holdings, Inc. (b)                                     2,762
                                                       176    Schulman A, Inc.                                                3,788
                                                       100    Senomyx, Inc. (b)                                               1,212
                                                       100    Tronox, Inc. Class A                                            1,307
                                                       210    UAP Holding Corp.                                               4,288
                                                       106    Ultralife Batteries, Inc. (b)                                   1,272
                                                       220    Valence Technology, Inc. (b)                                      330
                                                       414    WR Grace & Co. (b)                                              3,892
                                                        66    Westlake Chemical Corp.                                         1,901
                                                                                                                        -----------
                                                                                                                             86,535
-----------------------------------------------------------------------------------------------------------------------------------
Coal - 0.2%                                            200    Alpha Natural Resources, Inc. (b)                               3,842
                                                       160    Foundation Coal Holdings, Inc.                                  6,080
                                                       100    James River Coal Co. (b)                                        3,820
                                                                                                                        -----------
                                                                                                                             13,742
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Information Services - 0.3%                 192    Arbitron, Inc.                                                  7,292
                                                     3,057    CMGI, Inc. (b)                                                  4,647
                                                       279    infoUSA, Inc.                                                   3,049
                                                       108    LECG Corp. (b)                                                  1,877
                                                       175    ProQuest Co. (b)                                                4,884
                                                       124    Sourcecorp (b)                                                  2,974
                                                                                                                        -----------
                                                                                                                             24,723
-----------------------------------------------------------------------------------------------------------------------------------
Communications & Media - 0.1%                          472    Entravision Communications Corp. Class A (b)                    3,361
                                                     1,500    Gemstar-TV Guide International, Inc. (b)                        3,915
                                                                                                                        -----------
                                                                                                                              7,276
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Communications Technology - 2.3%                     2,400    3Com Corp. (b)                                            $     8,640
                                                       400    Adtran, Inc.                                                   11,896
                                                       106    Anaren, Inc. (b)                                                1,657
                                                       183    Anixter International, Inc.                                     7,159
                                                       200    Atheros Communications Inc. (b)                                 2,600
                                                       300    Avocent Corp. (b)                                               8,157
                                                        89    Bel Fuse, Inc.                                                  2,830
                                                        97    Black Box Corp.                                                 4,596
                                                       357    Broadwing Corp. (b)                                             2,160
                                                     1,673    Brocade Communications Systems, Inc. (b)                        6,809
                                                       316    CSG Systems International, Inc. (b)                             7,053
                                                       136    Catapult Communications Corp. (b)                               2,011
                                                     3,500    Ciena Corp. (b)                                                10,395
                                                       154    Comtech Telecommunications Corp. (b)                            4,703
                                                       161    Digi International, Inc. (b)                                    1,689
                                                       419    Ditech Communications Corp. (b)                                 3,499
                                                       219    Echelon Corp. (b)                                               1,715
                                                       100    EndWare Corp. (b)                                               1,178
                                                       551    Entrust, Inc. (b)                                               2,667
                                                       774    Extreme Networks, Inc. (b)                                      3,676
                                                       977    Finisar Corp. (b)                                               2,032
                                                       700    Foundry Networks, Inc. (b)                                      9,667
                                                       600    Glenayre Technologies, Inc. (b)                                 1,950
                                                       513    Harmonic, Inc. (b)                                              2,488
                                                       158    InPhonic, Inc. (b)                                              1,373
                                                       152    Inter-Tel, Inc.                                                 2,975
                                                       262    InterVoice, Inc. (b)                                            2,086
                                                       195    Ixia (b)                                                        2,882
                                                       115    j2 Global Communications, Inc. (b)                              4,915
                                                       159    Netgear, Inc. (b)                                               3,061
                                                       208    Novatel Wireless, Inc. (b)                                      2,519
                                                        94    Oplink Communications, Inc. (b)                                 1,363
                                                       258    Redback Networks, Inc. (b)                                      3,627
                                                       279    Seachange International, Inc. (b)                               2,204
                                                       209    Secure Computing Corp. (b)                                      2,562
                                                     1,600    Sonus Networks, Inc. (b)                                        5,952
                                                       140    Standard Microsystems Corp. (b)                                 4,017
                                                     1,069    Sycamore Networks, Inc. (b)                                     4,618
                                                       120    Syniverse Holdings, Inc. (b)                                    2,508
                                                     1,400    TIBCO Software, Inc. (b)                                       10,458
                                                       111    Talx Corp.                                                      5,074
                                                       345    Tekelec (b)                                                     4,795
                                                       400    Telkonet, Inc. (b)(e)                                           1,660
                                                       157    Terremark Worldwide, Inc. (b)                                     730
                                                        51    Ulticom, Inc. (b)                                                 500
                                                       700    Utstarcom, Inc. (b)                                             5,642
                                                       153    Viasat, Inc. (b)                                                4,090
                                                       186    WebEx Communications, Inc. (b)                                  4,023
                                                       386    Westell Technologies, Inc. Class A (b)                          1,737
                                                       401    Zhone Technologies, Inc. (b)                                      806
                                                                                                                        -----------
                                                                                                                            197,404
-----------------------------------------------------------------------------------------------------------------------------------
Computer Services Software & Systems - 4.2%            300    AMICAS, Inc. (b)                                                1,488
                                                       600    Acxiom Corp.                                                   13,800
                                                       383    Agile Software Corp. (b)                                        2,290

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       146    Altiris, Inc. (b)                                         $     2,466
                                                       100    American Reprographics Co. (b)                                  2,541
                                                       216    Ansys, Inc. (b)                                                 9,221
                                                       188    Anteon International Corp. (b)                                 10,218
                                                       400    Applied Digital Solutions, Inc. (b)                             1,044
                                                       401    Ariba, Inc. (b)                                                 2,947
                                                       390    AsiaInfo Holdings, Inc. (b)                                     1,552
                                                       316    Aspen Technology, Inc. (b)                                      2,481
                                                       200    Audible, Inc. (b)                                               2,568
                                                     1,200    BearingPoint, Inc. (b)                                          9,432
                                                       100    Blackboard, Inc. (b)                                            2,898
                                                        81    Blue Coat Systems, Inc. (b)                                     3,703
                                                       564    Borland Software Corp. (b)                                      3,683
                                                       100    COMSYS IT Partners, Inc. (b)                                    1,105
                                                       303    Ciber, Inc. (b)                                                 2,000
                                                       100    Click Commerce, Inc. (b)                                        2,102
                                                       143    Concur Technologies, Inc. (b)                                   1,843
                                                       125    Covansys Corp. (b)                                              1,701
                                                       255    Dendrite International, Inc. (b)                                3,675
                                                       204    Digital River, Inc. (b)                                         6,067
                                                       497    Digitas, Inc. (b)                                               6,222
                                                       116    EPIQ Systems, Inc. (b)                                          2,151
                                                       373    Electronics for Imaging, Inc.  (b)                              9,926
                                                       100    Emageon, Inc. (b)                                               1,590
                                                       285    Epicor Software Corp. (b)                                       4,027
                                                        58    Equinix, Inc. (b)                                               2,364
                                                       182    eCollege.com, Inc. (b)                                          3,281
                                                       382    Gartner, Inc. Class A (b)                                       4,928
                                                       124    Infocrossing, Inc. (b)                                          1,068
                                                       499    Informatica Corp. (b)                                           5,988
                                                       381    Internet Capital Group, Inc. (b)                                3,132
                                                       242    Internet Security Systems, Inc. (b)                             5,070
                                                        83    Intervideo, Inc. (b)                                              876
                                                       261    Interwoven, Inc. (b)                                            2,211
                                                       100    iGate Corp. (b)                                                   486
                                                       196    JDA Software Group, Inc. (b)                                    3,334
                                                       122    Jupitermedia Corp. (b)                                          1,803
                                                       158    Kanbay International, Inc. (b)                                  2,511
                                                       305    Keane, Inc. (b)                                                 3,358
                                                       127    Keynote Systems, Inc. (b)                                       1,632
                                                       321    Lawson Software, Inc. (b)                                       2,359
                                                       268    Lionbridge Technologies, Inc. (b)                               1,881
                                                       105    MRO Software, Inc. (b)                                          1,474
                                                       339    Macrovision Corp. (b)                                           5,671
                                                       240    Magma Design Automation, Inc. (b)                               2,018
                                                       211    Manhattan Associates, Inc. (b)                                  4,321
                                                        96    Mantech International Corp. Class A (b)                         2,675
                                                       158    Mapinfo Corp. (b)                                               1,992
                                                       298    Matrixone, Inc. (b)                                             1,487
                                                       528    Mentor Graphics Corp. (b)                                       5,460
                                                       152    Mercury Computer Systems, Inc. (b)                              3,136
                                                        86    Merge Technologies, Inc. (b)                                    2,152
                                                       101    MicroStrategy, Inc. Class A (b)                                 8,357
                                                       470    Micromuse, Inc. (b)                                             4,648

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       224    Micros Systems, Inc. (b)                                  $    10,824
                                                       200    Motive, Inc. (b)                                                  618
                                                       116    Ness Technologies, Inc. (b)                                     1,249
                                                       351    NetIQ Corp. (b)                                                 4,314
                                                       116    Netscout Systems, Inc. (b)                                        632
                                                       681    Nuance Communications, Inc. (b)                                 5,196
                                                       185    Open Solutions, Inc. (b)                                        4,240
                                                       552    Openwave Systems, Inc. (b)                                      9,643
                                                       423    Opsware, Inc. (b)                                               2,872
                                                       113    PDF Solutions, Inc. (b)                                         1,836
                                                       198    Packeteer, Inc. (b)                                             1,538
                                                     1,735    Parametric Technology Corp. (b)                                10,583
                                                       100    Pegasystems, Inc. (b)                                             731
                                                       188    Progress Software Corp. (b)                                     5,335
                                                       100    QAD, Inc.                                                         764
                                                       309    Quest Software, Inc. (b)                                        4,508
                                                       695    RealNetworks, Inc. (b)                                          5,393
                                                       100    RightNow Technologies, Inc. (b)                                 1,846
                                                        53    SI International, Inc. (b)                                      1,620
                                                       172    SPSS, Inc. (b)                                                  5,320
                                                       127    SYKES Enterprises, Inc. (b)                                     1,698
                                                       149    SafeNet, Inc. (b)                                               4,801
                                                       486    Sapient Corp. (b)                                               2,765
                                                       181    Serena Software, Inc. (b)                                       4,243
                                                       352    SonicWALL, Inc. (b)                                             2,788
                                                       169    Stellent, Inc. (b)                                              1,678
                                                       279    SupportSoft, Inc. (b)                                           1,177
                                                       262    Transaction Systems Architects, Inc. Class A (b)                7,543
                                                       342    Trizetto Group (b)                                              5,811
                                                       201    Tyler Technologies, Inc. (b)                                    1,765
                                                        84    Ultimate Software Group, Inc. (b)                               1,602
                                                       100    Vasco Data Security International, Inc. (b)                       985
                                                       100    VeriFone Holdings, Inc. (b)                                     2,530
                                                        66    Verint Systems, Inc. (b)                                        2,275
                                                       209    Vignette Corp. (b)                                              3,409
                                                       145    Websense, Inc. (b)                                              9,518
                                                       490    Wind River Systems, Inc. (b)                                    7,237
                                                       159    Witness Systems, Inc. (b)                                       3,128
                                                       369    webMethods, Inc. (b)                                            2,845
                                                       259    Zoran Corp. (b)                                                 4,198
                                                                                                                        -----------
                                                                                                                            355,472
-----------------------------------------------------------------------------------------------------------------------------------
Computer Technology - 1.7%                             668    Adaptec, Inc. (b)                                               3,888
                                                        70    Advanced Analogic Technologies, Inc. (b)                          969
                                                       457    Advanced Digital Information Corp. (b)                          4,474
                                                       200    Cyberguard Corp. (b)                                            1,766
                                                       420    Dot Hill Systems Corp. (b)                                      2,911
                                                       527    Emulex Corp. (b)                                               10,429
                                                       206    FalconStor Software, Inc. (b)                                   1,522
                                                       100    Fargo Electronics, Inc. (b)                                     1,925
                                                       263    Filenet Corp. (b)                                               6,799
                                                     1,618    Gateway, Inc. (b)                                               4,061
                                                       162    Hutchinson Technology, Inc. (b)                                 4,609
                                                       219    Imation Corp.                                                  10,089
                                                       209    Intergraph Corp. (b)                                           10,410

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       197    Komag, Inc. (b)                                           $     6,828
                                                       501    Lexar Media, Inc. (b)                                           4,113
                                                     1,600    Maxtor Corp. (b)                                               11,104
                                                       973    McData Corp. (b)                                                3,697
                                                       194    Mobility Electronics, Inc. (b)                                  1,874
                                                       285    Palm, Inc. (b)                                                  9,063
                                                       475    Perot Systems Corp. Class A (b)                                 6,717
                                                       200    Phoenix Technologies Ltd. (b)                                   1,252
                                                     1,069    Quantum Corp. (b)                                               3,260
                                                       476    RSA Security, Inc. (b)                                          5,345
                                                       200    Radiant Systems, Inc. (b)                                       2,432
                                                       139    Radisys Corp. (b)                                               2,410
                                                       100    Rimage Corp. (b)                                                2,898
                                                        69    Stratasys, Inc. (b)                                             1,726
                                                       136    Synaptics, Inc. (b)                                             3,362
                                                       280    Trident Microsystems, Inc. (b)                                  5,040
                                                       305    UNOVA, Inc. (b)                                                10,309
                                                                                                                        -----------
                                                                                                                            145,282
-----------------------------------------------------------------------------------------------------------------------------------
Construction - 0.4%                                     85    Brookfield Homes Corp.                                          4,227
                                                        89    EMCOR Group, Inc. (b)                                           6,010
                                                       201    Granite Construction, Inc.                                      7,218
                                                        65    Perini Corp. (b)                                                1,570
                                                       178    Washington Group International, Inc.                            9,429
                                                                                                                        -----------
                                                                                                                             28,454
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics - 0.9%                            251    Alloy, Inc. (b)                                                   725
                                                       300    Atari Inc. (b)                                                    324
                                                       872    CNET Networks, Inc. (b)                                        12,810
                                                        98    DTS, Inc. (b)                                                   1,450
                                                       804    Earthlink, Inc. (b)                                             8,932
                                                       216    Infospace, Inc. (b)                                             5,577
                                                       339    Ipass, Inc. (b)                                                 2,224
                                                       251    iVillage, Inc. (b)                                              2,013
                                                       100    Jamdat Mobile, Inc. (b)                                         2,658
                                                        56    Lifeline Systems, Inc. (b)                                      2,047
                                                       100    LoJack Corp. (b)                                                2,413
                                                       178    Midway Games, Inc. (b)                                          3,377
                                                       155    NIC, Inc. (b)                                                     955
                                                       161    Navarre Corp. (b)                                                 890
                                                       300    NetFlix, Inc. (b)                                               8,118
                                                       131    Sohu.com, Inc. (b)                                              2,403
                                                       403    THQ, Inc. (b)                                                   9,612
                                                       428    United Online, Inc.                                             6,086
                                                       112    Universal Electronics, Inc. (b)                                 1,930
                                                                                                                        -----------
                                                                                                                             74,544
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products - 0.8%                               206    Blyth, Inc.                                                     4,316
                                                       100    CNS, Inc.                                                       2,191
                                                        24    CSS Industries, Inc.                                              738
                                                       100    Citi Trends, Inc. (b)                                           4,269
                                                       355    Jarden Corp. (b)                                               10,703
                                                        80    Mannatech, Inc.                                                 1,105
                                                       199    Matthews International Corp. Class A                            7,246
                                                       203    Nautilus, Inc.                                                  3,788
                                                       167    Oakley, Inc.                                                    2,453

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       283    Playtex Products, Inc. (b)                                $     3,869
                                                       120    RC2 Corp. (b)                                                   4,262
                                                       184    The Topps Co., Inc.                                             1,367
                                                       368    Tupperware Corp.                                                8,243
                                                        79    USANA Health Sciences, Inc. (b)                                 3,030
                                                        44    Water Pik Technologies, Inc. (b)                                  945
                                                       243    Yankee Candle Co., Inc.                                         6,221
                                                                                                                        -----------
                                                                                                                             64,746
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging:                                 95    Greif, Inc.                                                     6,297
Metals & Glass - 0.2%                                  105    Mobile Mini, Inc. (b)                                           4,977
                                                       160    Silgan Holdings, Inc.                                           5,779
                                                                                                                        -----------
                                                                                                                             17,053
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging:                                390    Graphic Packaging Corp. (b)                                       889
Paper & Plastic - 0.0%                                 200    Myers Industries, Inc.                                          2,916
                                                                                                                        -----------
                                                                                                                              3,805
-----------------------------------------------------------------------------------------------------------------------------------
Copper - 0.1%                                          217    Mueller Industries, Inc.                                        5,950
-----------------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.2%                                       165    Elizabeth Arden, Inc. (b)                                       3,310
                                                        52    Inter Parfums, Inc.                                               934
                                                       332    Nu Skin Enterprises, Inc. Class A                               5,837
                                                       100    Parlux Fragrances, Inc. (b)                                     3,053
                                                       842    Revlon, Inc. Class A (b)                                        2,610
                                                                                                                        -----------
                                                                                                                             15,744
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 0.5%                  162    Euronet Worldwide, Inc. (b)                                     4,504
                                                       354    F.N.B. Corp.                                                    6,145
                                                       100    Greenhill & Co., Inc.                                           5,616
                                                       223    Jones Lang LaSalle, Inc.                                       11,228
                                                       300    The Nasdaq Stock Market, Inc. (b)                              10,554
                                                       264    USI Holdings Corp. (b)                                          3,635
                                                                                                                        -----------
                                                                                                                             41,682
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Materials & Processing - 0.7%              297    Acuity Brands, Inc.                                             9,445
                                                       197    Armor Holdings, Inc. (b)                                        8,402
                                                       117    Barnes Group, Inc.                                              3,861
                                                       238    Brady Corp.                                                     8,611
                                                       318    Clarcor, Inc.                                                   9,448
                                                       397    Hexcel Corp. (b)                                                7,166
                                                       478    Olin Corp.                                                      9,407
                                                       159    Tredegar Corp.                                                  2,050
                                                                                                                        -----------
                                                                                                                             58,390
-----------------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains - 0.5%                     357    Casey's General Stores, Inc.                                    8,854
                                                       144    Great Atlantic & Pacific Tea Co. (b)                            4,576
                                                       107    Ingles Markets, Inc. Class A                                    1,675
                                                       183    Longs Drug Stores Corp.                                         6,659
                                                        91    Nash Finch Co.                                                  2,319
                                                       380    Pathmark Stores, Inc. (b)                                       3,796
                                                       196    Ruddick Corp.                                                   4,171
                                                       104    Smart & Final, Inc. (b)                                         1,340
                                                       200    Spartan Stores, Inc. (b)                                        2,084
                                                        61    Weis Markets, Inc.                                              2,625
                                                       219    Wild Oats Markets, Inc. (b)                                     2,646
                                                                                                                        -----------
                                                                                                                             40,745
-----------------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals - 2.6%                         600    AVANIR Pharmaceuticals Class A (b)                              2,064
                                                        50    Adams Respiratory Therapeutics, Inc. (b)                        2,033
                                                       286    Adolor Corp. (b)                                                4,176
                                                       569    Alkermes, Inc. (b)                                             10,879

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       241    Alpharma, Inc. Class A                                    $     6,871
                                                       730    Amylin Pharmaceuticals, Inc. (b)                               29,142
                                                       400    Andrx Corp. (b)                                                 6,588
                                                       256    Atherogenics Inc. (b)                                           5,123
                                                        73    Bentley Pharmaceuticals, Inc. (b)                               1,198
                                                       368    BioMarin Pharmaceuticals, Inc. (b)                              3,967
                                                       186    CV Therapeutics, Inc. (b)                                       4,600
                                                       100    Caraco Pharmaceutical Laboratories Ltd. (b)                       898
                                                       122    Chattem, Inc. (b)                                               4,440
                                                       219    Connetics Corp. (b)                                             3,165
                                                       357    Dendreon Corp. (b)                                              1,935
                                                       382    Durect Corp. (b)                                                1,937
                                                       119    Dusa Pharmaceuticals, Inc. (b)                                  1,282
                                                       150    Enzo Biochem, Inc. (b)                                          1,863
                                                       185    First Horizon Pharmaceutical Corp. (b)                          3,191
                                                       272    Immunogen, Inc. (b)                                             1,395
                                                       252    Inspire Pharmaceuticals, Inc. (b)                               1,280
                                                       588    Isis Pharmaceuticals, Inc. (b)                                  3,081
                                                       200    Ista Pharmaceuticals, Inc. (b)                                  1,272
                                                       250    KV Pharmaceutical Co. Class A (b)                               5,150
                                                       400    MGI Pharma, Inc. (b)                                            6,864
                                                       698    Medarex, Inc. (b)                                               9,667
                                                       327    Medicines Co. (b)                                               5,706
                                                       300    Medicis Pharmaceutical Corp. Class A                            9,615
                                                       500    Nektar Therapeutics (b)                                         8,230
                                                       135    Neopharm, Inc. (b)                                              1,457
                                                        85    NitroMed, Inc. (b)                                              1,186
                                                       170    Noven Pharmaceuticals, Inc. (b)                                 2,572
                                                       221    Onyx Pharmaceuticals, Inc. (b)                                  6,356
                                                       170    Pain Therapeutics, Inc. (b)                                     1,149
                                                       233    Par Pharmaceutical Cos., Inc. (b)                               7,302
                                                       133    Penwest Pharmaceuticals Co. (b)                                 2,596
                                                       441    Perrigo Co.                                                     6,575
                                                        92    Pharmion Corp. (b)                                              1,635
                                                       295    Pozen, Inc. (b)                                                 2,829
                                                       222    Regeneron Pharmaceuticals, Inc. (b)                             3,541
                                                       200    Renovis, Inc. (b)                                               3,060
                                                        76    SFBC International, Inc. (b)                                    1,217
                                                       253    Salix Pharmaceuticals Ltd. (b)                                  4,448
                                                       369    SuperGen, Inc. (b)                                              1,863
                                                       132    United Therapeutics Corp. (b)                                   9,124
                                                       592    Vertex Pharmaceuticals, Inc. (b)                               16,381
                                                                                                                        -----------
                                                                                                                            220,903
-----------------------------------------------------------------------------------------------------------------------------------
Education Services - 0.4%                              188    Bright Horizons Family Solutions, Inc. (b)                      6,965
                                                       500    Corinthian Colleges, Inc. (b)                                   5,890
                                                       300    DeVry, Inc. (b)                                                 6,000
                                                        86    Educate, Inc. (b)                                               1,015
                                                       100    Learning Tree International, Inc. (b)                           1,283
                                                       102    Strayer Education, Inc.                                         9,557
                                                        84    Universal Technical Institute, Inc. (b)                         2,599
                                                                                                                        -----------
                                                                                                                             33,309
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics - 0.3%                        260    Benchmark Electronics, Inc. (b)                           $     8,744
                                                        71    LeCroy Corp. (b)                                                1,086
                                                       112    OSI Systems, Inc. (b)                                           2,060
                                                       261    Plexus Corp. (b)                                                5,935
                                                       199    Power Integrations, Inc. (b)                                    4,738
                                                       298    TTM Technologies, Inc. (b)                                      2,801
                                                       108    Universal Display Corp. (b)                                     1,135
                                                                                                                        -----------
                                                                                                                             26,499
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment & Components - 0.7%                96    AO Smith Corp.                                                  3,370
                                                       180    American Superconductor Corp. (b)                               1,417
                                                       235    Baldor Electric Co.                                             6,028
                                                       208    CTS Corp.                                                       2,300
                                                       166    Cohu, Inc.                                                      3,796
                                                        94    Franklin Electric Co., Inc.                                     3,717
                                                       238    General Cable Corp. (b)                                         4,689
                                                       172    Genlyte Group, Inc. (b)                                         9,214
                                                       160    Littelfuse, Inc. (b)                                            4,360
                                                       198    MKS Instruments, Inc. (b)                                       3,542
                                                        70    Powell Industries, Inc. (b)                                     1,257
                                                       490    Power-One, Inc. (b)                                             2,950
                                                       135    Sonic Solutions, Inc. (b)                                       2,040
                                                       191    Spatialight, Inc. (b)(e)                                          674
                                                       427    Taser International, Inc. (b)(e)                                2,976
                                                       244    Technitrol, Inc.                                                4,172
                                                        92    Triumph Group, Inc. (b)                                         3,368
                                                                                                                        -----------
                                                                                                                             59,870
-----------------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance - 0.1%                 500    Maytag Corp.                                                    9,410
                                                        20    National Presto Industries, Inc.                                  887
                                                                                                                        -----------
                                                                                                                             10,297
-----------------------------------------------------------------------------------------------------------------------------------
Electronics - 0.4%                                     508    Aeroflex, Inc. (b)                                              5,461
                                                       214    Agilysys, Inc.                                                  3,899
                                                        79    Daktronics, Inc.                                                2,336
                                                       134    II-VI, Inc. (b)                                                 2,395
                                                       491    Kopin Corp. (b)                                                 2,627
                                                       626    MRV Communications, Inc. (b)                                    1,283
                                                       249    Methode Electronics, Inc.                                       2,483
                                                        57    Multi-Fineline Electronix, Inc. (b)                             2,746
                                                       105    Park Electrochemical Corp.                                      2,728
                                                       400    Semtech Corp. (b)                                               7,304
                                                        42    Supertex, Inc. (b)                                              1,858
                                                                                                                        -----------
                                                                                                                             35,120
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments, Gauges & Meters - 0.2         81%   Faro Technologies, Inc. (b)                                     1,620
                                                       155    Itron, Inc. (b)                                                 6,206
                                                        67    Keithley Instruments, Inc.                                        937
                                                        56    Measurement Specialties, Inc. (b)                               1,364
                                                       156    Metrologic Instruments, Inc. (b)                                3,005
                                                                                                                        -----------
                                                                                                                             13,132
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems - 1.0%                     65    Analogic Corp.                                                  3,110
                                                        93    Aspect Medical Systems, Inc. (b)                                3,195
                                                       200    Bruker BioSciences Corp. (b)                                      972
                                                       152    Candela Corp. (b)                                               2,195
                                                        66    Datascope Corp.                                                 2,181
                                                       334    EPIX Pharmaceuticals, Inc. (b)                                  1,349
                                                       310    eResearch Technology, Inc. (b)                                  4,681

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       156    Greatbatch, Inc. (b)                                      $     4,058
                                                       143    Haemonetics Corp. (b)                                           6,987
                                                       200    HealthTronics, Inc. (b)                                         1,530
                                                       294    Hologic, Inc. (b)                                              11,148
                                                       222    Illumina, Inc. (b)                                              3,130
                                                        63    IntraLase Corp. (b)                                             1,123
                                                       229    Intuitive Surgical, Inc. (b)                                   26,855
                                                       143    Luminex Corp. (b)                                               1,662
                                                       100    Neurometrix, Inc. (b)                                           2,728
                                                        58    Quality Systems, Inc.                                           4,452
                                                       100    Somanetics Corp. (b)                                            3,100
                                                       222    TriPath Imaging, Inc. (b)                                       1,341
                                                        74    Zoll Medical Corp. (b)                                          1,864
                                                                                                                        -----------
                                                                                                                             87,661
-----------------------------------------------------------------------------------------------------------------------------------
Electronics:                                           178    AMIS Holdings, Inc. (b)                                         1,896
Semi-Conductors/Components - 2.6%                      191    Actel Corp. (b)                                                 2,431
                                                       800    Amkor Technology, Inc. (b)                                      4,480
                                                     1,900    Applied Micro Circuits Corp. (b)                                4,883
                                                     2,600    Atmel Corp. (b)                                                 8,034
                                                       200    Bell Microproducts, Inc. (b)                                    1,530
                                                       508    Cirrus Logic, Inc. (b)                                          3,393
                                                     2,800    Conexant Systems, Inc. (b)                                      6,328
                                                       800    Cypress Semiconductor Corp. (b)                                11,400
                                                       213    DSP Group, Inc. (b)                                             5,338
                                                        91    Diodes, Inc. (b)                                                2,826
                                                       296    Exar Corp. (b)                                                  3,706
                                                        64    Excel Technology, Inc. (b)                                      1,522
                                                       700    Fairchild Semiconductor International, Inc. (b)                11,837
                                                       198    Formfactor, Inc. (b)                                            4,837
                                                       194    Genesis Microchip, Inc. (b)                                     3,509
                                                       153    IXYS Corp. (b)                                                  1,789
                                                     1,319    Integrated Device Technology, Inc. (b)                         17,384
                                                       268    Integrated Silicon Solutions, Inc. (b)                          1,726
                                                       200    International DisplayWorks, Inc. (b)                            1,188
                                                       694    Lattice Semiconductor Corp. (b)                                 2,998
                                                       200    Leadis Technology, Inc. (b)                                     1,030
                                                       242    MIPS Technologies, Inc. (b)                                     1,375
                                                       421    Micrel, Inc. (b)                                                4,884
                                                       374    Microsemi Corp. (b)                                            10,345
                                                       297    Microtune, Inc. (b)                                             1,238
                                                       100    Monolithic Power Systems, Inc. (b)                              1,499
                                                       100    Netlogic Microsystems, Inc. (b)                                 2,724
                                                       838    ON Semiconductor Corp. (b)                                      4,634
                                                       382    Omnivision Technologies, Inc. (b)                               7,625
                                                       117    PLX Technology, Inc. (b)                                        1,006
                                                     1,200    PMC-Sierra, Inc. (b)                                            9,252
                                                       183    Pericom Semiconductor Corp. (b)                                 1,459
                                                       244    Pixelworks, Inc. (b)                                            1,240
                                                       154    Portalplayer, Inc. (b)                                          4,361
                                                     1,186    RF Micro Devices, Inc. (b)                                      6,416
                                                       600    Rambus, Inc. (b)                                                9,714
                                                       170    Sigmatel, Inc. (b)                                              2,227


FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       472    Silicon Image, Inc. (b)                                   $     4,272
                                                       200    Silicon Laboratories, Inc. (b)                                  7,332
                                                       593    Silicon Storage Technology, Inc. (b)                            2,995
                                                       255    Sirf Technology Holdings, Inc. (b)                              7,599
                                                       955    Skyworks Solutions, Inc. (b)                                    4,861
                                                       100    Sunpower Corp. Class A (b)                                      3,399
                                                       261    Tessera Technologies, Inc. (b)                                  6,747
                                                       900    Transwitch Corp. (b)                                            1,647
                                                       839    Triquint Semiconductor, Inc. (b)                                3,734
                                                     1,360    Vitesse Semiconductor Corp. (b)                                 2,611
                                                        42    Volterra Semiconductor Corp. (b)                                  630
                                                                                                                        -----------
                                                                                                                            219,891
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Technology - 0.7%                         100    3D Systems Corp. (b)                                            1,800
                                                       100    American Science & Engineering, Inc. (b)                        6,237
                                                       224    Checkpoint Systems, Inc. (b)                                    5,522
                                                       186    Coherent, Inc. (b)                                              5,520
                                                        86    Cubic Corp.                                                     1,717
                                                       168    DRS Technologies, Inc.                                          8,639
                                                        90    EDO Corp.                                                       2,435
                                                       100    Essex Corp. (b)                                                 1,705
                                                       100    Herley Industries, Inc. (b)                                     1,651
                                                       546    Identix, Inc. (b)                                               2,735
                                                        81    Innovative Solutions & Support, Inc. (b)                        1,035
                                                       198    Intermagnetics General Corp. (b)                                6,316
                                                       200    Ionatron, Inc. (b)                                              2,022
                                                       534    Kemet Corp. (b)                                                 3,775
                                                       100    LaBarge, Inc. (b)                                               1,437
                                                        76    Scansource, Inc. (b)                                            4,156
                                                                                                                        -----------
                                                                                                                             56,702
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment - 0.0%                                263    Global Power Equipment Group, Inc. (b)                          1,189
                                                       323    Plug Power, Inc. (b)                                            1,657
                                                                                                                        -----------
                                                                                                                              2,846
-----------------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous - 0.6%                             70    Alon USA Energy, Inc. (b)                                       1,375
                                                        27    Crosstex Energy, Inc.                                           1,703
                                                       400    Evergreen Solar, Inc. (b)                                       4,260
                                                       312    FuelCell Energy, Inc. (b)                                       2,643
                                                       117    Holly Corp.                                                     6,888
                                                       380    KFX, Inc. (b)                                                   6,502
                                                        76    Ormat Technologies, Inc.                                        1,987
                                                       108    Penn Virginia Corp.                                             6,199
                                                       248    Syntroleum Corp. (b)                                            2,239
                                                       247    Tetra Technologies, Inc. (b)                                    7,538
                                                       206    Veritas DGC, Inc. (b)                                           7,311
                                                                                                                        -----------
                                                                                                                             48,645
-----------------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting Services - 0.3%              100    Clean Harbors, Inc. (b)                                         2,881
                                                       272    Dycom Industries, Inc. (b)                                      5,984
                                                        45    Layne Christensen Co. (b)                                       1,144
                                                       734    Quanta Services, Inc. (b)                                       9,667
                                                       192    URS Corp. (b)                                                   7,221
                                                                                                                        -----------
                                                                                                                             26,897
-----------------------------------------------------------------------------------------------------------------------------------
Entertainment - 0.2%                                    64    Carmike Cinemas, Inc.                                           1,623
                                                       100    Dover Motorsports, Inc.                                           611
                                                       213    Gaylord Entertainment Co. (b)                                   9,285

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        67    Lodgenet Entertainment Corp. (b)                          $       934
                                                       186    Movie Gallery, Inc.                                             1,043
                                                        85    Speedway Motorsports, Inc.                                      2,947
                                                                                                                        -----------
                                                                                                                             16,443
-----------------------------------------------------------------------------------------------------------------------------------
Fertilizers - 0.0%                                     555    Terra Industries, Inc. (b)                                      3,108
-----------------------------------------------------------------------------------------------------------------------------------
Finance Companies - 0.1%                               114    Accredited Home Lenders Holding Co. (b)                         5,652
                                                        75    Asta Funding, Inc.                                              2,050
                                                        91    World Acceptance Corp. (b)                                      2,594
                                                                                                                        -----------
                                                                                                                             10,296
-----------------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan - 0.1%                             450    Advance America, Cash Advance Centers, Inc.                     5,580
                                                        76    Collegiate Funding Services LLC (b)                             1,501
                                                        91    Encore Capital Group, Inc. (b)                                  1,579
                                                                                                                        -----------
                                                                                                                              8,660
-----------------------------------------------------------------------------------------------------------------------------------
Financial Data Processing Services & Systems - 0.9%    173    Advent Software, Inc. (b)                                       5,001
                                                        68    CCC Information Services Group (b)                              1,783
                                                       111    CompuCredit Corp. (b)                                           4,271
                                                       217    Cybersource Corp. (b)                                           1,432
                                                       249    Digital Insight Corp. (b)                                       7,973
                                                       301    eFunds Corp. (b)                                                7,055
                                                       181    eSpeed, Inc. Class A (b)                                        1,396
                                                       384    Hypercom Corp. (b)                                              2,454
                                                        76    iPayment, Inc. (b)                                              3,156
                                                       400    Jack Henry & Associates, Inc.                                   7,632
                                                       200    John H. Harland Co.                                             7,520
                                                       214    Kronos, Inc. (b)                                                8,958
                                                       219    NDCHealth Corp.                                                 4,211
                                                       200    Online Resources Corp. (b)                                      2,210
                                                       308    PRG-Schultz International, Inc. (b)                               188
                                                       100    TNS, Inc. (b)                                                   1,918
                                                       300    TradeStation Group, Inc. (b)                                    3,714
                                                       270    Wright Express Corp. (b)                                        5,940
                                                                                                                        -----------
                                                                                                                             76,812
-----------------------------------------------------------------------------------------------------------------------------------
Financial Information Services - 0.2%                  189    Factset Research Systems, Inc.                                  7,779
                                                       960    Homestore, Inc. (b)                                             4,896
                                                       100    Morningstar, Inc. (b)                                           3,464
                                                       430    S1 Corp. (b)                                                    1,870
                                                                                                                        -----------
                                                                                                                             18,009
-----------------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous - 0.8%                          72    ACE Cash Express, Inc. (b)                                      1,681
                                                       145    Advanta Corp. Class B                                           4,704
                                                        33    Asset Acceptance Capital Corp. (b)                                741
                                                       203    Cash America International, Inc.                                4,708
                                                        13    Enstar Group, Inc. (b)                                            861
                                                        71    Federal Agricultural Mortgage Corp. Class B                     2,125
                                                       126    Financial Federal Corp.                                         5,601
                                                        93    First Cash Financial Services, Inc. (b)                         2,712
                                                       100    Global Cash Access, Inc. (b)                                    1,459
                                                       119    Harris & Harris Group, Inc.                                     1,654
                                                       127    LandAmerica Financial Group, Inc.                               7,925
                                                       500    MoneyGram International, Inc.                                  13,040
                                                        90    Portfolio Recovery Associates, Inc. (b)                         4,180
                                                        53    Sanders Morris Harris Group, Inc.                                 869
                                                       321    Sotheby's Holdings, Inc. Class A (b)                            5,894
                                                        93    Sterling Bancorp                                                1,835
                                                       106    Stewart Information Services Corp.                              5,159

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        53    Triad Guaranty, Inc. (b)                                  $     2,331
                                                        48    WSFS Financial Corp.                                            2,940
                                                                                                                        -----------
                                                                                                                             70,419
-----------------------------------------------------------------------------------------------------------------------------------
Foods - 0.8%                                           122    American Italian Pasta Co. Class A                                830
                                                       289    Chiquita Brands International, Inc.                             5,783
                                                       328    Flowers Foods, Inc.                                             9,040
                                                       192    Hain Celestial Group, Inc. (b)                                  4,063
                                                        30    J&J Snack Foods Corp.                                           1,782
                                                        53    John B. Sanfilippo & Son, Inc. (b)                                685
                                                       195    Lance, Inc.                                                     3,633
                                                       100    M&F Worldwide Corp. (b)                                         1,632
                                                       300    NBTY, Inc. (b)                                                  4,875
                                                        90    Natures Sunshine Prods, Inc.                                    1,627
                                                       222    Performance Food Group Co. (b)                                  6,298
                                                        70    Premium Standard Farms, Inc.                                    1,047
                                                        36    Provide Commerce, Inc. (b)                                      1,192
                                                       194    Ralcorp Holdings, Inc. (b)                                      7,743
                                                        78    Sanderson Farms, Inc.                                           2,381
                                                         2    Seaboard Corp.                                                  3,022
                                                       289    Sensient Technologies Corp.                                     5,173
                                                       100    Tootsie Roll Industries, Inc.                                   2,893
                                                                                                                        -----------
                                                                                                                             63,699
-----------------------------------------------------------------------------------------------------------------------------------
Forest Products - 0.3%                                  54    Deltic Timber Corp.                                             2,800
                                                       310    Longview Fibre Co.                                              6,451
                                                       204    Potlatch Corp.                                                 10,400
                                                        93    Universal Forest Products, Inc.                                 5,138
                                                                                                                        -----------
                                                                                                                             24,789
-----------------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services - 0.1%                  193    Ennis, Inc.                                                     3,507
                                                       100    The Standard Register Co.                                       1,581
                                                                                                                        -----------
                                                                                                                              5,088
-----------------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries - 0.1%                    296    Alderwoods Group, Inc. (b)                                      4,698
                                                       653    Stewart Enterprises, Inc. Class A                               3,533
                                                                                                                        -----------
                                                                                                                              8,231
-----------------------------------------------------------------------------------------------------------------------------------
Glass - 0.0%                                           219    Apogee Enterprises, Inc.                                        3,552
-----------------------------------------------------------------------------------------------------------------------------------
Gold - 0.1%                                          1,647    Coeur d'Alene Mines Corp. (b)                                   6,588
                                                       133    Royal Gold, Inc.                                                4,619
                                                                                                                        -----------
                                                                                                                             11,207
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Facilities - 0.8%                          202    American Healthways, Inc. (b)                                   9,140
                                                       672    Beverly Enterprises, Inc. (b)                                   7,842
                                                       100    Brookdale Senior Living, Inc.                                   2,981
                                                       143    Genesis HealthCare Corp. (b)                                    5,222
                                                       190    Kindred Healthcare, Inc. (b)                                    4,894
                                                       114    LCA-Vision, Inc.                                                5,416
                                                        32    National Healthcare Corp.                                       1,196
                                                       300    PainCare Holdings, Inc. (b)                                       978
                                                       121    Psychiatric Solutions, Inc. (b)                                 7,108
                                                       100    Radiation Therapy Services, Inc. (b)                            3,531
                                                        96    Res-Care, Inc. (b)                                              1,668
                                                       194    Sunrise Senior Living, Inc. (b)                                 6,540
                                                       297    United Surgical Partners International, Inc. (b)                9,549
                                                                                                                        -----------
                                                                                                                             66,065
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Management Services - 0.6%                 211    Allscripts Healthcare Solutions, Inc. (b)                       2,827
                                                       215    Amsurg Corp. (b)                                                4,915
                                                       300    Bioscript, Inc. (b)                                             2,262

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       284    Centene Corp. (b)                                         $     7,466
                                                        63    Computer Programs & Systems, Inc.                               2,610
                                                        28    Corvel Corp. (b)                                                  532
                                                       223    Eclipsys Corp. (b)                                              4,221
                                                       324    Hooper Holmes, Inc.                                               826
                                                       100    Horizon Health Corp. (b)                                        2,263
                                                        58    Molina Healthcare, Inc. (b)                                     1,545
                                                       141    Pediatrix Medical Group, Inc. (b)                              12,488
                                                       172    Per-Se Technologies, Inc. (b)                                   4,018
                                                       300    Phase Forward, Inc. (b)                                         2,925
                                                       100    Vital Images, Inc. (b)                                          2,615
                                                        49    WellCare Health Plans, Inc. (b)                                 2,002
                                                                                                                        -----------
                                                                                                                             53,515
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Services - 0.5%                            100    Adeza Biomedical Corp. (b)                                      2,105
                                                       107    Alliance Imaging, Inc. (b)                                        637
                                                       200    Allied Healthcare International, Inc. (b)                       1,228
                                                        97    Amedisys, Inc. (b)                                              4,097
                                                       100    America Retirement Corp. (b)                                    2,513
                                                       315    Apria Healthcare Group, Inc. (b)                                7,595
                                                        73    Bio-Reference Labs, Inc. (b)                                    1,373
                                                       193    Gentiva Health Services, Inc. (b)                               2,845
                                                       245    Healthcare Services Group                                       5,074
                                                       124    IDX Systems Corp. (b)                                           5,446
                                                       115    Matria Healthcare, Inc. (b)                                     4,457
                                                       261    Odyssey HealthCare, Inc. (b)                                    4,865
                                                        72    Symbion, Inc. (b)                                               1,656
                                                        78    VistaCare, Inc. Class A (b)                                       975
                                                                                                                        -----------
                                                                                                                             44,866
-----------------------------------------------------------------------------------------------------------------------------------
Homebuilding - 0.2%                                     86    Levitt Corp. Class A                                            1,956
                                                        89    M/I Homes, Inc.                                                 3,615
                                                        52    Technical Olympic USA, Inc.                                     1,097
                                                       207    WCI Communities, Inc. (b)                                       5,558
                                                        22    William Lyon Homes, Inc. (b)                                    2,220
                                                                                                                        -----------
                                                                                                                             14,446
-----------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.0%                                     100    Lodgian, Inc. (b)                                               1,073
                                                       111    Marcus Corp.                                                    2,608
                                                                                                                        -----------
                                                                                                                              3,681
-----------------------------------------------------------------------------------------------------------------------------------
Household Furnishings - 0.4%                            60    American Woodmark Corp.                                         1,487
                                                        43    Bassett Furniture Industries, Inc.                                795
                                                       188    The Bombay Co., Inc. (b)                                          556
                                                       205    Ethan Allen Interiors, Inc.                                     7,489
                                                       306    Furniture Brands International, Inc.                            6,833
                                                       144    Haverty Furniture Cos., Inc.                                    1,856
                                                       378    La-Z-Boy, Inc.                                                  5,126
                                                       110    Libbey, Inc.                                                    1,124
                                                       258    Select Comfort Corp. (b)                                        7,056
                                                        52    Stanley Furniture Co., Inc.                                     1,205
                                                                                                                        -----------
                                                                                                                             33,527
-----------------------------------------------------------------------------------------------------------------------------------
Identification Control & Filter Devices - 0.8%         169    Advanced Energy Industries, Inc. (b)                            1,999
                                                       257    Artesyn Technologies, Inc. (b)                                  2,647
                                                       259    Asyst Technologies Inc. (b)                                     1,481
                                                       146    C&D Technologies, Inc.                                          1,113
                                                       300    Crane Co.                                                      10,581
                                                       158    ESCO Technologies, Inc. (b)                                     7,029

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       100    Flanders Corp. (b)                                        $     1,216
                                                       341    Flowserve Corp. (b)                                            13,490
                                                        39    The Gorman-Rupp Co.                                               862
                                                       134    Mine Safety Appliances Co.                                      4,852
                                                       206    Paxar Corp. (b)                                                 4,044
                                                        52    Robbins & Myers, Inc.                                           1,058
                                                       190    Veeco Instruments, Inc. (b)                                     3,293
                                                       105    Vicor Corp.                                                     1,660
                                                        92    Viisage Technology, Inc. (b)                                    1,613
                                                       174    Watts Water Technologies, Inc. Class A                          5,270
                                                       167    X-Rite, Inc.                                                    1,670
                                                                                                                        -----------
                                                                                                                             63,878
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Producers - 0.0%                            100    TAL International Group, Inc. (b)                               2,065
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%                                 374    American Equity Investment Life Holding Co.                     4,881
                                                       170    Ceres Group, Inc. (b)                                             879
                                                       166    Citizens, Inc. (b)                                                904
                                                       152    Delphi Financial Group Class A                                  6,994
                                                       100    Great American Financial Resources, Inc.                        1,984
                                                        14    Kansas City Life Insurance Co.                                    705
                                                        16    National Western Life Insurance Co. Class A                     3,311
                                                       586    The Phoenix Cos., Inc.                                          7,993
                                                       112    Presidential Life Corp.                                         2,132
                                                       206    Universal American Financial Corp. (b)                          3,106
                                                                                                                        -----------
                                                                                                                             32,889
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line - 0.5%                           186    Alfa Corp.                                                      2,995
                                                        66    CNA Surety Corp. (b)                                              962
                                                       100    Crawford & Co. Class B                                            576
                                                        65    FBL Financial Group, Inc. Class A                               2,133
                                                       145    HealthExtras, Inc. (b)                                          3,639
                                                       190    Hilb Rogal & Hobbs Co.                                          7,317
                                                       256    Horace Mann Educators Corp.                                     4,854
                                                       100    KMG America Corp (b)                                              918
                                                       100    Pico Holdings, Inc. (b)                                         3,226
                                                       238    UICI                                                            8,451
                                                       120    Zenith National Insurance Corp.                                 5,534
                                                                                                                        -----------
                                                                                                                             40,605
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Property-Casualty - 1.2%                    210    21st Century Insurance Group                                    3,398
                                                       100    Affirmative Insurance Holdings, Inc.                            1,459
                                                        67    American Physicians Capital, Inc. (b)                           3,068
                                                       178    Argonaut Group, Inc. (b)                                        5,833
                                                        35    Baldwin & Lyons, Inc. Class B                                     850
                                                        75    Bristol West Holdings, Inc.                                     1,427
                                                       711    Covanta Holding Corp. (b)                                      10,708
                                                       120    Direct General Corp.                                            2,028
                                                        64    FPIC Insurance Group, Inc. (b)                                  2,221
                                                        87    First Acceptance Corp. (b)                                        895
                                                       400    Fremont General Corp.                                           9,292
                                                        65    Harleysville Group, Inc.                                        1,722
                                                       150    Infinity Property & Casualty Corp.                              5,581
                                                        44    The Midland Co.                                                 1,586
                                                        73    Navigators Group, Inc. (b)                                      3,184
                                                       426    Ohio Casualty Corp.                                            12,064
                                                       210    PMA Capital Corp. Class A (b)                                   1,917
                                                       160    ProAssurance Corp. (b)                                          7,782
                                                       136    RLI Corp.                                                       6,782

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        82    Safety Insurance Group, Inc.                              $     3,310
                                                       194    Selective Insurance Group                                      10,301
                                                        70    State Auto Financial Corp.                                      2,552
                                                       125    Tower Group, Inc.                                               2,747
                                                       110    United Fire & Casualty Co.                                      4,447
                                                                                                                        -----------
                                                                                                                            105,154
-----------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.5%                 355    Apollo Investment Corp.                                         6,365
                                                       190    Ares Capital Corp.                                              3,053
                                                       165    Calamos Asset Management, Inc. Class A                          5,189
                                                        12    Capital Southwest Corp.                                         1,086
                                                        33    GAMCO Investors, Inc. Class A                                   1,436
                                                       251    MCG Capital Corp.                                               3,662
                                                       124    NGP Capital Resources Co.                                       1,628
                                                       208    National Financial Partners Corp.                              10,930
                                                       400    Waddell & Reed Financial, Inc. Class A                          8,388
                                                                                                                        -----------
                                                                                                                             41,737
-----------------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches & Gemstones - 0.1%                    105    Charles & Colvard Ltd.                                          2,121
                                                       300    Fossil, Inc. (b)                                                6,453
                                                       122    Movado Group, Inc.                                              2,233
                                                                                                                        -----------
                                                                                                                             10,807
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Time - 0.4%                                    469    Callaway Golf Co.                                               6,491
                                                       140    Great Wolf Resorts, Inc. (b)                                    1,443
                                                       249    K2, Inc. (b)                                                    2,517
                                                       163    Life Time Fitness, Inc. (b)                                     6,209
                                                       300    Majesco Entertainment Co. (b)                                     351
                                                       567    Six Flags, Inc. (b)                                             4,372
                                                        59    Steinway Musical Instruments, Inc. (b)                          1,505
                                                       190    Sturm Ruger & Co., Inc.                                         1,332
                                                       146    Vail Resorts, Inc. (b)                                          4,822
                                                       101    West Marine, Inc. (b)                                           1,412
                                                                                                                        -----------
                                                                                                                             30,454
-----------------------------------------------------------------------------------------------------------------------------------
Machine Tools - 0.1%                                   208    Lincoln Electric Holdings, Inc.                                 8,249
-----------------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering - 0.1%                         188    Applied Industrial Technologies, Inc.                           6,334
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural - 0.2%                         500    AGCO Corp. (b)                                                  8,285
                                                       150    Gehl Co. (b)                                                    3,937
                                                        59    Lindsay Manufacturing Co.                                       1,135
                                                                                                                        -----------
                                                                                                                             13,357
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Construction & Handling - 0.3%              120    ASV, Inc. (b)                                                   2,998
                                                        69    Astec Industries, Inc. (b)                                      2,254
                                                       208    Manitowoc Co.                                                  10,446
                                                        26    NACCO Industries, Inc. Class A                                  3,046
                                                       166    Stewart & Stevenson Services, Inc.                              3,508
                                                                                                                        -----------
                                                                                                                             22,252
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Engines - 0.1%                              300    Briggs & Stratton Corp.                                        11,637
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty - 0.7%                 183    Actuant Corp. Class A                                          10,211
                                                       125    EnPro Industries, Inc. (b)                                      3,369
                                                       117    Gardner Denver, Inc. (b)                                        5,768
                                                        71    Kadant, Inc. (b)                                                1,313
                                                       251    Kennametal, Inc.                                               12,811
                                                        38    Middleby Corp. (b)                                              3,287
                                                       168    Nordson Corp.                                                   6,806
                                                       119    Tecumseh Products Co. Class A                                   2,726

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        63    Tennant Co.                                               $     3,276
                                                        57    Woodward Governor Co.                                           4,903
                                                                                                                        -----------
                                                                                                                             54,470
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment & Services - 1.4%        126    CARBO Ceramics, Inc.                                            7,122
                                                       530    Cal Dive International, Inc. (b)                               19,022
                                                       483    Global Industries Ltd. (b)                                      5,482
                                                        75    Gulf Island Fabrication, Inc.                                   1,823
                                                       577    Hanover Compressor Co. (b)                                      8,141
                                                       130    Hornbeck Offshore Services, Inc. (b)                            4,251
                                                       116    Hydril Co. (b)                                                  7,262
                                                       391    Input/Output, Inc. (b)                                          2,749
                                                        70    Lufkin Industries, Inc.                                         3,491
                                                       482    Newpark Resources, Inc. (b)                                     3,678
                                                       178    Oceaneering International, Inc. (b)                             8,861
                                                       217    Oil States International, Inc. (b)                              6,875
                                                       618    Parker Drilling Co. (b)                                         6,693
                                                       185    RPC, Inc.                                                       4,860
                                                       132    SEACOR Holdings, Inc. (b)                                       8,989
                                                       426    Superior Energy Services, Inc. (b)                              8,967
                                                        40    Superior Well Services, Inc. (b)                                  950
                                                       128    Universal Compression Holdings, Inc. (b)                        5,263
                                                       140    W-H Energy Services, Inc. (b)                                   4,631
                                                                                                                        -----------
                                                                                                                            119,110
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty - 0.4%                            110    Applied Films Corp. (b)                                         2,285
                                                        90    Bucyrus International, Inc.                                     4,743
                                                        71    Cascade Corp.                                                   3,331
                                                       232    Engineered Support Systems, Inc.                                9,660
                                                       309    JLG Industries, Inc.                                           14,109
                                                        73    Semitool, Inc. (b)                                                794
                                                       100    TurboChef Technologies, Inc. (b)                                1,436
                                                                                                                        -----------
                                                                                                                             36,358
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing - 0.1%                            437    Champion Enterprises, Inc. (b)                                  5,952
                                                       100    Palm Harbor Homes, Inc. (b)                                     1,880
                                                        33    Skyline Corp.                                                   1,201
                                                                                                                        -----------
                                                                                                                              9,033
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%                                   290    Federal Signal Corp.                                            4,353
                                                        63    Standex International Corp.                                     1,749
                                                                                                                        -----------
                                                                                                                              6,102
-----------------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments & Supplies - 2.3%         136    Abaxis, Inc. (b)                                                2,241
                                                        83    Abiomed, Inc. (b)                                                 767
                                                       419    Align Technology, Inc. (b)                                      2,711
                                                       456    American Medical Systems Holdings, Inc. (b)                     8,130
                                                        52    Animas Corp. (b)                                                1,256
                                                       111    Arrow International, Inc.                                       3,218
                                                       106    Bio-Rad Laboratories, Inc. Class A (b)                          6,937
                                                        91    Biosite, Inc. (b)                                               5,122
                                                       249    Cepheid, Inc. (b)                                               2,186
                                                       212    Conmed Corp. (b)                                                5,016
                                                       127    Cyberonics, Inc. (b)                                            4,102
                                                       105    DJ Orthopedics, Inc. (b)                                        2,896
                                                       141    Diagnostic Products Corp.                                       6,846
                                                       243    Encore Medical Corp. (b)                                        1,203

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        60    ev3, Inc. (b)                                             $       884
                                                       100    FoxHollow Technologies Inc. (b)                                 2,979
                                                       134    I-Flow Corp. (b)                                                1,959
                                                        84    ICU Medical, Inc. (b)                                           3,294
                                                       100    IRIS International, Inc. (b)                                    2,186
                                                       281    Immucor, Inc. (b)                                               6,564
                                                       182    Invacare Corp.                                                  5,731
                                                       100    Inverness Medical Innovations, Inc. (b)                         2,371
                                                       167    Kyphon, Inc. (b)                                                6,819
                                                        48    Landauer, Inc.                                                  2,212
                                                       112    Laserscope (b)                                                  2,516
                                                       216    Lifecell Corp. (b)                                              4,119
                                                       178    Mentor Corp.                                                    8,202
                                                       174    Merit Medical Systems, Inc. (b)                                 2,112
                                                       117    Molecular Devices Corp. (b)                                     3,385
                                                       100    NuVasive, Inc. (b)                                              1,810
                                                       321    OraSure Technologies, Inc. (b)                                  2,831
                                                       242    Owens & Minor, Inc.                                             6,662
                                                       415    PSS World Medical, Inc. (b)                                     6,159
                                                        90    Palomar Medical Technologies, Inc. (b)                          3,154
                                                       184    PolyMedica Corp.                                                6,158
                                                        87    SonoSite, Inc. (b)                                              3,046
                                                       100    Stereotaxis, Inc. (b)                                             861
                                                       441    Steris Corp.                                                   11,034
                                                       108    SurModics, Inc. (b)                                             3,995
                                                       241    Sybron Dental Specialties, Inc. (b)                             9,594
                                                       240    ThermoGenesis Corp. (b)                                         1,114
                                                       326    Thoratec Corp. (b)                                              6,745
                                                       194    Ventana Medical Systems, Inc. (b)                               8,216
                                                       183    Viasys Healthcare, Inc. (b)                                     4,703
                                                        24    Vital Signs, Inc.                                               1,028
                                                       176    West Pharmaceutical Services, Inc.                              4,405
                                                       189    Wright Medical Group, Inc. (b)                                  3,856
                                                                                                                        -----------
                                                                                                                            193,335
-----------------------------------------------------------------------------------------------------------------------------------
Medical Services - 0.2%                                 82    America Service Group, Inc. (b)                                 1,301
                                                       190    Magellan Health Services, Inc. (b)                              5,975
                                                       160    Option Care, Inc.                                               2,138
                                                       149    Parexel International Corp. (b)                                 3,019
                                                        90    RehabCare Group, Inc. (b)                                       1,818
                                                       100    US Physical Therapy, Inc. (b)                                   1,847
                                                                                                                        -----------
                                                                                                                             16,098
-----------------------------------------------------------------------------------------------------------------------------------
Metal Fabricating - 1.2%                                80    CIRCOR International, Inc.                                      2,053
                                                       402    Commercial Metals Co.                                          15,091
                                                       129    Encore Wire Corp. (b)                                           2,936
                                                       171    Kaydon Corp.                                                    5,496
                                                       181    Lone Star Technologies, Inc. (b)                                9,350
                                                       267    Maverick Tube Corp. (b)                                        10,643
                                                       146    NN, Inc.                                                        1,548
                                                       133    NS Group, Inc. (b)                                              5,561
                                                       156    Quanex Corp.                                                    7,795
                                                        60    RBC Bearings, Inc. (b)                                            975
                                                       118    RTI International Metals, Inc. (b)                              4,478

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       174    Reliance Steel & Aluminum Co.                             $    10,635
                                                       179    Ryerson, Inc.                                                   4,353
                                                       438    The Shaw Group, Inc. (b)                                       12,741
                                                       100    Superior Essex, Inc. (b)                                        2,016
                                                        75    Valmont Industries, Inc.                                        2,509
                                                                                                                        -----------
                                                                                                                             98,180
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous - 0.5%                 118    AMCOL International Corp.                                       2,421
                                                       107    Brush Engineered Materials, Inc. (b)                            1,701
                                                       144    Cleveland-Cliffs, Inc.                                         12,754
                                                       120    Compass Minerals International, Inc.                            2,945
                                                       613    GrafTech International Ltd. (b)                                 3,813
                                                       844    Hecla Mining Co. (b)                                            3,427
                                                       128    Minerals Technologies, Inc.                                     7,154
                                                       240    Stillwater Mining Co. (b)                                       2,777
                                                        62    Titanium Metals Corp. (b)                                       3,922
                                                                                                                        -----------
                                                                                                                             40,914
-----------------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain Processing - 0.1%               500    Corn Products International, Inc.                              11,945
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples - 0.0%                   70    Reddy Ice Holdings, Inc.                                        1,527
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Commodities - 0.2%           169    Ceradyne, Inc. (b)                                              7,402
                                                       197    Symyx Technologies, Inc. (b)                                    5,376
                                                        95    WD-40 Co.                                                       2,495
                                                                                                                        -----------
                                                                                                                             15,273
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Processing - 0.2%            196    Insituform Technologies, Inc. Class A (b)                       3,797
                                                       128    Metal Management, Inc.                                          2,977
                                                        99    Rogers Corp. (b)                                                3,879
                                                       505    USEC, Inc.                                                      6,035
                                                                                                                        -----------
                                                                                                                             16,688
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables - 0.2%                 514    BE Aerospace, Inc. (b)                                         11,308
                                                       161    Blount International, Inc. (b)                                  2,565
                                                                                                                        -----------
                                                                                                                             13,873
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology - 0.0%                        100    IHS, Inc. Class A (b)                                           2,052
-----------------------------------------------------------------------------------------------------------------------------------
Multi - Sector Companies - 0.5%                        332    GenCorp, Inc. (b)                                               5,893
                                                       178    Kaman Corp. Class A                                             3,505
                                                       190    Lancaster Colony Corp.                                          7,039
                                                       123    Raven Industries, Inc.                                          3,549
                                                        33    Sequa Corp. Class A (b)                                         2,279
                                                       257    Trinity Industries, Inc.                                       11,326
                                                       167    Walter Industries, Inc.                                         8,303
                                                                                                                        -----------
                                                                                                                             41,894
-----------------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business Equipment - 0.1%           110    Kimball International, Inc. Class B                             1,169
                                                       100    Knoll, Inc.                                                     1,711
                                                       230    Presstek, Inc. (b)                                              2,079
                                                                                                                        -----------
                                                                                                                              4,959
-----------------------------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.1%                                87    Atwood Oceanics, Inc. (b)                                       6,789
                                                       100    Hercules Offshore, Inc. (b)                                     2,841
                                                                                                                        -----------
                                                                                                                              9,630
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 2.7%                            100    ATP Oil & Gas Corp. (b)                                         3,701
                                                        67    Atlas America, Inc. (b)                                         4,035
                                                       130    Berry Petroleum Co. Class A                                     7,436
                                                        90    Bill Barrett Corp. (b)                                          3,475
                                                       208    Brigham Exploration Co. (b)                                     2,467
                                                        30    Bronco Drilling Co., Inc. (b)                                     690
                                                       309    Cabot Oil & Gas Corp. Class A                                  13,936
                                                        57    Callon Petroleum Co. (b)                                        1,006
                                                       100    Carrizo Oil & Gas, Inc. (b)                                     2,471

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       344    Cheniere Energy, Inc. (b)                                 $    12,804
                                                       508    Cimarex Energy Co.                                             21,849
                                                       249    Comstock Resources, Inc. (b)                                    7,597
                                                       112    Edge Petroleum Corp. (b)                                        2,790
                                                       258    Encore Acquisition Co. (b)                                      8,266
                                                       300    Endeavour International Corp. (b)                                 990
                                                       182    Energy Partners Ltd. (b)                                        3,966
                                                       231    FX Energy, Inc. (b)                                             1,843
                                                       362    Frontier Oil Corp.                                             13,586
                                                       400    Gasco Energy, Inc. (b)                                          2,612
                                                       100    Goodrich Petroleum Corp. (b)                                    2,515
                                                     1,239    Grey Wolf, Inc. (b)                                             9,577
                                                       212    Harvest Natural Resources, Inc. (b)                             1,883
                                                       192    Houston Exploration Co. (b)                                    10,138
                                                       137    McMoRan Exploration Co. (b)                                     2,708
                                                       559    Meridian Resource Corp. (b)                                     2,348
                                                       400    Parallel Petroleum Corp. (b)                                    6,804
                                                       428    PetroHawk Energy Corp. (b)                                      5,658
                                                       117    Petroleum Development Corp. (b)                                 3,901
                                                       400    Petroquest Energy, Inc. (b)                                     3,312
                                                       100    Pioneer Drilling Co. (b)                                        1,793
                                                       125    Remington Oil & Gas Corp. (b)                                   4,562
                                                       113    Resource America, Inc. Class A                                  1,927
                                                       400    St. Mary Land & Exploration Co.                                14,724
                                                       163    Stone Energy Corp. (b)                                          7,421
                                                       200    Swift Energy Co. (b)                                            9,014
                                                       306    Todco Class A                                                  11,646
                                                       100    Toreador Resources Corp. (b)                                    2,107
                                                       100    Tri-Valley Corp. (b)                                              778
                                                        90    W&T Offshore, Inc.                                              2,646
                                                       100    Warren Resources, Inc. (b)                                      1,582
                                                       234    Whiting Petroleum Corp. (b)                                     9,360
                                                                                                                        -----------
                                                                                                                            231,924
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic - 0.2%                        200    Delta Petroleum Corp. (b)                                       4,354
                                                        84    Giant Industries, Inc. (b)                                      4,365
                                                       297    KCS Energy, Inc. (b)                                            7,193
                                                                                                                        -----------
                                                                                                                             15,912
-----------------------------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.1%                               298    Ferro Corp.                                                     5,590
                                                       205    H.B. Fuller Co.                                                 6,574
                                                                                                                        -----------
                                                                                                                             12,164
-----------------------------------------------------------------------------------------------------------------------------------
Paper - 0.4%                                           159    Albany International Corp. Class A                              5,749
                                                       300    Bowater, Inc.                                                   9,216
                                                       156    Buckeye Technologies, Inc. (b)                                  1,256
                                                       215    Caraustar Industries, Inc. (b)                                  1,868
                                                       119    Chesapeake Corp.                                                2,021
                                                       200    Mercer International, Inc.-Sbi (b)                              1,572
                                                       100    Neenah Paper, Inc.                                              2,800
                                                       222    P.H. Glatfelter Co.                                             3,150
                                                       161    Rock-Tenn Co. Class A                                           2,198
                                                       274    Wausau Paper Corp.                                              3,247
                                                                                                                        -----------
                                                                                                                             33,077
-----------------------------------------------------------------------------------------------------------------------------------
Plastics - 0.0%                                        148    Spartech Corp.                                                  3,249
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Pollution Control & Environmental Services - 0.1%      100    American Ecology Corp.                                    $     1,443
                                                       356    Darling International, Inc. (b)                                 1,413
                                                        80    Duratek, Inc. (b)                                               1,194
                                                       233    Headwaters, Inc. (b)                                            8,258
                                                                                                                        -----------
                                                                                                                             12,308
-----------------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment - 0.1%                    179    Regal-Beloit Corp.                                              6,337
-----------------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services - 0.1%                     257    Bowne & Co., Inc.                                               3,814
                                                       400    Cenveo, Inc. (b)                                                5,264
                                                       100    TRM Corp. (b)                                                     745
                                                                                                                        -----------
                                                                                                                              9,823
-----------------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment - 1.3%                  82    ADE Corp. (b)                                                   1,973
                                                       189    ATMI, Inc. (b)                                                  5,286
                                                       148    August Technology Corp. (b)                                     1,627
                                                       694    Axcelis Technologies, Inc. (b)                                  3,310
                                                       530    Brooks Automation, Inc. (b)                                     6,641
                                                       280    Cognex Corp.                                                    8,425
                                                       572    Credence Systems Corp. (b)                                      3,981
                                                       238    Cymer, Inc. (b)                                                 8,451
                                                       132    Dionex Corp. (b)                                                6,479
                                                       170    Electro Scientific Industries, Inc. (b)                         4,105
                                                       200    Emcore Corp. (b)                                                1,484
                                                       692    Entegris, Inc. (b)                                              6,519
                                                       177    Esterline Technologies Corp. (b)                                6,583
                                                       139    FEI Co. (b)                                                     2,665
                                                       100    Intevac, Inc. (b)                                               1,320
                                                       474    Kulicke & Soffa Industries, Inc. (b)                            4,190
                                                       344    LTX Corp. (b)                                                   1,548
                                                       146    MTS Systems Corp.                                               5,057
                                                       290    Mattson Technology, Inc. (b)                                    2,917
                                                       123    Photon Dynamics, Inc. (b)                                       2,248
                                                       189    Photronics, Inc. (b)                                            2,846
                                                       106    Rofin-Sinar Technologies, Inc. (b)                              4,608
                                                        67    Rudolph Technologies, Inc. (b)                                    863
                                                       158    Ultratech, Inc. (b)                                             2,594
                                                       229    Varian Semiconductor Equipment Associates, Inc. (b)            10,060
                                                                                                                        -----------
                                                                                                                            105,780
-----------------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous - 0.4%                       153    Banta Corp.                                                     7,619
                                                        64    Consolidated Graphics, Inc. (b)                                 3,030
                                                        49    Courier Corp.                                                   1,683
                                                       186    Martha Stewart Living Omnimedia, Inc. Class A (b)               3,242
                                                       100    Playboy Enterprises, Inc. Class B (b)                           1,389
                                                       896    Primedia, Inc. (b)                                              1,443
                                                       619    The Reader's Digest Association, Inc. Class A                   9,421
                                                       213    Scholastic Corp. (b)                                            6,073
                                                        57    Thomas Nelson, Inc.                                             1,405
                                                                                                                        -----------
                                                                                                                             35,305
-----------------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers - 0.2%                          410    Hollinger International, Inc. Class A                           3,674
                                                       106    Journal Communications, Inc. Class A                            1,479
                                                       252    Journal Register Co.                                            3,767
                                                       100    Media General, Inc. Class A                                     5,070
                                                                                                                        -----------
                                                                                                                             13,990
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters - 0.6%                          62    Beasley Broadcasting Group, Inc. Class A                  $       838
                                                       200    Citadel Broadcasting Corp.                                      2,688
                                                       200    Cox Radio, Inc. Class A (b)                                     2,816
                                                       352    Cumulus Media, Inc. Class A (b)                                 4,368
                                                       349    Emmis Communications Corp. Class A (b)                          6,949
                                                       200    Entercom Communications Corp. (b)                               5,934
                                                        53    Fisher Communications, Inc. (b)                                 2,196
                                                       269    Gray Television, Inc.                                           2,642
                                                        93    Liberty Corp.                                                   4,353
                                                       201    Lin TV Corp. Class A (b)                                        2,239
                                                       500    Radio One, Inc. Class D (b)                                     5,175
                                                       158    Regent Communications, Inc. (b)                                   733
                                                        79    Saga Communications, Inc. Class A (b)                             859
                                                        81    Salem Communications Corp. Class A (b)                          1,417
                                                       334    Sinclair Broadcast Group, Inc. Class A                          3,073
                                                       284    Spanish Broadcasting System, Inc. Class A (b)                   1,451
                                                       100    WPT Enterprises, Inc. (b)                                         594
                                                       128    World Wrestling Entertainment, Inc.                             1,879
                                                        80    WorldSpace, Inc. Class A (b)                                    1,161
                                                                                                                        -----------
                                                                                                                             51,365
-----------------------------------------------------------------------------------------------------------------------------------
Railroad Equipment - 0.2%                              100    Freightcar America, Inc.                                        4,808
                                                        51    Greenbrier Cos., Inc.                                           1,448
                                                       285    Westinghouse Air Brake Technologies Corp.                       7,667
                                                                                                                        -----------
                                                                                                                             13,923
-----------------------------------------------------------------------------------------------------------------------------------
Railroads - 0.3%                                       231    Florida East Coast Industries, Inc.                             9,787
                                                        99    Genesee & Wyoming, Inc. Class A (b)                             3,717
                                                       426    Kansas City Southern (b)                                       10,407
                                                       213    RailAmerica, Inc. (b)                                           2,341
                                                                                                                        -----------
                                                                                                                             26,252
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.2%                                      20    Avatar Holdings, Inc. (b)                                       1,098
                                                       123    Bluegreen Corp. (b)                                             1,943
                                                        26    Consolidated-Tomoka Land Co.                                    1,843
                                                       100    Newkirk Realty Trust, Inc.                                      1,550
                                                       147    Sunterra Corp. (b)                                              2,090
                                                        38    Tejon Ranch Co. (b)                                             1,517
                                                       192    Trammell Crow Co. (b)                                           4,925
                                                                                                                        -----------
                                                                                                                             14,966
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT) - 5.6%            152    AMLI Residential Properties Trust                               5,784
                                                       288    Aames Investment Corp.                                          1,860
                                                       144    Acadia Realty Trust                                             2,887
                                                       197    Affordable Residential Communities                              1,877
                                                        10    Alexander's, Inc. (b)                                           2,455
                                                       135    Alexandria Real Estate Equities, Inc.                          10,868
                                                        75    American Campus Communities, Inc.                               1,860
                                                       265    American Home Mortgage Investment Corp.                         8,631
                                                       312    Anthracite Capital, Inc.                                        3,285
                                                       249    Anworth Mortgage Asset Corp.                                    1,818
                                                        29    Arbor Realty Trust, Inc.                                          752
                                                       187    Ashford Hospitality Trust, Inc.                                 1,962
                                                       113    Bedford Property Investors, Inc.                                2,479
                                                       160    Bimini Mortgage Management, Inc. Class A                        1,448
                                                       298    BioMed Realty Trust, Inc.                                       7,271
                                                       200    Boykin Lodging Co. (b)                                          2,444
                                                       334    Brandywine Realty Trust                                         9,322

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       110    Capital Lease Funding, Inc.                               $     1,158
                                                        61    Capital Trust, Inc.                                             1,786
                                                       143    Cedar Shopping Centers, Inc.                                    2,012
                                                        56    CentraCore Properties Trust                                     1,505
                                                       211    Colonial Properties Trust                                       8,858
                                                        90    Columbia Equity Trust, Inc.                                     1,454
                                                       317    Commercial Net Lease Realty                                     6,457
                                                       226    Corporate Office Properties Trust                               8,032
                                                       254    Cousins Properties, Inc.                                        7,188
                                                       100    CRIIMI MAE, Inc. (b)                                            1,980
                                                       170    Deerfield Triarc Capital Corp.                                  2,329
                                                       200    DiamondRock Hospitality Co.                                     2,392
                                                        96    Digital Realty Trust, Inc.                                      2,172
                                                       390    ECC Capital Corp.                                                 881
                                                       126    Eastgroup Properties, Inc.                                      5,690
                                                       130    Education Realty Trust, Inc.                                    1,676
                                                       179    Entertainment Properties Trust                                  7,294
                                                       377    Equity Inns, Inc.                                               5,108
                                                       109    Equity Lifestyle Properties, Inc.                               4,851
                                                       204    Equity One, Inc.                                                4,716
                                                       211    Extra Space Storage, Inc.                                       3,249
                                                       359    FelCor Lodging Trust, Inc.                                      6,178
                                                       330    Fieldstone Investment Corp.                                     3,914
                                                       284    First Industrial Realty Trust, Inc.                            10,934
                                                       100    First Potomac Realty Trust                                      2,660
                                                       295    GMH Communities Trust                                           4,575
                                                        99    Getty Realty Corp.                                              2,603
                                                       207    Glenborough Realty Trust, Inc.                                  3,747
                                                       217    Glimcher Realty Trust                                           5,277
                                                       177    Government Properties Trust, Inc.                               1,651
                                                        39    Gramercy Capital Corp.                                            888
                                                       164    Heritage Property Investment Trust                              5,478
                                                       200    Hersha Hospitality Trust                                        1,802
                                                       185    Highland Hospitality Corp.                                      2,044
                                                       372    Highwoods Properties, Inc.                                     10,583
                                                       228    Home Properties, Inc.                                           9,302
                                                       279    HomeBanc Corp.                                                  2,087
                                                       470    IMPAC Mortgage Holdings, Inc.                                   4,423
                                                       400    Inland Real Estate Corp.                                        5,916
                                                       284    Innkeepers USA Trust                                            4,544
                                                       244    Investors Real Estate Trust                                     2,252
                                                        80    JER Investors Trust, Inc.                                       1,356
                                                       199    Kilroy Realty Corp.                                            12,318
                                                       219    Kite Realty Group Trust                                         3,388
                                                        73    LTC Properties, Inc.                                            1,535
                                                     1,194    La Quinta Corp. (b)                                            13,301
                                                       168    LaSalle Hotel Properties                                        6,169
                                                       296    Lexington Corporate Properties Trust                            6,305
                                                       282    Luminent Mortgage Capital, Inc.                                 2,118
                                                       477    MFA Mortgage Investments, Inc.                                  2,719
                                                       242    Maguire Properties, Inc.                                        7,478
                                                        90    Medical Properties Trust, Inc.                                    880
                                                       572    Meristar Hospitality Corp. (b)                                  5,377
                                                       130    Mid-America Apartment Communities, Inc.                         6,305

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                        25    MortgageIT Holdings, Inc.                                 $       342
                                                       134    National Health Investors, Inc.                                 3,479
                                                       460    Nationwide Health Properties, Inc.                              9,844
                                                       321    Newcastle Investment Corp.                                      7,977
                                                       100    NorthStar Realty Finance Corp.                                  1,019
                                                       188    Novastar Financial, Inc.                                        5,285
                                                       374    Omega Healthcare Investors, Inc.                                4,709
                                                       120    Origen Financial, Inc.                                            854
                                                        93    PS Business Parks, Inc.                                         4,576
                                                        82    Parkway Properties, Inc.                                        3,291
                                                       196    Pennsylvania Real Estate Investment Trust                       7,323
                                                       277    Post Properties, Inc.                                          11,066
                                                       307    Prentiss Properties Trust                                      12,489
                                                       186    RAIT Investment Trust                                           4,821
                                                        79    Ramco-Gershenson Properties Trust                               2,105
                                                       124    Redwood Trust, Inc.                                             5,116
                                                        61    Saul Centers, Inc.                                              2,202
                                                       348    Saxon Capital Inc.                                              3,943
                                                       380    Senior Housing Properties Trust                                 6,426
                                                       100    Sizeler Property Investors, Inc.                                1,285
                                                        93    Sovran Self Storage, Inc.                                       4,368
                                                       440    Spirit Finance Corp.                                            4,994
                                                       204    Strategic Hotel Capital, Inc.                                   4,198
                                                        94    Sun Communities, Inc.                                           2,952
                                                       169    Sunstone Hotel Investors, Inc.                                  4,490
                                                       198    Tanger Factory Outlet Centers, Inc.                             5,691
                                                       103    Tarragon Corp. (b)                                              2,124
                                                       312    Taubman Centers, Inc.                                          10,842
                                                       133    The Town & Country Trust                                        4,497
                                                       382    Trustreet Properties, Inc.                                      5,585
                                                       308    U-Store-It Trust                                                6,483
                                                        62    Universal Health Realty Income Trust                            1,943
                                                       110    Urstadt Biddle Properties, Inc. Class A                         1,783
                                                       261    Washington Real Estate Investment Trust                         7,921
                                                       112    Winston Hotels, Inc.                                            1,109
                                                                                                                        -----------
                                                                                                                            475,030
-----------------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats - 0.3%                    98    Arctic Cat, Inc.                                                1,966
                                                       121    Coachmen Industries, Inc.                                       1,429
                                                       329    Fleetwood Enterprises, Inc. (b)                                 4,063
                                                        63    Marine Products Corp.                                             661
                                                       191    Monaco Coach Corp.                                              2,540
                                                       249    Thor Industries, Inc.                                           9,977
                                                       181    Winnebago Industries, Inc.                                      6,024
                                                                                                                        -----------
                                                                                                                             26,660
-----------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Commercial - 0.3%            90    Electro Rent Corp. (b)                                          1,342
                                                       309    GATX Corp.                                                     11,149
                                                        59    Marlin Business Services, Inc. (b)                              1,410
                                                       106    McGrath RentCorp                                                2,947
                                                       367    United Rentals, Inc. (b)                                        8,584
                                                       100    Williams Scotsman International, Inc. (b)                       1,731
                                                                                                                        -----------
                                                                                                                             27,163
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services: Consumer - 0.3%             231    Aaron Rents, Inc.                                         $     4,869
                                                        54    Amerco, Inc. (b)                                                3,891
                                                       171    Dollar Thrifty Automotive Group (b)                             6,168
                                                       214    Rent-Way, Inc. (b)                                              1,367
                                                       146    WESCO International, Inc. (b)                                   6,239
                                                                                                                        -----------
                                                                                                                             22,534
-----------------------------------------------------------------------------------------------------------------------------------
Restaurants - 1.4%                                     100    AFC Enterprises, Inc.                                           1,512
                                                       100    BJ's Restaurants, Inc. (b)                                      2,286
                                                       251    Bob Evans Farms, Inc.                                           5,788
                                                        52    Buffalo Wild Wings, Inc. (b)                                    1,727
                                                       234    CEC Entertainment, Inc. (b)                                     7,965
                                                       320    CKE Restaurants, Inc.                                           4,323
                                                       148    California Pizza Kitchen, Inc. (b)                              4,732
                                                        95    Dave & Buster's, Inc. (b)                                       1,673
                                                       600    Denny's Corp. (b)                                               2,388
                                                       132    Domino's Pizza, Inc.                                            3,194
                                                       122    IHOP Corp.                                                      5,723
                                                       254    Jack in the Box, Inc. (b)                                       8,872
                                                       384    Krispy Kreme Doughnuts, Inc. (b)                                2,204
                                                       159    Landry's Restaurants, Inc.                                      4,247
                                                       122    Lone Star Steakhouse & Saloon, Inc.                             2,896
                                                       200    Luby's, Inc. (b)                                                2,660
                                                       165    O'Charleys, Inc. (b)                                            2,559
                                                       178    PF Chang's China Bistro, Inc. (b)                               8,834
                                                        87    Papa John's International, Inc. (b)                             5,160
                                                       209    Rare Hospitality International, Inc. (b)                        6,352
                                                        86    Red Robin Gourmet Burgers, Inc. (b)                             4,383
                                                       400    Ruby Tuesday, Inc.                                             10,356
                                                        90    Ruth's Chris Steak House, Inc. (b)                              1,629
                                                       246    Ryan's Restaurant Group, Inc. (b)                               2,967
                                                       136    The Steak n Shake Co. (b)                                       2,305
                                                       306    Texas Roadhouse, Inc. Class A (b)                               4,758
                                                       196    Triarc Cos.                                                     2,911
                                                                                                                        -----------
                                                                                                                            114,404
-----------------------------------------------------------------------------------------------------------------------------------
Retail - 3.8%                                           34    1-800 Contacts, Inc. (b)                                          398
                                                       186    1-800-FLOWERS.COM, Inc. Class A (b)                             1,194
                                                       304    99 Cents Only Stores (b)                                        3,180
                                                       103    AC Moore Arts & Crafts, Inc. (b)                                1,499
                                                       356    Aeropostale, Inc. (b)                                           9,363
                                                        73    America's Car Mart, Inc. (b)                                    1,206
                                                       121    Big 5 Sporting Goods Corp.                                      2,649
                                                       700    Big Lots, Inc. (b)                                              8,407
                                                        12    Blair Corp.                                                       467
                                                     1,100    Blockbuster, Inc. Class A                                       4,125
                                                        34    Blue Nile, Inc. (b)                                             1,371
                                                        59    The Bon-Ton Stores, Inc.                                        1,129
                                                       106    Brown Shoe Co., Inc.                                            4,498
                                                        33    The Buckle, Inc.                                                1,064
                                                        67    Build-A-Bear Workshop, Inc. (b)                                 1,986
                                                        99    Burlington Coat Factory Warehouse Corp.                         3,981
                                                       287    CSK Auto Corp. (b)                                              4,328
                                                       200    Cabela's, Inc. Class A (b)                                      3,320
                                                        80    Cache, Inc. (b)                                                 1,386
                                                       235    Casual Male Retail Group, Inc. (b)                              1,441

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       219    The Cato Corp. Class A                                    $     4,698
                                                       122    Central Garden and Pet Co. (b)                                  5,605
                                                       103    Charlotte Russe Holding, Inc. (b)                               2,145
                                                       715    Charming Shoppes, Inc. (b)                                      9,438
                                                       121    The Children's Place Retail Stores, Inc. (b)                    5,980
                                                       231    Christopher & Banks Corp.                                       4,338
                                                       201    Coldwater Creek, Inc. (b)                                       6,137
                                                       156    Cost Plus, Inc. (b)                                             2,675
                                                       125    dELiA*s, Inc. (b)                                               1,042
                                                       100    Design Within Reach, Inc. (b)                                     530
                                                       163    Dress Barn, Inc. (b)                                            6,293
                                                       416    drugstore.com, Inc. (b)                                         1,186
                                                       100    FTD Group, Inc. (b)                                             1,039
                                                       275    Fred's, Inc.                                                    4,474
                                                       213    GSI Commerce, Inc. (b)                                          3,214
                                                       366    GameStop Corp. Class A (b)                                     11,646
                                                       131    Genesco, Inc. (b)                                               5,081
                                                       142    Global Imaging Systems, Inc. (b)                                4,917
                                                       113    Group 1 Automotive, Inc. (b)                                    3,552
                                                       170    Guitar Center, Inc. (b)                                         8,502
                                                       228    Gymboree Corp. (b)                                              5,335
                                                       316    HOT Topic, Inc. (b)                                             4,503
                                                       124    Handleman Co.                                                   1,540
                                                       252    Hibbett Sporting Goods, Inc. (b)                                7,177
                                                       340    Insight Enterprises, Inc. (b)                                   6,667
                                                       138    The J. Jill Group, Inc. (b)                                     2,626
                                                       109    Jo-Ann Stores, Inc. (b)                                         1,286
                                                        78    Jos. A. Bank Clothiers, Inc. (b)                                3,386
                                                        23    Lawson Products, Inc.                                             868
                                                       281    Linens 'N Things, Inc. (b)                                      7,475
                                                        76    Lithia Motors, Inc. Class A                                     2,389
                                                        65    MarineMax, Inc. (b)                                             2,052
                                                        42    New York & Co. (b)                                                890
                                                        82    Overstock.com, Inc. (b)                                         2,308
                                                       362    PEP Boys-Manny, Moe & Jack                                      5,390
                                                       400    Pacific Sunwear of California, Inc. (b)                         9,968
                                                        87    The Pantry, Inc. (b)                                            4,088
                                                       422    Payless Shoesource, Inc. (b)                                   10,592
                                                       300    Petco Animal Supplies, Inc. (b)                                 6,585
                                                       500    Pier 1 Imports, Inc.                                            4,365
                                                       144    Priceline.com, Inc. (b)                                         3,214
                                                       221    Restoration Hardware, Inc. (b)                                  1,330
                                                       100    Retail Ventures, Inc. (b)                                       1,244
                                                       200    Rush Enterprises Inc. Class A (b)                               2,976
                                                        31    Russ Berrie & Co., Inc.                                           354
                                                       137    School Specialty, Inc. (b)                                      4,992
                                                        92    Sharper Image Corp. (b)                                           896
                                                       165    Sonic Automotive, Inc.                                          3,676
                                                       135    The Sports Authority, Inc. (b)                                  4,203
                                                       202    Stage Stores, Inc.                                              6,016
                                                       130    Stamps.com, Inc. (b)                                            2,985
                                                       183    Stein Mart, Inc.                                                3,321
                                                       100    Talbots, Inc.                                                   2,782
                                                       212    Too, Inc. (b)                                                   5,981
                                                       215    Tractor Supply Co. (b)                                         11,382

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       173    Trans World Entertainment Corp. (b)                       $       986
                                                       185    Tuesday Morning Corp.                                           3,870
                                                       111    United Auto Group, Inc.                                         4,240
                                                       274    United Natural Foods, Inc. (b)                                  7,234
                                                       141    ValueVision Media, Inc. Class A (b)                             1,777
                                                        30    Volcom Inc. (b)                                                 1,020
                                                       200    Wilsons The Leather Experts, Inc. (b)                             726
                                                       334    Zale Corp. (b)                                                  8,400
                                                                                                                        -----------
                                                                                                                            322,579
-----------------------------------------------------------------------------------------------------------------------------------
Savings & Loan - 1.8%                                  113    Anchor Bancorp Wisconsin, Inc.                                  3,428
                                                       300    BFC Financial Corp. (b)                                         1,656
                                                       361    Bank Mutual Corp.                                               3,827
                                                       306    BankAtlantic Bancorp, Inc. Class A                              4,284
                                                       191    BankUnited Financial Corp. Class A                              5,075
                                                        48    Berkshire Hills Bancorp, Inc.                                   1,608
                                                       132    Beverly Hills Bancorp, Inc.                                     1,369
                                                       420    Brookline Bancorp, Inc.                                         5,951
                                                        70    Coastal Financial Corp.                                           892
                                                       260    Commercial Capital Bancorp, Inc.                                4,451
                                                       232    Dime Community Bancshares, Inc.                                 3,390
                                                       157    Fidelity Bankshares, Inc.                                       5,134
                                                        98    First Financial Holdings, Inc.                                  3,011
                                                       100    First Indiana Corp.                                             3,438
                                                       763    First Niagara Financial Group, Inc.                            11,041
                                                        68    First Place Financial Corp.                                     1,635
                                                       142    First Republic Bank                                             5,255
                                                       103    FirstFed Financial Corp. (b)                                    5,616
                                                       232    Flagstar Bancorp, Inc.                                          3,341
                                                        96    Flushing Financial Corp.                                        1,495
                                                        54    Great Southern Bancorp, Inc.                                    1,491
                                                       123    Harbor Florida Bancshares, Inc.                                 4,557
                                                        45    Horizon Financial Corp.                                           983
                                                        61    IBERIABANK Corp.                                                3,112
                                                        41    ITLA Capital Corp. (b)                                          2,003
                                                       231    KNBT Bancorp, Inc.                                              3,763
                                                       150    Kearny Financial Corp.                                          1,830
                                                       195    MAF Bancorp, Inc.                                               8,069
                                                       350    Netbank, Inc.                                                   2,513
                                                       700    NewAlliance Bancshares, Inc.                                   10,178
                                                       105    Northwest Bancorp, Inc.                                         2,232
                                                        42    OceanFirst Financial Corp.                                        956
                                                       206    Ocwen Financial Corp. (b)                                       1,792
                                                       138    PFF Bancorp, Inc.                                               4,212
                                                       244    Partners Trust Financial Group, Inc.                            2,940
                                                       100    Pennfed Financial Services, Inc.                                1,842
                                                       423    Provident Financial Services, Inc.                              7,830
                                                       241    Provident New York Bancorp                                      2,653
                                                       100    Rockville Financial, Inc. (b)                                   1,305
                                                       243    Sterling Financial Corp.                                        6,070
                                                       101    TierOne Corp.                                                   2,970

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       135    United Community Financial Corp.                          $     1,594
                                                       600    W Holding Co., Inc.                                             4,938
                                                                                                                        -----------
                                                                                                                            155,730
-----------------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers - 0.2%                260    Newport Corp. (b)                                               3,520
                                                       242    Varian, Inc. (b)                                                9,629
                                                                                                                        -----------
                                                                                                                             13,149
-----------------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services - 0.6%                 152    Archipelago Holdings, Inc. (b)                                  7,565
                                                        51    BKF Capital Group, Inc.                                           966
                                                       270    CharterMac                                                      5,719
                                                       110    Gladstone Investment Corp.                                      1,495
                                                       100    IntercontinentalExchange, Inc. (b)                              3,635
                                                       313    Investment Technology Group, Inc. (b)                          11,093
                                                       700    Knight Capital Group, Inc. Class A (b)                          6,923
                                                       511    LaBranche & Co., Inc. (b)                                       5,166
                                                       156    MarketAxess Holdings, Inc. (b)                                  1,783
                                                       196    NCO Group, Inc. (b)                                             3,316
                                                       140    optionsXpress Holdings, Inc.                                    3,437
                                                        78    SWS Group, Inc.                                                 1,633
                                                        49    ZipRealty, Inc. (b)                                               413
                                                                                                                        -----------
                                                                                                                             53,144
-----------------------------------------------------------------------------------------------------------------------------------
Services: Commercial - 2.9%                             74    4Kids Entertainment, Inc. (b)                                   1,161
                                                       223    ABM Industries, Inc.                                            4,360
                                                       155    AMN Healthcare Services, Inc. (b)                               3,066
                                                       120    Administaff, Inc.                                               5,046
                                                       130    The Advisory Board Co. (b)                                      6,197
                                                        84    Ambassadors Group, Inc.                                         1,923
                                                        77    Angelica Corp.                                                  1,274
                                                       219    Autobytel, Inc. (b)                                             1,082
                                                       410    CBIZ, Inc. (b)                                                  2,468
                                                        64    CDI Corp.                                                       1,754
                                                        76    CRA International, Inc. (b)                                     3,624
                                                       153    Casella Waste Systems, Inc. (b)                                 1,957
                                                       174    Chemed Corp.                                                    8,644
                                                        85    Clark, Inc.                                                     1,126
                                                       114    CoStar Group, Inc. (b)                                          4,921
                                                       100    Cogent, Inc. (b)                                                2,268
                                                       177    Coinstar, Inc. (b)                                              4,041
                                                       222    Corrections Corp. of America (b)                                9,983
                                                       229    Cross Country Healthcare, Inc. (b)                              4,072
                                                       173    DiamondCluster International, Inc. Class A (b)                  1,374
                                                        24    Exponent, Inc. (b)                                                681
                                                       259    FTI Consulting, Inc. (b)                                        7,107
                                                        39    First Advantage Corp. Class A (b)                               1,042
                                                        77    Forrester Research, Inc. (b)                                    1,444
                                                       127    G&K Services, Inc. Class A                                      4,985
                                                        71    The Geo Group, Inc. (b)                                         1,628
                                                       170    Gevity HR, Inc.                                                 4,372
                                                       289    Harris Interactive, Inc. (b)                                    1,246
                                                       122    Heidrick & Struggles International, Inc. (b)                    3,910
                                                       156    Hudson Highland Group, Inc. (b)                                 2,708
                                                       600    IKON Office Solutions, Inc.                                     6,246
                                                       266    Jackson Hewitt Tax Service, Inc.                                7,371

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       132    Kelly Services, Inc. Class A                              $     3,461
                                                       143    Kforce, Inc. (b)                                                1,596
                                                       224    Korn/Ferry International (b)                                    4,187
                                                       394    Labor Ready, Inc. (b)                                           8,203
                                                       137    MAXIMUS, Inc.                                                   5,027
                                                       623    MPS Group, Inc. (b)                                             8,516
                                                        84    Midas, Inc. (b)                                                 1,542
                                                        44    Monro Muffler, Inc.                                             1,334
                                                       389    Navigant Consulting, Inc. (b)                                   8,550
                                                        61    Netratings, Inc. (b)                                              752
                                                       100    Nutri/System, Inc. (b)                                          3,602
                                                       300    PHH Corp. (b)                                                   8,406
                                                       169    Pegasus Solutions, Inc. (b)                                     1,516
                                                        75    Pre-Paid Legal Services, Inc.                                   2,866
                                                       300    Regis Corp.                                                    11,571
                                                       320    Resources Connection, Inc. (b)                                  8,339
                                                       166    Rollins, Inc.                                                   3,272
                                                       100    Sirva, Inc. (b)                                                   800
                                                       257    Source Interlink Cos., Inc. (b)                                 2,858
                                                       355    Spherion Corp. (b)                                              3,554
                                                        87    Startek, Inc.                                                   1,566
                                                       213    TeleTech Holdings, Inc. (b)                                     2,567
                                                       290    Tetra Tech, Inc. (b)                                            4,544
                                                        14    Travelzoo, Inc. (b)                                               308
                                                        76    Unifirst Corp.                                                  2,364
                                                        37    Vertrue, Inc. (b)                                               1,307
                                                       100    Viad Corp.                                                      2,933
                                                        39    Volt Information Sciences, Inc. (b)                               742
                                                       331    Waste Connections, Inc. (b)                                    11,406
                                                       400    Waste Services, Inc. (b)                                        1,332
                                                       255    Watson Wyatt Worldwide, Inc.                                    7,115
                                                       484    Wireless Facilities, Inc. (b)                                   2,468
                                                       196    World Fuel Services Corp.                                       6,609
                                                                                                                        -----------
                                                                                                                            248,294
-----------------------------------------------------------------------------------------------------------------------------------
Shipping - 0.2%                                        117    Gulfmark Offshore, Inc. (b)                                     3,466
                                                       100    Horizon  Lines, Inc. Class A                                    1,213
                                                       132    Kirby Corp. (b)                                                 6,886
                                                       100    Maritrans, Inc.                                                 2,602
                                                                                                                        -----------
                                                                                                                             14,167
-----------------------------------------------------------------------------------------------------------------------------------
Shoes - 0.4%                                            80    DSW, Inc. Class A (b)                                           2,098
                                                        67    Deckers Outdoor Corp. (b)                                       1,851
                                                       223    The Finish Line, Inc. Class A                                   3,885
                                                       185    K-Swiss, Inc. Class A                                           6,001
                                                        69    Kenneth Cole Productions, Inc. Class A                          1,759
                                                       108    Skechers U.S.A., Inc. Class A (b)                               1,655
                                                        55    Steven Madden Ltd.                                              1,608
                                                       199    Stride Rite Corp.                                               2,698
                                                       417    Wolverine World Wide, Inc.                                      9,366
                                                                                                                        -----------
                                                                                                                             30,921
-----------------------------------------------------------------------------------------------------------------------------------
Steel - 0.7%                                           700    AK Steel Holding Corp. (b)                                      5,565
                                                       151    Carpenter Technology Corp.                                     10,641
                                                       148    Chaparral Steel Co. (b)                                         4,477
                                                       175    Gibraltar Industries, Inc.                                      4,014

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       211    Oregon Steel Mills, Inc. (b)                              $     6,208
                                                       141    Schnitzer Steel Industries, Inc. Class A                        4,313
                                                       259    Steel Dynamics, Inc.                                            9,197
                                                        81    Steel Technologies, Inc.                                        2,267
                                                        45    Wheeling-Pittsburgh Corp. (b)                                     406
                                                       400    Worthington Industries, Inc.                                    7,684
                                                                                                                        -----------
                                                                                                                             54,772
-----------------------------------------------------------------------------------------------------------------------------------
Synthetic Fibers - 0.0%                                244    Wellman, Inc.                                                   1,654
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment - 0.8%                     77    Applied Signal Technology, Inc.                                 1,748
                                                       620    Arris Group, Inc. (b)                                           5,871
                                                       139    Audiovox Corp. Class A (b)                                      1,927
                                                       290    Belden CDT, Inc.                                                7,085
                                                       255    C-COR, Inc. (b)                                                 1,239
                                                       355    Interdigital Communications Corp. (b)                           6,504
                                                       129    Mastec, Inc. (b)                                                1,351
                                                       300    Plantronics, Inc.                                               8,490
                                                       600    Polycom, Inc. (b)                                               9,180
                                                       629    Powerwave Technologies, Inc. (b)                                7,907
                                                       557    SBA Communications Corp. Class A (b)                            9,970
                                                       149    Spectralink Corp.                                               1,769
                                                       334    Symmetricom, Inc. (b)                                           2,829
                                                       462    Terayon Corp. (b)                                               1,067
                                                                                                                        -----------
                                                                                                                             66,937
-----------------------------------------------------------------------------------------------------------------------------------
Textile Products - 0.0%                                172    DHB Industries, Inc. (b)                                          769
                                                       300    Innovo Group, Inc. (b)                                            306
                                                       258    Interface, Inc. Class A (b)                                     2,121
                                                                                                                        -----------
                                                                                                                              3,196
-----------------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers - 0.5%                  139    Carter's, Inc. (b)                                              8,180
                                                        59    Cherokee, Inc.                                                  2,029
                                                        74    Guess?, Inc. (b)                                                2,634
                                                       112    Hartmarx Corp. (b)                                                875
                                                       194    Kellwood Co.                                                    4,633
                                                        90    Maidenform Brands, Inc. (b)                                     1,139
                                                        99    Oxford Industries, Inc.                                         5,415
                                                        54    Perry Ellis International, Inc. (b)                             1,026
                                                       138    Phillips-Van Heusen Corp.                                       4,471
                                                       164    Russell Corp.                                                   2,207
                                                       100    Under Armour, Inc. Class A (b)                                  3,831
                                                       325    The Warnaco Group, Inc. (b)                                     8,684
                                                                                                                        -----------
                                                                                                                             45,124
-----------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.1%                                   64    Bandag, Inc.                                                    2,731
                                                       358    Cooper Tire & Rubber Co.                                        5,485
                                                                                                                        -----------
                                                                                                                              8,216
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                                         532    Alliance One International, Inc.                                2,075
                                                        85    Schweitzer-Mauduit International, Inc.                          2,106
                                                       242    Star Scientific, Inc. (b)                                         569
                                                       176    Universal Corp.                                                 7,631
                                                       198    Vector Group Ltd.                                               3,598
                                                                                                                        -----------
                                                                                                                             15,979
-----------------------------------------------------------------------------------------------------------------------------------
Toys - 0.1%                                            181    Jakks Pacific, Inc. (b)                                         3,790
                                                       201    Leapfrog Enterprises, Inc. (b)                                  2,342
                                                                                                                        -----------
                                                                                                                              6,132
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous - 0.2%                    110    HUB Group, Inc. Class A (b)                               $     3,888
                                                       300    Odyssey Marine Exploration, Inc. (b)                            1,062
                                                       206    Pacer International, Inc.                                       5,368
                                                       115    SCS Transportation, Inc. (b)                                    2,444
                                                        56    US Xpress Enterprises, Inc. Class A (b)                           973
                                                                                                                        -----------
                                                                                                                             13,735
-----------------------------------------------------------------------------------------------------------------------------------
Truckers - 0.5%                                        156    Arkansas Best Corp.                                             6,814
                                                       139    Covenant Transport, Inc. Class A (b)                            1,943
                                                       196    Forward Air Corp.                                               7,183
                                                       278    Heartland Express, Inc.                                         5,641
                                                       333    Knight Transportation, Inc.                                     6,903
                                                        61    Marten Transport Ltd. (b)                                       1,121
                                                       184    Old Dominion Freight Line, Inc. (b)                             4,964
                                                       100    USA Truck, Inc. (b)                                             2,913
                                                       338    Werner Enterprises, Inc.                                        6,659
                                                                                                                        -----------
                                                                                                                             44,141
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio - 0.0%                     384    Mediacom Communications Corp. Class A (b)                       2,108
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical - 1.3%                           100    Allete, Inc.                                                    4,400
                                                       292    Avista Corp.                                                    5,171
                                                       230    Black Hills Corp.                                               7,960
                                                        94    CH Energy Group, Inc.                                           4,315
                                                        59    Central Vermont Public Service Corp.                            1,063
                                                       338    Cleco Corp.                                                     7,047
                                                       529    Duquesne Light Holdings, Inc.                                   8,633
                                                       340    El Paso Electric Co. (b)                                        7,154
                                                       147    The Empire District Electric Co.                                2,989
                                                       292    IDACORP, Inc.                                                   8,556
                                                        90    ITC Holdings Corp.                                              2,528
                                                       118    MGE Energy, Inc.                                                4,001
                                                       200    NorthWestern Corp.                                              6,214
                                                       211    Otter Tail Corp.                                                6,115
                                                        90    Pike Electric Corp. (b)                                         1,460
                                                     1,234    Sierra Pacific Resources (b)                                   16,091
                                                        92    UIL Holdings Corp.                                              4,231
                                                       246    Unisource Energy Corp.                                          7,675
                                                                                                                        -----------
                                                                                                                            105,603
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors - 0.7%                      97    Cascade Natural Gas Corp.                                       1,892
                                                        27    EnergySouth, Inc.                                                 723
                                                       121    The Laclede Group, Inc.                                         3,534
                                                       193    New Jersey Resources Corp.                                      8,085
                                                       304    Nicor, Inc.                                                    11,950
                                                       166    Northwest Natural Gas Co.                                       5,674
                                                       259    Peoples Energy Corp.                                            9,083
                                                       162    South Jersey Industries, Inc.                                   4,721
                                                       210    Southwest Gas Corp.                                             5,544
                                                       337    WGL Holdings, Inc.                                             10,130
                                                                                                                        -----------
                                                                                                                             61,336
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Pipelines - 0.0%                        295    Transmontaigne, Inc. (b)                                        1,947
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous - 0.1%                      2,368    Aquila, Inc. (b)                                                8,525
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications - 1.1%                   100    Alaska Communications Systems Group, Inc.                       1,016
                                                        90    CT Communications, Inc.                                         1,093
                                                       100    Centennial Communications Corp. (b)                             1,552
                                                     1,501    Cincinnati Bell, Inc. (b)                                       5,269
                                                       152    Commonwealth Telephone Enterprises, Inc.                        5,133

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                    Shares
Industry                                              Held    Common Stocks                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                       100    Consolidated Communications Holdings, Inc.                $     1,299
                                                       874    Dobson Communications Corp. Class A (b)                         6,651
                                                       170    FairPoint Communications, Inc.                                  1,761
                                                       445    General Communication, Inc. Class A (b)                         4,597
                                                       400    GlobeTel Communications Corp. (b)(e)                            1,476
                                                        80    Golden Telecom, Inc. (a)                                        2,077
                                                       300    IDT Corp. Class B (b)                                           3,510
                                                        92    Intrado, Inc. (b)                                               2,118
                                                       144    Iowa Telecommunications Services, Inc.                          2,231
                                                     4,700    Level 3 Communications, Inc. (b)(e)                            13,489
                                                       160    NeuStar, Inc. Class A (b)                                       4,878
                                                        80    North Pittsburgh Systems, Inc.                                  1,510
                                                       453    Premiere Global Services, Inc. (b)                              3,683
                                                       239    Price Communications Corp. (b)                                  3,554
                                                       100    RCN Corp. (b)                                                   2,345
                                                        29    Shenandoah Telecom Co.                                          1,155
                                                        80    SureWest Communications                                         2,110
                                                       217    Talk America Holdings, Inc. (b)                                 1,873
                                                       389    Time Warner Telecom, Inc. Class A (b)                           3,832
                                                       152    USA Mobility, Inc.                                              4,213
                                                       428    Ubiquitel, Inc. (b)                                             4,233
                                                       200    Valor Communications Group, Inc.                                2,280
                                                                                                                        -----------
                                                                                                                             88,938
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.2%                                129    American States Water Co.                                       3,973
                                                       126    California Water Service Group                                  4,817
                                                        34    Connecticut Water Service, Inc.                                   833
                                                       101    Middlesex Water Co.                                             1,751
                                                        29    SJW Corp.                                                       1,319
                                                       172    Southwest Water Co.                                             2,464
                                                                                                                        -----------
                                                                                                                             15,157
-----------------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade - 0.0%                  93    Central European Distribution Corp. (b)                         3,733
-----------------------------------------------------------------------------------------------------------------------------------
Wholesalers - 0.3%                                     157    Brightpoint, Inc. (b)                                           4,354
                                                       200    Earle M. Jorgensen Holding Company, Inc. (b)                    1,846
                                                        75    LKQ Corp. (b)                                                   2,596
                                                       190    Prestige Brands Holdings, Inc. (b)                              2,375
                                                       234    United Stationers, Inc. (b)                                    11,349
                                                                                                                        -----------
                                                                                                                             22,520
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total Common Stocks (Cost - $7,161,569) - 88.4%             7,473,233
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Mutual Funds
-----------------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.0%                  84    Gladstone Capital Corp.                                         1,796
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total Mutual Funds (Cost - $2,017) - 0.0%                       1,796
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Rights
-----------------------------------------------------------------------------------------------------------------------------------
Retail - 0.0%                                           14    dELiA's (f)                                                        14
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total Rights (Cost - $0) - 0.0%                                    14
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury Small Cap Index Portfolio
Schedule of Investments as of December 31, 2005

                                                Beneficial
                                                  Interest    Short-Term Securities                                         Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                 $ 949,793    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                Series I (c)                                            $   949,793
                                                    21,150    Merrill Lynch Liquidity Series, LLC Money Market
                                                                Series (c)(d)                                                21,150
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Securities (Cost - $970,943) - 11.5%         970,943
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total Investments (Cost - $8,134,529*) - 99.9%              8,445,986

                                                              Other Assets Less Liabilities - 0.1%                           10,642
                                                                                                                        -----------
                                                              Net Assets - 100.0%                                       $ 8,456,628
                                                                                                                        ===========

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                                $ 8,123,915
                                                                    ===========
      Gross unrealized appreciation                                 $ 1,012,744
      Gross unrealized depreciation                                    (690,673)
                                                                    -----------
      Net unrealized appreciation                                   $   322,071
                                                                    ===========

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------
                                                                                   Net           Interest
      Affiliate                                                                 Activity          Income
      ---------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                  $  949,793        $ 15,047
      Merrill Lynch Liquidity Series, LLC Money Market Series                  $   21,150        $  1,268
      ---------------------------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   The rights may be exercised until 1/27/2006.

      Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of        Issue         Expiration         Face         Unrealized
      Contracts                         Date            Value       Depreciation
      --------------------------------------------------------------------------
         14         Russell Mini     March 2006       $ 972,741      $ (23,121)
      --------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These classifications are unaudited.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCONTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of FAM Series Funds, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Mercury International Index Portfolio (the "Portfolio"), one of the series constituting FAM Series Funds, Inc. (the "Fund"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 24, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Portfolio's schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Portfolio referred to above, presents fairly, in all material respects, the information set forth therein.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia - 5.1%  Airlines - 0.0%                                   1,112   Qantas Airways Ltd.                        $      3,295
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                                  1,021   Coca-Cola Amatil Ltd.                             5,774
                                                                    2,482   Foster's Group Ltd.                              10,159
                                                                      382   Lion Nathan Ltd.                                  2,141
                                                                                                                       ------------
                                                                                                                             18,074
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.1%                                306   CSL Ltd.                                          9,540
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                              349   Macquarie Bank Ltd.                              17,447
                                                                       22   Perpetual Trustees Australia Ltd.                 1,097
                                                                                                                       ------------
                                                                                                                             18,544
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                                    391   Orica Ltd.                                        5,851
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                           2,514   Australia & New Zealand Banking Group Ltd.       44,167
                                                                    1,747   Commonwealth Bank of Australia                   54,785
                                                                    2,185   National Australia Bank Ltd.                     51,924
                                                                    2,523   Westpac Banking Corp.                            42,105
                                                                                                                       ------------
                                                                                                                            192,981
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services &                             1,556   Brambles Industries Ltd.                         11,551
                  Supplies - 0.1%                                     153   Downer EDI Ltd.                                     806
                                                                                                                       ------------
                                                                                                                             12,357
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%                   277   Leighton Holdings Ltd.                            3,633
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                       845   Boral Ltd.                                        5,021
                                                                    2,060   CSR Ltd.                                          5,259
                                                                    1,310   Rinker Group Ltd.                                15,808
                                                                                                                       ------------
                                                                                                                             26,088
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.1%                     1,409   Amcor Ltd.                                        7,721
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                               1,163   Pacific Brands Ltd.                               2,269
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%               143   Australian Stock Exchange Ltd.                    3,409
                                                                      328   Babcock & Brown Ltd.                              4,126
                                                                      200   SFE Corp. Ltd.                                    2,030
                                                                      640   Suncorp-Metway Ltd.                               9,413
                                                                                                                       ------------
                                                                                                                             18,978
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%     3,488   Telstra Corp. Ltd.                               10,055
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.2%                   1,336   Coles Myer Ltd.                                  10,006
                                                                    1,563   Woolworths Ltd.                                  19,319
                                                                                                                       ------------
                                                                                                                             29,325
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                              1,657   Futuris Corp. Ltd.                                2,358
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                                162   Alinta Ltd.                                       1,325
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%             236   Ansell Ltd.                                       1,913
                                                                      115   Cochlear Ltd.                                     3,858
                                                                                                                       ------------
                                                                                                                              5,771
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.1%             990   DCA Group Ltd.                                    2,890
                                                                      725   Mayne Group Ltd.                                  1,877
                                                                      223   Sonic Healthcare Ltd.                             2,421
                                                                                                                       ------------
                                                                                                                              7,188
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%                557   Aristocrat Leisure Ltd.                           5,034
                                                                      788   TABCORP Holdings Ltd.                             9,000
                                                                      173   UNiTAB Ltd.                                       1,725
                                                                                                                       ------------
                                                                                                                             15,759
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                                  307   Computershare Ltd.                                1,529
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%                     470   Wesfarmers Ltd.                            $     12,746
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.3%                                  2,420   AMP Ltd.                                         13,651
                                                                      870   AXA Asia Pacific Holdings Ltd.                    3,242
                                                                    2,671   Insurance Australia Group Ltd.                   10,620
                                                                    1,138   QBE Insurance Group Ltd.                         16,362
                                                                                                                       ------------
                                                                                                                             43,875
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                      1,613   John Fairfax Holdings Ltd.                        4,745
                                                                      447   Macquarie Communications Infrastructure
                                                                              Group                                           1,862
                                                                      291   Publishing & Broadcasting Ltd.                    3,518
                                                                                                                       ------------
                                                                                                                             10,125
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.9%                            1,148   Alumina Ltd.                                      6,249
                                                                    5,015   BHP Billiton Ltd.                                83,692
                                                                    1,030   BlueScope Steel Ltd.                              5,266
                                                                      380   Iluka Resources Ltd.                              2,185
                                                                      549   Newcrest Mining Ltd.                              9,786
                                                                      882   OneSteel Ltd.                                     2,167
                                                                      439   Rio Tinto Ltd.                                   22,220
                                                                                                                       ------------
                                                                                                                            131,565
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.1%                              504   Australian Gas Light Co., Ltd.                    6,355
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.2%                  105   Caltex Australia Ltd.                             1,493
                                                                      734   Origin Energy Ltd.                                4,044
                                                                    1,027   Santos Ltd.                                       9,229
                                                                      726   Woodside Petroleum Ltd.                          20,871
                                                                                                                       ------------
                                                                                                                             35,637
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                      621   PaperlinX Ltd.                                    1,749
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                              725   Mayne Pharma Ltd. (b)                             1,351
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.6%                                3,350   CFS Gandel Retail Trust                           4,915
                                                                      738   Centro Properties Group                           3,427
                                                                    3,983   Commonwealth Property Office Fund                 3,725
                                                                    3,055   DB RREEF Trust                                    3,115
                                                                    3,130   General Property Trust                            9,414
                                                                    1,092   ING Industrial Fund                               1,786
                                                                    3,227   Investa Property Group                            4,699
                                                                      394   Lend Lease Corp., Ltd.                            4,185
                                                                    1,159   Macquire Goodman Group                            4,064
                                                                    1,772   Mirvac Group                                      5,355
                                                                      857   Multiplex Group                                   1,980
                                                                    1,462   Stockland                                         6,971
                                                                    2,181   Westfield Group                                  29,054
                                                                                                                       ------------
                                                                                                                             82,690
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                                  274   Toll Holdings Ltd.                                2,995
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%             292   Billabong International Ltd.                      3,110
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%              1,378   Macquarie Airports                                3,204
                                                                    3,889   Macquarie Infrastructure Group                   10,156
                                                                      633   Patrick Corp. Ltd.                                3,436
                                                                      946   Transurban Group                                  4,580
                                                                                                                       ------------
                                                                                                                             21,376
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Australia                746,215
-----------------------------------------------------------------------------------------------------------------------------------
Austria - 0.4%    Building Products - 0.0%                            139   Wienerberger AG                                   5,542
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                             178   Erste Bank der Oesterreichischen
                                                                              Sparkassen AG                                   9,879
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                        83   RHI AG (b)                                 $      2,232
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%       437   Telekom Austria AG                                9,794
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                             5   Verbund - Oesterreichische
                                                                              Elektrizitaetswirtschafts AG                    1,777
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                     22   Andritz AG                                        2,409
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                               18   Boehler-Uddeholm AG                               3,034
                                                                       33   Voestalpine AG                                    3,314
                                                                                                                       ------------
                                                                                                                              6,348
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.1%                  268   OMV AG                                           15,648
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                                  268   IMMOFINANZ Immobilien Anlagen AG (b)              2,564
                                                                       53   Meinl European Land Ltd. (b)                        932
                                                                                                                       ------------
                                                                                                                              3,496
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Austria                   57,125
-----------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.1%    Beverages - 0.1%                                    256   InBev NV                                         11,103
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                                     75   Solvay SA                                         8,236
                                                                       50   Umicore                                           5,874
                                                                                                                       ------------
                                                                                                                             14,110
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                             752   Dexia                                            17,279
                                                                      277   KBC Bancassurance Holding                        25,698
                                                                                                                       ------------
                                                                                                                             42,977
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.4%             1,702   Fortis                                           54,105
                                                                       79   Groupe Bruxelles Lambert SA                       7,720
                                                                                                                       ------------
                                                                                                                             61,825
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%       262   Belgacom SA                                       8,514
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%                      30   Colruyt SA                                        4,126
                                                                       81   Delhaize Group                                    5,274
                                                                                                                       ------------
                                                                                                                              9,400
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%              31   Omega Pharma SA                                   1,609
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%                 199   AGFA-Gevaert NV                                   3,617
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%                   42   Euronav SA                                        1,214
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                              120   UCB SA                                            5,617
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.0%           39   Mobistar SA                                       3,082
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Belgium                  163,068
-----------------------------------------------------------------------------------------------------------------------------------
Cayman            Wireless Telecommunication Services - 0.0%        1,000   Hutchison Telecommunications International
Islands - 0.0%                                                                Ltd. (b)                                        1,445
                  ------------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the Cayman Islands         1,445
-----------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.8%    Beverages - 0.0%                                     21   Carlsberg A/S                                     1,123
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.0%                                     47   Novozymes A/S Class B                             2,564
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                             564   Danske Bank A/S                                  19,801
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%       301   TDC A/S                                          17,969
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                         286   Vestas Wind Systems A/S (b)                $      4,681
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                                 95   Danisco A/S                                       7,249
                                                                       49   East Asiatic Co., Ltd. A/S                        4,603
                                                                                                                       ------------
                                                                                                                             11,852
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%              39   Coloplast AS Class B                              2,412
                                                                      355   GN Store Nord                                     4,632
                                                                                                                       ------------
                                                                                                                              7,044
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                            16   Bang & Olufsen A/S Class B                        1,640
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                     26   Topdanmark A/S (b)                                2,249
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.1%                                         2   AP Moller - Maersk A/S                           20,622
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.2%                               60   H Lundbeck A/S                                    1,238
                                                                      366   Novo-Nordisk A/S B                               20,518
                                                                                                                       ------------
                                                                                                                             21,756
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.1%                                   39   DSV A/S                                           4,798
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Denmark                  116,099
-----------------------------------------------------------------------------------------------------------------------------------
Finland - 1.4%    Auto Components - 0.0%                              215   Nokian Renkaat Oyj                                2,701
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                            100   Asko Oyj                                          2,123
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.8%                   6,128   Nokia Oyj                                       111,677
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%                    62   YIT-Yhtyma Oyj                                    2,642
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.0%       252   Elisa Corp.                                       4,652
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                           689   Fortum Oyj                                       12,873
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                      30   Kesko Oyj Class B                                   848
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                                  131   Tietoenator Oyj                                   4,767
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                                    586   Sampo Oyj                                        10,175
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.0%                 113   Amer Sports Corp.                                 2,097
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                                     94   Cargotec Corp. Class B (b)                        3,248
                                                                       27   KCI Konecranes Oyj                                1,326
                                                                       88   Kone Oyj Class B (b)                              3,480
                                                                      182   Metso Oyj                                         4,963
                                                                       84   Wartsila Oyj                                      2,477
                                                                                                                       ------------
                                                                                                                             15,494
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                              237   Outokumpu Oyj                                     3,508
                                                                       57   Rautaruukki Oyj                                   1,382
                                                                                                                       ------------
                                                                                                                              4,890
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.1%                  194   Neste Oil Oyj (b)                                 5,465
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.2%                      752   Stora Enso Oyj Class R                           10,148
                                                                      811   UPM-Kymmene Oyj                                  15,842
                                                                                                                       ------------
                                                                                                                             25,990
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.0%                               47   Orion Oyj Class B                                   867
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Finland                  207,261
-----------------------------------------------------------------------------------------------------------------------------------
France - 8.9%     Aerospace & Defense - 0.2%                          309   European Aeronautic Defense and Space Co.        11,627
                                                                      165   Sagem SA                                          3,931
                                                                      145   Thales SA                                         6,551
                                                                       36   Zodiac SA                                         2,304
                                                                                                                       ------------
                                                                                                                             24,413
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                     224   Air France-KLM                                    4,780
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                              228   Compagnie Generale des Etablissements
                                                                              Michelin                                 $     12,769
                                                                      130   Valeo SA                                          4,816
                                                                                                                       ------------
                                                                                                                             17,585
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.2%                                  248   Peugeot SA                                       14,246
                                                                      276   Renault SA                                       22,431
                                                                                                                       ------------
                                                                                                                             36,677
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                                    108   Pernod-Ricard                                    18,778
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.2%                            458   Cie de Saint-Gobain                              27,147
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                                    162   Air Liquide                                      31,052
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.2%                           1,111   BNP Paribas                                      89,571
                                                                      771   Credit Agricole SA                               24,200
                                                                      503   Societe Generale                                 61,645
                                                                                                                       ------------
                                                                                                                            175,416
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services &                                15   Societe BIC SA                                      889
                  Supplies - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.1%                   1,651   Alcatel SA (b)                                   20,390
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.1%                   238   Vinci SA                                         20,395
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                        16   Imerys SA                                         1,153
                                                                      260   Lafarge SA                                       23,308
                                                                                                                       ------------
                                                                                                                             24,461
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.4%     2,333   France Telecom SA                                57,762
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                         159   Alstom (b)                                        9,119
                                                                      337   Schneider Electric SA                            29,952
                                                                                                                       ------------
                                                                                                                             39,071
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.1%                  146   Technip SA                                        8,749
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.3%                     789   Carrefour SA                                     36,836
                                                                       77   Casino Guichard Perrachon SA                      5,109
                                                                                                                       ------------
                                                                                                                             41,945
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.2%                                318   Groupe Danone                                    33,102
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%             158   Cie Generale d'Optique Essilor
                                                                              International SA                               12,710
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%                309   Accor SA                                         16,934
                                                                      103   Sodexho Alliance SA                               4,228
                                                                                                                       ------------
                                                                                                                             21,162
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                           424   Thomson                                           8,852
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                                  106   Atos Origin (b)                                   6,958
                                                                      205   Cap Gemini SA                                     8,200
                                                                                                                       ------------
                                                                                                                             15,158
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                                  1,955   AXA                                              62,862
                                                                       25   CNP Assurances                                    1,964
                                                                    1,359   SCOR                                              2,917
                                                                                                                       ------------
                                                                                                                             67,743
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.5%                                        193   Lagardere S.C.A.                                 14,797
                                                                      114   PagesJaunes Groupe SA                             2,957
                                                                      237   Publicis Groupe                                   8,219
                                                                      213   Societe Television Francaise 1                    5,889
                                                                    1,466   Vivendi Universal SA                             45,755
                                                                                                                       ------------
                                                                                                                             77,617
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                              788   Arcelor                                          19,473
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.5%                            1,368   Suez SA                                    $     42,435
                                                                      562   Veolia Environnement                             25,350
                                                                                                                       ------------
                                                                                                                             67,785
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.1%                              79   Pinault-Printemps-Redoute                         8,867
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.0%                            57   Neopost SA                                        5,695
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 1.3%                  796   Total SA                                        199,239
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.2%                            394   L'Oreal SA                                       29,186
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.9%                            1,467   Sanofi-Aventis                                  128,050
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                                    7   Gecina SA                                           801
                                                                       14   Klepierre                                         1,310
                                                                       76   Unibail                                          10,076
                                                                                                                       ------------
                                                                                                                             12,187
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.1%     819   STMicroelectronics NV                            14,655
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.0%                                      81   Business Objects SA (b)                           3,267
                                                                       58   Dassault Systemes SA                              3,263
                                                                                                                       ------------
                                                                                                                              6,530
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.2%               5   Hermes International                              1,246
                                                                      324   LVMH Moet Hennessy Louis Vuitton SA              28,682
                                                                                                                       ------------
                                                                                                                             29,928
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%                 70   Autoroutes du Sud de la France                    4,128
                                                                       23   Societe Des Autoroutes Paris-Rhin-Rhone           1,639
                                                                       12   Societe des Autoroutes du Nord et de l'Est
                                                                              de la France                                      810
                                                                                                                       ------------
                                                                                                                              6,577
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.1%          314   Bouygues                                         15,297
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in France                 1,329,323
-----------------------------------------------------------------------------------------------------------------------------------
Germany - 6.3%    Air Freight & Logistics - 0.2%                    1,052   Deutsche Post AG                                 25,411
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                     391   Deutsche Lufthansa AG                             5,770
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                              206   Continental AG                                   18,219
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.5%                                1,249   DaimlerChrysler AG                               63,556
                                                                      242   Volkswagen AG                                    12,734
                                                                                                                       ------------
                                                                                                                             76,290
                  -----------------------------------------------------------------------------------------------------------------
                  Biotechnology - 0.0%                                101   Qiagen NV (b)                                     1,184
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.5%                              688   Deutsche Bank AG Registered Shares               66,464
                                                                       29   MLP AG                                              599
                                                                                                                       ------------
                                                                                                                             67,063
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.7%                                    779   BASF AG                                          59,460
                                                                      879   Bayer AG                                         36,590
                                                                      116   Linde AG                                          8,999
                                                                                                                       ------------
                                                                                                                            105,049
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                             723   Commerzbank AG                                   22,190
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.0%                       23   Wincor Nixdorf AG                                 2,425
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%                    56   Hochtief AG                                       2,499
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%               159   Deutsche Boerse AG                               16,234
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.4%     3,777   Deutsche Telekom AG                        $     62,729
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                           876   E.ON AG (b)                                      90,299
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%                     170   Metro AG                                          8,181
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.1%              35   Celesio AG                                        3,000
                                                                       61   Fresenius Medical Care AG                         6,404
                                                                                                                       ------------
                                                                                                                              9,404
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%                381   TUI AG                                            7,775
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.6%                   1,106   Siemens AG                                       94,452
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.8%                                    530   Allianz AG Registered Shares                     79,983
                                                                      268   Muenchener Rueckversicherungs AG
                                                                              Registered Shares                              36,158
                                                                                                                       ------------
                                                                                                                            116,141
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.1%                                     31   Heidelberger Druckmaschn                          1,182
                                                                      227   MAN AG                                           12,071
                                                                                                                       ------------
                                                                                                                             13,253
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                         93   Premiere AG (b)                                   1,624
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.1%                              582   ThyssenKrupp AG                                  12,096
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.3%                              615   RWE AG                                           45,375
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.0%                             105   KarstadtQuelle AG                                 1,589
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.0%                              9   Beiersdorf AG                                     1,104
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.2%                              120   Altana AG                                         6,511
                                                                       83   Merck KGaA                                        6,848
                                                                      259   Schering AG                                      17,292
                                                                                                                       ------------
                                                                                                                             30,651
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                                  118   IVG Immobilien AG                                 2,465
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.1%   1,013   Infineon Technologies AG (b)                      9,236
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.4%                                     304   SAP AG                                           54,921
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.0%                              60   Douglas Holding AG                                2,300
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.1%              70   Adidas-Salomon AG                                13,211
                                                                       24   Puma AG Rudolf Dassler Sport                      6,978
                                                                                                                       ------------
                                                                                                                             20,189
                  -----------------------------------------------------------------------------------------------------------------
                  Thrifts & Mortgage Finance - 0.1%                   179   Hypo Real Estate Holding AG                       9,286
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Germany                  935,404
-----------------------------------------------------------------------------------------------------------------------------------
Greece - 0.6%     Beverages - 0.0%                                     84   Coca-Cola Hellenic Bottling Co. SA                2,465
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                             449   Alpha Bank AE                                    13,060
                                                                      278   EFG Eurobank Ergasias SA                          8,703
                                                                       55   Emporiki Bank of Greece SA                        1,854
                                                                      418   National Bank of Greece SA                       17,720
                                                                      275   Piraeus Bank SA                                   5,865
                                                                                                                       ------------
                                                                                                                             47,202
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%                     275   Intracom SA                                       1,817
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                        35   Titan Cement Co. SA                               1,424
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%       527   Hellenic Telecommunications Organization
                                                                              SA (b)                                   $     11,189
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.1%                           206   Public Power Corp.                                4,486
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.1%                342   OPAP SA                                          11,739
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%                   56   Hellenic Petroleum SA                               785
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.0%          137   Cosmote Mobile Telecommunications SA              3,035
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Greece                    84,142
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.6%  Airlines - 0.0%                                   2,000   Cathay Pacific Airways Ltd.                       3,495
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.2%                           6,000   BOC Hong Kong Holdings Ltd.                      11,530
                                                                    2,600   Bank of East Asia Ltd.                            7,863
                                                                      900   Hang Seng Bank Ltd.                              11,747
                                                                                                                       ------------
                                                                                                                             31,140
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.1%                               4,000   Li & Fung Ltd.                                    7,713
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.1%             4,000   Hong Kong Exchanges and Clearing Ltd.            16,586
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.0%     5,000   PCCW Ltd.                                         3,079
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.2%                         2,500   CLP Holdings Ltd.                                14,509
                                                                    1,500   HongKong Electric Holdings                        7,429
                                                                                                                       ------------
                                                                                                                             21,938
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                       1,000   Johnson Electric Holdings Ltd.                      948
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.1%                              6,000   Hong Kong & China Gas                            12,807
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                         1,500   Techtronic Industries Co.                         3,569
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.2%                   3,000   Hutchison Whampoa Ltd.                           28,574
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                      2,935   SCMP Group Ltd.                                   1,088
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.6%                                2,000   Cheung Kong Holdings Ltd.                        20,520
                                                                    4,000   Hang Lung Properties Ltd.                         6,242
                                                                    1,000   Henderson Land Development Co., Ltd.              4,708
                                                                    2,700   The Link REIT (b)                                 5,119
                                                                    3,049   New World Development Ltd.                        4,188
                                                                    6,000   Sino Land Co.                                     7,274
                                                                    2,000   Sun Hung Kai Properties Ltd.                     19,475
                                                                    1,500   Swire Pacific Ltd. Class A                       13,465
                                                                    1,000   Wharf Holdings Ltd.                               3,534
                                                                                                                       ------------
                                                                                                                             84,525
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                                1,000   MTR Corp.                                         1,967
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.0%   6,563   Solomon Systech International Ltd.                2,730
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                           2,000   Esprit Holdings Ltd.                             14,213
                                                                    4,000   Giordano International Ltd.                       2,244
                                                                                                                       ------------
                                                                                                                             16,457
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Hong Kong                236,616
-----------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.8%    Airlines - 0.0%                                     283   Ryanair Holdings Plc (b)                          2,771
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.0%                                    546   C&C Group Plc                                     3,478
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                            128   Kingspan Group Plc                                1,608
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                           1,310   Allied Irish Banks Plc                     $     27,891
                                                                    1,288   Bank of Ireland                                  20,221
                                                                      424   Depfa Bank Plc                                    6,247
                                                                                                                       ------------
                                                                                                                             54,359
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.2%                       820   CRH Plc                                          24,036
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.0%     1,443   Eircom Group Plc                                  3,370
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.0%                     510   Fyffes Plc                                        1,384
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.0%                                107   Kerry Group Plc                                   2,361
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%                171   Paddy Power Plc                                   2,441
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%                     120   DCC Plc                                           2,562
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.1%                                    268   Irish Life & Permanent Plc                        5,456
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                        323   Independent News & Media Plc                        968
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 0.1%                              433   Elan Corp. Plc (b)                                5,823
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%             427   Grafton Group Plc                                 4,634
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Ireland                  115,251
-----------------------------------------------------------------------------------------------------------------------------------
Italy - 3.7%      Aerospace & Defense - 0.1%                          478   Finmeccanica SpA                                  9,219
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 0.1%                                  832   Fiat SpA (b)                                      7,223
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.1%                              580   Banca Fideuram SpA                                3,140
                                                                      597   Mediobanca SpA                                   11,359
                                                                      166   Mediolanum SpA                                    1,091
                                                                                                                       ------------
                                                                                                                             15,590
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.3%                             130   Banca Antonveneta SpA                             4,031
                                                                    4,221   Banca Intesa SpA                                 22,281
                                                                      963   Banca Intesa SpA (RNC)                            4,741
                                                                    1,921   Banca Monte dei Paschi di Siena SpA               8,939
                                                                    1,332   Banca Nazionale del Lavoro SpA (b)                4,374
                                                                      714   Banca Popolare di Milano Scrl                     7,787
                                                                      609   Banco Popolare di Verona e Novara Scrl           12,277
                                                                      560   Banche Popolari Unite Scrl                       12,233
                                                                    1,812   Capitalia SpA                                    10,452
                                                                    1,666   Sanpaolo IMI SpA                                 25,971
                                                                   11,189   UniCredito Italiano SpA                          76,693
                                                                                                                       ------------
                                                                                                                            189,779
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%               166   FinecoGroup SpA                                   1,591
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.4%    14,966   Telecom Italia SpA                               43,427
                                                                    7,779   Telecom Italia SpA (RNC)                         19,223
                                                                                                                       ------------
                                                                                                                             62,650
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.4%                         5,910   Enel SpA                                         46,233
                                                                    2,355   Terna SpA                                         5,789
                                                                                                                       ------------
                                                                                                                             52,022
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                              1,677   Snam Rete Gas SpA                                 6,870
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%                230   Autogrill SpA                                     3,136
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%                   4,635   Pirelli & C SpA                            $      4,243
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.4%                                    735   Alleanza Assicurazioni SpA                        9,045
                                                                    1,344   Assicurazioni Generali SpA                       46,783
                                                                                                                       ------------
                                                                                                                             55,828
                  -----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.0%                 659   Telecom Italia Media SpA (b)                        347
                                                                      654   Tiscali SpA (b)                                   2,063
                                                                                                                       ------------
                                                                                                                              2,410
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                      1,309   Mediaset SpA                                     13,819
                                                                    7,219   Seat Pagine Gialle SpA (b)                        3,353
                                                                                                                       ------------
                                                                                                                             17,172
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.7%                3,593   ENI SpA                                          99,299
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%             210   Bulgari SpA                                       2,336
                                                                      119   Luxottica Group SpA                               3,008
                                                                                                                       ------------
                                                                                                                              5,344
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%                474   Autostrade SpA                                   11,328
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Italy                    543,704
-----------------------------------------------------------------------------------------------------------------------------------
Japan - 24.9%     Air Freight & Logistics - 0.1%                    1,000   Yamato Transport Co., Ltd.                       16,572
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                   1,000   Japan Airlines Corp.                              2,720
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.5%                              200   Aisin Seiki Co., Ltd.                             7,337
                                                                    1,000   Bridgestone Corp.                                20,800
                                                                      800   Denso Corp.                                      27,586
                                                                      100   NOK Corp.                                         2,711
                                                                      400   Stanley Electric Co., Ltd.                        6,497
                                                                      100   Toyoda Gosei Co., Ltd.                            1,949
                                                                      200   Toyota Industries Corp.                           7,185
                                                                                                                       ------------
                                                                                                                             74,065
                  -----------------------------------------------------------------------------------------------------------------
                  Automobiles - 2.1%                                1,100   Honda Motor Co., Ltd.                            62,721
                                                                    3,200   Nissan Motor Co., Ltd.                           32,399
                                                                    4,000   Toyota Motor Corp.                              207,405
                                                                      200   Yamaha Motor Co., Ltd.                            5,219
                                                                                                                       ------------
                                                                                                                            307,744
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.2%                                    800   Asahi Breweries Ltd.                              9,753
                                                                    1,000   Kirin Brewery Co., Ltd.                          11,650
                                                                    2,000   Sapporo Holdings Ltd.                            11,201
                                                                                                                       ------------
                                                                                                                             32,604
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.3%                          1,000   Asahi Glass Co., Ltd.                            12,904
                                                                    1,000   Central Glass Co., Ltd.                           5,532
                                                                      400   Daikin Industries Ltd.                           11,692
                                                                      300   JS Group Corp.                                    5,998
                                                                    1,000   Toto Ltd.                                         8,447
                                                                                                                       ------------
                                                                                                                             44,573
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.8%                            2,000   Daiwa Securities Group, Inc.                     22,655
                                                                        2   E*Trade Securities Co., Ltd.                     15,437
                                                                      300   Matsui Securities Co., Ltd.                       4,161
                                                                    1,500   Nikko Cordial Corp.                              23,740
                                                                    2,700   Nomura Holdings, Inc.                            51,699
                                                                       11   Softbank Investments Corp.                        7,437
                                                                                                                       ------------
                                                                                                                            125,129
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Chemicals - 1.2%                                  1,000   Asahi Kasei Corp.                          $      6,761
                                                                    1,000   Dainippon Ink and Chemicals, Inc.                 4,329
                                                                      200   Hitachi Chemical Co., Ltd.                        5,287
                                                                    2,000   Ishihara Sangyo Kaisha Ltd.                       3,558
                                                                      400   JSR Corp.                                        10,506
                                                                    1,000   Kuraray Co., Ltd.                                10,353
                                                                    2,000   Mitsubishi Chemical Holdings Corp.               12,590
                                                                    1,000   Mitsubishi Rayon Co., Ltd.                        6,608
                                                                    1,000   Mitsui Chemicals, Inc.                            6,719
                                                                      200   Nitto Denko Corp.                                15,572
                                                                      600   Shin-Etsu Chemical Co., Ltd.                     31,873
                                                                    3,000   Showa Denko KK                                   11,692
                                                                    2,000   Sumitomo Chemical Co., Ltd.                      13,725
                                                                    1,000   Teijin Ltd.                                       6,346
                                                                    2,000   Toray Industries, Inc.                           16,301
                                                                    1,000   Tosoh Corp.                                       4,389
                                                                    3,000   Ube Industries Ltd.                               8,134
                                                                                                                       ------------
                                                                                                                            174,743
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 3.0%                           1,000   The Bank of Fukuoka Ltd.                          8,549
                                                                    2,000   The Bank of Yokohama Ltd.                        16,352
                                                                    1,000   The Chiba Bank Ltd.                               8,379
                                                                    1,000   Hokuhoku Financial Group, Inc.                    4,668
                                                                    1,000   The Joyo Bank Ltd.                                5,948
                                                                       11   Mitsubishi Tokyo Financial Group, Inc.          147,217
                                                                    1,000   Mitsui Trust Holdings, Inc.                      11,997
                                                                       13   Mizuho Financial Group, Inc.                    103,092
                                                                    2,000   The Nishi-Nippon City Bank Ltd.                  11,929
                                                                        5   Resona Holdings, Inc.                            20,122
                                                                    2,000   Shinsei Bank Ltd.                                11,556
                                                                    1,000   The Shizuoka Bank Ltd.                           10,014
                                                                        6   Sumitomo Mitsui Financial Group, Inc.            63,543
                                                                    2,000   The Sumitomo Trust & Banking Co., Ltd.           20,419
                                                                                                                       ------------
                                                                                                                            443,785
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services &                             1,000   Dai Nippon Printing Co., Ltd.                    17,792
                  Supplies - 0.4%                                       2   The Goodwill Group, Inc.                          4,067
                                                                      100   Meitec Corp.                                      3,236
                                                                      500   Secom Co., Ltd.                                  26,137
                                                                    1,000   Toppan Printing Co., Ltd.                        11,675
                                                                                                                       ------------
                                                                                                                             62,907
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.4%                    2,000   Fujitsu Ltd.                                     15,216
                                                                      200   Mitsumi Electric Company, Ltd.                    2,260
                                                                    3,000   NEC Corp.                                        18,656
                                                                      100   Seiko Epson Corp.                                 2,512
                                                                    4,000   Toshiba Corp.                                    23,858
                                                                                                                       ------------
                                                                                                                             62,502
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.2%                 1,000   Kajima Corp.                                      5,744
                                                                    1,000   Nishimatsu Construction Co., Ltd.                 4,101
                                                                    1,000   Obayashi Corp.                                    7,363
                                                                    1,000   Shimizu Corp.                                     7,346
                                                                    2,000   Taisei Corp.                                      9,065
                                                                                                                       ------------
                                                                                                                             33,619
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                     1,000   Sumitomo Osaka Cement Co., Ltd.                   2,915
                                                                    1,000   Taiheiyo Cement Corp.                             4,058
                                                                                                                       ------------
                                                                                                                              6,973
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.5%                              80   Acom Co., Ltd.                             $      5,138
                                                                       75   Aiful Corp.                                       6,259
                                                                      300   Credit Saison Co., Ltd.                          14,971
                                                                      100   ORIX Corp.                                       25,460
                                                                      100   Promise Co., Ltd.                                 6,651
                                                                       10   Shohkoh Fund & Co., Ltd.                          2,415
                                                                      140   Takefuji Corp.                                    9,501
                                                                                                                       ------------
                                                                                                                             70,395
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                       200   Toyo Seikan Kaisha Ltd.                           3,255
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Consumer Services - 0.0%                100   Benesse Corp.                                     3,499
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.2%         7   Nippon Telegraph & Telephone Corp.               31,789
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.8%                           900   Chubu Electric Power Co., Inc.                   21,427
                                                                      200   Hokkaido Electric Power Co., Inc.                 4,067
                                                                    1,300   The Kansai Electric Power Co., Inc.              27,921
                                                                      600   Kyushu Electric Power Co., Inc.                  13,014
                                                                      600   Tohoku Electric Power Co., Inc.                  12,200
                                                                    1,600   The Tokyo Electric Power Co., Inc.               38,838
                                                                                                                       ------------
                                                                                                                            117,467
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.3%                       1,000   Furukawa Electric Co., Ltd.                       7,812
                                                                    2,000   Mitsubishi Electric Corp.                        14,149
                                                                    1,000   Sumitomo Electric Industries Ltd.                15,174
                                                                                                                       ------------
                                                                                                                             37,135
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 1.1%           700   Citizen Watch Co., Ltd.                           5,812
                                                                    4,000   Hitachi Ltd.                                     26,942
                                                                      600   Hoya Corp.                                       21,554
                                                                      200   Ibiden Co., Ltd.                                 10,709
                                                                      300   Kyocera Corp.                                    21,859
                                                                      300   Murata Manufacturing Co., Ltd.                   19,215
                                                                      300   Nidec Corp.                                      25,494
                                                                    1,000   Oki Electric Industry Co., Ltd.                   3,652
                                                                      300   Omron Corp.                                       6,914
                                                                      200   TDK Corp.                                        13,776
                                                                      400   Yokogawa Electric Corp.                           6,812
                                                                                                                       ------------
                                                                                                                            162,739
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.5%                     900   Aeon Co., Ltd.                                   22,876
                                                                      100   Lawson, Inc.                                      4,118
                                                                      100   Matsumotokiyoshi Co., Ltd.                        3,160
                                                                    1,060   Seven & I Holdings Co. Ltd.                      45,353
                                                                                                                       ------------
                                                                                                                             75,507
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.2%                              1,000   Ajinomoto Co., Inc.                              10,226
                                                                      200   Ariake Japan Co., Ltd.                            4,922
                                                                      300   Katokichi Co., Ltd.                               2,041
                                                                      300   Nissin Food Products Co., Ltd.                    8,667
                                                                      200   Yakult Honsha Co., Ltd.                           4,151
                                                                                                                       ------------
                                                                                                                             30,007
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.2%                              3,000   Osaka Gas Co., Ltd.                              10,345
                                                                    4,000   Tokyo Gas Co., Ltd.                              17,758
                                                                                                                       ------------
                                                                                                                             28,103
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%             200   Terumo Corp.                                      5,914
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.1%             200   Mediceo Paltac Holdings Co. Ltd.           $      2,892
                                                                      200   Nichii Gakkan Co.                                 5,083
                                                                                                                       ------------
                                                                                                                              7,975
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%                100   Skylark Co., Ltd.                                 1,593
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 1.4%                           500   Casio Computer Co., Ltd.                          8,362
                                                                      100   Daito Trust Construction Co., Ltd.                5,168
                                                                    1,000   Daiwa House Industry Co., Ltd.                   15,623
                                                                    3,000   Matsushita Electric Industrial Co., Ltd.         57,824
                                                                      400   Pioneer Corp.                                     5,544
                                                                      200   Rinnai Corp.                                      4,736
                                                                    4,000   Sanyo Electric Co., Ltd.                         10,845
                                                                    2,000   Sekisui Chemical Co., Ltd.                       13,522
                                                                    1,000   Sekisui House Ltd.                               12,573
                                                                    1,000   Sharp Corp.                                      15,200
                                                                    1,400   Sony Corp.                                       57,172
                                                                                                                       ------------
                                                                                                                            206,569
                  -----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.2%                         1,000   Kao Corp.                                        26,773
                                                                      200   Uni-Charm Corp.                                   8,981
                                                                                                                       ------------
                                                                                                                             35,754
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.1%                                  100   CSK Holdings Corp.                                4,990
                                                                        2   NET One Systems Co., Ltd.                         4,829
                                                                        1   NTT Data Corp.                                    4,973
                                                                      100   TIS, Inc.                                         3,084
                                                                                                                       ------------
                                                                                                                             17,876
                  -----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy                200   Electric Power Development Co.                    6,863
                  Traders - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.6%                                      2   Millea Holdings, Inc.                            34,398
                                                                    2,000   Mitsui Sumitomo Insurance Co., Ltd.              24,451
                                                                    1,000   Sompo Japan Insurance, Inc.                      13,514
                                                                      300   T&D Holdings, Inc.                               19,876
                                                                                                                       ------------
                                                                                                                             92,239
                  -----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.0%                      5   Rakuten, Inc.                                     4,829
                  -----------------------------------------------------------------------------------------------------------------
                  Internet Software & Services - 0.5%                   3   eAccess Ltd.                                      2,122
                                                                        4   Index Corp.                                       7,252
                                                                    1,200   Softbank Corp.                                   50,631
                                                                       11   Yahoo! Japan Corp.                               16,682
                                                                                                                       ------------
                                                                                                                             76,687
                  -----------------------------------------------------------------------------------------------------------------
                  Leisure Equipment & Products - 0.3%                 700   Fuji Photo Film Co., Ltd.                        23,130
                                                                      500   Namco Bandai Holdings, Inc.                       7,303
                                                                      100   Sankyo Co., Ltd. (Gunma)                          5,787
                                                                      200   Sega Sammy Holdings, Inc.                         6,693
                                                                      100   Shimano, Inc.                                     2,626
                                                                      300   Yamaha Corp.                                      4,984
                                                                                                                       ------------
                                                                                                                             50,523
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 1.2%                                  2,000   Ebara Corp.                                      10,794
                                                                      200   Fanuc Ltd.                                       16,962
                                                                      300   Hitachi Construction Machinery Co., Ltd.          6,990
                                                                    2,000   Ishikawajima-Harima Heavy Industries Co.,
                                                                              Ltd.                                            6,320
                                                                    2,000   Kawasaki Heavy Industries Ltd.                    7,286
                                                                    1,000   Komatsu Ltd.                                     16,530
                                                                    1,000   Kubota Corp.                                      8,396

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      200   Kurita Water Industries Ltd.               $      3,804
                                                                    1,000   Minebea Co., Ltd.                                 5,329
                                                                    5,000   Mitsubishi Heavy Industries Ltd.                 22,028
                                                                    2,000   Mitsui Engineering & Shipbuilding Co., Ltd.       6,507
                                                                    2,000   NSK Ltd.                                         13,658
                                                                    2,000   NTN Corp.                                        15,793
                                                                      100   SMC Corp.                                        14,276
                                                                    2,000   Sumitomo Heavy Industries Ltd.                   16,775
                                                                      200   THK Co., Ltd.                                     5,219
                                                                                                                       ------------
                                                                                                                            176,667
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.3%                                     2,000   Kawasaki Kisen Kaisha Ltd.                       12,539
                                                                    2,000   Mitsui OSK Lines Ltd.                            17,436
                                                                    2,000   Nippon Yusen Kabushiki Kaisha                    13,691
                                                                                                                       ------------
                                                                                                                             43,666
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                          2   Dentsu, Inc.                                      6,507
                                                                        1   Fuji Television Network, Inc.                     2,516
                                                                      200   Toho Co., Ltd.                                    4,473
                                                                      200   Tokyo Broadcasting System, Inc.                   5,422
                                                                                                                       ------------
                                                                                                                             18,918
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 1.0%                              700   JFE Holdings, Inc.                               23,486
                                                                    5,000   Kobe Steel Ltd.                                  16,182
                                                                    3,000   Mitsubishi Materials Corp.                       15,327
                                                                    1,000   Mitsui Mining & Smelting Co., Ltd.                6,278
                                                                    1,000   Nippon Light Metal Co., Ltd.                      2,754
                                                                    8,000   Nippon Steel Corp.                               28,467
                                                                    3,000   Nisshin Steel Co., Ltd.                           9,684
                                                                    6,000   Sumitomo Metal Industries Ltd.                   23,079
                                                                    1,000   Sumitomo Metal Mining Co., Ltd.                  12,361
                                                                      300   Tokyo Steel Manufacturing Co., Ltd.               4,346
                                                                                                                       ------------
                                                                                                                            141,964
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.2%                             400   Isetan Co., Ltd.                                  8,523
                                                                      400   Marui Co., Ltd.                                   7,845
                                                                    1,000   Mitsukoshi Ltd.                                   6,524
                                                                                                                       ------------
                                                                                                                             22,892
                  -----------------------------------------------------------------------------------------------------------------
                  Office Electronics - 0.6%                         1,000   Canon, Inc.                                      58,460
                                                                    1,000   Konica Minolta Holdings, Inc.                    10,175
                                                                    1,000   Ricoh Co., Ltd.                                  17,496
                                                                                                                       ------------
                                                                                                                             86,131
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.2%                1,000   Nippon Mining Holdings, Inc.                      7,108
                                                                    2,000   Nippon Oil Corp.                                 15,505
                                                                      300   Showa Shell Sekiyu KK                             3,579
                                                                                                                       ------------
                                                                                                                             26,192
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                        1   Nippon Paper Group, Inc.                          3,999
                                                                    1,000   OJI Paper Co., Ltd.                               5,905
                                                                                                                       ------------
                                                                                                                              9,904
                  -----------------------------------------------------------------------------------------------------------------
                  Personal Products - 0.2%                            100   Aderans Co., Ltd.                                 2,999
                                                                    1,000   Shiseido Co., Ltd.                               18,639
                                                                                                                       ------------
                                                                                                                             21,638
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 1.1%                              800   Astellas Pharma Inc.                             31,179
                                                                      600   Chugai Pharmaceutical Co., Ltd.                  12,861
                                                                    1,047   Daiichi Sankyo Co. Ltd.                          20,181
                                                                      400   Eisai Co., Ltd.                                  16,775
                                                                    1,000   Kyowa Hakko Kogyo Co., Ltd.                       6,973
                                                                      100   Santen Pharmaceutical Co., Ltd.                   2,703

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    1,000   Shionogi & Co., Ltd.                       $     14,073
                                                                    1,200   Takeda Pharmaceutical Co., Ltd.                  64,865
                                                                                                                       ------------
                                                                                                                            169,610
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.9%                                    1   Japan Prime Realty Investment Corp.               2,804
                                                                        1   Japan Real Estate Investment Corp.                8,235
                                                                        1   Japan Retail Fund Investment Corp.                7,761
                                                                      200   Leopalace21 Corp.                                 7,252
                                                                    2,000   Mitsubishi Estate Co., Ltd.                      41,515
                                                                    1,000   Mitsui Fudosan Co., Ltd.                         20,291
                                                                        1   Nippon Building Fund, Inc.                        8,430
                                                                    1,000   Sumitomo Realty & Development Co., Ltd.          21,732
                                                                    1,000   Tokyu Land Corp. (b)                              9,989
                                                                                                                       ------------
                                                                                                                            128,009
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.7%                                    2   Central Japan Railway Co.                        19,148
                                                                        4   East Japan Railway Co.                           27,485
                                                                    2,000   Keisei Electric Railway Co., Ltd.                13,641
                                                                    2,000   Kintetsu Corp.                                    7,998
                                                                    1,000   Nippon Express Co., Ltd.                          6,092
                                                                    1,000   Odakyu Electric Railway Co., Ltd.                 5,948
                                                                    1,000   Tobu Railway Co., Ltd.                            5,236
                                                                    1,000   Tokyu Corp.                                       7,066
                                                                        3   West Japan Railway Co.                           12,505
                                                                                                                       ------------
                                                                                                                            105,119
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.3%     100   Advantest Corp.                                  10,074
                                                                      200   Elpida Memory, Inc. (b)                           5,965
                                                                      100   Rohm Co., Ltd.                                   10,870
                                                                      300   Tokyo Electron Ltd.                              18,834
                                                                                                                       ------------
                                                                                                                             45,743
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.2%                                     200   Fuji Soft ABC, Inc.                               6,693
                                                                      200   Hitachi Software Engineering Co., Ltd.            4,185
                                                                      200   Konami Corp.                                      4,397
                                                                      100   Nintendo Co., Ltd.                               12,073
                                                                                                                       ------------
                                                                                                                             27,348
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                             100   Aoyama Trading Co., Ltd.                          3,381
                                                                      100   Fast Retailing Co., Ltd.                          9,769
                                                                      100   Shimachu Co., Ltd.                                3,033
                                                                       70   USS Co., Ltd.                                     4,460
                                                                      100   Yamada Denki Co., Ltd.                           12,505
                                                                                                                       ------------
                                                                                                                             33,148
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%           2,000   Toyobo Co., Ltd.                                  6,693
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                                        1   Japan Tobacco, Inc.                              14,573
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.7%           2,000   Itochu Corp.                                     16,674
                                                                    2,000   Marubeni Corp.                                   10,726
                                                                    1,800   Mitsubishi Corp.                                 39,803
                                                                    2,000   Mitsui & Co., Ltd.                               25,671
                                                                      400   Sojitz Corp. (b)                                  2,372
                                                                    1,000   Sumitomo Corp.                                   12,920
                                                                                                                       ------------
                                                                                                                            108,166
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 0.4%            3   KDDI Corp.                                       17,284
                                                                       24   NTT DoCoMo, Inc.                                 36,601
                                                                                                                       ------------
                                                                                                                             53,885
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Japan                  3,694,920
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands -     Air Freight & Logistics - 0.1%                      610   TNT NV                                     $     18,996
3.3%              ------------------------------------------------------------------------------------------------------------------
                  Beverages - 0.1%                                    299   Heineken NV                                       9,445
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                                    368   Akzo Nobel NV                                    16,994
                                                                      260   DSM NV                                           10,581
                                                                                                                       ------------
                                                                                                                             27,575
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.4%                           2,457   ABN AMRO Holding NV                              64,020
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services &                               266   Buhrmann NV                                       3,900
                  Supplies - 0.1%                                      33   Randstad Holdings NV                              1,428
                                                                      154   Vedior NV                                         2,274
                                                                                                                       ------------
                                                                                                                              7,602
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                       552   James Hardie Industries NV                        3,644
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.7%               157   Euronext NV                                       8,148
                                                                    2,580   ING Groep NV CVA                                 89,167
                                                                                                                       ------------
                                                                                                                             97,315
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.2%     2,948   Royal KPN NV                                     29,453
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.0%                   66   IHC Caland NV                                     5,313
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.1%                   2,348   Koninklijke Ahold NV (b)                         17,531
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.4%                                183   Royal Numico NV                                   7,551
                                                                      828   Unilever NV                                      56,500
                                                                                                                       ------------
                                                                                                                             64,051
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.4%                         1,851   Koninklijke Philips Electronics NV               57,313
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                                  261   Getronics NV                                      3,497
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.2%                                  1,975   Aegon NV                                         32,032
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.2%                                      1,065   Reed Elsevier NV                                 14,823
                                                                      393   VNU NV                                           12,984
                                                                      355   Wolters Kluwer NV                                 7,152
                                                                                                                       ------------
                                                                                                                             34,959
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                                   21   Corio NV                                          1,137
                                                                       39   Rodamco Europe NV                                 3,234
                                                                       12   Wereldhave NV                                     1,127
                                                                                                                       ------------
                                                                                                                              5,498
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.1%     745   ASML Holding NV (b)                              14,851
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.0%           1,139   Hagemeyer NV (b)                                  3,681
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the Netherlands          496,776
-----------------------------------------------------------------------------------------------------------------------------------
New               Commercial Services &                               557   Waste Management NZ Ltd.                          2,325
Zealand - 0.1%    Supplies - 0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.0%                       370   Fletcher Building Ltd.                            1,903
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%     3,163   Telecom Corp. of New Zealand Ltd.                12,947
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%             752   Fisher & Paykel Healthcare Corp.                  1,946
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%                598   Sky City Ltd.                                     1,910
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.0%                           514   Fisher & Paykel Appliances Holdings Ltd.          1,215
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in New Zealand               22,246
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Norway - 0.7%     Chemicals - 0.0%                                    272   Yara International ASA                     $      3,947
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.1%                             787   DNB NOR ASA                                       8,368
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.0%               439   Tomra Systems ASA                                 3,131
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%                     254   Tandberg ASA                                      1,549
                                                                      208   Tandberg Television ASA (b)                       2,742
                                                                                                                       ------------
                                                                                                                              4,291
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%     1,230   Telenor ASA                                      12,034
                  -----------------------------------------------------------------------------------------------------------------
                  Energy Equipment & Services - 0.1%                   75   Petroleum Geo-Services ASA (b)                    2,304
                                                                      404   Stolt Offshore SA (b)                             4,684
                                                                                                                       ------------
                                                                                                                              6,988
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.1%                                250   Orkla ASA                                        10,319
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                    200   Storebrand ASA                                    1,721
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                        28   Stolt-Nielsen SA                                    924
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%                   94   Frontline Ltd.                                    3,582
                                                                      220   Norsk Hydro ASA                                  22,516
                                                                      857   Statoil ASA                                      19,618
                                                                                                                       ------------
                                                                                                                             45,716
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.0%                      361   Norske Skogindustrier ASA                         5,718
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Norway                   103,157
-----------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.2%   Commercial Banks - 0.1%                           3,205   Banco Comercial Portugues SA Registered
                                                                              Shares                                          8,808
                                                                       68   Banco Espirito Santo SA Registered Shares         1,091
                                                                                                                       ------------
                                                                                                                              9,899
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%     1,201   Portugal Telecom SGPS SA Registered Shares       12,112
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.0%                         2,518   Energias de Portugal SA                           7,722
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.0%                   2,370   Sonae SGPS SA                                     3,299
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.0%                352   Brisa-Auto Estradas de Portugal SA Private
                                                                              Shares                                          2,973
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Portugal                  36,005
-----------------------------------------------------------------------------------------------------------------------------------
Singapore - 0.7%  Aerospace & Defense - 0.0%                        1,000   Singapore Technologies Engineering Ltd.           1,720
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                   1,000   Singapore Airlines Ltd.                           7,457
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.3%                           1,000   DBS Group Holdings Ltd.                           9,923
                                                                    3,400   Oversea-Chinese Banking Corp.                    13,700
                                                                    2,000   United Overseas Bank Ltd.                        17,561
                                                                                                                       ------------
                                                                                                                             41,184
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals - 0.00%                     150   Creative Technology Ltd.                          1,227
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%             1,000   Singapore Exchange Ltd.                           1,744
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%     8,000   Singapore Telecommunications Ltd.                12,509
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%              1,000   City Developments Ltd.                            5,232
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%                   1,000   Keppel Corp. Ltd.                                 6,615
                                                                    1,242   SembCorp Industries Ltd.                          2,047
                                                                                                                       ------------
                                                                                                                              8,662
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                    815   SembCorp Marine Ltd.                       $      1,353
                  -----------------------------------------------------------------------------------------------------------------
                  Marine - 0.0%                                     1,000   Cosco Corp. Singapore Ltd.                        1,299
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                      3,000   Singapore Press Holdings Ltd.                     7,758
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                                2,000   Ascendas Real Estate Investment Trust             2,345
                                                                    2,000   CapitaLand Ltd.                                   4,138
                                                                    1,455   Suntec Real Estate Investment Trust                 945
                                                                      100   United Overseas Land Ltd.                           151
                                                                                                                       ------------
                                                                                                                              7,579
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                                3,000   ComfortDelgro Corp. Ltd.                          2,887
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.0%   3,000   Chartered Semiconductor Manufacturing
                                                                              Ltd. (b)                                        2,345
                                                                    3,000   STATS ChipPAC Ltd. (b)                            2,003
                                                                                                                       ------------
                                                                                                                              4,348
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Singapore                104,959
-----------------------------------------------------------------------------------------------------------------------------------
South             Beverages - 0.1%                                  1,173   SABMiller Plc                                    21,366
Africa - 0.1%     ------------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in South Africa              21,366
-----------------------------------------------------------------------------------------------------------------------------------
Spain - 3.6%      Airlines - 0.0%                                   1,112   Iberia Lineas Aereas de Espana                    3,004
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 1.4%                           4,806   Banco Bilbao Vizcaya Argentaria SA               85,487
                                                                    1,337   Banco Popular Espanol SA                         16,244
                                                                    8,257   Banco Santander Central Hispano SA              108,596
                                                                                                                       ------------
                                                                                                                            210,327
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.2%                   407   ACS Actividades de Construccion y
                                                                              Servicios, SA                                  13,063
                                                                       23   Acciona SA                                        2,562
                                                                       35   Fomento de Construcciones y Contratas SA          1,978
                                                                       69   Grupo Ferrovial SA                                4,761
                                                                      145   Sacyr Vallehermoso SA                             3,523
                                                                                                                       ------------
                                                                                                                             25,887
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.6%     6,197   Telefonica SA                                    92,906
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.6%                         1,419   Endesa SA                                        37,191
                                                                    1,208   Iberdrola SA                                     32,901
                                                                      344   Union Fenosa SA                                  12,753
                                                                                                                       ------------
                                                                                                                             82,845
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.0%                         249   Gamesa Corp. Tecnologica SA                       3,630
                  -----------------------------------------------------------------------------------------------------------------
                  Gas Utilities - 0.0%                                174   Gas Natural SDG SA                                4,856
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.0%                198   NH Hoteles SA                                     3,095
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                                  240   Indra Sistemas SA                                 4,674
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                    102   Corporacion Mapfre SA                             1,678
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.1%                                        179   Antena 3 de Television SA                         4,252
                                                                       38   Promotora de Informaciones SA                       645
                                                                       77   Sogecable SA (b)                                  3,075
                                                                                                                       ------------
                                                                                                                              7,972
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                              385   Acerinox SA                                       5,581
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.3%                1,349   Repsol YPF SA                                    39,255
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.1%                                   66   Inmobiliaria Colonial SA                          3,727
                                                                       61   Metrovacesa SA                                    3,691
                                                                                                                       ------------
                                                                                                                              7,418
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.1%                             308   Inditex SA                                       10,009
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.1%                                      439   Altadis SA                                       19,843
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%                248   Abertis Infraestructuras SA                $      6,219
                                                                      418   Cintra Concesiones de Infraestructuras de
                                                                              Transporte SA                                   4,817
                                                                                                                       ------------
                                                                                                                             11,036
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Spain                    534,016
-----------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.3%     Building Products - 0.1%                            517   Assa Abloy AB B                                   8,120
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.0%                               95   D Carnegie AB                                     1,397
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 0.5%                           3,179   Nordea Bank AB                                   32,954
                                                                      753   Skandinaviska Enskilda Banken AB Class A         15,470
                                                                      806   Svenska Handelsbanken Class A                    19,951
                                                                                                                       ------------
                                                                                                                             68,375
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%               503   Securitas AB                                      8,343
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.5%                  21,080   Telefonaktiebolaget LM Ericsson                  72,310
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.1%                   622   Skanska AB Class B                                9,457
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%       562   Tele2 AB                                          6,020
                                                                    2,396   TeliaSonera AB                                   12,855
                                                                                                                       ------------
                                                                                                                             18,875
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.0%             180   Elekta AB                                         2,669
                                                                      295   Getinge AB Class B                                4,059
                                                                                                                       ------------
                                                                                                                              6,728
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%              36   Capio AB                                            640
                                                                      160   Gambro AB - A Shares                              1,744
                                                                       39   Gambro AB - B Shares                                424
                                                                                                                       ------------
                                                                                                                              2,808
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.1%                           459   Electrolux AB Series B                           11,910
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.0%                                  1,221   Skandia Forsakrings AB                            7,303
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.5%                                    111   Alfa Laval AB                                     2,399
                                                                      558   Atlas Copco AB Class A                           12,410
                                                                      189   Atlas Copco AB Class B                            3,764
                                                                      680   SKF AB Class B                                    9,527
                                                                      321   Sandvik AB                                       14,923
                                                                       86   Scania AB Class B                                 3,107
                                                                      116   Trelleborg AB Class B                             2,310
                                                                       84   Volvo AB Class A                                  3,847
                                                                      347   Volvo AB Class B                                 16,328
                                                                                                                       ------------
                                                                                                                             68,615
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                        330   Eniro AB                                          4,146
                                                                       43   Modern Times Group AB Class B (b)                 1,791
                                                                                                                       ------------
                                                                                                                              5,937
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 0.0%                               29   Ssab Svenskt Stal AB Series A                     1,053
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 0.0%                  346   Lundin Petroleum AB (b)                           3,652
                  -----------------------------------------------------------------------------------------------------------------
                  Paper & Forest Products - 0.1%                       47   Holmen AB Class B                                 1,550
                                                                      323   Svenska Cellulosa AB Class B                     12,054
                                                                                                                       ------------
                                                                                                                             13,604
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                                  113   Wihlborgs Fastigheter AB (b)                      2,151
                                                                       22   Wihlborgs Syd AB                                    531
                                                                                                                       ------------
                                                                                                                              2,682
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.0%                                     459   Telelogic AB (b)                                  1,177
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                             705   Hennes & Mauritz AB B Shares                     23,918
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.0%                                      602   Swedish Match AB                           $      7,072
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Sweden                   343,336
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland -     Biotechnology - 0.0%                                  6   Serono SA                                         4,767
6.6%              ------------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                              4   Geberit AG Registered Shares                      3,156
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 1.5%                            1,744   Credit Suisse Group                              88,659
                                                                    1,426   UBS AG Registered Shares                        135,356
                                                                                                                       ------------
                                                                                                                            224,015
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.3%                                    123   Ciba Specialty Chemicals AG Registered
                                                                              Shares                                          7,933
                                                                      214   Clariant AG                                       3,142
                                                                        8   Givaudan                                          5,405
                                                                       82   Lonza Group AG Registered Shares                  5,002
                                                                      166   Syngenta AG                                      20,593
                                                                                                                       ------------
                                                                                                                             42,075
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.1%               210   Adecco SA Registered Shares                       9,656
                                                                        5   SGS SA                                            4,204
                                                                                                                       ------------
                                                                                                                             13,860
                  -----------------------------------------------------------------------------------------------------------------
                  Computers & Peripherals 0.0%                         92   Logitech International SA (b)                     4,310
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                       276   Holcim Ltd.                                      18,743
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.1%        30   Swisscom AG                                       9,441
                  -----------------------------------------------------------------------------------------------------------------
                  Electrical Equipment - 0.2%                       2,612   ABB Ltd. (b)                                     25,269
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%            19   Kudelski SA                                         563
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 1.2%                                573   Nestle SA Registered Shares                     170,863
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%              38   Nobel Biocare Holding AG                          8,333
                                                                       32   Phonak Holding AG Registered Shares               1,374
                                                                        5   Straumann Holding AG Registered Shares            1,155
                                                                       80   Synthes, Inc.                                     8,959
                                                                                                                       ------------
                                                                                                                             19,821
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.5%                                    477   Swiss Reinsurance Registered Shares              34,817
                                                                      195   Zurich Financial Services AG                     41,428
                                                                                                                       ------------
                                                                                                                             76,245
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                     13   SIG Holding AG Registered Shares                  2,831
                                                                        3   Schindler Holding AG Participation
                                                                              Certificates                                    1,186
                                                                        3   Sulzer AG                                         1,584
                                                                                                                       ------------
                                                                                                                              5,601
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.2%                            3,351   Novartis AG Registered Shares                   175,566
                                                                      999   Roche Holding AG                                149,552
                                                                                                                       ------------
                                                                                                                            325,118
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.0%                                   16   PSP Swiss Property AG                               692
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.0%      16   Unaxis Holding AG                                 2,403
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.3%             739   Compagnie Financiere Richemont AG                32,073
                                                                       59   The Swatch Group Ltd. Bearer Shares               8,729
                                                                       21   The Swatch Group Ltd. Registered Shares             633
                                                                                                                       ------------
                                                                                                                             41,435
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in Switzerland              988,377
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
United            Aerospace & Defense - 0.4%                        4,418   BAE Systems Plc                            $     28,954
Kingdom - 23.0%                                                     1,941   Cobham Plc                                        5,648
                                                                      238   Meggitt Plc                                       1,479
                                                                    2,371   Rolls-Royce Group Plc                            17,401
                                                                                                                       ------------
                                                                                                                             53,482
                  -----------------------------------------------------------------------------------------------------------------
                  Airlines - 0.0%                                     975   British Airways Plc (b)                           5,591
                  -----------------------------------------------------------------------------------------------------------------
                  Auto Components - 0.1%                            1,308   GKN Plc                                           6,467
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages - 0.5%                                  4,293   Diageo Plc                                       62,092
                                                                    1,264   Scottish & Newcastle Plc                         10,557
                                                                                                                       ------------
                                                                                                                             72,649
                  -----------------------------------------------------------------------------------------------------------------
                  Building Products - 0.0%                          1,714   Pilkington Plc                                    4,384
                  -----------------------------------------------------------------------------------------------------------------
                  Capital Markets - 0.3%                              928   3i Group Plc                                     13,502
                                                                    1,211   Amvescap Plc                                      9,189
                                                                       63   Close Brothers Group Plc                            982
                                                                      788   ICAP Plc                                          5,479
                                                                      452   Man Group Plc                                    14,821
                                                                       67   Schroders Plc                                     1,093
                                                                                                                       ------------
                                                                                                                             45,066
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.2%                                    790   BOC Group Plc                                    16,248
                                                                    1,450   Imperial Chemical Industries Plc                  8,264
                                                                      203   Johnson Matthey Plc                               4,921
                                                                                                                       ------------
                                                                                                                             29,433
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks - 4.3%                           8,915   Barclays Plc                                     93,512
                                                                    5,377   HBOS Plc                                         91,663
                                                                   15,771   HSBC Holdings Plc                               252,607
                                                                    8,074   Lloyds TSB Group Plc                             67,711
                                                                    4,415   Royal Bank of Scotland Group Plc                133,018
                                                                                                                       ------------
                                                                                                                            638,511
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Services & Supplies - 0.3%             1,096   Brambles Industries Plc                           7,846
                                                                    1,136   Capita Group Plc                                  8,128
                                                                    1,178   Group 4 Securicor Plc                             3,256
                                                                    2,848   Hays Plc                                          6,136
                                                                       89   Intertek Group Plc                                1,065
                                                                    3,011   Rentokil Initial Plc                              8,451
                                                                      256   Serco Group Plc                                   1,381
                                                                                                                       ------------
                                                                                                                             36,263
                  -----------------------------------------------------------------------------------------------------------------
                  Communications Equipment - 0.0%                     462   Marconi Corp. Plc (b)                             3,067
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering - 0.0%                   657   Amec Plc                                          3,874
                                                                      203   Balfour Beatty Plc                                1,241
                                                                                                                       ------------
                                                                                                                              5,115
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials - 0.1%                     1,057   Hanson Plc                                       11,595
                  -----------------------------------------------------------------------------------------------------------------
                  Consumer Finance - 0.0%                             387   Cattles Plc                                       2,187
                                                                      447   Provident Financial Plc                           4,201
                                                                                                                       ------------
                                                                                                                              6,388
                  -----------------------------------------------------------------------------------------------------------------
                  Containers & Packaging - 0.0%                       681   Rexam Plc                                         5,939
                  -----------------------------------------------------------------------------------------------------------------
                  Distributors - 0.0%                                  84   Inchcape Plc                                      3,289
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Financial Services - 0.0%               491   London Stock Exchange Plc                         5,226
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication Services - 0.4%    11,496   BT Group Plc                                     43,961
                                                                    3,933   Cable & Wireless Plc                              8,052
                                                                                                                       ------------
                                                                                                                             52,013
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Electric Utilities - 0.4%                         1,233   Scottish & Southern Energy Plc             $     21,464
                                                                    2,787   Scottish Power Plc                               26,004
                                                                                                                       ------------
                                                                                                                             47,468
                  -----------------------------------------------------------------------------------------------------------------
                  Electronic Equipment & Instruments - 0.0%           825   Electrocomponents Plc                             3,980
                  -----------------------------------------------------------------------------------------------------------------
                  Food & Staples Retailing - 0.6%                   1,167   Boots Group Plc                                  12,121
                                                                    2,253   J Sainsbury Plc                                  12,193
                                                                   10,636   Tesco Plc                                        60,529
                                                                                                                       ------------
                                                                                                                             84,843
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products - 0.6%                              3,098   Cadbury Schweppes Plc                            29,225
                                                                      868   Tate & Lyle Plc                                   8,389
                                                                    3,726   Unilever Plc                                     36,876
                                                                                                                       ------------
                                                                                                                             74,490
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Equipment & Supplies - 0.1%           1,506   Smith & Nephew Plc                               13,845
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers &                             477   Alliance Unichem Plc                              6,555
                  Services - 0.1%                                      72   iSOFT Group Plc                                     481
                                                                                                                       ------------
                                                                                                                              7,036
                  -----------------------------------------------------------------------------------------------------------------
                  Hotels, Restaurants & Leisure - 0.6%                246   Carnival Plc                                     13,936
                                                                    3,458   Compass Group Plc                                13,090
                                                                      340   Enterprise Inns Plc                               5,475
                                                                      162   First Choice Holidays Plc                           695
                                                                    2,529   Hilton Group Plc                                 15,782
                                                                      739   Intercontinental Hotels Group Plc                10,650
                                                                      542   Mitchells & Butlers Plc                           3,889
                                                                      255   Punch Taverns Plc                                 3,717
                                                                    1,048   Rank Group Plc                                    5,501
                                                                      235   Whitbread Plc                                     3,829
                                                                      728   William Hill Plc                                  6,693
                                                                                                                       ------------
                                                                                                                             83,257
                  -----------------------------------------------------------------------------------------------------------------
                  Household Durables - 0.2%                           449   Barratt Developments  Plc                         7,600
                                                                       51   Bellway Plc                                         988
                                                                       70   Berkeley Group Holdings Plc (b)                   1,335
                                                                      420   Persimmon Plc                                     9,071
                                                                    1,042   Taylor Woodrow Plc                                6,807
                                                                      624   Wimpey George Plc                                 5,142
                                                                                                                       ------------
                                                                                                                             30,943
                  -----------------------------------------------------------------------------------------------------------------
                  Household Products - 0.2%                           929   Reckitt Benckiser Plc                            30,621
                  -----------------------------------------------------------------------------------------------------------------
                  IT Services - 0.0%                                1,900   LogicaCMG Plc                                     5,782
                  -----------------------------------------------------------------------------------------------------------------
                  Independent Power Producers & Energy              2,122   International Power Plc                           8,725
                  Traders - 0.1%
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates - 0.1%                     894   Smiths Group Plc                                 16,054
                                                                    1,196   Tomkins Plc                                       6,155
                                                                                                                       ------------
                                                                                                                             22,209
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance - 0.8%                                  3,461   Aviva Plc                                        41,889
                                                                      293   Britannic Group plc                               3,259
                                                                    3,143   Friends Provident Plc                            10,225
                                                                    8,883   Legal & General Group Plc                        18,605
                                                                    3,534   Prudential Plc                                   33,368
                                                                    3,138   Royal & Sun Alliance Insurance Group              6,774
                                                                                                                       ------------
                                                                                                                            114,120
                  -----------------------------------------------------------------------------------------------------------------
                  Internet & Catalog Retail - 0.2%                  1,300   GUS Plc                                          23,032
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Machinery - 0.0%                                    437   IMI Plc                                    $      3,774
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.9%                                      2,111   Aegis Group Plc                                   4,421
                                                                    1,535   British Sky Broadcasting Plc                     13,084
                                                                      275   Daily Mail & General Trust                        3,720
                                                                      781   EMI Group Plc                                     3,251
                                                                      467   Emap Plc                                          6,919
                                                                    6,374   ITV Plc                                          12,310
                                                                    1,128   Pearson Plc                                      13,313
                                                                    1,975   Reed Elsevier Plc                                18,512
                                                                    2,195   Reuters Group Plc                                16,222
                                                                      253   Trinity Mirror Plc                                2,489
                                                                      459   United Business Media Plc                         5,019
                                                                    1,817   WPP Group Plc                                    19,620
                                                                    1,203   Yell Group Plc                                   11,080
                                                                                                                       ------------
                                                                                                                            129,960
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining - 1.4%                            1,959   Anglo American Plc                               66,556
                                                                    3,358   BHP Billiton Plc                                 54,737
                                                                    3,970   Corus Group Plc                                   4,021
                                                                    1,534   Rio Tinto Plc Registered Shares                  69,919
                                                                                                                       ------------
                                                                                                                            195,233
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.5%                            5,617   Centrica Plc                                     24,565
                                                                    3,625   National Grid Plc                                35,379
                                                                    1,371   United Utilities Plc                             15,793
                                                                                                                       ------------
                                                                                                                             75,737
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail - 0.3%                           2,529   Marks & Spencer Group Plc                        21,925
                                                                      434   Next Plc                                         11,437
                                                                                                                       ------------
                                                                                                                             33,362
                  -----------------------------------------------------------------------------------------------------------------
                  Oil, Gas & Consumable Fuels - 4.4%                5,165   BG Group Plc                                     50,941
                                                                   29,304   BP Plc                                          311,402
                                                                    5,666   Royal Dutch Shell Plc                           172,266
                                                                    3,829   Royal Dutch Shell Plc Class B                   122,134
                                                                                                                       ------------
                                                                                                                            656,743
                  -----------------------------------------------------------------------------------------------------------------
                  Pharmaceuticals - 2.1%                            2,273   AstraZeneca Plc                                 110,392
                                                                    8,161   GlaxoSmithKline Plc                             205,811
                                                                                                                       ------------
                                                                                                                            316,203
                  -----------------------------------------------------------------------------------------------------------------
                  Real Estate - 0.3%                                  832   British Land Co. Plc                             15,226
                                                                      109   Brixton plc                                         809
                                                                      256   Hammerson Plc                                     4,492
                                                                      726   Land Securities Group Plc                        20,727
                                                                      217   Liberty International Plc                         3,653
                                                                      688   Slough Estates Plc                                7,069
                                                                                                                       ------------
                                                                                                                             51,976
                  -----------------------------------------------------------------------------------------------------------------
                  Road & Rail - 0.0%                                  154   Arriva Plc                                        1,540
                                                                      805   Firstgroup Plc                                    5,552
                                                                      157   National Express Group Plc                        2,319
                                                                      575   Stagecoach Group Plc                              1,140
                                                                                                                       ------------
                                                                                                                             10,551
                  -----------------------------------------------------------------------------------------------------------------
                  Semiconductors & Semiconductor Equipment - 0.0%   2,499   ARM Holdings Plc                                  5,191
                  -----------------------------------------------------------------------------------------------------------------
                  Software - 0.1%                                     892   Misys Plc                                         3,656
                                                                    1,870   Sage Group Plc                                    8,283
                                                                                                                       ------------
                                                                                                                             11,939
                  -----------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                  Specialty Retail - 0.2%                           2,753   Dixons Group Plc                           $      7,739
                                                                      967   HMV Group Plc                                     3,001
                                                                    1,140   Kesa Electricals Plc                              5,088
                                                                    3,715   Kingfisher Plc                                   15,131
                                                                    1,602   MFI Furniture Plc                                 2,200
                                                                    1,506   Signet Group Plc                                  2,779
                                                                       96   Travis Perkins Plc                                2,307
                                                                                                                       ------------
                                                                                                                             38,245
                  -----------------------------------------------------------------------------------------------------------------
                  Textiles, Apparel & Luxury Goods - 0.0%             461   Burberry Group Plc                                3,401
                  -----------------------------------------------------------------------------------------------------------------
                  Tobacco - 0.6%                                    2,165   British American Tobacco Plc                     48,318
                                                                      817   Gallaher Group Plc                               12,308
                                                                    1,077   Imperial Tobacco Group Plc                       32,116
                                                                                                                       ------------
                                                                                                                             92,742
                  -----------------------------------------------------------------------------------------------------------------
                  Trading Companies & Distributors - 0.1%             377   Bunzl Plc                                         4,129
                                                                      912   Wolseley Plc                                     19,179
                                                                                                                       ------------
                                                                                                                             23,308
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation Infrastructure - 0.1%                255   Associated British Ports Holdings Plc             2,570
                                                                    1,667   BAA Plc                                          17,944
                                                                      526   BBA Group Plc                                     2,966
                                                                      743   The Peninsular and Oriental Steam
                                                                              Navigation Co.                                  5,944
                                                                                                                       ------------
                                                                                                                             29,424
                  -----------------------------------------------------------------------------------------------------------------
                  Water Utilities - 0.1%                              351   Kelda Group Plc                                   4,664
                                                                      517   Severn Trent Plc                                  9,621
                                                                                                                       ------------
                                                                                                                             14,285
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services - 1.3%       88,655   Vodafone Group Plc                              191,008
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks in the United Kingdom     3,417,911
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Common Stocks
                                                                            (Cost - $13,096,365) - 96.2%                 14,298,722
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------------
United            Diversified Financial Services - 3.4%             8,545   iShares MSCI EAFE Index Fund                    508,086
States - 3.4%     ------------------------------------------------------------------------------------------------------------------
                                                                            Total Exchange-Traded Funds
                                                                            (Cost - $483,758) - 3.4%                        508,086
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Preferred Stocks
-----------------------------------------------------------------------------------------------------------------------------------
Germany - 0.2%    Automobiles - 0.1%                                   13   Porsche AG                                        9,307
                                                                      103   Volkswagen AG, 4.35%                              3,949
                                                                                                                       ------------
                                                                                                                             13,256
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals - 0.1%                                     81   Henkel KGaA, 1.75%                                8,121
                  -----------------------------------------------------------------------------------------------------------------
                  Health Care Providers & Services - 0.0%              19   Fresenius Medical Care AG, 2.30%                  1,767
                  -----------------------------------------------------------------------------------------------------------------
                  Media - 0.0%                                         96   ProSieben SAT.1 Media AG, 2.24%                   1,851
                  -----------------------------------------------------------------------------------------------------------------
                  Multi-Utilities - 0.0%                               23   RWE AG, 3.50%                                     1,477
                  -----------------------------------------------------------------------------------------------------------------
                                                                            Total Preferred Stocks
                                                                            (Cost - $24,467) - 0.2%                          26,472
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc. - Mercury International Index Portfolio

Schedule of Investments as of December 31, 2005                (in U.S. dollars)

                                                                   Shares
Country           Industry                                           Held   Common Stocks                                Value
----------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.0%   Industrial Conglomerates - 0.0%                   2,370   Sonae SGPS SA (c)                         $      1,213
                  ----------------------------------------------------------------------------------------------------------------
                                                                            Total Rights
                                                                            (Cost - $1,028) - 0.0%                           1,213
----------------------------------------------------------------------------------------------------------------------------------

                                                                            Other  Interests (d)
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom -  Multi-Utilities - 0.0%                            2,496   National Grid Plc.                                   0
0.0%
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Other Interest (Cost - $0) - 0.0%              0
----------------------------------------------------------------------------------------------------------------------------------

                                                               Beneficial
                                                                 Interest   Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
United                                                           $  8,269   Merrill Lynch Liquidity Series, LLC
States - 0.1%                                                               Cash Sweep Series I (a)                          8,269
                  ----------------------------------------------------------------------------------------------------------------
                                                                            Total Short-Term Securities
                                                                            (Cost - $8,269) - 0.1%                           8,269
----------------------------------------------------------------------------------------------------------------------------------
                                                                            Total Investments
                                                                            (Cost - $13,613,887*) - 99.9%               14,842,762

                                                                            Other Assets Less Liabilities - 0.1%            12,776
                                                                                                                      ------------
                                                                            Net Assets - 100.0%                       $ 14,855,538
                                                                                                                      ============

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                               $ 13,652,026
                                                                   ============
      Gross unrealized appreciation                                $  1,470,104
      Gross unrealized depreciation                                    (279,368)
                                                                   ------------
      Net unrealized appreciation                                  $  1,190,736
                                                                   ============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ---------------------------------------------------------------------------------------------------
                                                                                      Net        Interest
      Affiliate                                                                    Activity       Income
      ---------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                      $ 8,269        $ 6,549
      ---------------------------------------------------------------------------------------------------

(b)   Non-income producing security.
(c)   The rights may be exercised until 1/06/2006.
(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FAM Series Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FAM Series Fund, Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FAM Series Fund, Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    FAM Series Fund, Inc.

Date: February 21, 2006